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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6352
ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2007 to November 30, 2007
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds
Semi-Annual Report
November 30, 2007
Classes A, B, C, I and O
Domestic Equity and Income Funds
•	ING Balanced Fund

•	ING Growth and Income Fund
Domestic Equity Growth Funds
•	ING 130/30 Fundamental Research Fund

•	ING Growth Fund

•	ING Small Company Fund
E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Statements of Assets and Liabilities	12
Statements of Operations	16
Statements of Changes in Net Assets	18
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	33
Portfolios of Investments	46
Shareholder Meeting Information	79
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER
Dear Shareholder,
It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.
Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.
ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.
Sincerely,
Shaun P. Mathews
President
ING Funds
December 21, 2007
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2007
We started our new fiscal year knowing that the last one would be a hard act to follow, with the equity indices for most of the major regions returning more than 20% in local currencies. Few, however, could have expected the tumult of the first half of the reporting period. After nervous optimism persisted into July 2007, a credit crisis sent investors fleeing stock markets and into Treasuries. The U.S. Federal Reserve Board (the “Fed”) rate cuts provided some solace, but by the end of November 2007, these were no longer enough. For the six-month period ended November 30, 2007, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.4%. In currencies, the view that European interest rates would stay firmer than those in the U.S. supported the pound and euro for most of the period, while the yen continued to be dragged down by the “carry trade”, in which speculators borrow in yen at low interest rates and buy higher yielding securities in other currencies. But in the flight from risk, these trades were unwound and the yen rebounded. For the six months ended November 30, 2007, the dollar fell 9.1%, 4.5% and 9.5% against the euro (repeatedly making new lows), pound and yen, respectively.
The recession in the housing market had taken a new disturbing turn by the summer, as lax lending standards especially in the sub-prime mortgage loan sector were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the carry trade. In June 2007, the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds.
So far, few observers believed that the sub-prime mortgage problems might lead to recession. But from mid-July 2007, a series of shocks sent investors scurrying for cover. A large mortgage lender, Countrywide, reported that the sub-prime default crisis had spread to other classes of mortgage loans. Worse, by month-end, American Home Mortgage revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.
Confirmation that the global asset-backed commercial paper market was close to atrophy came on August 9, 2007 from an unlikely source when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other because no-one could be sure where the exposure to tainted securities ultimately lay.
Central banks responded by pouring billions into the inter-bank system. On August 17, 2007, the Fed cut the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%), followed on September 18, 2007, by an unexpectedly soothing 50 basis points (0.50%) federal funds rate reduction, and another 50 basis points (0.50%) cut in the discount rate. Finally, on October 31, 2007, the Federal Open Market Committee (“FOMC”) cut both rates by an additional 0.25%.
Yet, as November 2007 wore on, many wondered how much further the FOMC could go, with consumer price inflation above 2%, and even whether rate cutting was the answer to what seemed like a different set of problems. Bank lending standards to businesses and consumers were tightening. The asset-backed commercial paper market continued to shrink. Financial institutions were writing down mortgage backed securities in billions of dollars at a time. Home prices were still falling.
U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, had at last breached their March 2000 record in May 2007 and the S&P 500® Index proceeded fitfully to its best level yet on July 19, 2007, reassured by better than expected corporate profits. But the prospect of continued takeover activity, that other great pillar of stock market support worldwide, vanished with the liquidity required to fund it, as the events described above played out. This and general risk aversion took the S&P 500® Index down about 9.5% in the next 19 trading sessions. Recovery was swift after rate cut expectations set in, with a rise of nearly 3% in response to the pleasant surprise on September 18, 2007, and a new all time record close on October 9, 2007. It didn’t last. The financials sector led third quarter S&P 500 earnings lower by about 9% year over year and with growing doubts that any real progress out of the crisis was being made, the same sector dragged the S&P 500® Index down sharply in November 2007, leading to a return of (2.3)% for the six-month period ended November 30, 2007.

2

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2007
Internationally, the MSCI Japan® Index(3) fell 12.0% in the first half of the fiscal year. As the period started, gross domestic product (“GDP”) was already contracting, while consumer prices and wages maintained a downward drift almost without interruption through November 2007. Additionally, the unwinding of carry trades boosted the yen and threatened exports. The MSCI Europe ex UK® Index(4) returned (4.9)% over the same period. A rally on continuing merger and acquisition activity and record low Eurozone unemployment, succumbed to nervousness in mid-July 2007, after another rate increase and turned into a rout as the sub-prime debacle unfolded. The MSCI UK® Index(5) retreated 2.1% after stocks initially surged into the summer, shrugging off a rate increase to a six-year high as a robust service sector and merger and acquisition activity bolstered sentiment. The August 2007 slide then was even more violent than in continental Europe.
(1) The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
(4) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BALANCED FUND
PORTFOLIO MANAGERS’ REPORT
ING Balanced Fund (the “Fund”) seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Paul Zemsky, Omar Aguilar, Ph.D. and James B. Kauffmann, Portfolio Managers(1), all of ING Investment Management Co. — the Sub-Adviser.
Performance: For six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.30)% compared to Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Lehman Brothers® Aggregate Bond Index(2) (“LBAB Index”) and the Composite Index(3) (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the LBAB), which returned (2.33)%, 5.32% and 0.74%, respectively, for the same period.
Portfolio Specifics: Generally, over the period, equities lost value while fixed income performed positively. While the Fund’s non-benchmark cash holdings added value, it wasn’t enough to offset the negative effects of its overweight in equity. The underweight in fixed income detracted from performance as well.
While some economic data such as job growth and improvement in net exports have been positive, uncertainties surrounding the extent of sub-prime-related losses in the financial sector have hurt stock market performance. Since the summer, credit tightening and persistent weakness in housing have caused hesitancy among investors in the security markets. We moved our asset allocation during the period, deciding to close down most of our risk exposures to avoid any aftershocks from the credit crisis. Our current equity versus fixed income position is neutral and we remain overweight in larger capitalization stocks over the smaller.
The equity portion of the Fund underperformed the S&P 500® Index, mainly due to adverse security selection, particularly in health care and information technology. In contrast, selection in consumer staples was beneficial. Security selection was weakest in small-cap stocks, with mid- and large-caps also acting as a drag. While growth and market recognition factors such as long term price momentum and earnings trend worked well, valuation factors detracted from performance, particularly in the financials sector. Quality factors were flat during the period.
Stocks that added to performance included an underweight position in Fannie Mae and Comcast Corp. In contrast, overweight positions in Coach, Inc. and Washington Mutual negatively impacted performance.
The fixed income portion of the Fund underperformed the LBAB Index. This was a period characterized as a credit crunch, with all mortgage exposure detracting from fixed income performance. In particular, floating rate-notes were the largest detractor within the credit sector, and adjustable rate mortgages suffered a material negative impact. Both were hit hard by the forced liquidation of overleveraged buyers such as hedge funds. While our long duration stance helped performance, it was not enough to overcome the negative impact of our allocation to credit and mortgages.
Current Strategy and Outlook: Until recently, it was possible to believe that the impact on the U.S. stock market from the problems in the sub-prime mortgage sector would be limited. With more data, it is now apparent that the sub-prime related losses at financial firms are larger than anticipated. At the same time, credit markets continue to suffer. Issuers of asset-backed commercial paper, for instance, are unable to rollover that paper as it matures, and spreads in the interbank loan market have not returned to earlier levels. The Federal Reserve has cut interest rates several times over the last six months, and federal fund futures markets are pricing in relatively high probabilities of further cuts in 2008.
In this economic environment, we prefer large-cap domestic stocks over their smaller counterparts. Their valuations are more attractive than those of small-caps, their balance sheets are strong and less dependent on bank credit, and we believe they are better positioned to withstand any tightening of bank credit standards. We are neutral in fixed income holdings.
Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

U.S. Treasury Note, 3.375%, due 11/30/12	3.9%
ExxonMobil Corp.	2.5%
Chevron Corp.	1.5%
Federal National Mortgage Corporation, 5.000%, due 01/15/20	1.4%
U.S. Treasury Bond, 4.750%, due 02/15/37	1.4%
Intel Corp.	1.3%
U.S. Treasury Note, 3.625%, due 10/31/09	1.2%
Merck & Co., Inc.	1.2%
General Electric Co.	1.0%
Microsoft Corp.	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.
Portfolio holdings are subject to change daily.
(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 largecapitalization companies whose securities are traded on major U.S. stock markets.
(2) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, assetbacked and corporate debt securities.
(3) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Lehman Brothers® Aggregate Bond Index.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING GROWTH AND INCOME FUND
PORTFOLIO MANAGERS’ REPORT
ING Growth and Income Fund (the “Fund”) seeks long term growth of capital and income. The Fund is managed by Christopher F. Corapi(*), Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.69)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned (2.33)% for the same period.
Portfolio Specifics: The Fund benefited most from stock selection in the financials and information technology sectors. Our decision to underweight the financial sector also contributed meaningfully to relative returns. Stock selection in the consumer discretionary and energy sectors detracted the most from performance.
A few stocks that helped returns within financials were Assurant, Inc. and Deutsche Boerse AG. Assurant, Inc., a niche insurance player, benefited from the turmoil in the sub-prime mortgage market. Their dominant position in the force-placed homeowners market expanded as credit worsened. Deutsche Boerse AG, the largest European exchange, had tremendous growth in its equity index options and futures. As trading volumes have accelerated with the increased volatility in the stock market.
Among information technology, our investments in Google, Inc. and Intel Corp. were particularly beneficial during this period. Google, Inc.’s revenue growth was strong and its market share gains continued to accelerate. The PC cycle has been longer and stronger than Wall Street expectations, which has boosted Intel Corp. The company has been helped by strong unit growth in PC shipments, especially notebooks.
Among the stocks that detracted from relative returns were Macy’s and Liz Claiborne, Inc.. We sold Macy’s as the current credit crunch dampened our thesis that Macy’s was a strong takeout candidate. Liz Claiborne, Inc. has suffered along with the entire retail group as fears of a macroeconomic slowdown and poor weather have weighed heavily on the company’s outlook. We believe the firm’s recent business divestures and reallocation of resources to its main brands are potential positive catalysts for the stock.
Within energy, our investment in Plains Exploration & Production Co. and the decision to not own Chevron Corp. were drags on performance. Plains Exploration & Production Co. made two natural gas acquisitions. Investors viewed this strategy with skepticism since Plains Explorations & Production Co. has been heavily levered to oil, not natural gas. We bought the stock, as we believe its assets are valuable and expect the firm to monetize them in the future. Chevron Corp. continued to benefit from higher oil prices and strong global demand.
Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it.
Top holdings include XTO Energy, Inc. (“XTO”), Google, Inc., Intel Corp. and Waste Management, Inc. XTO has consistently grown its reserve base. We believe this low-cost producer will continue to generate enough cash to fund its own growth. Furthermore, we have high confidence in XTO’s management. We believe that the Google, Inc.’s IT investments in new product development such as its mobile phone initiatives as well as its online advertising business may help drive growth going forward. As mentioned above, we anticipate the PC cycle will be better than consensus. This trend as well as emerging market growth will potentially help Intel Corp. We believe that Waste Management, Inc. will successfully renegotiate substantially higher rates in all regions as municipal contracts expire.
Top Ten Holdings*
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	5.7%
Microsoft Corp.	3.5%
Intel Corp.	3.0%
Johnson & Johnson	2.8%
Google, Inc. — Class A	2.7%
AT&T, Inc.	2.6%
General Electric Co.	2.3%
Altria Group, Inc.	2.3%
Procter & Gamble Co.	2.1%
XTO Energy, Inc.	2.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.
Portfolio holdings are subject to change daily.
(*) Effective December 31, 2007, Scott Lewis is no longer a Portfolio Manager to the Fund.
(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING 130/30 FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT
ING 130/30 Fundamental Research Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Chris Corapi and Michael Pytosh, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.87)% compared to Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned (2.33)%, for the same period.
Portfolio Specifics: The Fund benefited from stock selection, primarily due to our short positions within the information technology and consumer discretionary sectors. Our long positions within industrials also contributed meaningfully to results. In addition, the Fund was helped by our decision to underweight the financial and consumer discretionary sectors. Long-position stock selection within technology and consumer discretionary detracted from relative returns. From an overall sector standpoint, financials had a positive stock selection effect while healthcare positions had a negative effect on both long and short positions.
The stocks that had a favorable impact on returns were short positions in Advanced Micro Devices, Inc. and Shuffle Master and a long position in Foster Wheeler Ltd. (sold). Advanced Micro Devices, Inc. has been hindered by lower quality products. Investors were disappointed that its new line of semiconductor chips is inferior to competitor’s offerings. Growth prospects for Shuffle Master, a short position in the gaming industry, have slowed substantially warranting a drop in its stock price. Foster Wheeler Ltd., an engineering and construction company, experienced strong growth abroad and was awarded new power contracts such as a steam generator in Poland.
Within financials, our long position in niche insurance player Assurant, Inc. benefited from the turmoil in the sub-prime mortgage market. Their dominant position, in selling insurance to mortgage servicing companies covering homeowners who failed to insure their properties, expanded as defaults rose. Our short position in Fifth Third Bancorp benefited from credit quality deterioration and commercial real estate exposure, which placed downward strain on this Midwest bank stock.
A few stocks that detracted from relative returns were our long positions in Arris Group, Inc., Children’s Place, and Liz Claiborne, Inc. Arris Group, Inc.’s customer growth and cable business slowed, hurting the company’s stock price. We believe that its recent acquisition of C-Cor is a positive catalyst that will enhance the company’s product line and facilitate more cross-selling opportunities to the cable operators. We sold Children’s Place after the firm violated its newly re-signed contract with Disney.
Liz Claiborne has suffered along with the entire retail group as fears of a macro slowdown and poor weather have weighed heavily on the company’s outlook. We believe the firm’s recent business divestures and reallocation of resources to its main brands are potential positive catalysts for the stock.
Within health care, pressure on hip sales hurt our long position in Zimmer Holdings, Inc. as more surgeons used a hip resurfacing system rather than hip replacement on younger patients. We sold the Fund’s holding as our thesis that Zimmer’s new gender knees product for women left the hip business in a weak position. We were too quick to cover our short position in WellCare Group when it rose despite its high valuation; after we did, the stock fell 0.80% in reaction to the launch of a fraud investigation.
Current Strategy and Outlook: On the long side, the Fund owns stocks of companies that we believe have strong competitive positions, robust end markets, effective capital allocation and clear catalysts that could return the company’s valuation to a level consistent with its financial strength.
On the short side, several of our positions are event-driven with some positions based upon structurally deficient companies or industries, while most are paired investments where we are trying to isolate one or several poor characteristics without taking on exposure to the industry or sector. We shorted Murphy Oil Corporation and paired it with our long position in Occidental Petroleum Corp. Both stocks are highly levered to oil. However, Murphy Oil Corporation is short on cash and more expensive than Occidental Petroleum Corp., which generates higher free cash flow.
One of our largest relative trades is a long position in Oracle Corp. and a short position in SAP. We shorted SAP based upon our belief that its valuation will deteriorate as growth prospects slow in its core database software market. On the other hand, we believe Oracle Corp. is attractively positioned and should continue to take market share away from SAP with its innovative technology and integrated product offerings.
Industry Allocation
as of November 30, 2007
(as a percent of net assets)

Oil & Gas	11.3%
Telecommunications	9.0%
Diversified Financial Services	8.0%
Software	7.0%
Semiconductors	6.9%
Pharmaceuticals	5.8%
Banks	5.3%
Electric	5.3%
Retail	5.3%
Insurance	5.2%
Computers	4.7%
Miscellaneous Manufacturing	4.7%
Industries between 2.1%-3.5%(1)	17.4%
Industries less than 2.1%(2)	16.8%
Other Assets and Liabilities-Net*	(12.7)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.

(1)	Includes seven industries, which each represents 2.1%-3.5% of net assets.

(2)	Includes fifteen industries, which each represents less than 2.1% of net assets.
Portfolio holdings are subject to change daily.
Top Ten Holdings
as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	5.0%
Microsoft Corp.	3.2%
Oracle Corp.	2.9%
AT&T, Inc.	2.6%
NRG Energy, Inc.	2.5%
Google, Inc. — Class A	2.4%
Altria Group, Inc.	2.4%
Qualcomm, Inc.	2.3%
Intel Corp.	2.2%
Waste Management, Inc.	2.2%
Portfolio holdings are subject to change daily.
(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 largecapitalization companies whose securities are traded on major U.S. stock markets.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING GROWTH FUND
PORTFOLIO MANAGERS’ REPORT
ING Growth Fund (the “Fund”) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by Jeff Bianchi and Richard Welsh, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.59% compared to the Russell 1000® Growth Index(1), which returned 2.24% for the same period.
Portfolio Specifics: During the six-month period ended November 30, 2007, the market was generally supported by a 0.75% reduction in the federal funds rate, which occurred in two phases. Also helpful was the expectation that additional rate relief was coming, to forestall significant damage to the real economy from the credit crisis. Market gains were limited by ongoing subprime and credit problems and by a spike in crude oil prices, which hovered near $100 a barrel by period-end.
Reflecting strong emerging market demand and pricing power, the materials sector gained 14.5%, led by the chemicals industry. Among defensive sectors, consumer staples stocks advanced 8% with the strongest performance by the household products industry. The information technology sector also outperformed with a major contribution from the internet software and services segment.
The telecommunication services sector declined 15.5%, primarily due to diversified services companies. Investors’ concern for the personal spending outlook resulted in the consumer discretionary sector experiencing the second worst performance, followed by the financial sector. Leisure equipment and products and thrifts and mortgage finance were the worst-performing industries in their sectors.
The Fund’s excess return was primarily due to stock selection, particularly in the consumer discretionary, energy, information technology and industrials sectors. Our focus on the growth stock universe, which we identify through our screening process, contributed to results. Growth stocks outpaced value stocks by nearly 10 percentage points during the period. Growth factors utilized in our stock selection process, such as earnings momentum and price momentum, were good prognosticators of stock performance.
Monsanto Co. (“Monsanto”) was the top contributor to performance. Business trends continued to improve for Monsanto witnessed by higher corn seed prices, increased corn acreage planted and market share gains. The shares of Research In Motion Ltd. benefited from accelerated adoption of its BlackBerry phones and drove subscriber growth. Execution was good in all of GameStop Corp.’s geographic areas and business segments, leading to better-than-expected earnings in the July and October quarters. Expectations for the full year were revised higher.
Coach, Inc. hurt relative performance the most, followed closely by Microsoft Corp. and Pactiv Corp. The earnings outlook for Coach Inc.’s fiscal 2nd quarter of 2008 was revised lower due to slower traffic in several regions, indicating that the overall consumer slowdown is impacting the luxury goods segment. An underweight position in Microsoft Corp. hurt relative performance. The shares reacted positively to strong momentum in the Windows Vista system, PC unit growth and the “Halo 3” videogame. The shares of Pactiv Corp. lagged as input prices continued to exceed expectations, and competition remained keen for the company’s consumer products division.
Current Strategy and Outlook: Following three months of gains, the equity market retreated in November as investors pondered the impact of financial dislocations on the outlook for real growth and profits. We anticipate profit growth to slow into 2008 largely due to, in our opinion, the impact of reduced credit availability on personal spending gains. Despite this, we believe, the market should be supported by strong corporate balance sheets, global growth and rate reductions by central banks. As a result, companies that exhibit the strong business characteristics we find attractive should be rewarded with expanding, if not premium, valuations.
Top Ten Holdings
as of November 30, 2007
(as a percent of net assets)

Apple, Inc.	4.6%
Microsoft Corp.	4.5%
Cisco Systems, Inc.	3.7%
Baxter International, Inc.	3.4%
Hewlett-Packard Co.	3.3%
Merck & Co., Inc.	3.2%
Danaher Corp.	3.2%
Google, Inc. — Class A	3.1%
Oracle Corp.	3.0%
McDonald’s Corp.	2.9%
Portfolio holdings are subject to change daily.
(1) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

ING SMALL COMPANY FUND
PORTFOLIO MANAGERS’ REPORT
ING Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.
Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (4.69)% compared to the Russell 2000® Index(1), which returned (8.82)%, for the same period.
Portfolio Specifics: During the reporting period, concerns about credit and global growth hurt smaller U.S. stocks and resulted in increased market volatility. Concerns about credit availability affected banks and financial firms and began to spread into the consumer discretionary sector, including retailers and retail real estate investment trusts (“REITS”).
Consumer discretionary and financials were the worst performing sectors for the period, impacted by tightening credit and concerns surrounding a weakening labor market. Industrials also acted as a drag on performance. Health care performed well due to typically more stable growth. Materials turned in positive results, as companies dealing in commodities that price goods in dollars were boosted as the U.S. dollar weakened and as companies with international exposure continue to benefit from international growth.
Stock selection was the main performance driver over the period. Selection within financials, health care and technology contributed the most to results; selection in consumer discretionary and materials detracted the most from results.
Kyphon, Inc. and BioMarin Pharmaceuticals contributed significantly to performance over the period. Kyphon, Inc. is a global medical device company specializing in the design, manufacture and marketing of medical devices to treat and restore spinal anatomy using minimally invasive technologies. During the reporting period, Kyphon, Inc. and Medtronic, Inc. announced that Medtronic, Inc. will acquire all of the outstanding shares of Kyphon, Inc. for $71 per share, which represents a 34% premium to the stock price. We sold the Fund’s position.
BioMarin Pharmaceuticals develops and commercializes therapeutic enzyme products. The company is developing a drug called Kuvan for the treatment of phenylketonuria, an inherited metabolic disorder. In July, BioMarin Pharmaceuticals announced that the U.S. FDA accepted the new drug application for Kuvan and granted it priority review status with an action date of November 25, 2007. Anticipation regarding a potential approval by November helped the performance of the stock.
RAM Holdings Ltd. and Steven Madden Ltd. were two of the largest detractors from performance over the period. RAM Holdings Ltd. provides financial guaranty reinsurance through public and structured finance products. The structured finance line has exposure to residential mortgage loans. The stock was negatively impacted by the financial sell-off in July and August. We no longer hold a position in this company due to the uncertainties surrounding the future of the asset-backed market.
Steve Madden Ltd. designs and sells footwear for men, women and children. The stock’s performance was hurt by concerns surrounding earnings expectations and that the company’s products were out of favor with the consumer. We no longer hold a position in the company.
Current Outlook and Strategy: We continue to focus on companies with strong balance sheets and cash flow generation capabilities. We believe the Fund is defensively positioned in the financials sector, with exposure to banks, diversified financials and insurance. We are underweight REITs, as we think the real estate market is overextended. Within healthcare, the Fund remains positioned to gain from strong demand for behavioral health providers, healthcare equipment suppliers with niche franchises and disease-management providers. We are underweight biotech stocks due to risk and valuation considerations, and we have no exposure to Medicaid managed-care providers due to the deteriorating reimbursement environment. Our technology exposure is in software and services, hardware and equipment, and semiconductors.
Top Ten Holdings
as of November 30, 2007
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.4%
Waste Connections, Inc.	1.1%
Macrovision Corp.	1.1%
Magellan Health Services, Inc.	1.1%
Westfield Financial, Inc.	1.0%
Toro Co.	1.0%
Portland General Electric Co.	1.0%
Universal Health Services, Inc.	1.0%
THQ, Inc.	1.0%
Longs Drug Stores Corp.	1.0%
Portfolio holdings are subject to change daily.
(1) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b—1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% Return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Balanced Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Actual Fund Return
Class A	$1,000.00	$987.00	1.23%	$6.11
Class B	1,000.00	983.00	1.98	9.82
Class C	1,000.00	983.10	1.98	9.82
Class I	1,000.00	987.50	0.98	4.87
Class O	1,000.00	986.40	1.23	6.11
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.23%	$6.21
Class B	1,000.00	1,015.10	1.98	9.97
Class C	1,000.00	1,015.10	1.98	9.97
Class I	1,000.00	1,020.10	0.98	4.95
Class O	1,000.00	1,018.85	1.23	6.21

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING Growth and	Value	Value	Expense	Period Ended
Income Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Actual Fund Return
Class A	$1,000.00	$993.10	1.21%	$6.03
Class B	1,000.00	988.70	1.96	9.74
Class C	1,000.00	989.80	1.96	9.75
Class I	1,000.00	994.30	0.96	4.79
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.21%	$6.11
Class B	1,000.00	1,015.20	1.96	9.87
Class C	1,000.00	1,015.20	1.96	9.87
Class I	1,000.00	1,020.20	0.96	4.85
ING 130/30 Fundamental Research Fund

Actual Fund Return
Class A	$1,000.00	$981.30	2.06%	$10.20
Class B	1,000.00	976.60	2.81	13.89
Class C	1,000.00	976.60	2.81	13.98
Class I	1,000.00	981.30	1.81	8.82
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.70	2.06	$10.38
Class B	1,000.00	1,010.95	2.81	14.13
Class C	1,000.00	1,010.85	2.81	14.23
Class I	1,000.00	1,016.10	1.81	8.97
ING Growth Fund

Actual Fund Return
Class A	$1,000.00	$1,075.90	1.48%	$7.68
Class B	1,000.00	1,071.10	2.23	11.55
Class C	1,000.00	1,071.10	2.23	11.55
Class I	1,000.00	1,076.20	1.23	6.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.48%	$7.47
Class B	1,000.00	1,013.85	2.23	11.23
Class C	1,000.00	1,013.85	2.23	11.23
Class I	1,000.00	1,018.85	1.23	6.21

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING Small Company	Value	Value	Expense	Period Ended
Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*
Actual Fund Return
Class A	$1,000.00	$953.10	1.38%	$6.74
Class B	1,000.00	949.10	2.13	10.38
Class C	1,000.00	949.30	2.13	10.38
Class I	1,000.00	954.20	1.13	5.52
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.38%	$6.96
Class B	1,000.00	1,014.35	2.13	10.73
Class C	1,000.00	1,014.35	2.13	10.73
Class I	1,000.00	1,019.35	1.13	5.70
Effective November 10, 2007, the contractual obligations for ING Growth and Income Fund have changed. If these changes had been in place during the entire six-month period, actual and hypothetical ending account balances, annualized expense ratios, and expenses paid would have been as follows:

			Annualized
			Expense
	Beginning	Ending	Ratio	Expenses Paid
	Account	Account	(adjusted for	During the
ING Growth and	Value	Value	contractual	Period Ended
Income Fund	June 1, 2007	November 30, 2007	changes)	November 30, 2007**
Actual Fund Return
Class A	$1,000.00	$993.10	1.08%	$5.38
Class B	1,000.00	988.70	1.83	9.10
Class C	1,000.00	989.80	1.83	9.10
Class I	1,000.00	994.30	0.83	4.14
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.08%	$5.45
Class B	1,000.00	1,015.85	1.83	9.22
Class C	1,000.00	1,015.85	1.83	9.22
Class I	1,000.00	1,020.85	0.83	4.19

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

**	Expenses are equal to each Fund’s respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

			ING
		ING	130/30
	ING	Growth	Fundamental
	Balanced	and Income	Research
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$262,328,431	$403,836,046	$12,847,726
Short-term investments in affiliates at amortized cost	10,600,000	24,325,000	250,000
Short-term investments at amortized cost	46,462,770	26,106,305	131,000
Cash	296,626	—	1,354,871
Cash collateral for futures	323,506	819,000	12,600
Foreign currencies at value**	38,383	24,135	—
Receivables:
Investment securities sold	8,972,207	2,857,797	499,403
Fund shares sold	87,057	73,362	131
Dividends and interest	1,118,690	785,696	17,264
Variation margin receivable	19,606	147,861	2,261
Unrealized appreciation on forward foreign currency contracts	2,386	—	—
Upfront payments made on swap agreements	199,067	—	—
Unrealized appreciation on swap agreements	612,294	—	—
Prepaid expenses	30,637	24,483	17,309
Reimbursement due from manager	95,599	2,558	9,702

Total assets	331,187,259	459,002,243	15,142,267

LIABILITIES:
Payable for investment securities purchased	14,518,041	6,341,534	464,547
Payable for fund shares redeemed	585,996	227,764	—
Payable for futures variation margin	7,084	—	—
Payable upon receipt of securities loaned	44,840,997	24,861,305	—
Securities sold short^	—	—	1,904,776
Accrued dividend income on short positions	—	—	1,330
Upfront payments received on swap agreements	180,562	—	—
Unrealized depreciation on swap agreements	260,844	—	—
Payable to affiliates	293,783	362,321	10,428
Payable for borrowings against line of credit	—	—	1,345,922
Payable to custodian due to bank overdraft	—	4,850	—
Payable to custodian due to foreign currency overdraft***	—	—	181
Payable for directors fees	2,930	27,338	258
Other accrued expenses and liabilities	111,630	253,086	17,098
Options written^^	—	21,311	—

Total liabilities	60,801,867	32,099,509	3,744,540

NET ASSETS	$270,385,392	$426,902,734	$11,397,727

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$265,264,301	$470,295,797	$10,382,937
Undistributed net investment income	2,495,369	962,467	40,478
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and short sales	(13,975,705)	(87,848,663)	140,475
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, written options, and short sales	16,601,427	43,493,133	833,837

NET ASSETS	$270,385,392	$426,902,734	$11,397,727

+ Including securities loaned at value	$43,972,477	$24,286,700	$—
* Cost of investments in securities	$246,089,596	$360,395,975	$12,077,322
** Cost of foreign currencies	$35,533	$24,096	$—
*** Cost of foreign currency overdraft	$—	$—	$181
^ Proceeds from short sales	$—	$—	$1,963,347
^^ Premiums received for options written	$—	$20,420	$—
See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

			ING
		ING	130/30
	ING	Growth	Fundamental
	Balanced	and Income	Research
	Fund	Fund	Fund
Class A:
Net Assets	$111,709,768	$364,305,875	$11,354,628
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,622,022	27,343,271	1,031,595
Net asset value and redemption price per share	$12.96	$13.32	$11.01
Maximum offering price per share (5.75%)(1)	$13.75	$14.13	$11.68
Class B:
Net Assets	$50,329,925	$27,269,265	$24,292
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,935,627	2,082,633	2,236
Net asset value and redemption price per share(2)	$12.79	$13.09	$10.86
Maximum offering price per share	$12.79	$13.09	$10.86
Class C:
Net Assets	$46,881,806	$8,251,461	$15,664
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,660,339	631,826	1,441
Net asset value and redemption price per share(2)	$12.81	$13.06	$10.87
Maximum offering price per share	$12.81	$13.06	$10.87
Class I:
Net Assets	$24,854,768	$27,076,133	$3,143
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,920,335	2,026,515	285
Net asset value and redemption price per share	$12.94	$13.36	$11.03
Maximum offering price per share	$12.94	$13.36	$11.03
Class O:
Net Assets	$36,609,125	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	2,840,594	n/a	n/a
Net asset value and redemption price per share	$12.89	n/a	n/a
Maximum offering price per share	$12.89	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

		ING
	ING	Small
	Growth	Company
	Fund	Fund
ASSETS:
Investments in securities at value*	$40,685,548	$101,171,836
Short-term investments in affiliates at amortized cost	100,000	450,000
Short-term investments at amortized cost	101,000	125,000
Cash	696	730,671
Receivables:
Investment securities sold	1,064,357	1,836,796
Fund shares sold	18,919	113,313
Dividends and interest	65,792	100,107
Prepaid expenses	22,622	22,788

Total assets	42,058,934	104,550,511

LIABILITIES:
Payable for investment securities purchased	1,143,542	859,606
Payable for fund shares redeemed	37,088	62,050
Payable to affiliates	38,258	102,425
Payable for directors fees	4,137	4,300
Other accrued expenses and liabilities	49,921	57,325

Total liabilities	1,272,946	1,085,706

NET ASSETS	$40,785,988	$103,464,805

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$144,305,143	$76,603,547
Undistributed net investment income (accumulated net investment loss)	(65,889)	294,355
Accumulated net realized gain (loss) on investments	(110,691,300)	23,118,804
Net unrealized appreciation on investments	7,238,034	3,448,099

NET ASSETS	$40,785,988	$103,464,805

* Cost of investments in securities	$33,447,514	$97,723,737
See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

		ING
	ING	Small
	Growth	Company
	Fund	Fund
Class A:
Net Assets	$27,947,757	$67,405,515
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,760,357	3,947,252
Net asset value and redemption price per share	$15.88	$17.08
Maximum offering price per share (5.75%)(1)	$16.85	$18.12
Class B:
Net Assets	$6,004,278	$5,995,638
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	390,922	361,553
Net asset value and redemption price per share(2)	$15.36	$16.58
Maximum offering price per share	$15.36	$16.58
Class C:
Net Assets	$1,992,841	$3,895,711
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	131,032	236,520
Net asset value and redemption price per share(2)	$15.21	$16.47
Maximum offering price per share	$15.21	$16.47
Class I:
Net Assets	$4,841,112	$26,167,941
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	293,026	1,445,127
Net asset value and redemption price per share	$16.52	$18.11
Maximum offering price per share	$16.52	$18.11

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.
See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

			ING
		ING	130/30
	ING	Growth	Fundamental
	Balanced	and Income	Research
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,576,817	$1,596,805	$122,275
Interest(1)	3,058,979	231,659	12,280
Securities lending income	57,810	18,616	—
Short stock rebates	—	—	16,216

Total investment income	4,693,606	1,847,080	150,771

EXPENSES:
Investment management fees	1,070,776	450,121	45,326
Distribution and service fees:
Class A	145,878	111,059	14,138
Class B	276,392	63,975	57
Class C	249,017	16,675	39
Class O	45,103	—	—
Transfer agent fees	233,990	36,600	1,298
Administrative service fees	114,217	51,948	4,533
Shareholder reporting expense	76,479	29,380	2,976
Registration fees	34,959	26,642	26,533
Professional fees	48,792	12,993	3,532
Custody and accounting expense	37,770	13,011	6,034
Directors fees	5,547	3,477	327
Dividend expense on short positions	—	—	23,430
Miscellaneous expense	6,838	4,572	2,770
Interest expense	—	—	14,143

Total expenses	2,345,758	820,453	145,136
Net waived and reimbursed fees	(232,093)	(3,142)	(28,171)

Net expenses	2,113,665	817,311	116,965

Net investment income	2,579,941	1,029,769	33,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, WRITTEN OPTIONS, AND SHORT SALES:
Net realized gain (loss) on:
Investments	7,075,102	5,032,002	81,636
Foreign currency related transactions	42,995	(2,847)	331
Futures, swaps, and written options	825,989	(223,764)	(20,944)
Short sales	—	—	107,924

Net realized gain on investments, foreign currency related transactions, futures, swaps, written options, and short sales	7,944,086	4,805,391	168,947

Net change in unrealized appreciation or depreciation on:
Investments	(15,382,708)	130,602	(517,065)
Foreign currency related transactions	5,898	256	—
Futures, swaps, and written options	386,005	(53,357)	2,322
Short sales	—	—	88,659

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and short sales	(14,990,805)	77,501	(426,084)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and short sales	(7,046,719)	4,882,892	(257,137)

Increase (decrease) in net assets resulting from operations	$(4,466,778)	$5,912,661	$(223,331)

* Foreign taxes withheld	$6,912	$7,366	$1,965
(1) Affiliated income	$265,548	$212,372	$7,903
See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

		ING
	ING	Small
	Growth	Company
	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$242,875	$943,177
Interest(1)	20,226	82,601
Securities lending income	2,345	17,673

Total investment income	265,446	1,043,451

EXPENSES:
Investment management fees	146,608	468,309
Distribution and service fees:
Class A	34,672	90,053
Class B	30,105	33,168
Class C	9,203	20,824
Transfer agent fees	42,196	38,430
Administrative service fees	16,755	44,076
Shareholder reporting expense	7,821	14,514
Registration fees	24,460	25,088
Professional fees	7,560	15,402
Custody and accounting expense	5,129	10,980
Directors fees	3,294	4,026
Miscellaneous expense	3,214	4,671
Interest expense	521	—

Total expenses	331,538	769,541
Net waived and reimbursed fees	(203)	(1,097)

Net expenses	331,335	768,444

Net investment income (loss)	(65,889)	275,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,827,374	7,803,502

Net change in unrealized appreciation or depreciation on investments	(1,949,582)	(13,444,707)

Net realized and unrealized gain (loss) on investments	2,877,792	(5,641,205)

Increase (decrease) in net assets resulting from operations	$2,811,903	$(5,366,198)

* Foreign taxes withheld	$8,211	$—
(1) Affiliated income	$13,505	$73,663
See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Balanced Fund		ING Growth and Income Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income	$2,579,941	$4,597,321	$1,029,769	$873,866
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	7,944,086	11,966,936	4,805,391	16,445,618
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	(14,990,805)	20,783,090	77,501	2,294,019

Increase (decrease) in net assets resulting from operations	(4,466,778)	37,347,347	5,912,661	19,613,503

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,083,177)	(1,819,326)	(208,892)	(791,072)
Class B	(310,530)	(444,776)	(87)	(74,236)
Class C	(279,360)	(241,583)	(1,141)	(16,302)
Class I	(304,734)	(665,748)	(118,361)	(492,322)
Class O	(336,652)	(502,018)	—	—
Net realized gains:
Class A	—	(700,697)	—	—
Class B	—	(301,452)	—	—
Class C	—	(175,701)	—	—
Class I	—	(207,591)	—	—
Class O	—	(191,192)	—	—

Total distributions	(2,314,453)	(5,250,084)	(328,481)	(1,373,932)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,206,065	39,136,146	7,162,666	17,543,686
Proceeds issued in merger (Note 13)	—	131,331,064	329,660,752	—
Dividends reinvested	1,904,607	4,538,700	322,443	1,331,427

	17,110,672	175,005,910	337,145,861	18,875,113
Cost of shares redeemed	(44,466,879)	(99,227,779)	(13,863,900)	(30,846,404)

Net increase (decrease) in net assets resulting from capital share transactions	(27,356,207)	75,778,131	323,281,961	(11,971,291)

Net increase (decrease) in net assets	(34,137,438)	107,875,394	328,866,141	6,268,280

NET ASSETS:
Beginning of period	304,522,830	196,647,436	98,036,593	91,768,313

End of period	$270,385,392	$304,522,830	$426,902,734	$98,036,593

Undistributed net investment income at end of period	$2,495,369	$2,229,881	$962,467	$261,179

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING 130/30 Fundamental
	Research Fund		ING Growth Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
FROM OPERATIONS:
Net investment income (loss)	$33,806	$20,234	$(65,889)	$(311,067)
Net realized gain on investments, foreign currency related transactions, futures, and short sales	168,947	46,695	4,827,374	6,804,466
Net change in unrealized appreciation or depreciation on investments, futures, and short sales	(426,084)	1,673,672	(1,949,582)	1,112,414

Increase (decrease) in net assets resulting from operations	(223,331)	1,740,601	2,811,903	7,605,813

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(22,226)	—	—
Class C	—	(2)	—	—
Class I	—	(4)	—	—

Total distributions	—	(22,232)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	259,139	235,130	3,114,651	8,750,841
Dividends reinvested	—	226	—	—

	259,139	235,356	3,114,651	8,750,841
Cost of shares redeemed	(90,233)	(21,684)	(14,468,301)	(43,596,593)

Net increase (decrease) in net assets resulting from capital share transactions	168,906	213,672	(11,353,650)	(34,845,752)

Net increase (decrease) in net assets	(54,425)	1,932,041	(8,541,747)	(27,239,939)

NET ASSETS:
Beginning of period	11,452,152	9,520,111	49,327,735	76,567,674

End of period	$11,397,727	$11,452,152	$40,785,988	$49,327,735

Undistributed net investment income (accumulated net investment loss) at end of period	$40,478	$6,672	$(65,889)	$—

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Small Company Fund
	Six Months	Year
	Ended	Ended
	November 30,	May 31,
	2007	2007
FROM OPERATIONS:
Net investment income	$275,007	$77,978
Net realized gain on investments	7,803,502	19,711,875
Net change in unrealized appreciation or depreciation on investments	(13,444,707)	(589,180)

Increase (decrease) in net assets resulting from operations	(5,366,198)	19,200,673

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(12,918,100)
Class B	—	(1,318,127)
Class C	—	(776,907)
Class I	—	(4,597,044)

Total distributions	—	(19,610,178)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,660,643	36,413,510
Dividends reinvested	—	19,145,619

	8,660,643	55,559,129
Cost of shares redeemed	(16,615,117)	(56,722,622)

Net decrease in net assets resulting from capital share transactions	(7,954,474)	(1,163,493)

Net decrease in net assets	(13,320,672)	(1,572,998)

NET ASSETS:
Beginning of period	116,785,477	118,358,475

End of period	$103,464,805	$116,785,477

Undistributed net investment income at end of period	$294,355	$19,348

See Accompanying Notes to Financial Statements

20

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

ING 130/30
Fundamental
Research Fund
INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Net decrease in net assets from operations	(223,331)
Adjustment to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(13,273,173)
Proceeds from disposition of investment securities	12,771,982
Purchase of short-term investment securities, net	1,147,000
Decrease in deposit with broker for securities sold short	1,903,687
Decrease in investment securities sold receivable	215,125
Decrease in dividends and interest receivable	7,251
Increase in fund shares sold receivable	(131)
Decrease in foreign currency balance	181
Increase in cash collateral for futures	(4,200)
Increase in variation margin receivable	(2,261)
Decrease in prepaid expenses	7,315
Decrease in reimbursement due from manager	9,375
Decrease in proceeds from securities sold short	4,685,779
Increase in purchases to cover	(4,584,473)
Increase in accrued income on short positions	567
Decrease in futures variation margin payable	(164)
Decrease in payable for investment securities purchased	(64,793)
Decrease in payable to affiliates	(350)
Decrease in accrued director fees	(14)
Decrease in other accrued expenses	(6,867)
Decrease in accrued line of credit fee payable	(12,386)
Change in unrealized appreciation or depreciation on investments	428,406
Realized gain on investments	(189,560)

Net cash used in operating activities	2,814,965

Cash Flows From Financing Activities:
Decrease in borrowings under line of credit	(1,654,078)
Net proceeds from capital share activity	168,906

Net cash flows provided by financing activities	(1,485,172)

Net increase in cash	1,329,793
Cash at beginning of period	25,078

Cash at end of period	$1,354,871

See Accompanying Notes to Financial Statements

21

ING BALANCED FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.25	11.83		12.35	11.66	10.84	11.07
Income (loss) from investment operations:
Net investment income	$	0.14	0.24	*	0.18	0.18	0.13	0.11
Net realized and unrealized gain (loss) on investments	$	(0.31)	1.49		0.30	0.81	0.88	(0.24)
Total from investment operations	$	(0.17)	1.73		0.48	0.99	1.01	(0.13)
Less distributions from:
Net investment income	$	0.12	0.22		0.17	0.18	0.19	0.10
Net realized gains on investments	$	—	0.09		0.83	0.12	—	—
Total distributions	$	0.12	0.31		1.00	0.30	0.19	0.10
Net asset value, end of period	$	12.96	13.25		11.83	12.35	11.66	10.84
Total Return(1)%		(1.30)	14.89		3.96	8.60	9.38	(1.15)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	111,710	122,023		89,596	67,177	70,237	59,826
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		1.39	1.35		1.40	1.33	1.32	1.42
Net expenses after expense waiver(2)(3)%		1.23 †	1.29	†	1.40	1.33	1.32	1.42
Net investment income after expense waiver(2)(3)%		2.06 †	1.95	†	1.43	1.48	1.11	1.11
Portfolio turnover rate	%	135	268		309	289	302	379

		Class B
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.08	11.68		12.21	11.51		10.75	11.02
Income (loss) from investment operations:
Net investment income	$	0.10	0.14		0.07	0.09	*	0.04	0.03
Net realized and unrealized gain (loss) on investments	$	(0.32)	1.48		0.31	0.80		0.87	(0.23)
Total from investment operations	$	(0.22)	1.62		0.38	0.89		0.91	(0.20)
Less distributions from:
Net investment income	$	0.07	0.13		0.08	0.07		0.15	0.07
Net realized gains on investments	$	—	0.09		0.83	0.12		—	—
Total distributions	$	0.07	0.22		0.91	0.19		0.15	0.07
Net asset value, end of period	$	12.79	13.08		11.68	12.21		11.51	10.75
Total Return(1)%		(1.70)	14.00		3.19	7.79		8.51	(1.84)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	50,330	61,798		34,224	20,900		13,899	3,099
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.14	2.10		2.15	2.08		2.07	2.17
Net expenses after expense waiver(2)(3)%		1.98 †	2.04	†	2.15	2.08		2.07	2.17
Net investment income after expense waiver(2)(3)%		1.30 †	1.21	†	0.69	0.72		0.35	0.40
Portfolio turnover rate	%	135	268		309	289		302	379

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

22

ING BALANCED FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.10	11.69		12.22		11.50	10.71	10.99
Income (loss) from investment operations:
Net investment income	$	0.09	0.15	*	0.09	*	0.08	0.04	0.03
Net realized and unrealized gain (loss) on investments	$	(0.31)	1.48		0.29		0.81	0.87	(0.24)
Total from investment operations	$	(0.22)	1.63		0.38		0.89	0.91	(0.21)
Less distributions from:
Net investment income	$	0.07	0.13		0.08		0.05	0.12	0.07
Net realized gains on investments	$	—	0.09		0.83		0.12	—	—
Total distributions	$	0.07	0.22		0.91		0.17	0.12	0.07
Net asset value, end of period	$	12.81	13.10		11.69		12.22	11.50	10.71
Total Return(1)%		(1.69)	14.03		3.14		7.75	8.59	(1.94)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	46,882	53,801		13,678		4,730	4,270	2,877
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		2.14	2.10		2.15		2.08	2.07	2.17
Net expenses after expense waiver(2)(3)%		1.98 †	2.04	†	2.15		2.08	2.07	2.17
Net investment income after expense waiver(2)(3)%		1.31 †	1.22	†	0.72		0.73	0.36	0.35
Portfolio turnover rate	%	135	268		309		289	302	379

		Class I
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.24	11.82		12.34	11.67	10.85	11.08
Income (loss) from investment operations:
Net investment income	$	0.16	0.27	*	0.21	0.21	0.16	0.14
Net realized and unrealized gain (loss) on investments	$	(0.32)	1.50		0.30	0.81	0.87	(0.25)
Total from investment operations	$	(0.16)	1.77		0.51	1.02	1.03	(0.11)
Less distributions from:
Net investment income	$	0.14	0.26		0.20	0.23	0.21	0.12
Net realized gains on investments	$	—	0.09		0.83	0.12	—	—
Total distributions	$	0.14	0.35		1.03	0.35	0.21	0.12
Net asset value, end of period	$	12.94	13.24		11.82	12.34	11.67	10.85
Total Return(1)%		(1.25)	15.22		4.23	8.85	9.65	(0.93)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	24,855	30,305		35,141	33,380	37,852	50,343
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		1.14	1.10		1.15	1.08	1.07	1.17
Net expenses after expense waiver(2)(3)%		0.98 †	1.04	†	1.15	1.08	1.07	1.17
Net investment income after expense waiver(2)(3)%		2.30 †	2.18	†	1.67	1.73	1.36	1.27
Portfolio turnover rate	%	135	268		309	289	302	379

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupement by the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

23

ING BALANCED FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class O
		Six
		Months					September 15,
		Ended					2004(1) to
		November 30,	Year Ended May 31,				May 31,
		2007	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$	13.19	11.78		12.31		11.83
Income (loss) from investment operations:
Net investment income	$	0.13	0.24	*	0.18	*	0.17
Net realized and unrealized gain (loss) on investments	$	(0.31)	1.49		0.29		0.57
Total from investment operations	$	(0.18)	1.73		0.47		0.74
Less distributions from:
Net investment income	$	0.12	0.23		0.17		0.14
Net realized gains on investments	$	—	0.09		0.83		0.12
Total distributions	$	0.12	0.32		1.00		0.26
Net asset value, end of period	$	12.89	13.19		11.78		12.31
Total Return(2)%		(1.36)	14.92		3.94		6.71
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	36,609	36,595		24,009		10,379
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%		1.39	1.35		1.40		1.33
Net expenses after expense waiver(3)(4)%		1.23 †	1.29	†	1.40		1.33
Net investment income after expense waiver(3)(4)%		2.07 †	1.96	†	1.45		1.44
Portfolio turnover rate	%	135	268		309		289

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupement by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

24

ING GROWTH AND INCOME FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.46		11.05		10.15		9.38	8.12	9.45
Income (loss) from investment operations:
Net investment income	$	0.12	**	0.12		0.19	**	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments	$	(0.21)		2.46		0.89		0.80	1.22	(1.32)
Total from investment operations	$	(0.09)		2.58		1.08		0.97	1.28	(1.28)
Less distributions from:
Net investment income	$	0.05		0.17		0.18		0.20	0.02	0.05
Total distributions	$	0.05		0.17		0.18		0.20	0.02	0.05
Net asset value, end of period	$	13.32		13.46		11.05		10.15	9.38	8.12
Total Return(1)%		(0.69)		23.65		10.76		10.47	15.77	(13.58)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	364,306		58,025		50,656		55,672	58,263	52,182
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%		1.22		1.25		1.27		1.24	1.15	1.18
Net expenses after expense waiver and brokerage commission recapture(2)(3)%		1.21	††	1.25	†	1.27		1.23	1.15	1.18
Net investment income after expense waiver and brokerage commission recapture(2)(3)%		1.87	††	0.98	†	1.84		1.64	0.71	0.47
Portfolio turnover rate	%	173		181		23		31	213	225

		Class B
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.24		10.87		10.00	9.24	8.03	9.37
Income (loss) from investment operations:
Net investment income (loss)	$	0.04	*	0.02		0.11	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	$	(0.19)		2.44		0.87	0.81	1.20	(1.32)
Total from investment operations	$	(0.15)		2.46		0.98	0.88	1.21	(1.34)
Less distributions from:
Net investment income	$	0.00	*	0.09		0.11	0.12	—	0.00 *
Total distributions	$	0.00	*	0.09		0.11	0.12	—	0.00 *
Net asset value, end of period	$	13.09		13.24		10.87	10.00	9.24	8.03
Total Return(1)%		(1.13)		22.76		9.89	9.62	15.07	(14.26)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	27,269		11,837		8,700	7,796	4,192	1,027
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%		1.97		2.00		2.02	1.99	1.90	1.93
Net expenses after expense waiver and brokerage commission recapture(2)(3)%		1.96	††	2.00	†	2.02	1.98	1.90	1.93
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%		0.54	††	0.21	†	1.07	0.87	0.20	(0.28)
Portfolio turnover rate	%	173		181		23	31	213	225

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

**	Calculated using average number of shares oustanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

25

ING GROWTH AND INCOME FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.20		10.84		9.96	9.20	8.00		9.33
Income (loss) from investment operations:
Net investment income (loss)	$	0.04	**	0.02		0.12	0.07	(0.00)	*	(0.02)
Net realized and unrealized gain (loss) on investments	$	(0.17)		2.43		0.86	0.80	1.20		(1.31)
Total from investment operations	$	(0.13)		2.45		0.98	0.87	1.20		(1.33)
Less distributions from:
Net investment income	$	0.01		0.09		0.10	0.11	—		0.00 *
Total distributions	$	0.01		0.09		0.10	0.11	—		0.00 *
Net asset value, end of period	$	13.06		13.20		10.84	9.96	9.20		8.00
Total Return(1)%		(1.02)		22.72		9.93	9.55	15.00		(14.22)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	8,251		2,767		1,925	2,035	1,283		968
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%		1.97		2.00		2.02	1.99	1.90		1.93
Net expenses after expense waiver and brokerage commission recapture(2)(3)%		1.96	††	2.00	†	2.02	1.98	1.90		1.93
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%		0.62	††	0.21	†	1.07	0.89	(0.02)		(0.28)
Portfolio turnover rate	%	173		181		23	31	213		225

		Class I
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006		2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$	13.50	11.08		10.18		9.42	8.15		9.49
Income (loss) from investment operations:
Net investment income	$	0.08	0.15	**	0.22	**	0.20	0.10	**	0.06
Net realized and unrealized gain (loss) on investments	$	(0.16)	2.47		0.89		0.79	1.21		(1.33)
Total from investment operations	$	(0.08)	2.62		1.11		0.99	1.31		(1.27)
Less distributions from:
Net investment income	$	0.06	0.20		0.21		0.23	0.04		0.07
Total distributions	$	0.06	0.20		0.21		0.23	0.04		0.07
Net asset value, end of period	$	13.36	13.50		11.08		10.18	9.42		8.15
Total Return(1)%		(0.57)	23.98		11.01		10.72	16.10		(13.37)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	27,076	25,407		30,487		41,923	51,609		187,417
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%		0.97	1.00		1.02		0.99	0.90		0.93
Net expenses after expense waiver and brokerage commission recapture(2)(3)%		0.96 ††	1.00	†	1.02		0.98	0.90		0.93
Net investment income after expense waiver and brokerage commission recapture(2)(3)%		1.22 ††	1.25	†	2.08		1.89	0.95		0.72
Portfolio turnover rate	%	173	181		23		31	213		225

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005 or more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

26

ING 130/30 FUNDAMENTAL RESEARCH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six
		Months	Year		April 28,
		Ended	Ended		2006(1) to
		November 30,	May 31,		May 31,
		2007	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$	11.22	9.52		10.00
Income (loss) from investment operations:
Net investment income	$	0.03	0.02		0.00 **
Net realized and unrealized gain (loss) on investments	$	(0.24)	1.70		(0.48)
Total from investment operations	$	(0.21)	1.72		(0.48)
Less distribution from:
Net investment income	$	—	0.02		—
Total distribution	$	—	0.02		—
Net asset value, end of period	$	11.01	11.22		9.52
Total Return(2)%		(1.87)	18.10		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	11,355	11,440		9,517
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		2.55	4.78		4.37
Net expenses after expense reimbursement(3)(4)%		2.06	3.42		3.26
Net expenses before interest and dividend expense on short positions and after expense reimbursement(3)(4)%		1.40 †	1.40	†	1.40
Net investment income after expense reimbursement(3)(4)%		0.60 †	0.20	†	0.54
Portfolio turnover rate	%	132	315		13

		Class B
		Six
		Months		Year		April 28,
		Ended		Ended		2006(1) to
		November 30,		May 31,		May 31,
		2007		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$	11.12		9.51		10.00
Income (loss) from investment operations:
Net investment income (loss)	$	0.03	*	(0.06)	*	(0.00) **
Net realized and unrealized gain (loss) on investments	$	(0.29)		1.67		(0.49)
Total from investment operations	$	(0.26)		1.61		(0.49)
Less distribution from:
Net investment income	$	—		0.00	**	—
Total distribution	$	—		0.00	**	—
Net asset value, end of period	$	10.86		11.12		9.51
Total Return(2)%		(2.34)		16.96		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	24		7		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		3.30		5.53		5.12
Net expenses after expense reimbursement(3)(4)%		2.81		4.17		4.01
Net expenses before interest and dividend expense on short positions and after expense reimbursement(3)(4)%		2.15	†	2.15	†	2.15
Net investment income (loss) after expense reimbursement(3)(4)%		0.47	†	(0.63	)†	(0.21)
Portfolio turnover rate	%	132		315		13

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average numbers of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

27

ING 130/30 FUNDAMENTAL RESEARCH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six
		Months		Year		April 28,
		Ended		Ended		2006(1) to
		November 30,		May 31,		May 31,
		2007		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$	11.13		9.51		10.00
Income (loss) from investment operations:
Net investment income (loss)	$	0.03	*	(0.05)	*	(0.00) **
Net realized and unrealized gain (loss) on investments	$	(0.29)		1.68		(0.49)
Total from investment operations	$	(0.26)		1.63		(0.49)
Less distribution from:
Net investment income	$	—		0.01		—
Total distribution	$	—		0.01		—
Net asset value, end of period	$	10.87		11.13		9.51
Total Return(2)%		(2.34)		17.12		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	16		4		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		3.30		5.53		5.12
Net expenses after expense reimbursement(3)(4)%		2.81		4.17		4.01
Net expenses before interest and dividend expense on short positions and after expense reimbursement(3)(4)%		2.15	†	2.15	†	2.15
Net investment income (loss) after expense reimbursement(3)(4)%		0.51	†	(0.52	)†	(0.21)
Portfolio turnover rate	%	132		315		13

		Class I
		Six
		Months		Year		April 28,
		Ended		Ended		2006(1) to
		November 30,		May 31,		May 31,
		2007		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$	11.24		9.52		10.00
Income (loss) from investment operations:
Net investment income	$	0.05	*	0.05		0.01
Net realized and unrealized gain (loss) on investments	$	(0.26)		1.71		(0.49)
Total from investment operations	$	(0.21)		1.76		(0.48)
Less distribution from:
Net investment income	$	—		0.04		—
Total distribution	$	—		0.04		—
Net asset value, end of period	$	11.03		11.24		9.52
Total Return(2)%		(1.87)		18.54		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3		1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		2.30		4.53		4.12
Net expenses after expense reimbursement(3)(4)%		1.81		3.17		3.01
Net expenses before interest and dividend expense on short Positions and after expense reimbursement(3)(4)%		1.15	†	1.15	†	1.15
Net investment income after expense reimbursement(3)(4)%		1.00	†	0.47	†	0.79
Portfolio turnover rate	%	132		315		13

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average numbers of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

28

ING GROWTH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	14.76		12.86		12.05	11.36	9.97	11.21
Income (loss) from investment operations:
Net investment income (loss)	$	(0.01)		(0.06)	*	(0.08)	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	$	1.13		1.96		0.92	0.67	1.43	(1.20)
Total from investment operations	$	1.12		1.90		0.84	0.69	1.39	(1.24)
Less distributions from:
Net investment income	$	—		—		0.03	—	—	—
Total distributions	$	—		—		0.03	—	—	—
Net asset value, end of period	$	15.88		14.76		12.86	12.05	11.36	9.97
Total Return(1)%		7.59		14.77		6.94	6.07	13.94	(11.06)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	27,948		28,506		45,206	54,825	64,570	66,514
Ratios to average net assets:
Expenses(2)%		1.48	†	1.40	†	1.26	1.21	1.18	1.24
Net investment income (loss)(2)%		(0.17	)†	(0.48	)†	(0.56)	0.19	(0.35)	(0.38)
Portfolio turnover rate	%	87		166		147	140	147	197

		Class B
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	14.34		12.58		11.86	11.26	9.95	11.28
Income (loss) from investment operations:
Net investment loss	$	(0.07)		(0.16)	*	(0.16)	(0.07)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	$	1.09		1.92		0.88	0.67	1.41	(1.25)
Total from investment operations	$	1.02		1.76		0.72	0.60	1.31	(1.33)
Net asset value, end of period	$	15.36		14.34		12.58	11.86	11.26	9.95
Total Return(1)%		7.11		13.99		6.07	5.33	13.17	(11.79)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	6,004		6,230		7,686	6,720	7,054	3,965
Ratios to average net assets:
Expenses(2)%		2.23	†	2.15	†	2.01	1.96	1.93	1.99
Net investment loss(2)%		(0.95	)†	(1.22	)†	(1.31)	(0.57)	(1.08)	(1.13)
Portfolio turnover rate	%	87		166		147	140	147	197

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.

*	Calculated using average numbers of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

29

ING GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	14.20		12.46		11.74	11.15	9.85	11.18
Income (loss) from investment operations:
Net investment loss	$	(0.07)		(0.16)	*	(0.17)	(0.07)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments	$	1.08		1.90		0.89	0.66	1.42	(1.23)
Total from investment operations	$	1.01		1.74		0.72	0.59	1.30	(1.33)
Net asset value, end of period	$	15.21		14.20		12.46	11.74	11.15	9.85
Total Return(1)%		7.11		13.96		6.13	5.29	13.20	(11.90)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	1,993		1,846		2,294	2,131	2,444	1,662
Ratios to average net assets:
Expenses(2)%		2.23	†	2.15	†	2.01	1.96	1.93	1.99
Net investment loss(2)%		(0.96	)†	(1.23	)†	(1.31)	(0.55)	(1.08)	(1.13)
Portfolio turnover rate	%	87		166		147	140	147	197

		Class I
		Six
		Months
		Ended
		November 30,		Year Ended May 31,
		2007		2007		2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	15.35		13.33		12.47		11.72	10.25	11.51
Income (loss) from investment operations:
Net investment income (loss)	$	(0.02)		(0.03)	*	(0.04)	*	0.06	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	$	1.19		2.05		0.94		0.69	1.50	(1.25)
Total from investment operations	$	1.17		2.02		0.90		0.75	1.47	(1.26)
Less distributions from:
Net investment income	$	—		—		0.04		—	—	—
Total distributions	$	—		—		0.04		—	—	—
Net asset value, end of period	$	16.52		15.35		13.33		12.47	11.72	10.25
Total Return(1)%		7.62		15.15		7.22		6.40	14.34	(10.95)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$	4,841		12,746		21,383		33,906	39,184	103,442
Ratios to average net assets:
Expenses(2)%		1.23	†	1.15	†	1.01		0.96	0.93	0.99
Net investment income (loss)(2)%		(0.15	)†	(0.22	)†	(0.30)		0.46	(0.10)	(0.13)
Portfolio turnover rate	%	87		166		147		140	147	197

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

30

ING SMALL COMPANY FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$	17.92	18.32		16.46	15.13	12.06		13.70
Income (loss) from investment operations:
Net investment income (loss)	$	0.05	0.01		(0.06)	(0.01)	0.00	**	(0.01)
Net realized and unrealized gain (loss)
on investments	$	(0.89)	3.05		3.78	1.34	3.07		(1.63)
Total from investment operations	$	(0.84)	3.06		3.72	1.33	3.07		(1.64)
Less distributions from:
Net realized gains on investments	$	—	3.46		1.86	—	—		—
Total distributions	$	—	3.46		1.86	—	—		—
Net asset value, end of period	$	17.08	17.92		18.32	16.46	15.13		12.06
Total Return(1)%		(4.69)	18.50		23.51	8.79	25.46		(11.97)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	67,406	77,041		88,642	92,363	123,834		92,176
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		1.39	1.36		1.40	1.36	1.28		1.38
Net expenses after expense reimbursement(2)(3)%		1.38 ††	1.36	†	1.40	1.36	1.28		1.38
Net investment income (loss) after expense reimbursement(2)(3)%		0.52 ††	0.08	†	(0.34)	(0.07)	(0.03)		(0.08)
Portfolio turnover rate	%	59	83		75	47	123		322

		Class B
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	17.47	18.06		16.37	15.16	12.17	13.93
Income (loss) from investment operations:
Net investment loss	$	(0.02)	(0.11)	*	(0.19)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	$	(0.87)	2.98		3.74	1.33	3.08	(1.66)
Total from investment operations	$	(0.89)	2.87		3.55	1.21	2.99	(1.76)
Less distributions from:
Net realized gains on investments	$	—	3.46		1.86	—	—	—
Total distributions	$	—	3.46		1.86	—	—	—
Net asset value, end of period	$	16.58	17.47		18.06	16.37	15.16	12.17
Total Return(1)%		(5.09)	17.65		22.56	7.98	24.57	(12.63)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	5,996	7,275		7,824	6,783	6,234	2,048
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		2.14	2.11		2.15	2.11	2.03	2.13
Net expenses after expense reimbursement(2)(3)%		2.13 ††	2.11	†	2.15	2.11	2.03	2.13
Net investment loss after expense reimbursement(2)(3)%		(0.26)††	(0.66	)†	(1.10)	(0.77)	(0.84)	(0.83)
Portfolio turnover rate	%	59	83		75	47	123	322

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investments Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount less than $0.005.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

31

ING SMALL COMPANY FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	17.35	17.96		16.28	15.08	12.11	13.88
Income (loss) from investment operations:
Net investment loss	$	(0.02)	(0.11)		(0.19)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	$	(0.86)	2.96		3.73	1.33	3.08	(1.67)
Total from investment operations	$	(0.88)	2.85		3.54	1.20	2.97	(1.77)
Less distributions from:
Net realized gains on investments	$	—	3.46		1.86	—	—	—
Total distributions	$	—	3.46		1.86	—	—	—
Net asset value, end of period	$	16.47	17.35		17.96	16.28	15.08	12.11
Total Return(1)%		(5.07)	17.64		22.63	7.96	24.53	(12.75)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	3,896	4,317		4,393	3,825	3,855	2,270
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		2.14	2.11		2.15	2.11	2.03	2.13
Net expenses after expense reimbursement(2)(3)%		2.13 ††	2.11	†	2.15	2.11	2.03	2.13
Net investment loss after expense reimbursement(2)(3)%		(0.25)††	(0.66	)†	(1.10)	(0.78)	(0.80)	(0.83)
Portfolio turnover rate	%	59	83		75	47	123	322

		Class C
		Six
		Months
		Ended
		November 30,	Year Ended May 31,
		2007	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$	18.98	19.17		17.11	15.69	12.49	14.15
Income (loss) from investment operations:
Net investment income (loss)	$	0.07	0.07	*	(0.02)	(0.01)	0.04	0.02
Net realized and unrealized gain (loss) on investments	$	(0.94)	3.20		3.94	1.43	3.18	(1.68)
Total from investment operations	$	(0.87)	3.27		3.92	1.42	3.22	(1.66)
Less distributions from:
Net investment income	$	—	—		—	—	0.02	—
Net realized gains on investments	$	—	3.46		1.86	—	—	—
Total distributions	$	—	3.46		1.86	—	0.02	—
Net asset value, end of period	$	18.11	18.98		19.17	17.11	15.69	12.49
Total Return(1)%		(4.58)	18.81		23.80	9.05	25.75	(11.73)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	26,168	28,153		17,500	23,581	155,583	167,174
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%		1.14	1.12		1.15	1.11	1.03	1.13
Net expenses after expense reimbursement(2)(3)%		1.13 ††	1.12	†	1.15	1.11	1.03	1.13
Net investment income (loss) after expense reimbursement(2)(3)%		0.75 ††	0.40	†	(0.08)	(0.01)	0.22	0.17
Portfolio turnover rate	%	59	83		75	47	123	322

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investments Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has more than 0.005% impact on the expense ratio.
See Accompanying Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED)
NOTE 1 — ORGANIZATION
Organization. The ING Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate investment series which comprise the Company. The five series (each, a “Fund”; collectively, the “Funds”) that are in this report are: ING Balanced Fund (“Balanced”), ING Growth and Income Fund (“Growth and Income”), ING 130/30 Fundamental Research Fund (“130/30 Fundamental Research”), ING Growth Fund (“Growth”), and ING Small Company Fund (“Small Company”).
Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.
ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM“or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to each Fund. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.
A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.
Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (the ''Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

33

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.
If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.
(2) Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.
Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

34

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. 130/30 Fundamental Research, Growth and Small Company pay dividends annually. Balanced and Growth and Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.
F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.
G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

35

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
I. Short Sales. 130/30 Fundamental Research engages in short sales (selling securities it does not own) as a part of its normal investment activities. These short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, The Bank of New York Mellon Corporation. The collateral required is determined daily by reference to the market value of the short positions. The short stock rebate presented in the Statements of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.
J. Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
K. Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
L. Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.
M. Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.
N. When-Issued and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a

36

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
O. Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Balanced and Growth and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
P. Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the six months ended November 30, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$156,073,496	$192,176,996
Growth and Income	233,396,284	235,454,364
130/30 Fundamental Research	17,857,646	17,457,761
Growth	37,060,473	48,477,104
Small Company	63,212,912	71,367,650
U.S government securities not included above were as follows:

	Purchases	Sales
Balanced	$224,623,887	$219,307,163
For 130/30 Fundamental Research, short sales and purchases to cover were $4,685,779 and $4,584,473, respectively.
NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income and Growth — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for 130/30 Fundamental Research — 0.800% on first $500 million, 0.750% on next $500 million and 0.700% in excess of $1 billion; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.
The Investment Adviser entered into a sub-advisory agreement with ING IM for the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund’s average daily net assets.
The Investment Adviser has entered into a service agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds except, 130/30 Fundamental Research that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended November 30, 2007, ILIAC received $178,312 and $164,349 from Class A and Class I, respectively, for its services.

37

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)
Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2007, Balanced and Growth and Income waived $3,981 and $3,142 of such management fees, respectively. 130/30 Fundamental Research, Growth and Small Company waived $122, $203 and $1,097 of such management fees, respectively. These fees are not subject to recoupment.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	N/A
130/30 Fundamental Research	0.25%	1.00%	1.00%	N/A
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A
Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the six months ended November 30, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	Shares	Shares
Balanced	$3,128	n/a
Growth and Income Fund	2,471	n/a
130/30 Fundamental Research	1,007	n/a
Growth	1,730	n/a
Small Company	4,943	n/a

Contingent Deferred	Class A	Class C
Sales Charges:	Shares	Shares
Balanced	$477	$99
Growth and Income Fund	—	579
Growth	—	143
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES
The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.
At November 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Sharholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Total
Balanced	$165,742	$17,742	$110,299	$293,783
Growth and Income	243,025	19,758	99,538	362,321
130/30 Fundamental Research	7,360	739	2,329	10,428
Growth	23,365	2,673	12,220	38,258
Small Company	73,171	6,897	22,357	102,425
The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.
At November 30, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:
ING Life Insurance and Annuity Company — 130/30 Fundamental Research (96.59)% and Small Company (9.88)%.
ING National Trust — Balanced (11.95)%; Growth and Income (10.62)%; Growth (27.30)%; and Small Company (37.51)%.

38

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Balanced, Growth and Small Company have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.
NOTE 7 — EXPENSE LIMITATIONS
ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with Balanced, Growth and Income, 130/30 Fundamental Research, and Small Company whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Balanced(1)	1.23%	1.98%	1.98%	0.98%	1.23%
Growth and Income(2)	1.08%	1.83%	1.83%	0.83%	N/A
130/30 Fundamental Research	1.40%	2.15%	2.15%	1.15%	N/A
Small Company	1.50%	2.25%	2.25%	1.25%	N/A

(1)	Effective January 1, 2007, an expense limitation agreement was implemented for Balanced. Prior to this date, there were no expense limits for the Fund.

(2)	Effective November 10, 2007, Growth and Income acquired ING Magna Cap Fund and an expense limitation agreement was implemented. Prior to this date, there were no expense limits for the Fund.
The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.
As of November 30, 2007, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 31,
	2008	2009	2010	Total
Balanced	$—	$—	$388,621	$388,621
130/30 Fundamental Research	—	62,587	112,531	175,118
The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.
NOTE 8 — LINE OF CREDIT
All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. In addition, 130/30 Fundamental Research may use proceeds from the line of credit to purchase securities held as part of its normal investment operations. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the six months ended November 30, 2007:

Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized
130/30 Fundamental Research	29	$3,000,000	5.95%
Growth	3	1,100,000	5.78%
NOTE 9 — OPTIONS WRITTEN
Transactions in written options for Balanced during the six months ended November 30, 2007 were as follows:

		Number of
	Contracts	Premium
Balance at 05/31/07	—	$—
Options Written	138	27,255
Options Terminated in Closing Purchase Transactions	(138)	(27,255)

Balance at 11/30/07	—	$—

Transactions in written options for Growth and Income during the six months ended November 30, 2007 were as follows:

		Number of
	Contracts	Premium
Balance at 05/31/07	7,900	$18,673
Options Written	26,900	86,374
Options Terminated in Closing Purchase Transactions	(21,500)	(60,024)
Options Expirations	(11,100)	(24,603)

Balance at 11/30/07	2,200	$20,420

39

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Balanced (Number of Shares)
Shares sold	516,999	1,012,157	96,217	321,362
Shares issued in merger	—	3,965,830	—	2,978,931
Dividends reinvested	67,797	177,557	18,914	49,313
Shares redeemed	(1,169,927)	(3,519,821)	(904,194)	(1,555,654)

Net increase (decrease) in shares outstanding	(585,131)	1,635,723	(789,063)	1,793,952

Balanced ($)
Shares sold	$6,693,573	$12,559,590	$1,228,774	$3,911,300
Proceeds issued in merger	—	48,007,196	—	35,701,302
Dividends reinvested	882,034	2,156,086	243,611	595,971
Shares redeemed	(15,165,302)	(43,760,268)	(11,563,433)	(19,161,749)

Net increase (decrease)	$(7,589,695)	$18,962,604	$(10,091,048)	$21,046,824

	Class C		Class I
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Balanced (Number of Shares)
Shares sold	63,280	101,801	42,656	172,279
Shares issued in merger	—	3,966,745	—	—
Dividends reinvested	12,134	21,391	23,165	71,552
Shares redeemed	(521,594)	(1,153,203)	(434,473)	(926,952)

Net increase (decrease) in shares outstanding	(446,180)	2,936,734	(368,652)	(683,121)

Balanced ($)
Shares sold	$802,893	$1,256,348	$548,707	$2,104,081
Proceeds issued in merger	—	47,622,566	—	—
Dividends reinvested	156,525	260,790	300,681	863,451
Shares redeemed	(6,680,211)	(14,218,636)	(5,657,002)	(11,245,361)

Net increase (decrease)	$(5,720,793)	$34,921,068	$(4,807,614)	$(8,277,829)

	Class O
	Six Months	Year
	Ended	Ended
	November 30,	May 31,
	2007	2007
Balanced (Number of Shares)
Shares sold	460,438	1,567,032
Dividends reinvested	24,865	54,929
Shares redeemed	(420,011)	(884,926)

Net increase in shares outstanding	65,292	737,035

Balanced ($)
Shares sold	$5,932,118	$19,304,827
Dividends reinvested	321,756	662,402
Shares redeemed	(5,400,931)	(10,841,765)

Net increase	$852,943	$9,125,464

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Growth and Income (Number of Shares)
Shares sold	340,956	751,435	82,660	302,049
Shares issued in merger	23,277,305	—	1,312,630	—
Dividends reinvested	15,311	66,890	5	5,231
Shares redeemed	(601,619)	(1,093,017)	(206,831)	(213,536)

Net increase (decrease) in shares outstanding	23,031,953	(274,692)	1,188,464	93,744

Growth and Income ($)
Shares sold	$4,549,849	$9,152,418	$1,353,167	$3,587,945
Proceeds issued in merger	303,960,400	—	16,861,360	—
Dividends reinvested	205,155	776,637	71	59,704
Shares redeemed	(7,938,868)	(13,252,560)	(2,990,161)	(2,568,015)

Net increase (decrease)	$300,776,536	$(3,323,505)	$15,224,437	$1,079,634

40

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	Class C		Class I
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Growth and Income (Number of Shares)
Shares sold	41,794	96,870	53,454	308,763
Shares issued in merger	418,514	—	265,711	—
Dividends reinvested	63	971	8,666	41,869
Shares redeemed	(38,102)	(65,912)	(183,993)	(1,219,858)

Net increase (decrease) in shares outstanding	422,269	31,929	143,838	(869,226)

Growth and Income ($)
Shares sold	$547,862	$1,154,536	$711,788	$3,648,787
Proceeds issued in merger	5,359,953	—	3,479,039	—
Dividends reinvested	826	11,039	116,391	484,047
Shares redeemed	(498,732)	(798,616)	(2,436,139)	(14,227,213)

Net increase (decrease)	$5,409,909	$366,959	$1,871,079	$(10,094,379)

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
130/30 Fundamental Research (Number of Shares)
Shares sold	19,942	22,012	1,635	500
Dividends reinvested	—	22	—	—
Shares redeemed	(8,383)	(1,999)	—	—

Net increase in shares outstanding	11,559	20,035	1,635	500

130/30 Fundamental Research ($)
Shares sold	$227,472	$225,667	$18,154	$5,442
Dividends reinvested	—	226	—	—
Shares redeemed	(90,233)	(20,643)	—	—

Net increase	$137,239	$205,250	$18,154	$5,442

	Class C		Class I
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
130/30 Fundamental Research (Number of Shares)
Shares sold	1,047	394	183	1
Shares redeemed	—	(101)	—	—

Net increase in shares outstanding	1,047	293	183	1

130/30 Fundamental Research ($)
Shares sold	$11,542	$4,011	$1,971	$10
Shares redeemed	—	(1,041)	—	—

Net increase	$11,542	$2,970	$1,971	$10

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Growth (Number of Shares)
Shares sold	151,164	279,734	22,382	43,155
Shares redeemed	(321,544)	(1,864,796)	(65,929)	(219,637)

Net decrease in shares outstanding	(170,380)	(1,585,062)	(43,547)	(176,482)

Growth ($)
Shares sold	$2,320,883	$3,745,518	$331,205	$549,503
Shares redeemed	(4,746,662)	(24,751,222)	(965,772)	(2,868,909)

Net decrease	$(2,425,779)	$(21,005,704)	$(634,567)	$(2,319,406)

41

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 10 — CAPITAL SHARES (continued)

	Class C		Class I
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Growth (Number of Shares)
Shares sold	15,094	11,476	15,247	309,311
Shares redeemed	(14,113)	(65,554)	(552,721)	(1,082,923)

Net increase (decrease) in shares outstanding	981	(54,078)	(537,474)	(773,612)

Growth ($)
Shares sold	$224,836	$152,323	$237,727	$4,303,497
Shares redeemed	(205,604)	(846,941)	(8,550,263)	(15,129,521)

Net increase (decrease)	$19,232	$(694,618)	$(8,312,536)	$(10,826,024)

	Class A		Class B
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Small Company (Number of Shares)
Shares sold	409,172	1,325,109	14,236	30,354
Dividends reinvested	—	774,025	—	78,610
Shares redeemed	(760,048)	(2,640,667)	(69,034)	(125,732)

Net decrease in shares outstanding	(350,876)	(541,533)	(54,798)	(16,768)

Small Company ($)
Shares sold	$7,142,200	$23,371,655	$244,194	$528,069
Dividends reinvested	—	12,655,302	—	1,256,878
Shares redeemed	(13,261,602)	(47,302,309)	(1,179,536)	(2,165,494)

Net decrease	$(6,119,402)	$(11,275,352)	$(935,342)	$(380,547)

	Class C		Class I
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007
Small Company (Number of Shares)
Shares sold	14,775	45,160	55,306	625,359
Dividends reinvested	—	40,914	—	265,108
Shares redeemed	(27,045)	(81,882)	(93,120)	(320,521)

Net increase (decrease) in shares outstanding	(12,270)	4,192	(37,814)	569,946

Small Company ($)
Shares sold	$249,262	$761,398	$1,024,987	$11,752,388
Dividends reinvested	—	649,724	—	4,583,715
Shares redeemed	(455,771)	(1,392,575)	(1,718,208)	(5,862,244)

Net increase (decrease)	$(206,509)	$18,547	$(693,221)	$10,473,859

42

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 11 — ILLIQUID SECURITIES
Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Fund currently limit investment in illiquid securities to 15% of its net assets. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Board.

		Principal	Initial			Percent
		Amount/	Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets
Balanced	Alabama National Bancorp.	200	09/25/07	$15,532	$15,458	0.0%
	Alpine III, 5.428%, due 08/16/14	36,000	10/17/05	36,068	36,093	0.0%
	Alpine III, 5.828%, due 08/16/14	36,000	10/17/05	36,068	36,107	0.0%
	Alpine III, 7.628%, due 08/16/14	55,000	10/17/05	55,105	55,378	0.0%
	Alpine III, 10.878%, due 08/16/14	95,000	08/17/04	95,684	97,235	0.0%
	Dayton Superior Corp.	400	12/04/05	7,446	4	0.0%
	North Atlantic Trading Co.	1,209	12/04/05	12	1	0.0%

				$245,915	$240,276	0.0%

NOTE 12 — SECURITIES LENDING
Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2007, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral
Balanced	$43,972,477	$44,840,997
Growth and Income	24,286,700	24,861,305
NOTE 13 — REORGANIZATIONS
On November 11, 2007, Growth and Income, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING MagnaCap Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total Net Assets of	Total Net Assets of	Acquired	Acquired Fund
Acquiring	Acquired	Acquired Fund	Acquiring Fund	Capital Loss	Unrealized	Conversion
Fund	Fund	(000's)	(000's)	Carryforward (000's)	Appreciation (000's)	Ratio
ING
Growth	MagnaCap
and Income	Fund	$329,661	$92,883	$(17,694)	$29,405	0.9478
The net assets of Growth and Income after the acquisition were approximately $422,543,617.
On October 7, 2006, Balanced as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Convertible Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets as of the reorganization date were as follows:

		Total Net Assets of	Total Net Assets of	Acquired	Acquired Fund
Acquiring	Acquired	Acquired Fund	Acquiring Fund	Capital Loss	Unrealized	Conversion
Fund	Fund	(000's)	(000's)	Carryforward (000's)	Appreciation (000's)	Ratio
ING Convertible
Balanced	Fund	$131,331	$192,198	$51,495	—	1.70
The net assets of Balanced after the acquisition were approximately $323,528,789.

43

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended		Year Ended
November 30, 2007		May 31, 2007
	Ordinary	Ordinary	Long-Term
	Income	Income	Capital Gains
Balanced	$2,314,453	$3,938,706	$1,311,378
Growth and Income	328,481	1,373,932	—
130/30 Fundamental Research	—	22,232	—
Growth	—	—	—
Small Company	—	1,755,364	17,854,814
The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

				Post-October
		Undistributed	Unrealized	Currency	Capital
	Undistributed	Long Term	Appreciation/	Losses	Loss	Expiration
	Ordinary Income	Capital Gains	(Depreciation)	Deferred	Carryforwards	Dates
Balanced	$2,960,500	$3,873,780	$30,237,882	$(44,406)	$(11,871,186)	2009
					(5,935,593)	2010
					(7,318,655)	2012

					$(25,125,434) *

Growth and Income	261,179	—	13,711,871	—	$(41,043,902)	2009
					(9,092,919)	2010
					(41,817,840)	2011
					(400,176)	2013

					$(92,354,837)

130/30 Fundamental Research	6,672	—	1,234,175	—	(2,726)	2015
Growth	—	—	9,161,463	—	$(74,870,773)	2009
					(10,310,428)	2010
					(30,311,320)	2011

					$(115,492,521)

Small Company	3,696,291	11,682,530	16,848,635	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.
NOTE 15 — CONCENTRATION OF INVESTMENT RISK
Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and

44

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)
requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, the current NAV and this annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.
NOTE 17 — SUBSEQUENT EVENTS
A special meeting of shareholders on November 15, 2007 for ING Series Fund, Inc. was adjourned to December 17, 2007 for Balanced, Growth and Income, 130/30 Fundamental Research, Growth and Small Company. All proposals passed at this meeting.
Effective December 8, 2007, Growth merged into ING Opportunistic LargeCap Fund.
Dividends: Subsequent to November 30, 2007, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains	Payable Date	Record Date
Balanced Class A	$0.1545	$0.0340	$0.2996	December 20, 2007	December 17, 2007
Class B	$0.1008	$0.0340	$0.2996	December 20, 2007	December 17, 2007
Class C	$0.1042	$0.0340	$0.2996	December 20, 2007	December 17, 2007
Class I	$0.1720	$0.0340	$0.2996	December 20, 2007	December 17, 2007
Class O	$0.1560	$0.0340	$0.2996	December 20, 2007	December 17, 2007
Growth and Income
Class A	$0.0452	$—	$—	December 20, 2007	December 17, 2007
Class B	$0.0160	$—	$—	December 20, 2007	December 17, 2007
Class C	$0.0204	$—	$—	December 20, 2007	December 17, 2007
Class I	$0.0505	$—	$—	December 20, 2007	December 17, 2007
130/30 Fundamental Research
Class A	$0.0455	$0.0347	$0.1805	December 20, 2007	December 17, 2007
Class B	$0.0374	$0.0347	$0.1805	December 20, 2007	December 17, 2007
Class C	$0.0639	$0.0347	$0.1805	December 20, 2007	December 17, 2007
Class I	$0.0734	$0.0347	$0.1805	December 20, 2007	December 17, 2007
Small Company
Class A	$0.0395	$0.6192	$3.0608	December 20, 2007	December 17, 2007
Class B	$—	$0.6192	$3.0608	December 20, 2007	December 17, 2007
Class C	$—	$0.6192	$3.0608	December 20, 2007	December 17, 2007
Class I	$0.0785	$0.6192	$3.0608	December 20, 2007	December 17, 2007

45

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value
COMMON STOCK: 58.0%
		Advertising: 0.6%
500	@, L	inVentiv Health, Inc.	$14,590
31,400		Omnicom Group	1,530,750

			1,545,340

		Aerospace/Defense: 2.8%
1,100		Curtiss-Wright Corp.	59,334
700		DRS Technologies, Inc.	41,447
200	L	EDO Corp.	11,164
300	@, L	Esterline Technologies Corp.	15,666
11,900		General Dynamics Corp.	1,056,482
11,700		L-3 Communications Holdings, Inc.	1,294,605
11,300		Lockheed Martin Corp.	1,250,571
400	@, L	Moog, Inc.	18,032
27,100		Northrop Grumman Corp.	2,135,209
100	@, L	Sequa Corp.	17,495
600	@, L	Teledyne Technologies, Inc.	32,532
100		Triumph Group, Inc.	8,126
21,400		United Technologies Corp.	1,600,078

			7,540,741

		Agriculture: 0.9%
1,650	@	Alliance One International, Inc.	6,815
22,510		Altria Group, Inc.	1,745,876
1,209	I	North Atlantic Trading Co.	1
800	L	Universal Corp.	42,944
10,000	L	UST, Inc.	579,000

			2,374,636

		Airlines: 0.0%
600	@, L	Frontier Airlines Holdings, Inc.	3,660
1,177	L	Skywest, Inc.	30,967

			34,627

		Apparel: 1.0%
1,300	@, L	CROCS, Inc.	50,739
240	@, L	Deckers Outdoor Corp.	34,601
1,700	@, L	Iconix Brand Group, Inc.	38,743
380	L	Kellwood Co.	5,696
200	@, L	Maidenform Brands, Inc.	2,614
35,700		Nike, Inc.	2,343,705
700	@	Skechers USA, Inc.	15,855
300	@, L	Volcom, Inc.	8,091
1,600	@, L	Warnaco Group, Inc.	59,040
1,410	L	Wolverine World Wide, Inc.	34,926

			2,594,010

		Auto Manufacturers: 0.1%
2,700	L	Oshkosh Truck Corp.	129,843
400	L	Wabash National Corp.	2,764

			132,607

		Auto Parts & Equipment: 0.1%
800	L	BorgWarner, Inc.	77,288
1,700	@, L	Lear Corp.	50,048
400	L	Superior Industries International	7,408

			134,744

		Banks: 2.0%
200	I	Alabama National Bancorp.	15,458
2,600	L	Associated Banc-Corp.	70,746
16,540		Bank of America Corp.	762,990

Shares			Value
1,900	L	Boston Private Financial Holdings, Inc.	$52,326
600	L	Cascade Bancorp.	10,404
2,500	L	Cathay General Bancorp.	72,450
700	L	Central Pacific Financial Corp.	14,147
700	L	Chittenden Corp.	24,521
7,600	L	Colonial BancGroup, Inc.	120,992
2,000		Commerce Bancorp., Inc.	79,640
400		Community Bank System, Inc.	8,068
1,000	L	Corus Bankshares, Inc.	9,490
1,571	L	East-West Bancorp., Inc.	42,338
1,000	@@, L	First Bancorp.	6,540
200		First Indiana Corp.	6,370
2,700	L	FirstMerit Corp.	55,647
900	L	Fremont General Corp.	2,259
2,500	L	Frontier Financial Corp.	47,900
200	L	Glacier Bancorp., Inc.	3,982
1,400	L	Hanmi Financial Corp.	13,426
400	L	Independent Bank Corp.	3,824
7,700		Marshall & Ilsley Corp.	242,319
700	L	Nara Bancorp., Inc.	9,338
600	L	Provident Bankshares Corp.	14,070
27,950		Regions Financial Corp.	738,719
400	@, L	Signature Bank	14,820
2,600	L	South Financial Group, Inc.	46,592
400	L	Sterling Bancshares, Inc.	4,936
800	L	Susquehanna Bancshares, Inc.	15,912
300	L	TCF Financial Corp.	5,823
2,300	L	UCBH Holdings, Inc.	36,984
400	L	Umpqua Holdings Corp.	6,456
300	L	United Bankshares, Inc.	9,324
300	L	United Community Banks, Inc.	5,688
23,175		Wachovia Corp.	996,525
1,500		Webster Financial Corp.	50,535
55,650	L	Wells Fargo & Co.	1,804,730
180		Whitney Holding Corp.	4,932
600	L	Wilshire Bancorp., Inc.	5,592
200	L	Wintrust Financial Corp.	7,064

			5,443,877

		Beverages: 1.8%
32,800		Anheuser-Busch Cos., Inc.	1,729,216
13,400		Coca-Cola Co.	832,140
400	@, L	Hansen Natural Corp.	17,364
13,100		Pepsi Bottling Group, Inc.	558,977
3,400		PepsiAmericas, Inc.	115,090
20,900		PepsiCo, Inc.	1,613,062

			4,865,849

		Biotechnology: 0.1%
400	@, L	Affymetrix, Inc.	8,340
600	@, L	Arqule, Inc.	3,894
200	@, L	Charles River Laboratories International, Inc.	12,706
1,150	@, L	CryoLife, Inc.	8,257
700	@, L	Enzo Biochem, Inc.	7,672
800	@	Invitrogen Corp.	77,608
420	@, L	Lifecell Corp.	17,031
700	@, L	Martek Biosciences Corp.	18,102
4,600	@, L	Millennium Pharmaceuticals, Inc.	67,804
1,800	@, L	PDL BioPharma, Inc.	31,878
700	@, L	Regeneron Pharmaceuticals, Inc.	15,246
1,200	@, L	Vertex Pharmaceuticals, Inc.	30,468

			299,006

See Accompanying Notes to Financial Statements

46

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Building Materials: 0.0%
1,200	L	Apogee Enterprises, Inc.	$26,664
400	@, L	Drew Industries, Inc.	10,928
300	L	Gibraltar Industries, Inc.	4,194
1,300	L	Lennox International, Inc.	43,992
300	@, L	NCI Building Systems, Inc.	10,299
200	L	Texas Industries, Inc.	13,876
100		Universal Forest Products, Inc.	2,861

			112,814

		Chemicals: 1.1%
900		Air Products & Chemicals, Inc.	89,136
1,100		Airgas, Inc.	54,428
200	L	Albemarle Corp.	8,828
2,400		Cabot Corp.	82,608
600		CF Industries Holdings, Inc.	54,588
200		Cytec Industries, Inc.	12,268
1,800	L	Ecolab, Inc.	86,220
800	L	HB Fuller Co.	20,232
1,200		Lubrizol Corp.	76,968
3,000		Lyondell Chemical Co.	141,600
850	L	Minerals Technologies, Inc.	56,865
12,200		Monsanto Co.	1,212,314
3,200	L	Olin Corp.	67,008
500	@, L	OM Group, Inc.	28,145
100	L	Penford Corp.	2,420
1,600		PPG Industries, Inc.	109,824
1,000		Praxair, Inc.	85,380
275		Quaker Chemical Corp.	5,990
800	L	Schulman A, Inc.	17,248
12,500		Sigma-Aldrich Corp.	658,125
1,600	@, L	Terra Industries, Inc.	60,448
800		Tronox, Inc.	6,480
420	@, L	Zep, Inc.	5,515

			2,942,638

		Coal: 0.0%
600		Arch Coal, Inc.	22,716
1,600		Massey Energy Co.	54,320
400	@, L	Patriot Coal Corp.	13,524

			90,560

		Commercial Services: 0.6%
500		Aaron Rents, Inc.	10,055
300	L	ABM Industries, Inc.	6,120
400		Administaff, Inc.	13,072
900	@, L	Alliance Data Systems Corp.	69,930
1,300	@	Apollo Group, Inc. — Class A	99,476
600		Arbitron, Inc.	23,910
300	@, L	Bankrate, Inc.	11,742
500	L	Bowne & Co., Inc.	9,030
		Bright Horizons Family
400	@, L	Solutions, Inc.	15,116
800	@, L	Career Education Corp.	22,984
300		CDI Corp.	8,001
500		Chemed Corp.	27,075
1,100	@, W, L	ChoicePoint, Inc.	41,635
100	@, L	Consolidated Graphics, Inc.	5,173
400	@, L	Corinthian Colleges, Inc.	6,984
130		CPI Corp.	3,609
300	L	Deluxe Corp.	9,477
1,000		DeVry, Inc.	54,980

Shares			Value
1,100	@, L	Gartner, Inc.	$20,779
600	L	Healthcare Services Group	13,140
		Heidrick & Struggles
220	L	International, Inc.	7,979
500	@, L	ITT Educational Services, Inc.	56,570
100	@, L	Kendle International, Inc.	4,317
920	@, L	Labor Ready, Inc.	13,846
900	@, L	Live Nation, Inc.	12,078
1,400		Manpower, Inc.	85,540
700	L	MAXIMUS, Inc.	27,300
6,800		McKesson Corp.	453,764
400	@, L	Midas, Inc.	6,552
1,600	@, L	MPS Group, Inc.	17,760
400	@, L	Parexel International Corp.	17,700
200	@, L	Pharmanet Development Group	7,900
300	@, L	Pre-Paid Legal Services, Inc.	15,003
2,300		Robert Half International, Inc.	62,008
600	L	Rollins, Inc.	17,664
2,000		Sotheby’s	74,900
2,000	@, L	Spherion Corp.	15,560
200		Strayer Education, Inc.	36,172
800	@	United Rentals, Inc.	18,616
1,600	@, L	Valassis Communications, Inc.	19,728
405	@, L	Volt Information Sciences, Inc.	5,152
690		Watson Wyatt Worldwide, Inc.	31,775
470	@, L	Wright Express Corp.	17,837

			1,498,009

		Computers: 3.5%
1,300	@	Affiliated Computer Services, Inc.	54,548
200	@, L	Ansoft Corp.	5,802
10,500	@	Apple, Inc.	1,913,310
605	@, L	CACI International, Inc.	27,461
1,500	@, L	Ciber, Inc.	10,230
		Cognizant Technology
2,800	@, L	Solutions Corp.	87,080
7,500	@, L	Computer Sciences Corp.	396,150
77,500	@	Dell, Inc.	1,901,850
1,500	@, L	DST Systems, Inc.	127,125
20,000	@	EMC Corp.	385,400
600		Factset Research Systems, Inc.	37,608
33,450		Hewlett-Packard Co.	1,711,302
300	@, L	Hutchinson Technology, Inc.	7,893
		International Business
19,310	L	Machines Corp.	2,031,026
3,100		Jack Henry & Associates, Inc.	82,956
400	@, L	Manhattan Associates, Inc.	10,852
400	@, L	Mercury Computer Systems, Inc.	5,864
881	@, L	Micros Systems, Inc.	63,555
1,400	@, L	NCR Corp.	33,516
600	@, L	Radiant Systems, Inc.	9,582
9,400	@, L	Sandisk Corp.	351,936
100	@, L	SI International, Inc.	2,596
1,800	@, L	SRA International, Inc.	49,212
800	@, L	Stratasys, Inc.	19,992
710	@, L	SYKES Enterprises, Inc.	13,107
400	@, L	Synaptics, Inc.	22,216
2,500	@	Synopsys, Inc.	61,525
3,400	@	Western Digital Corp.	93,942

			9,517,636

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Cosmetics/Personal Care: 0.6%
2,300		Alberto-Culver Co.	$58,788
500	@, L	Chattem, Inc.	35,455
4,700		Colgate-Palmolive Co.	376,376
13,577		Procter & Gamble Co.	1,004,698

			1,475,317

		Distribution/Wholesale: 0.1%
1,300	@, L	Brightpoint, Inc.	21,593
2,100	L	Fastenal Co.	83,244
1,000	@	Ingram Micro, Inc.	19,900
1,100	@, L	LKQ Corp.	43,681
100		Owens & Minor, Inc.	3,927
500	@, L	Scansource, Inc.	17,640
300	@, L	United Stationers, Inc.	15,198
200	L	Watsco, Inc.	7,250

			212,433

		Diversified Financial Services: 2.7%
3,800	@, L	AmeriCredit Corp.	43,586
3,900		Charles Schwab Corp.	94,809
14,305		Citigroup, Inc.	476,357
1,700	L	Eaton Vance Corp.	74,392
900	L	Financial Federal Corp.	19,881
8,500		Goldman Sachs Group, Inc.	1,926,440
900	L	IndyMac Bancorp., Inc.	8,595
940	@, L	Investment Technology Group, Inc.	42,939
1,400		Jefferies Group, Inc.	35,784
54,000		JPMorgan Chase & Co.	2,463,480
1,700	@, L	LaBranche & Co., Inc.	9,027
4,300		Lehman Brothers Holdings, Inc.	269,309
9,454	L	Merrill Lynch & Co., Inc.	566,673
17,340		Morgan Stanley	914,165
1,040	L	OptionsXpress Holdings, Inc.	31,626
300	@, L	Piper Jaffray Cos.	13,896
200	@, L	Portfolio Recovery Associates, Inc.	8,056
3,700		Raymond James Financial, Inc.	120,176
4,400		SLM Corp.	167,552
1,400		SWS Group, Inc.	18,984
400	@, L	TradeStation Group, Inc.	4,772
300	L	Waddell & Reed Financial, Inc.	10,254
100	@, L	World Acceptance, Corp.	3,157

			7,323,910

		Electric: 1.8%
2,100		Alliant Energy Corp.	87,192
4,600	@	Aquila, Inc.	18,216
100	L	Central Vermont Public Service Corp.	2,766
2,200	L	Cleco Corp.	61,468
11,500		Constellation Energy Group, Inc.	1,152,415
3,900		Duke Energy Corp.	77,181
600	@, L	El Paso Electric Co.	15,426
1,900	L	Energy East Corp.	52,516
14,900		Entergy Corp.	1,781,146
400		MDU Resources Group, Inc.	10,916
5,100		Northeast Utilities	161,058
900	L	NSTAR	31,500
700		OGE Energy Corp.	24,920
14,400		Public Service Enterprise Group, Inc.	1,378,656
1,300		Puget Energy, Inc.	36,491
200	W	SCANA Corp.	8,522
2,900		Sierra Pacific Resources	49,880
100		Wisconsin Energy Corp.	4,784

			4,955,053

Shares			Value
		Electrical Components & Equipment: 0.1%
500	@, L	Advanced Energy Industries, Inc.	$7,255
1,600	W	Ametek, Inc.	70,400
1,000		Belden Cdt, Inc.	46,050
800	@	C&D Technologies, Inc.	4,232
100	@, L	Energizer Holdings, Inc.	11,363
700	@, L	Greatbatch, Inc.	14,406
1,200		Hubbell, Inc.	65,916
370	@	Littelfuse, Inc.	12,340

			231,962

		Electronics: 0.9%
2,200		Amphenol Corp.	95,370
200	L	Analogic Corp.	10,764
		Applera Corp.-Applied
17,000		Biosystems Group	580,720
1,200	@	Arrow Electronics, Inc.	44,412
2,800	@	Avnet, Inc.	96,600
1,100	@, L	Benchmark Electronics, Inc.	19,745
900	L	Brady Corp.	36,027
800	@, L	Checkpoint Systems, Inc.	19,008
565	@, L	Coherent, Inc.	16,255
650	L	Cubic Corp.	25,662
400	@, L	Cymer, Inc.	16,428
500	@, L	Dionex Corp.	42,235
900	@, L	Electro Scientific Industries, Inc.	18,225
630	@, L	Faro Technologies, Inc.	17,023
400	@, L	FEI Co.	9,964
1,000	@, L	Flir Systems, Inc.	68,730
2,700	L	Gentex Corp.	53,514
300	@, L	Itron, Inc.	23,265
300		Keithley Instruments, Inc.	2,850
500	@, L	LoJack Corp.	8,755
1,200		Methode Electronics, Inc.	14,460
2,000		National Instruments Corp.	66,740
400	L	Park Electrochemical Corp.	11,780
600	@, L	Planar Systems, Inc.	3,408
600	@, L	Plexus Corp.	17,856
200	@, L	Rogers Corp.	8,812
1,000	L	Technitrol, Inc.	26,770
1,400	@	Thermo Electron Corp.	80,696
1,600	@	Thomas & Betts Corp.	86,976
1,670	@, L	Trimble Navigation Ltd.	61,907
800	@, L	TTM Technologies, Inc.	9,672
700	@, L	Varian, Inc.	49,035
1,900	@	Vishay Intertechnology, Inc.	23,731
9,500	@	Waters Corp.	741,380
400	L	Woodward Governor Co.	27,416

			2,436,191

		Energy-Alternate Sources: 0.0%
1,900	@, L	Headwaters, Inc.	22,800

			22,800

		Engineering & Construction: 0.1%
900	@	Dycom Industries, Inc.	25,326
2,100	@	EMCOR Group, Inc.	55,944
1,300		Granite Construction, Inc.	53,326
2,500	@	KBR, Inc.	99,550
1,300	@	Shaw Group, Inc.	82,446
360	@	URS Corp.	20,696

			337,288

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Entertainment: 0.1%
2,200		International Game Technology	$96,052
2,000	@, L	Macrovision Corp.	49,840
300	@, L	Pinnacle Entertainment, Inc.	8,235
300	@, L	Scientific Games Corp.	9,717
700	@, L	Shuffle Master, Inc.	9,359

			173,203

		Environmental Control: 0.0%
300	@, L	Tetra Tech, Inc.	6,216
1,250	@, L	Waste Connections, Inc.	39,788

			46,004

		Food: 0.7%
1,000		Corn Products International, Inc.	39,330
1,350		Flowers Foods, Inc.	31,361
20,125		General Mills, Inc.	1,210,519
200	@, L	Great Atlantic & Pacific Tea Co.	6,010
600	@, L	Hain Celestial Group, Inc.	19,848
5,800		HJ Heinz Co.	274,340
375	L	Hormel Foods Corp.	14,906
300	L	Nash Finch Co.	10,707
100	@	Performance Food Group Co.	2,769
200	@, L	Ralcorp Holdings, Inc.	12,278
2,100		Ruddick Corp.	75,159
100	L	Sanderson Farms, Inc.	3,106
1,200	@, L	Smithfield Foods, Inc.	36,060
200		Spartan Stores, Inc.	4,500
600	@, L	TreeHouse Foods, Inc.	14,142
200	@	United Natural Foods, Inc.	5,858

			1,760,893

		Forest Products & Paper: 0.1%
2,000	@, L	Buckeye Technologies, Inc.	28,560
400	L	Neenah Paper, Inc.	12,072
900	L	Potlatch Corp.	41,319
1,360	L	Rock-Tenn Co.	35,877
		Schweitzer-Mauduit
200		International, Inc.	5,340
800	L	Wausau Paper Corp.	7,544

			130,712

		Gas: 0.2%
500		Atmos Energy Corp.	13,095
2,240		Energen Corp.	142,778
700	L	New Jersey Resources Corp.	35,315
1,100	L	Northwest Natural Gas Co.	52,767
1,500	L	Piedmont Natural Gas Co.	39,060
300		South Jersey Industries, Inc.	11,070
1,200		Southern Union Co.	35,820
2,010		UGI Corp.	53,144
2,650	L	Vectren Corp.	77,804
2,800		WGL Holdings, Inc.	92,512

			553,365

		Hand/Machine Tools: 0.3%
1,400		Baldor Electric Co.	47,250
5,000		Black & Decker Corp.	413,250
100	L	Kennametal, Inc.	7,805
200		Lincoln Electric Holdings, Inc.	13,954
300	L	Regal-Beloit Corp.	14,124
6,050		Snap-On, Inc.	295,724

			792,107

Shares			Value
		Healthcare-Products: 0.8%
		American Medical Systems
600	@, L	Holdings, Inc.	$8,202
400	@, L	Arthrocare Corp.	21,652
6,000		Baxter International, Inc.	359,220
400	L	Cooper Cos., Inc.	17,212
300	@	Cyberonics	4,092
4,354		Densply International, Inc.	186,264
1,100	@, L	Edwards Lifesciences Corp.	54,395
900	@	Gen-Probe, Inc.	60,201
400	@, L	Haemonetics Corp.	23,204
1,800	@, L	Henry Schein, Inc.	106,470
728	@, L	Hologic, Inc.	48,332
300	@, L	ICU Medical, Inc.	11,136
656	@, L	Idexx Laboratories, Inc.	39,688
900	@, L	Immucor, Inc.	29,853
500	@, L	Intuitive Surgical, Inc.	163,840
300	L	Invacare Corp.	7,800
9,900		Johnson & Johnson	670,626
830	@, L	Kinetic Concepts, Inc.	48,671
600		LCA-Vision, Inc.	9,756
260	L	Mentor Corp.	9,773
400		Meridian Bioscience, Inc.	12,340
450	@	Merit Medical Systems, Inc.	6,539
800	@	Osteotech, Inc.	6,576
		Palomar Medical
200	@, L	Technologies, Inc.	3,508
1,200	@, L	PSS World Medical, Inc.	23,016
812	@	Respironics, Inc.	39,999
2,500	@	St. Jude Medical, Inc.	99,375
1,600	L	Stryker Corp.	116,208
100	@, L	SurModics, Inc.	5,164
300	@, L	Symmetry Medical, Inc.	5,052
500	@, L	Techne Corp.	32,575
300	@, L	Ventana Medical Systems	26,646

			2,257,385

		Healthcare-Services: 1.9%
20,800		Aetna, Inc.	1,162,304
300	@, L	Amedisys, Inc.	12,798
1,080	@, L	AMERIGROUP Corp.	37,120
700	@, L	Amsurg Corp.	18,102
1,400	@, L	Apria Healthcare Group, Inc.	30,338
800	@, L	Centene Corp.	20,000
800	@, W	Covance, Inc.	69,864
13,700	@	Coventry Health Care, Inc.	792,956
400	@, L	Gentiva Health Services, Inc.	7,224
2,000	@	Health Net, Inc.	97,160
570	@, L	Healthways, Inc.	33,271
15,675	@	Humana, Inc.	1,207,445
1,100	@, L	Lincare Holdings, Inc.	37,609
300	@, L	Matria Healthcare, Inc.	6,816
400	@, L	Medcath Corp.	10,168
500	@, L	Molina Healthcare, Inc.	18,745
690	@, L	Pediatrix Medical Group, Inc.	44,615
200	@	RehabCare Group, Inc.	4,620
800	@, L	Sierra Health Services, Inc.	33,400
500	@, L	Sunrise Senior Living, Inc.	15,695
19,000		UnitedHealth Group, Inc.	1,045,000
200	@	WellCare Health Plans, Inc.	7,782
5,850	@	WellPoint, Inc.	492,629

			5,205,661

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Home Builders: 0.1%
2,200	@, L	Champion Enterprises, Inc.	$19,844
1,100	@, L	Hovnanian Enterprises, Inc.	8,316
900	L	M/I Homes, Inc.	9,027
1,400	L	MDC Holdings, Inc.	49,546
100	@, L	NVR, Inc.	49,200
300	L	Skyline Corp.	10,170
1,940		Thor Industries, Inc.	68,385
700	@, L	Toll Brothers, Inc.	14,469
330	L	Winnebago Industries	7,102

			236,059

		Home Furnishings: 0.0%
650	L	Ethan Allen Interiors, Inc.	18,564
200	@, L	Universal Electronics, Inc.	7,390

			25,954

		Household Products/Wares: 0.2%
3,100	L	American Greetings Corp.	72,106
600	L	Blyth, Inc.	11,802
800	@, L	Central Garden and Pet Co.	4,200
1,000	@, L	Fossil, Inc.	43,340
4,700		Kimberly-Clark Corp.	328,107
1,400	@	Spectrum Brands, Inc.	7,238
1,600		Tupperware Corp.	55,808
100		WD-40 Co.	3,967

			526,568

		Housewares: 0.0%
600	L	Toro Co.	33,390

			33,390

		Insurance: 4.6%
8,200	@@	ACE Ltd.	490,606
17,250		Allstate Corp.	881,820
2,892		American Financial Group, Inc.	84,504
		American International
42,850		Group, Inc.	2,490,871
2,700		Brown & Brown, Inc.	66,420
37,000		Chubb Corp.	2,018,350
5,000		Cigna Corp.	268,050
600	L	Commerce Group, Inc.	21,570
1,020		Delphi Financial Group	39,209
1,800	@@	Everest Re Group Ltd.	188,874
500	L	First American Corp.	17,090
1,200		Hanover Insurance Group, Inc.	54,120
		Hartford Financial Services
8,044		Group, Inc.	766,754
3,200		HCC Insurance Holdings, Inc.	98,368
100		Hilb Rogal & Hobbs Co.	4,275
100		Infinity Property & Casualty Corp.	3,909
		Landamerica Financial
315		Group, Inc.	8,291
200		Mercury General Corp.	10,378
17,100		Metlife, Inc.	1,121,589
		Philadelphia Consolidated
1,285	@, L	Holding Co.	54,715
630		Presidential Life Corp.	10,861
1,080	@, L	ProAssurance Corp.	59,227
500		Protective Life Corp.	20,690
11,114		Prudential Financial, Inc.	1,046,272
850	L	Radian Group, Inc.	9,639
900	L	RLI Corp.	53,667

Shares			Value
570		Safety Insurance Group, Inc.	$20,811
1,500	L	Selective Insurance Group	35,385
800		Stancorp Financial Group, Inc.	41,672
200		Tower Group, Inc.	6,484
44,200		Travelers Cos., Inc.	2,347,462
900		United Fire & Casualty Co.	27,738
1,200	L	Unitrin, Inc.	55,512
3,215		WR Berkley Corp.	98,315
680		Zenith National Insurance Corp.	28,580

			12,552,078

		Internet: 1.0%
5,400	@, L	Amazon.com, Inc.	489,024
600	@, L	Blue Coat Systems, Inc.	21,726
400	@, L	Blue Nile, Inc.	29,524
1,000	@, L	Checkfree Corp.	47,600
1,664	@, L	Cybersource Corp.	24,311
420	@, L	DealerTrack Holdings, Inc.	17,867
2,200	@, L	Expedia, Inc.	71,720
2,100	@	Google, Inc.-Class A	1,455,300
600	@, L	Infospace, Inc.	10,686
1,000	@, L	j2 Global Communications, Inc.	24,320
380	@, L	Knot, Inc.	5,016
2,210	@	McAfee, Inc.	86,080
1,400	@	Napster, Inc.	3,892
700	@, L	NetFlix, Inc.	16,170
600	@	PC-Tel, Inc.	4,494
1,000	@, L	Perficient, Inc.	16,770
1,000	@, L	Secure Computing Corp.	9,070
300	@, L	Stamps.com, Inc.	3,810
19,400	@	Symantec Corp.	345,320
1,010	L	United Online, Inc.	15,190
300	@, L	Valueclick, Inc.	7,092
900	@	Websense, Inc.	14,706

			2,719,688

		Iron/Steel: 0.2%
480	L	Cleveland-Cliffs, Inc.	43,296
300	@	Material Sciences Corp.	2,481
1,000		Reliance Steel & Aluminum Co.	51,590
700	L	Steel Dynamics, Inc.	35,217
3,200	L	United States Steel Corp.	312,640

			445,224

		Leisure Time: 0.1%
2,900	L	Callaway Golf Co.	49,474
700	@, L	Life Time Fitness, Inc.	38,024
900	L	Polaris Industries, Inc.	41,004
700	@, L	WMS Industries, Inc.	23,380

			151,882

		Lodging: 0.1%
2,450		Harrah’s Entertainment, Inc.	215,772
200	@, L	Monarch Casino & Resort, Inc.	5,116

			220,888

		Machinery-Construction & Mining: 0.2%
300	@, L	Astec Industries, Inc.	11,268
4,800		Caterpillar, Inc.	345,120
1,845		Joy Global, Inc.	107,010

			463,398

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$64,865	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	$63,079
40,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.794%, due 04/15/62	42,674
134,959	C	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	136,530
199,842	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	200,682
545,121	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	559,951
181,481	C	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	177,909
45,998	C	First Horizon Asset Securities, Inc., 5.390%, due 10/25/35	45,820
119,924	C	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	119,989
100,000	C	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	104,876
5,090,637	C, ^	GE Capital Commercial Mortgage Corp., 0.674%, due 06/10/48	80,574
104,685	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	103,335
38,272	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	38,700
206,040	C	GMAC Mortgage Corp. Loan Trust, 4.584%, due 10/19/33	200,765
409,606	C	GMAC Mortgage Corp. Loan Trust, 5.259%, due 03/18/35	403,446
402,861	C	GMAC Mortgage Corp. Loan Trust, 5.461%, due 11/19/35	395,012
4,064,088	#, C, ^	Greenwich Capital Commercial Funding Corp., 0.512%, due 03/10/39	88,394
135,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	135,971
123,000	C	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	112,688
62,000	C	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	56,306
50,000	C	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	40,823
179,000	C	GS Mortgage Securities Corp. II, 5.814%, due 04/10/38	160,524

Principal
Amount			Value
$94,808	#, C	GSMPS 2005-RP1 1AF, 5.139%, due 01/25/35	$93,711
106,416	C	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	105,010
30,656	C	Harborview Mortgage Loan Trust, 5.036%, due 01/19/35	29,965
48,988	C	Homebanc Mortgage Trust, 5.219%, due 08/25/29	48,947
22,434	C	JPMorgan Alternative Loan Trust, 5.507%, due 01/25/36	22,187
15,040,586	C, ^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.090%, due 01/12/43	20,568
17,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,790
58,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	57,529
188,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	189,487
40,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	37,324
80,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	71,966
18,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	18,530
16,054	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	16,299
142,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	146,218
1,060,891	C, ^	LB-UBS Commercial Mortgage Trust, 0.676%, due 02/15/40	33,577
23,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	22,649
190,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	187,908
280,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	275,437
410,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	407,596
110,834	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	110,918
22,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	20,339
20,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	20,042
See Accompanying Notes to Financial Statements
60

51

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$60,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	$60,445
273,000	C	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	274,939
161,000	C	LB-UBS Commercial Mortgage Trust, 5.456%, due 04/15/40	148,831
86,000	C	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	75,359
64,000	C	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	58,129
128,000	C	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	115,340
631,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	660,239
84,505	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	88,844
136,000	C	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	137,625
5,673	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	5,638
49,010	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	49,301
4,377,302	^	Merrill Lynch Mortgage Trust, 0.212%, due 10/12/41	82,765
3,401,860	#, C, ^	Merrill Lynch Mortgage Trust, 0.358%, due 11/12/35	19,714
807,220	C, ^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.734%, due 08/12/48	30,642
61,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	55,066
68,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	60,895
17,478	C	MLCC Mortgage Investors, Inc., 5.109%, due 01/25/29	17,392
44,511	C	MLCC Mortgage Investors, Inc., 5.119%, due 11/25/29	44,447
262,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	261,818
176,000	C	New York Mortgage Trust, Inc., 5.650%, due 05/25/36	177,405
33,599	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	32,779
270,609	C	RAAC Series, 5.250%, due 09/25/34	267,410
18,173	C	Sequoia Mortgage Trust, 5.010%, due 01/20/35	17,706
472,432	C	Structured Adjustable Rate Mortgage Loan Trust, 5.925%, due 05/25/36	468,346

Principal
Amount			Value
$28,035	C	Structured Asset Mortgage Investments, Inc., 4.926%, due 04/19/35	$27,893
244,618	C	Thornburg Mortgage Securities Trust, 5.139%, due 12/25/33	242,932
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	10,090
49,000	#, C	Wachovia Bank Commercial Mortgage Trust, 5.385%, due 10/15/44	43,555
417,000	C	Wachovia Bank Commercial Mortgage Trust, 5.385%, due 10/15/44	380,080
197,000	C	Washington Mutual Mortgage Pass-through Certificates, 3.797%, due 06/25/34	194,537
530,195	C	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	526,653
56,472	C	Washington Mutual Mortgage Pass-through Certificates, 5.099%, due 01/25/45	55,389
32,881	C	Washington Mutual Mortgage Pass-through Certificates, 5.358%, due 06/25/44	32,397
338,747	C	Washington Mutual Mortgage Pass-through Certificates, 5.496%, due 01/25/37	335,327
786,204	C	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 12/25/46	762,277
141,168	C	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 07/25/47	136,877
561,806	C	Washington Mutual Mortgage Pass-through Certificates, 5.684%, due 06/25/37	560,186
259,816	C	Washington Mutual Mortgage Pass-through Certificates, 5.702%, due 06/25/37	257,181
160,504	C	Washington Mutual Mortgage Pass-through Certificates, 5.783%, due 09/25/46	155,126
51,860	C	Washington Mutual Mortgage Pass-through Certificates, 5.820%, due 06/25/37	50,898
61,000	C	Washington Mutual Mortgage Pass-through Certificates, 5.823%, due 10/25/36	61,597
463,166	C	Washington Mutual Mortgage Pass-through Certificates, 5.877%, due 07/25/37	463,329
907,817	C	Washington Mutual Mortgage Pass-through Certificates, 5.883%, due 12/25/46	895,123
450,192	C	Washington Mutual Mortgage Pass-through Certificates, 5.888%, due 07/25/37	448,860
329,618	C	Washington Mutual Mortgage Pass-through Certificates, 5.915%, due 07/25/37	327,997
See Accompanying Notes to Financial Statements
61

52

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$218,709	C	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	$221,011
285,837	C	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 07/25/36	285,247
1,744,378	C, S	Washington Mutual Mortgage Pass-through Certificates, 6.363%, due 11/25/46	1,695,263
139,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.497%, due 06/25/35	137,982
330,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	318,901
323,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.792%, due 07/25/34	315,616
107,592	C	Wells Fargo Mortgage-Backed Securities Trust, 4.892%, due 08/25/34	105,455
253,417	C	Wells Fargo Mortgage-Backed Securities Trust, 5.114%, due 03/25/36	246,582
394,502	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	386,594
173,455	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	171,389
56,595	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	55,921
529,301	C	Wells Fargo Mortgage-Backed Securities Trust, 5.647%, due 12/25/36	520,042
237,001	C	Wells Fargo Mortgage-Backed Securities Trust, 5.940%, due 11/25/36	239,642
215,049	C	Wells Fargo Mortgage-Backed Securities Trust, 5.946%, due 10/25/36	217,499
		Total Collateralized Mortgage Obligations (Cost $30,820,770)	30,299,434

MUNICIPAL BONDS: 0.2%
		California: 0.0%
119,000	C	City of San Diego, 7.125%, due 06/01/32	121,512
			121,512

		Michigan: 0.2%
400,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	398,596
			398,596

		Total Municipal Bonds (Cost $519,552)	520,108

Principal
Amount		Value
OTHER BONDS: 0.2%
	Foreign Government Bonds: 0.2%
CHF 550,000	Switzerland Government International Bond, 4.250%, due 01/08/08	$486,557
	Total Other Bonds (Cost $452,835)	486,557

	Total Long-Term Investments (Cost $246,089,596)	262,328,431

SHORT-TERM INVESTMENTS: 21.1%
	Commercial Paper: 0.2%
$601,000	Time Warner Cable, Inc., 5.260%, due 12/14/07	599,773

	Total Commercial Paper (Cost $599,773)	599,773

Shares			Value
		Money Market: 3.9%
10,600,000	**	ING Institutional Prime Money Market Fund	10,600,000
		Total Money Market (Cost $10,600,000)	10,600,000

Principal
Amount			Value
	Repurchase Agreement: 0.4%
$1,022,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $1,022,384 to be received upon repurchase (Collateralized by $738,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $1,042,588, due 02/15/25)		1,022,000
	Total Repurchase Agreement (Cost $1,022,000)		1,022,000

	Securities Lending Collateralcc: 16.6%
44,840,997	Bank of New York Mellon Corp. Institutional Cash Reserves		44,840,997
	Total Securities Lending Collateral (Cost $44,840,997)		44,840,997

	Total Short-Term Investments (Cost $57,062,770)		57,062,770

Total Investments
in
Securities (Cost $303,152,366) *		118.1%	$319,391,201
Other Assets and Liabilities - Net		(18.1)	(49,005,809)

Net Assets		100.0%	$270,385,392

@	Non-income producing security

@@	Foreign Issuer

ADR	American Depositary Receipt

MASTR	Mortgage Asset Securitization Transaction, Inc.
# Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
See Accompanying Notes to Financial Statements
62

53

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

C	Bond may be called prior to maturity date.

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	When-issued or delayed delivery security

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I	Illiquid security

L	Loaned security, a portion or all of the security is on loan at November 30, 2007.

**	Investment in affiliate

^	Interest Only (IO) Security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real

CHF	Swiss Franc

*	Cost for federal income tax purposes is $304,091,002. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,423,437
Gross Unrealized Depreciation	(7,123,238)

Net Unrealized Appreciation	$15,300,199

At November 30, 2007 the following forward currency contracts were outstanding for the ING Balanced Fund:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
Brazil Real
BRL 249,571	Sell	12/20/07	141,400	$139,014	$2,386

					$2,386

ING Balanced Fund Open Futures Contracts on November 30, 2007

		Notional		Unrealized
Contract	Number of	Market	Expiration	Appreciation/
Description	Contracts	Value	Date	(Depreciation)
Long Contracts
90-Day Eurodollar	51	$12,218,325	03/17/08	$77,342
90-Day Eurodollar	78	18,816,525	09/15/08	105,368
Euro-Schatz	24	3,645,556	03/06/08	(709)
S&P500	3	1,112,775	12/20/07	18,844
S&P500	1	373,275	03/19/08	3,272
U.S. Treasury 2-Year Note	19	3,992,078	03/31/08	(47)
U.S. Treasury 5-Year Note	19	2,092,078	03/31/08	(1,680)

				$202,390

Short Contracts
90-Day Eurodollar	78	$(18,777,525)	09/14/09	$(117,061)
Fed Fund 30-Day	9	(3,604,226)	03/31/08	(19,994)
Fed Fund 30-Day	11	(4,409,519)	04/30/08	(28,065)
Fed Fund 30-Day	10	(4,015,321)	05/30/08	(31,984)

				$(197,104)

See Accompanying Notes to Financial Statements
63

54

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
ING Balanced Fund Credit Default Swap Agreements Outstanding on November 30, 2007:

						Unrealized
	Reference	Buy/Sell	(Pay)/Receive	Termination	Notional	Appreciation/
Counterparty	Entity/Obligation	Protection	Fixed Rate	Date	Amount	(Depreciation)
Barclays Bank PLC	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.390)%	09/20/12	USD210,000	$620
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.570)%	12/20/17	USD2,022,000	11,580
JPMorgan Chase Bank N.A.	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.430)%	09/20/12	USD113,000	128
Lehman Brothers Special Financing Inc.	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.400)%	09/20/12	USD227,000	567
UBS AG	Australia & New Zealand Banking Group Ltd. 4.450%, 02/05/15	Buy	(0.350)%	09/20/17	USD186,000	1,783
UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)%	09/20/17	USD167,000	3,656
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)%	09/20/17	USD240,000	13,608
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)%	09/20/17	USD242,000	7,244
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)%	09/20/17	USD113,000	3,471
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)%	09/20/17	USD186,000	9,207
Merrill Lynch International	Belo Corp. 7.750%, 06/01/27	Buy	(2.050)%	12/20/17	USD813,000	13,217
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(0.930)%	09/20/12	USD124,000	4,215
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(1.400)%	09/20/14	USD125,000	4,320
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)%	09/20/17	USD240,000	6,858
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD50,000	348
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD113,000	786
Citibank N.A., New York	CDX.EM.6 Index	Buy	(1.400)%	12/20/11	USD377,000	7,396
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD646,000	(13,469)
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD649,000	(19,399)
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD163,000	(1,294)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD525,000	(14,906)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD394,000	(4,528)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD513,739	(13,538)
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD400,000	(3,185)
UBS AG	CDX.NA.HY.8 Index	Sell	2.750%	06/20/12	USD481,000	18,063
UBS AG	CDX.NA.HY.8 Index	Buy	(2.750)%	06/20/12	USD494,000	(7,597)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.8 Index (15-25% Tranche)	Buy	(4.750)%	06/20/12	USD608,000	14,323
Citibank N.A., New York	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD849,000	23,771
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	2.600%	12/20/12	USD740,000	(14,127)
Lehman Brothers Special Financing Inc.	CDX.NA.XO.9 Index	Buy	(2.450)%	12/20/12	USD2,133,000	32,615
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.730)%	09/20/12	USD294,000	(2,649)
Citibank N.A., New York	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.720)%	09/20/12	USD51,000	(436)
Merrill Lynch International	Centurytel Inc. 7.875%, 08/15/12	Buy	(0.740)%	09/20/12	USD112,000	(1,060)
Citibank N.A., New York	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD50,000	(654)
Merrill Lynch International	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD270,000	(3,312)
Citibank N.A., New York	Computer Sciences Corp. 5.000%, 02/15/13	Buy	(0.780)%	09/20/17	USD435,000	(4,296)
See Accompanying Notes to Financial Statements
64

55

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

						Unrealized
	Reference	Buy/Sell	(Pay)/Receive	Termination	Notional	Appreciation/
Counterparty	Entity/Obligation	Protection	Fixed Rate	Date	Amount	(Depreciation)
Lehman Brothers Special Financing Inc.	Countrywide Home Loan 4.000%, 03/22/11	Sell	8.700%	12/20/12	USD20,000	$(416)
UBS AG	Countrywide Home Loan 4.000%, 03/22/11	Sell	9.000%	12/20/12	USD20,000	(230)
Morgan Stanley Capital Services Inc.	Domtar Corp (Obligation to be announced)	Buy	(2.650)%	09/20/11	USD84,500	(1,326)
UBS AG	Domtar Corp (Obligation to be announced)	Sell	2.600%	09/20/11	USD84,000	1,168
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	06/20/08	USD732,000	223
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.725)%	06/20/12	USD256,000	926
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.600)%	08/20/12	USD200,000	(6,786)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	07/20/08	USD512,000	(451)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)%	07/20/12	USD128,000	784
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.800)%	07/20/12	USD230,000	820
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.780)%	07/20/12	USD527,500	1,148
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.860)%	08/20/12	USD148,000	323
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.150)%	08/20/12	USD354,000	(4,637)
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.350)%	12/20/12	USD990,000	5,145
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.900)%	12/20/17	USD559,000	3,458
Lehman Brothers Special Financing Inc.	First Data Corp. 4.700%, 08/01/13	Buy	(5.450)%	12/20/12	USD812,000	982
Merrill Lynch International	First Data Corp. 4.700%, 08/01/13	Buy	(5.450)%	12/20/12	USD1,219,000	1,474
Citibank N.A., New York	Ford Motor Co. 6.500%, 08/01/18	Sell	6.100%	12/20/12	USD105,000	(2,465)
Barclays Bank PLC	Gannett Co. 6.375%, 04/01/12	Buy	(0.780)%	09/20/14	USD198,000	946
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.690)%	06/20/14	USD287,000	2,549
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.860)%	09/20/14	USD128,000	—
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.770)%	09/20/14	USD125,000	672
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.810)%	09/20/14	USD125,000	373
Barclays Bank PLC	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD105,000	(1,508)
UBS AG	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD37,000	(531)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.600)%	12/20/12	USD198,000	769
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.640)%	12/20/12	USD88,000	182
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.960)%	12/20/12	USD294,000	(3,642)
Lehman Brothers Special Financing Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD198,000	(3,045)
See Accompanying Notes to Financial Statements
65

56

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.6%
2,000	@, L	AGCO Corp.	$137,880
900	L	Applied Industrial Technologies, Inc.	27,189
400		Briggs & Stratton Corp.	9,120
200	L	Cascade Corp.	12,066
700		Cognex Corp.	14,189
9,600		Cummins, Inc.	1,122,240
600		Deere & Co.	103,080
400		Flowserve Corp.	37,636
970	@	Gardner Denver, Inc.	32,117
200	L	Graco, Inc.	7,448
1,100	L	IDEX Corp.	39,270
300	@, L	Intevac, Inc.	4,710
200	L	Lindsay Manufacturing Co.	10,584
800	L	Nordson Corp.	42,240
200		Robbins & Myers, Inc.	13,700
500		Wabtec Corp.	16,970
900	@, L	Zebra Technologies Corp.	34,713

			1,665,152

		Media: 1.0%
6,200		Clear Channel Communications, Inc.	222,580
1,100	L	John Wiley & Sons, Inc.	46,365
3,950		McGraw-Hill Cos., Inc.	193,866
1,000	@, L	Scholastic Corp.	35,240
3,200	@	Viacom — Class B	134,464
59,850		Walt Disney Co.	1,984,028

			2,616,543

		Metal Fabricate/Hardware: 0.1%
290	L	AM Castle & Co.	7,279
300		Kaydon Corp.	15,183
100	L	Lawson Products	3,383
1,000		Mueller Industries, Inc.	30,230
593	L	Quanex Corp.	29,674
200	L	Valmont Industries, Inc.	15,698
1,700	L	Worthington Industries	36,023

			137,470

		Mining: 0.8%
400		Amcol International Corp.	15,192
300	@, L	Brush Engineered Materials, Inc.	13,419
300	@, L	Century Aluminum Co.	17,202
		Freeport-McMoRan Copper &
21,300		Gold, Inc.	2,107,209
100	@	RTI International Metals, Inc.	7,344

			2,160,366

		Miscellaneous Manufacturing: 3.3%
5,100		3M Co.	424,626
840	L	Acuity Brands, Inc.	33,172
340	L	AO Smith Corp.	12,033
1,034	L	Aptargroup, Inc.	43,645
600		Barnes Group, Inc.	18,576
800		Carlisle Cos., Inc.	31,848
500	@, L	Ceradyne, Inc.	24,720
800	L	Clarcor, Inc.	28,488
1,800		Crane Co.	80,892
20,400		Danaher Corp.	1,771,128
19,800		Dover Corp.	916,344
8,300		Eaton Corp.	741,273

Shares			Value
420	@, L	EnPro Industries, Inc.	$12,852
71,465		General Electric Co.	2,736,395
300		Harsco Corp.	18,021
2,800		Honeywell International, Inc.	158,536
1,400		Illinois Tool Works, Inc.	77,700
4,300		ITT Corp.	277,092
500	@	Lydall, Inc.	4,845
		Matthews International
200		Corp.-Class A	8,828
400	L	Myers Industries, Inc.	7,984
11,700		Parker Hannifin Corp.	929,331
1,600	L	Pentair, Inc.	54,272
900		Roper Industries, Inc.	57,105
400		SPX Corp.	40,704
1,270	@, L	Sturm Ruger & Co., Inc.	11,748
906		Teleflex, Inc.	54,659
6,225	@@	Tyco International Ltd.	249,809

			8,826,626

		Office Furnishings: 0.0%
1,609		Herman Miller, Inc.	44,167
1,600	L	HNI, Corp.	58,448
700	L	Interface, Inc.	12,208

			114,823

		Oil & Gas: 6.2%
800	@, L	Atwood Oceanics, Inc.	69,800
200	@, L	Bill Barrett Corp.	7,720
700		Cabot Oil & Gas Corp.	24,094
45,261		Chevron Corp.	3,972,558
22,100		ConocoPhillips	1,768,884
1,500	@, L	Denbury Resources, Inc.	79,980
1,000		Devon Energy Corp.	82,810
1,300		ENSCO International, Inc.	70,005
77,160		ExxonMobil Corp.	6,879,586
700	@, L	Forest Oil Corp.	32,956
2,400		Frontier Oil Corp.	106,080
1,140	L	Helmerich & Payne, Inc.	39,387
1,300		Hess Corp.	92,586
17,400		Marathon Oil Corp.	972,660
200	@	Newfield Exploration Co.	9,970
24,900	L	Noble Corp.	1,298,037
9,400		Occidental Petroleum Corp.	655,838
1,500	L	Patterson-UTI Energy, Inc.	28,275
100	L	Penn Virginia Corp.	4,162
100	L	Pioneer Natural Resources Co.	4,457
1,430	@, L	Plains Exploration & Production Co.	72,086
1,800	@, L	Pride International, Inc.	59,346
200	@, L	Quicksilver Resources, Inc.	10,120
1,600	@	Southwestern Energy Co.	79,632
1,100		St. Mary Land & Exploration Co.	43,230
700	@, L	Stone Energy Corp.	31,640
100	@	Swift Energy Co.	4,051
2,728	@	Transocean, Inc.	374,588
200	@	Unit Corp.	8,944

			16,883,482

		Oil & Gas Services: 0.7%
2,400	@, L	Cameron International Corp.	223,752
400	@, L	Dril-Quip, Inc.	22,568
630	@, L	Exterran Holdings, Inc.	50,425
2,200	@, L	FMC Technologies, Inc.	122,276
2,100	@, L	Grant Prideco, Inc.	101,010
See Accompanying Notes to Financial Statements
51

57

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas Services (continued)
22,641		Halliburton Co.	$828,887
1,580	@, L	Helix Energy Solutions Group, Inc.	64,132
500	@, L	Hornbeck Offshore Services, Inc.	20,585
1,000	@, L	ION Geophysical Corp.	15,430
400		Lufkin Industries, Inc.	20,804
500	@, L	Matrix Service Co.	13,045
250	@, L	NATCO Group, Inc.	11,885
3,800	@	National Oilwell Varco, Inc.	258,970
1,200	@	Oceaneering International, Inc.	76,572
320	@, L	SEACOR Holdings, Inc.	28,982
600	@, L	Superior Energy Services	20,940
200	@, L	Superior Well Services, Inc.	3,878
300	@	W-H Energy Services, Inc.	15,150

			1,899,291

		Packaging & Containers: 0.0%
600		Chesapeake Corp.	3,660
500		Packaging Corp. of America	14,145
2,800		Sonoco Products Co.	85,064

			102,869

		Pharmaceuticals: 3.2%
400	@, L	Alpharma, Inc.	8,400
200	@, L	Bradley Pharmaceuticals, Inc.	3,938
26,200		Bristol-Myers Squibb Co.	776,306
300	@, L	Cephalon, Inc.	22,476
31,200		Eli Lilly & Co.	1,652,040
2,000	@	Endo Pharmaceuticals Holdings, Inc.	54,820
8,500	@	Gilead Sciences, Inc.	395,590
400	@, L	HealthExtras, Inc.	10,628
1,400	@	Medco Health Solutions, Inc.	139,986
1,100	L	Medicis Pharmaceutical Corp.	29,590
55,000		Merck & Co., Inc.	3,264,800
900	@, L	MGI Pharma, Inc.	31,149
1,000	@	NBTY, Inc.	29,870
2,800		Perrigo Co.	86,520
300	@, L	PetMed Express, Inc.	3,822
15,600		Pfizer, Inc.	370,656
50,950		Schering-Plough Corp.	1,594,735
600	@, L	Sciele Pharma, Inc.	13,392
2,600	@, L	Sepracor, Inc.	68,978
1,230	@	Theragenics Corp.	4,834
260	@, L	USANA Health Sciences, Inc.	10,837
1,300	@, L	VCA Antech, Inc.	53,339
1,200	@, L	Viropharma, Inc.	10,728

			8,637,434

		Pipelines: 0.1%
200	L	Equitable Resources, Inc.	10,572
2,100	L	National Fuel Gas Co.	100,065
2,400		Oneok, Inc.	111,600
2,300		Williams Cos., Inc.	79,833

			302,070

		Real Estate: 0.0%
430	L	Jones Lang LaSalle, Inc.	36,150

			36,150

		Retail: 2.9%
2,000	@, L	Aeropostale, Inc.	51,100
1,320	L	American Eagle Outfitters	30,215
3,100	@	Autozone, Inc.	346,053

Shares			Value
800		Barnes & Noble, Inc.	$30,760
4,600	L	Best Buy Co., Inc.	234,830
900		Big 5 Sporting Goods Corp.	14,787
10,600	@, L	Big Lots, Inc.	197,902
200	@, L	BJ’s Wholesale Club, Inc.	7,490
450	L	Brown Shoe Co., Inc.	7,637
320	@, L	Buffalo Wild Wings, Inc.	9,251
300	@, L	California Pizza Kitchen, Inc.	4,773
1,500	L	Casey’s General Stores, Inc.	43,500
500	L	Cash America International, Inc.	17,990
700	L	Cato Corp.	10,542
200	L	CBRL Group, Inc.	6,692
600	@, L	CEC Entertainment, Inc.	17,100
500	@, L	Chipotle Mexican Grill, Inc.	66,575
1,200	L	Christopher & Banks Corp.	19,344
35,600	@	Coach, Inc.	1,322,184
700	@	Copart, Inc.	26,152
15,600		Costco Wholesale Corp.	1,051,440
11,900		CVS Caremark Corp.	477,071
1,600	@, L	Dick’s Sporting Goods, Inc.	50,016
2,300	@	Dollar Tree Stores, Inc.	65,918
720	@, L	Dress Barn, Inc.	10,181
2,500	@	GameStop Corp.	143,625
300	@, L	Genesco, Inc.	9,300
1,150	L	Guess ?, Inc.	53,970
580	@, L	Gymboree Corp.	19,349
1,900	@	Hanesbrands, Inc.	53,637
300	@, L	Hibbett Sporting Goods, Inc.	6,426
1,000	@, L	HOT Topic, Inc.	6,310
300	L	IHOP Corp.	15,222
1,080	@, L	Jack in the Box, Inc.	32,346
500	@, L	Jo-Ann Stores, Inc.	8,230
700	@, L	JOS A Bank Clothiers, Inc.	18,123
300	L	Longs Drug Stores Corp.	15,876
24,400		McDonald’s Corp.	1,426,668
1,280		Men’s Wearhouse, Inc.	44,186
100		Movado Group, Inc.	2,770
2,000		MSC Industrial Direct Co.	86,440
300	@, L	O’Reilly Automotive, Inc.	9,858
540	@, L	Panera Bread Co.	21,638
200	@	Papa John’s International, Inc.	4,710
1,100	L	Phillips-Van Heusen	46,662
4,700		Polo Ralph Lauren Corp.	324,206
1,900	@, L	Quiksilver, Inc.	20,140
9,600	L	RadioShack Corp.	177,600
400	@, L	Red Robin Gourmet Burgers, Inc.	15,824
1,300		Ross Stores, Inc.	34,294
600	@, L	School Specialty, Inc.	21,414
815	@, L	Select Comfort Corp.	8,672
1,542	@, L	Sonic Corp.	37,625
800	@, L	Texas Roadhouse, Inc.	10,072
21,700		TJX Cos., Inc.	636,678
400	@, L	Tractor Supply Co.	16,408
655	@, L	Tween Brands, Inc.	16,493
2,300	@, L	Urban Outfitters, Inc.	60,260
3,500		Wal-Mart Stores, Inc.	167,650
9,200		Wendy’s International, Inc.	257,876
100	L	World Fuel Services Corp.	3,164
340	@, L	Zumiez, Inc.	9,452

			7,962,677

		Savings & Loans: 0.5%
400	L	Anchor Bancorp. Wisconsin, Inc.	10,168
2,200		Astoria Financial Corp.	55,088
See Accompanying Notes to Financial Statements
52

58

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Savings & Loans (continued)
2,000	L	BankAtlantic Bancorp., Inc.	$7,700
2,200	L	Bankunited Financial Corp.	17,556
600		Dime Community Bancshares	8,142
1,800	L	First Niagara Financial Group, Inc.	22,374
970	@, L	FirstFed Financial Corp.	33,969
300	L	Flagstar Bancorp., Inc.	1,890
50,800	L	Hudson City Bancorp., Inc.	773,176
24,600	L	Washington Mutual, Inc.	479,700

			1,409,763

		Semiconductors: 2.1%
460	@, L	Actel Corp.	5,042
1,000	@, L	AMIS Holdings, Inc.	7,670
300	@, L	ATMI, Inc.	9,027
300	@, L	Cabot Microelectronics Corp.	11,220
300		Cohu, Inc.	4,695
600	@, L	Cypress Semiconductor Corp.	19,932
600	@, L	Diodes, Inc.	17,652
2,300	@	Fairchild Semiconductor International, Inc.	36,478
400	@, L	Integrated Device Technology, Inc.	4,852
137,800		Intel Corp.	3,593,803
900	@, L	International Rectifier Corp.	29,268
2,200		Intersil Corp.	54,868
2,100	@, L	Kulicke & Soffa Industries, Inc.	14,868
1,910	@, L	Lam Research Corp.	87,574
300	@, L	Microsemi Corp.	6,864
300	@, L	MKS Instruments, Inc.	5,451
41,850	@	Nvidia Corp.	1,319,949
1,360	@, L	Pericom Semiconductor Corp.	22,535
2,200	@, L	Semtech Corp.	33,572
3,700	@, L	Skyworks Solutions, Inc.	33,596
600	@, L	Standard Microsystems Corp.	21,162
100	@, L	Supertex, Inc.	3,395
9,500		Texas Instruments, Inc.	299,915
1,435	@, L	Varian Semiconductor Equipment Associates, Inc.	59,567

			5,702,955

		Software: 2.0%
3,800	@	Activision, Inc.	84,170
100	@, L	Advent Software, Inc.	5,076
600	@, L	Allscripts Healthcare Solutions, Inc.	10,614
1,310	@, L	Ansys, Inc.	50,907
7,600	@	Autodesk, Inc.	357,884
16,600	@	BMC Software, Inc.	549,128
2,700		Broadridge Financial Solutions ADR	61,479
24,700		CA, Inc.	604,903
860	@	Captaris, Inc.	3,492
700	@, L	Cerner Corp.	41,825
500	@, L	Concur Technologies, Inc.	18,780
600	@, L	CSG Systems International	9,942
1,046		Dun & Bradstreet Corp.	93,335
300		Global Payments, Inc.	12,966
1,400	@, L	Informatica Corp.	24,010
200	@	JDA Software Group, Inc.	4,188
400	@, L	Mantech International Corp.	15,476
1,000	@	Metavante Technologies, Inc.	22,780
76,740		Microsoft Corp.	2,578,464
16,800	@	Novell, Inc.	117,936

Shares			Value
570	@, L	Omnicell, Inc.	$15,031
35,300	@	Oracle Corp.	712,354
1,090	@	Phase Forward, Inc.	26,596
700	@, L	Progress Software Corp.	22,141
410	@, L	Smith Micro Software, Inc.	3,284
400	@, L	SPSS, Inc.	14,456
2,510	@, L	Sybase, Inc.	64,356
100	@, L	THQ, Inc.	2,445

			5,528,018

		Telecommunications: 2.8%
4,300	@	3Com Corp.	18,533
1,300	@, L	Adaptec, Inc.	4,355
1,400	@, L	ADC Telecommunications, Inc.	23,184
4,400	@	American Tower Corp.	200,376
1,900	@, L	Andrew Corp.	27,854
600	@, L	Anixter International, Inc.	38,700
1,100	@, L	Arris Group, Inc.	11,473
58,765		AT&T, Inc.	2,245,411
600	@, L	C-COR, Inc.	7,368
10,100		CenturyTel, Inc.	430,563
7,500	@, L	Cincinnati Bell, Inc.	35,700
17,875	@	Cisco Systems, Inc.	500,858
900	@, L	CommScope, Inc.	36,450
400	@, L	Comtech Telecommunications	19,864
16,000		Corning, Inc.	388,640
1,500	@, L	Harmonic, Inc.	15,555
1,993		Harris Corp.	125,101
6,100	@, L	Juniper Networks, Inc.	181,292
900	@, L	Netgear, Inc.	30,501
1,100	@, L	Network Equipment Technologies, Inc.	13,684
2,200	@, L	NeuStar, Inc.	69,894
1,100	@, L	Novatel Wireless, Inc.	17,094
900		Plantronics, Inc.	24,165
45,000		Qualcomm, Inc.	1,835,100
9,300	@, L	RF Micro Devices, Inc.	53,754
11,500		Sprint Nextel Corp.	178,480
1,200	@, L	Symmetricom, Inc.	5,172
1,760		Telephone & Data Systems, Inc.	109,560
500	@	Tollgrade Communications, Inc.	3,970
22,800		Verizon Communications, Inc.	985,188
400	@, L	Viasat, Inc.	13,340

			7,651,179

		Textiles: 0.0%
1,000	L	G&K Services, Inc.	40,670
800	@, L	Mohawk Industries, Inc.	64,352
400		Unifirst Corp.	14,948

			119,970

		Toys/Games/Hobbies: 0.0%
500	@, L	Jakks Pacific, Inc.	12,620
100	@, L	RC2 Corp.	2,908

			15,528

		Transportation: 0.2%
300	@, L	Bristow Group, Inc.	16,500
1,300	L	Con-way, Inc.	54,964
2,200		CSX Corp.	92,400
730	@, L	HUB Group, Inc.	19,038
1,500	@, L	Kansas City Southern	51,645
900	@, L	Kirby Corp.	43,263
See Accompanying Notes to Financial Statements
53

59

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Transportation (continued)
300		Landstar System, Inc.	$11,934
2,000		Norfolk Southern Corp.	102,420
230	@, L	Old Dominion Freight Line	5,182
1,630		Tidewater, Inc.	79,691
1,300		Union Pacific Corp.	163,982
400	@, L	YRC Worldwide, Inc.	7,084

			648,103

		Water: 0.0%
500	L	American States Water Co.	20,825

			20,825

		Total Common Stock (Cost $139,401,684)	156,857,801

REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Apartments: 0.0%
390		Camden Property Trust	20,518
130	L	Essex Property Trust, Inc.	13,486
500	L	Mid-America Apartment Communities, Inc.	24,145

			58,149

		Diversified: 0.0%
200	L	Entertainment Properties Trust	10,658

			10,658

		Health Care: 0.0%
800		LTC Properties, Inc.	18,832
700	L	Medical Properties Trust, Inc.	7,854
500	L	Senior Housing Properties Trust	11,045

			37,731

		Hotels: 0.0%
1,350	L	DiamondRock Hospitality Co.	23,382
1,400	L	Hospitality Properties Trust	51,156

			74,538

		Office Property: 0.0%
300	L	Kilroy Realty Corp.	16,767

			16,767

		Regional Malls: 0.1%
1,000	L	Macerich Co.	77,650

			77,650

		Single Tenant: 0.0%
600	L	National Retail Properties, Inc.	14,694
1,100		Realty Income Corp.	31,350

			46,044

		Warehouse/Industrial: 0.1%
2,700	L	AMB Property Corp.	165,132
100	L	EastGroup Properties, Inc.	4,613

			169,745

		Total Real Estate Investment Trusts (Cost $484,912)	491,282

Shares			Value
EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
1,900	L	iShares S&P SmallCap 600 Index Fund	$125,210
2,000	L	Midcap SPDR Trust Series 1	313,720

		Total Exchange-Traded Funds (Cost $441,266)	438,930

PREFERRED STOCK: 0.5%
		Banks: 0.1%
9,325	@@, P	Santander Finance	199,881

			199,881

		Diversified Financial Services: 0.	2%
7,000	P	Deutsche Bank Capital Trust II	156,450
12,625	P, L	Merrill Lynch & Co., Inc.	234,320

			390,770

		Insurance: 0.2%
12,600	@@, P	Aegon NV	255,780
4,707	@@, P	Aegon NV — Series 1	91,504
11,619	P	Metlife, Inc.	264,332

			611,616

		Sovereign: 0.0%
1,000	P	Fannie Mae	47,719

			47,719

		Total Preferred Stock (Cost $1,497,239)	1,249,986

WARRANTS: 0.0%
		Building Materials: 0.0%
400	@, #, I, X	Dayton Superior Corp.	4

		Total Warrants (Cost $7,446)	4

Principal
Amount			Value
CORPORATE BONDS/NOTES: 8.7%
		Airlines: 0.2%
$462,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	469,451
118,000		United AirLines, Inc., 6.932%, due 09/01/11	140,420

			609,871

		Auto Manufacturers: 0.1%
249,118		Ford Motor Co., 8.597%, due 11/29/13	233,293

			233,293

		Banks: 2.5%
270,000	@@, C	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	220,079
414,000	C	BAC Capital Trust XIV, 5.630%, due 12/31/49	373,569
200,000	@@, #, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	201,933
200,000 100,000	@@, C	Bank of America Corp., 5.750%, due 12/01/17 Bank of Ireland, 5.500%, due 12/29/49	200,339 86,681
See Accompanying Notes to Financial Statements
54

60

PORTFOLIO OF INVESTMENTS ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
-
		Banks (continued)
$30,000	@@, C	Bank of Scotland, 5.125%, due 12/31/49	$24,536
12,000	C	BankAmerica Capital II, 8.000%,due 12/15/26	12,476
130,000	@@, C	Barclays Bank PLC, 5.563%, due 12/31/49	104,650
109,000	@@, #, C	Barclays Bank PLC, 5.926%, due 12/15/16	99,266
290,000	@@, #	Barclays Bank PLC, 6.050%, due 12/04/17	289,226
30,000	@@, C	Barclays O/S Inv, 5.063%, due 05/19/08	24,600
180,000	@@, C	BNP Paribas, 5.238%, due 12/31/49	152,832
342,000	@@, #, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	314,050
111,000	@@, #, C	Danske Bank A/S, 5.914%, due 12/29/49	104,907
100,000	@@, C	Den Norske Bank ASA, 5.375%, due 11/29/49	80,500
211,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	216,994
109,000	@@, #, C	HBOS PLC, 5.375%, due 11/29/49	99,847
420,000	@@, C	Hongkong & Shanghai Banking Corp., Ltd., 5.250%, due 07/29/49	310,800
200,000 200,000	@@, C @@, C	HSBC Bank PLC, 5.538%, dk PLC, 5.625%, due 06/29/49	161,000
190,000	@@, C	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	151,050
160,000	@@, C	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	128,800
270,000	@@, C	Lloyds TSB Bank PLC, 5.688%, due 12/31/49	218,700
210,000	@@, C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	214,338
230,000	@@, C, L	National Westminster Bank PLC, 5.563%, due 08/29/49	189,500
20,000	@@, C	National Westminster Bank PLC, 6.250%, due 11/29/49	16,175
167,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	160,448
155,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	146,693
140,000	C	RBS Capital Trust I, 5.512%, due 12/31/49	127,122
254,000	@@, #, C	Resona Bank Ltd., 5.850%, due 12/31/49	240,461
240,000	@@, C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	188,400
90,000	@@, C	Societe Generale, 4.981%, due 11/29/49	74,672
220,000	@@, C	Standard Chartered PLC, 4.916%, due 07/29/49	158,400
310,000	@@, C	Standard Chartered PLC, 5.125%, due 11/29/49	226,300
40,000	@@, C	Standard Chartered PLC, 5.588%, due 01/29/49	28,800

Principal
Amount			Value
$350,000	@@, C	Standard Chartered PLC, 5.588%, due 12/29/49	$257,250
233,000	@@, C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	238,480
95,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	89,049
107,000	C	USB Capital IX, 6.189%, due 03/29/49	103,241
136,000		Wachovia Bank, 6.600%, due 01/15/38	135,717
203,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	195,434
110,000	@@, C	Westpac Banking Corp., 5.306%, due 09/30/49	90,767
97,000	@@, #, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	85,312

			6,690,394

		Beverages: 0.1%
BRL270,000	@@, #	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	128,772
$135,000		PepsiCo, Inc., 4.650%, due 02/15/13	134,876

			263,648

		Chemicals: 0.2%
40,000	Z	Stauffer Chemical, 4.130%, due 04/15/10	36,340
70,000	Z	Stauffer Chemical, 5.450%, due 04/15/18	40,391
90,000	Z	Stauffer Chemical, 6.680%, due 04/15/17	55,066
273,000		Union Carbide Corp., 7.750%, due 10/01/96	289,232

			421,029

		Diversified Financial Services: 2.4%
514,000	@@, #, C	Aiful Corp., 4.450%, due 02/16/10	477,943
36,000	@@, #, C, I	Alpine III, 5.428%, due 08/16/14	36,093
36,000	@@, #, I	Alpine III, 5.828%, due 08/16/14	36,107
55,000	@@, #, I	Alpine III, 7.628%, due 08/16/14	55,378
95,000	@@, #, I	Alpine III, 10.878%, due 08/16/14	97,235
515,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	549,763
246,000	#, C	Biomet, Inc., 11.625%, due 10/15/17	243,848
205,000		Citigroup, Inc., 6.125%, due 11/21/17	211,347
185,000	#, C	Corestates Capital Trust I, 8.000%, due 12/15/26	191,703
206,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	213,440
105,000	@@, C	Financiere CSFB NV, 5.375%, due 03/29/49	84,525
127,000		Ford Motor Credit Co., 7.993%, due 01/13/12	110,755
305,000	L	Ford Motor Credit Co., 8.000%, due 12/15/16	267,267
260,000		Ford Motor Credit Co., 9.693%, due 04/15/12	257,493
193,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	197,617
See Accompanying Notes to Financial Statements
55

61

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
		Diversified Financial Services (continued)
$206,000	C	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	$184,200
150,000	#, C	HVB Funding Trust III, 9.000%, due 10/22/31	167,316
214,000	C	Lehman Brothers Holdings Capital Trust VIII, 5.911%, due 05/29/49	182,383
352,000	#, C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	339,204
200,000	@@, #	Mantis Reef Ltd., 4.799%, due 11/03/09	203,130
208,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	200,028
109,000	@@, C	Paribas, 5.375%, due 12/31/49	92,119
46,444	@@, #, C	Petroleum Export Ltd., 4.623%, due 06/15/10	46,351
190,113	@@, #, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	191,701
376,141	#, C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	356,393
285,600	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	276,318
32,000	C, L	Residential Capital Corp., 8.375%, due 06/30/15	20,800
214,000	C	Residential Capital, LLC, 8.000%, due 04/17/13	139,635
350,000	C	Southern Star Central Corp., 6.750%, due 03/01/16	337,750
299,000	@@, #	TNK-BP Finance SA, 7.500%, due 07/18/16	289,701
1,350,622	#, Z	Toll Road Investors Partnership II LP, 15.780%, due 02/15/45	194,066
100,000	#, C	Twin Reefs Pass-through Trust, 6.243%, due 12/10/49	67,877
221,000	@@, C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	226,167

			6,545,653

		Electric: 0.8%
445,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	466,138
59,000	@@, L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	68,337
326,000	@@, #, C	Intergen NV, 9.000%, due 06/30/17	343,930
78,459	#, C	Juniper Generation, LLC, 6.790%, due 12/31/14	81,661
161,000	C	Nevada Power Co., 5.950%, due 03/15/16	162,644
109,000	C	Nevada Power Co., 6.750%, due 07/01/37	112,981
317,000	C	NorthWestern Corp., 5.875%, due 11/01/14	318,442
286,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	299,387
54,000	#, C	Texas Comp Electric Holding LLC, 10.250%, due 11/01/15	51,300

Principal
Amount			Value
$131,000	#	White Pine Hydro Portfolio, LLC, 6.960%, due 07/10/37	$136,860
121,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	126,131

			2,167,811

		Energy-Alternate Sources: 0.2%
200,000		Greater Ohio Ethanol, LLC, 8.864%, due 12/31/13	192,000
200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	180,000
143,000	#	White Pine Hydro, LLC, 6.310%,due 07/10/17	150,743

			522,743

		Gas: 0.4%
		Nakilat, Inc.,6.067%,
257,000	@@, #, C	due 12/31/33	250,858
137,000	#, C	Nakilat, Inc., 6.267%, due 12/31/33	131,855
633,000	C	Southern Union Co., 7.200%, due 11/01/66	636,847

			1,019,560

		Insurance: 0.2%
340,000	@@, C	Aegon NV, 5.399%, due 12/31/49	246,500
100,000		Prudential Financial, Inc., 6.000%, due 12/01/17	99,149
80,000		Prudential Financial, Inc., 6.625%, due 12/01/37	79,585

			425,234

		Media: 0.0%
113,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	117,661

			117,661

		Miscellaneous Manufacturing: 0.1%
264,000		General Electric Co., 5.250%, due 12/06/17	265,283

			265,283

		Multi-National: 0.1%
173,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	168,335

			168,335

		Oil & Gas: 0.2%
72,000	@@, #	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	69,844
53,000	@@, #	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	57,330
142,000	@@, C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	151,447
173,000	@@, #	Pemex Project Funding Master Trust, 6.994%, due 06/15/10	175,163
145,000	@@, #, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	142,139

			595,923

See Accompanying Notes to Financial Statements
56

62

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
		Pipelines: 0.1%
$54,000	C, L	Northwest Pipeline Corp., 7.000%, due 06/15/16	$58,928
135,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	136,053
80,000	@@, C	Trans-Canada Pipelines, 6.200%,due 10/15/37	81,832
113,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	118,933

			395,746

		Real Estate: 0.3%
95,000	C	Istar Financial, Inc., 5.150%, due 03/01/12	82,081
29,000	C, L	Istar Financial, Inc., 5.500%, due 06/15/12	25,203
77,000	C	Istar Financial, Inc., 5.850%, due 03/15/17	63,575
36,000	C	Liberty Property LP, 6.375%, due 08/15/12	37,685
107,000	C	Liberty Property LP, 7.750%, due 04/15/09	110,350
34,000	C	Rouse Co., 7.200%, due 09/15/12	32,694
563,000	#, C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	528,011

			879,599

		Retail: 0.5%
161,000	@@, #, C	Marks & Spencer PLC, 7.125%, due 12/01/37	158,812
88,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	89,158
59,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	59,788
31,000	#, C, L	Rite Aid Corp., 9.375%, due 12/15/15	26,970
185,000	#, C	Rite Aid Corp., 9.500%, due 06/15/17	160,025
381,000	C	Target Corp., 6.500%, due 10/15/37	370,920
70,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	61,114
317,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	326,086

			1,252,873

		Savings & Loans: 0.0%
100,000	#, C	Washington Mutual IV, 9.750%, due 10/29/49	80,117
100,000	#, C	Washington Mutual Preferred Funding Delaware, 6.534%, due 12/31/49	53,216

			133,333

		Telecommunications: 0.2%
305,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	317,055
155,000	@@, C	Rogers Wireless, Inc., 7.250%, due 12/15/12	169,469
158,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	150,691

			637,215

Principal
Amount			Value
		Water: 0.1%
$112,000	#, C	American Water Capital Corp., 6.085%, due 10/15/17	$117,320
112,000	#, C	American Water Capital Corp., 6.593%, due 10/15/37	119,458
			236,778

		Total Corporate Bonds/Notes (Cost $24,399,165)	23,581,982

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.5%
		Federal Home Loan Mortgage Corporation: 4.2%
221,263	C	4.500%, due 12/15/16	220,158
374,000	C	4.500%, due 02/15/20	362,647
743,000	Z	4.890%, due 03/15/31	240,907
343,243	C	5.000%, due 08/15/16	344,639
376,000	C	5.000%, due 12/15/17	375,129
99,000	C	5.000%, due 05/15/20	99,216
304,469	C	5.000%, due 08/15/21	304,441
394,000	C	5.000%, due 04/15/23	389,801
213,000	C	5.000%, due 09/15/31	209,650
81,000	C	5.000%, due 02/15/32	78,959
506,000	C	5.000%, due 03/15/32	492,140
226,000	C	5.000%, due 04/15/32	224,505
59,377		5.001%, due 04/01/35	58,571
875,105	C	5.002%, due 05/15/33	861,286
563,000	C	5.250%, due 03/15/12	568,825
730,893	C	5.500%, due 08/15/20	722,157
149,000	C	5.500%, due 12/15/20	150,929
96,000	C	5.500%, due 09/15/32	97,169
90,000	C	5.500%, due 10/15/32	91,034
79,000	C	5.500%, due 11/15/32	79,801
594,000	C	5.500%, due 03/15/33	597,711
444,000	C	5.500%, due 04/15/33	443,419
1,011,000	C	5.500%, due 06/15/33	1,014,177
247,000	C	5.500%, due 07/15/33	249,112
23,234		5.500%, due 06/01/36	23,012
38,989		6.000%, due 04/01/14	39,887
1,043,308	C	6.000%, due 01/15/29	1,064,593
4,723		6.500%, due 11/01/28	4,901
88,374		6.500%, due 12/01/31	91,391
1,745,000		6.500%, due 01/15/34	1,791,488

			11,291,655

		Federal National Mortgage Corporation: 3.2%
15,000	W	4.500%, due 01/15/19	14,770
533,000		4.750%, due 11/19/12	550,308
16,404	C	4.750%, due 12/25/42	16,350
3,807,000	W	5.000%, due 01/15/20	3,804,027
182,798		5.000%, due 02/25/29	182,992
1,385,563	S	5.000%, due 08/01/37	1,337,651
87,705		5.037%, due 07/01/35	86,860
66,259		5.224%, due 08/01/35	66,124
296,000	C	5.400%, due 03/26/12	297,412
194,000		5.500%, due 05/25/30	191,814
354,001		5.500%, due 01/25/36	350,724
24,408		5.500%, due 07/01/36	24,212
514,584		5.500%, due 12/25/36	511,015
205,000	C	5.550%, due 03/29/10	205,227
88,765		6.000%, due 08/01/16	90,960
28,186		6.000%, due 10/01/18	28,830
555,171		6.000%, due 07/25/29	570,340
293,646		6.000%, due 04/25/31	303,926
See Accompanying Notes to Financial Statements
57

63

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
		Federal National Mortgage Corporation (continued)
$96,065		7.000%, due 06/01/31	$101,073
12,551		7.500%, due 09/01/30	13,399
2,763		7.500%, due 10/01/30	2,950
91,110	C	7.500%, due 01/25/48	95,390

			8,846,354

		Government National Mortgage Association: 0.1%
6,101		6.375%, due 04/20/28	6,194
66,265		6.500%, due 06/15/29	68,993
65,328		6.500%, due 01/15/32	67,969
87,501		7.500%, due 12/15/23	93,230

			236,386

		Total U.S. Government Agency Obligations (Cost $20,134,644)	20,374,395

U.S. TREASURY OBLIGATIONS: 8.9%
		U.S. Treasury Bonds: 1.5%
361,000	L	4.250%, due 11/15/17	369,405
3,464,000	L	4.750%, due 02/15/37	3,658,580

			4,027,985

		U.S. Treasury Notes: 6.4%
10,617,000	L	3.375%, due 11/30/12	10,601,244
3,313,000	L	3.625%, due 10/31/09	3,348,462
-		3.875%, due 10/31/12	—
1,038,000	L	4.500%, due 05/15/10	1,074,493
2,282,000	L	4.875%, due 06/30/12	2,422,131

			17,446,330

		Treasury Inflation Indexed Protected Securities: 1.0%
517,847	L	2.375%, due 04/15/11	540,139
504,519	L	2.375%, due 01/15/17	536,446
539,251	L	2.375%, due 01/15/25	522,479
1,034,822	L	3.875%, due 01/15/09	1,069,910

			2,668,974

		Total U.S. Treasury Obligations (Cost $23,610,491)	24,143,289

ASSET-BACKED SECURITIES: 1.4%
		Automobile Asset-Backed Securities: 0.0%
9,196	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	9,177

			9,177

		Credit Card Asset-Backed Securities: 0.1%
55,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	54,929
140,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	144,091

			199,020

		Home Equity Asset-Backed Securities: 0.4%
651,000	C	GSAA Trust, 5.242%, due 06/25/34	651,730
112,000	#, C	Irwin Home Equity, 5.960%, due 08/25/37	112,092

Principal
Amount			Value
$23,319	C	Merrill Lynch Mortgage Investors, Inc., 5.149%, due 07/25/34	$22,956
303,000	C	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	288,419
11,584	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	11,515
111,000	C	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	110,614
49,275	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	48,388

			1,245,714

		Other Asset-Backed Securities: 0.9%
18,717	C	Amortizing Residential Collateral Trust, 5.289%, due 05/25/32	17,147
115	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	115
4,249	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	4,213
19,184	C	Chase Funding Mortgage Loan, 5.089%, due 07/25/33	18,998
680	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	678
256,000	C	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	250,109
89,000	C	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	83,852
119,000	#, C	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	119,260
97,000	#, C	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	95,939
133,000	C	Equity One, Inc., 5.050%, due 09/25/33	129,117
20,304	C	Fannie Mae, 4.923%, due 04/25/35	20,298
1,586,551	C, S	First Horizon Asset Back Trust, 4.919%, due 10/25/26	1,416,872
250,000	#, C	Hudson Mezzanine Funding, 5.410%, due 06/12/42	6,250
54,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	53,526
10,400	C	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	10,247
3,139	C	Popular Mortgage Pass-through Trust, 4.596%, due 11/25/35	3,125
42,000	C	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	41,559
6,795	C	Residential Asset Mortgage Products, Inc., 5.409%, due 06/25/33	6,749
See Accompanying Notes to Financial Statements
58

64

PORTFOLIO OF INVESTMENTS ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value
		Other Asset-Backed Securities (continued)
$126,862	C	Structured Asset Securities Corp., 4.910%, due 06/25/33	$126,731
26,013	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	25,967

			2,430,752

		Total Asset-Backed Securities (Cost $4,319,592)	3,884,663

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.2%
194,296	C	American Home Mortgage Assets, 5.783%, due 11/25/46	188,467
252,420	#	Astoria Depositor Corp., 7.902%, due 05/01/21	257,469
331,177	C	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	343,576
300,181	C	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	299,920
5,166,274	C, ^	Banc of America Commercial Mortgage, Inc., 0.465%, due 01/15/49	108,550
26,000	C	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	25,698
10,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	9,799
20,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	19,919
135,000	C	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	122,663
20,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	20,832
445,041	C	Banc of America Funding Corp., 5.260%, due 09/20/35	438,348
870,885	C, S	Banc of America Funding Corp., 5.652%, due 06/20/37	877,852
330,320	C	Banc of America Funding Corp., 5.750%, due 09/20/34	324,189
72,037	C	Banc of America Funding Corp., 5.844%, due 05/20/36	71,216
263,621	C	Banc of America Mortgage Securities, Inc., 5.177%, due 09/25/35	257,001
115,813	C	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	115,647
118,570	C	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	117,450
34,025	C	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	34,123
104,570	C	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	105,026

Principal
Amount			Value
$1,283	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	$1,300
40,956	C	Bear Stearns Alternative-A Trust, 5.109%, due 07/25/34	40,720
206,000		Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	190,441
260,000	C	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	272,379
262,310	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	271,089
354,973	C	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	354,883
204,518	C	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	204,819
332,297	C	Chaseflex Trust, 6.500%, due 02/25/37	339,008
144,185	C	Citigroup Mortgage Loan Trust, Inc., 5.612%, due 04/25/37	143,274
377,371	C	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	378,757
140,749	C	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	142,589
114,000	C	Commercial Mortgage Pass-Through Certificates, 4.221%, due 03/10/39	112,100
111,068	C	Countrywide Alternative Loan Trust, 5.029%, due 11/25/46	105,525
13,431	C	Countrywide Alternative Loan Trust, 5.089%, due 02/25/35	13,282
211,798	C	Countrywide Alternative Loan Trust, 5.413%, due 10/25/35	211,394
177,475	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	171,457
1,838,922	C, S	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	1,723,900
226,004	C	Countrywide Alternative Loan Trust, 5.743%, due 11/25/46	213,370
1,783,336	C, S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	1,731,036
147,171	C	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	137,984
394,110	C	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	396,139
90,436	C	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	88,675
See Accompanying Notes to Financial Statements
59

65

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

						Unrealized
	Reference	Buy/Sell	(Pay)/Receive	Termination	Notional	Appreciation/
Counterparty	Entity/Obligation	Protection	Fixed Rate	Date	Amount	(Depreciation)
Morgan Stanley Capital Services Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD 187,000	$(2,876)
Lehman Brothers Special Financing Inc.	Harrah’s Operating Co., Inc. 5.625%, 06/01/15	Sell	0.600%	03/20/08	USD 1,031,000	(4,058)
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)%	09/20/17	USD 186,000	6,153
UBS AG	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD 1,958,680	13,271
UBS AG	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD 509,600	23,161
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD 979,340	(44,240)
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD 164,941	(8,756)
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD 88,000	355
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD 88,000	358
Barclays Bank PLC	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)%	12/20/17	USD 94,000	961
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD 120,000	2,127
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)%	12/20/12	USD 215,000	2,892
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)%	12/20/12	USD 187,000	1,475
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD 126,000	2,233
Lehman Brothers Special Financing Inc.	Macquarie Group Ltd. 3-month USD LIBOR +.25%, 09/18/15	Buy	(1.200)%	12/20/12	USD 717,000	(3,532)
Lehman Brothers Special Financing Inc.	Macquarie Group Ltd. 3-month USD LIBOR +.25%, 09/18/15	Sell	1.300%	12/20/17	USD 427,000	976
Barclays Bank PLC	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.860)%	09/20/12	USD 454,000	6,825
UBS AG	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.830)%	09/20/12	USD 50,000	817
Barclays Bank PLC	Morgan Stanley 6.600%, 04/01/12	Buy	(1.040)%	12/20/12	USD 188,000	(755)
Citibank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Buy	(1.080)%	12/20/12	USD 294,000	(1,714)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200%	06/20/12	USD 49,500	(3,513)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)%	12/20/17	USD 286,000	31,392
Credit Suisse International	Norbord Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD 375,000	51,424
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD 49,500	4,861
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)%	12/20/17	USD 114,000	12,867
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD 490,200	(52,451)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD 490,200	116,464
Lehman Brothers Special Financing Inc.	Residential Capital LLC 6.500%, 04/17/13	Sell	5.000%	12/20/12	USD 71,000	(2,228)
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)%	09/20/17	USD 240,000	12,745
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)%	09/20/17	USD 186,000	8,270
Citibank N.A., New York	Simon Property Group 6.350%, 08/28/12	Buy	(0.380)%	09/20/12	USD 51,000	1,742
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD 50,000	455
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD 113,000	1,028
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)%	09/20/17	USD 186,000	3,628
Barclays Bank PLC	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.750)%	12/20/17	USD 94,000	916
See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

						Unrealized
	Reference	Buy/Sell	(Pay)/Receive	Termination	Notional	Appreciation/
Counterparty	Entity/Obligation	Protection	Fixed Rate	Date	Amount	(Depreciation)
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)%	09/20/17	USD 50,000	$739
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)%	09/20/17	USD 186,000	6,425
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD 109,000	954
JPMorgan Chase Bank N.A.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD 231,000	3,941
JPMorgan Chase Bank N.A.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD 311,000	3,067
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD 203,000	3,351
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD 210,000	(3,907)
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD 217,000	3,582
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.000)%	06/20/12	USD 456,000	30,515
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Sell	0.160%	07/20/08	USD 776,000	(95)
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Buy	(0.355)%	07/20/12	USD 97,000	1,086
UBS AG	United Mexican States 7.500%, 04/08/33	Buy	(0.620)%	08/20/12	USD 373,000	(19)
Barclays Bank PLC	UST Inc. 6.625%, 07/15/12	Buy	(0.300)%	03/20/14	USD 235,000	(72)
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD 641,000	539
Bear Stearns Credit Products Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD 512,000	953
Morgan Stanley Capital Services Inc.	UST Inc. 6.625%, 07/15/12	Buy	(0.420)%	03/20/17	USD 235,000	(293)
UBS AG	UST Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD 34,000	29
UBS AG	UST Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD 41,000	76
Barclays Bank PLC	Washington Mutual Inc. 5.250%, 09/15/17	Sell	4.000%	12/20/12	USD 93,000	1,403
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)%	09/20/17	USD 186,000	6,384
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)%	09/20/17	USD 167,000	3,708
Citibank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.580)%	03/20/14	USD 40,000	758
JPMorgan Chase Bank N.A.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD 253,000	3,945
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.570)%	03/20/14	USD 231,000	4,506
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.600)%	03/20/14	USD 429,000	7,649
Morgan Stanley Capital Services Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.880)%	03/20/17	USD 235,000	3,291
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD 226,000	(441)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD 190,000	(370)
Lehman Brothers Special Financing Inc.	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.770%	09/20/12	USD 480,000	(1,152)
UBS AG	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.790%	09/20/12	USD 157,000	(235)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD 268,494	375
UBS AG	XL Capital Assurance Inc. 6.400%, 12/20/12	Buy	(6.400)%	12/20/12	USD 62,000	(650)
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD 161,000	5,968
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD 322,000	11,936

						$351,450

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value
COMMON STOCK: 94.6%
		Aerospace/Defense: 0.6%
53,100	@, L	BE Aerospace, Inc.	$2,495,700

			2,495,700

		Agriculture: 2.3%
126,000		Altria Group, Inc.	9,772,560

			9,772,560

		Apparel: 0.3%
20,700		Nike, Inc.	1,358,955

			1,358,955

		Auto Manufacturers: 0.1%
19,800	L	General Motors Corp.	590,634

			590,634

		Auto Parts & Equipment: 0.1%
15,100		Johnson Controls, Inc.	583,162

			583,162

		Banks: 4.8%
127,360		Bank of America Corp.	5,875,117
27,201		Bank of New York Mellon Corp.	1,304,560
30,200		Cullen/Frost Bankers, Inc.	1,588,822
84,100	L	People’s United Financial, Inc.	1,427,177
46,300		PNC Financial Services Group, Inc.	3,389,623
27,800		State Street Corp.	2,220,942
118,800		US Bancorp.	3,931,092
27,200		Wells Fargo & Co.	882,096

			20,619,429

		Beverages: 1.8%
19,000		Anheuser-Busch Cos., Inc.	1,001,680
43,800		Coca-Cola Co.	2,719,980
38,200	@@	Fomento Economico Mexicano SA de CV ADR	1,237,680
36,500		PepsiCo, Inc.	2,817,070

			7,776,410

		Chemicals: 1.1%
46,900		Air Products & Chemicals, Inc.	4,644,976

			4,644,976

		Computers: 3.6%
30,200	@	Apple, Inc.	5,503,044
185,600	@	Dell, Inc.	4,554,624
39,900		Hewlett-Packard Co.	2,041,284
128,100		Seagate Technology, Inc.	3,303,699

			15,402,651

		Cosmetics/Personal Care: 2.1%
123,124		Procter & Gamble Co.	9,111,176

			9,111,176

		Diversified Financial Services: 5.5%
412,800	@@	Amvescap PLC	5,334,549
1,900	L	Bear Stearns Cos., Inc.	189,430
15,800		CIT Group, Inc.	420,280
147,300		Citigroup, Inc.	4,905,090
25,000	@@	Deutsche Boerse AG	4,656,174
39,500		JPMorgan Chase & Co.	1,801,990
36,605	@@, L	Lazard Ltd.	1,781,199
44,700		Lehman Brothers Holdings, Inc.	2,799,561

Shares			Value
6,300		Merrill Lynch & Co., Inc.	$377,622
53,700	@, L	TD Ameritrade Holding Corp.	1,003,653

			23,269,548

		Electric: 3.5%
69,400		Exelon Corp.	5,626,258
64,800	@, L	Mirant Corp.	2,500,632
116,800	@, L	NRG Energy, Inc.	4,951,152
40,700	L	NSTAR	1,424,500
10,300		PG&E Corp.	476,581

			14,979,123

		Environmental Control: 1.4%
170,300		Waste Management, Inc.	5,844,696

			5,844,696

		Food: 1.2%
147,813		Kraft Foods, Inc.	5,106,939

			5,106,939

		Healthcare-Products: 3.8%
173,500		Johnson & Johnson	11,752,890
109,900	@	St. Jude Medical, Inc.	4,368,525

			16,121,415

		Healthcare-Services: 1.0%
46,353	@, W	Covance, Inc.	4,048,007

			4,048,007

		Holding Companies-Diversified: 0.9%
100,200	@, @@	GEA Group AG	3,628,453

			3,628,453

		Household Products/Wares: 0.3%
19,300		Kimberly-Clark Corp.	1,347,333

			1,347,333

		Insurance: 5.3%
44,900		American International Group, Inc.	2,610,037
70,400		Assurant, Inc.	4,606,272
118,400	L	MBIA, Inc.	4,322,784
55,200		Principal Financial Group, Inc.	3,615,048
65,553		Protective Life Corp.	2,712,583
37,800		Travelers Cos., Inc.	2,007,558
84,865		WR Berkley Corp.	2,595,172

			22,469,454

		Internet: 2.7%
6,000	@, @@, #	Alibaba.com Ltd.	30,786
16,500	@	Google, Inc. — Class A	11,434,500

			11,465,286

		Investment Companies: 0.2%
47,600		KKR Private Equity Investors LP	852,040

			852,040

		Iron/Steel: 0.8%
33,600		Allegheny Technologies, Inc.	3,284,400

			3,284,400

		Media: 2.2%
271,800		News Corp. — Class A	5,726,826
74,200		Time Warner, Inc.	1,280,692
75,400		Walt Disney Co.	2,499,510

			9,507,028

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Metal Fabricate/Hardware: 1.4%
39,600		Precision Castparts Corp.	$5,834,664

			5,834,664

		Mining: 1.3%
125,100		Alcoa, Inc.	4,549,887
11,100		Freeport-McMoRan Copper & Gold, Inc.	1,098,123

			5,648,010

		Miscellaneous Manufacturing: 4.8%
120,900		Cooper Industries Ltd.	6,071,598
259,100		General Electric Co.	9,920,939
71,500	L	Roper Industries, Inc.	4,536,675

			20,529,212

		Oil & Gas: 10.3%
17,200		ConocoPhillips	1,376,688
270,900	S	ExxonMobil Corp.	24,153,444
57,900		Hess Corp.	4,123,638
33,700	@, L	Plains Exploration & Production Co.	1,698,817
41,000	@, L	Quicksilver Resources, Inc.	2,074,600
15,725	@	Transocean, Inc.	2,158,885
136,500		XTO Energy, Inc.	8,438,430

			44,024,502

		Oil & Gas Services: 1.1%
67,000	@, L	Hercules Offshore, Inc.	1,675,670
32,400		Schlumberger Ltd.	3,027,780

			4,703,450

		Pharmaceuticals: 5.3%
113,850		Abbott Laboratories	6,547,514
31,900	@	Gilead Sciences, Inc.	1,484,626
76,500	@	Hospira, Inc.	3,312,450
127,900		Merck & Co., Inc.	7,592,144
144,900		Omnicare, Inc.	3,692,052
4,500	@@	Teva Pharmaceutical Industries Ltd. ADR	200,835

			22,829,621

		Retail: 5.1%
119,600	@, L	Aeropostale, Inc.	3,055,780
92,300		CVS Caremark Corp.	3,700,307
86,800		Home Depot, Inc.	2,479,008
41,800	@, L	Kohl’s Corp.	2,059,904
114,000	L	Liz Claiborne, Inc.	2,860,260
38,600		McDonald’s Corp.	2,256,942
51,000		Target Corp.	3,063,060
51,300		Wal-Mart Stores, Inc.	2,457,270

			21,932,531

		Semiconductors: 5.2%
492,400		Intel Corp.	12,841,793
259,900		Maxim Integrated Products	6,027,081
350,232	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,474,301

			22,343,175

		Software: 5.9%
37,500	@	Activision, Inc.	830,625
52,500	@	Adobe Systems, Inc.	2,212,350
445,918		Microsoft Corp.	14,982,845
345,200	@	Oracle Corp.	6,966,136

			24,991,956

Shares			Value
		Telecommunications: 7.6%
170,900	@, L	Arris Group, Inc.	$1,782,487
290,300		AT&T, Inc.	11,092,363
283,700	@	Cisco Systems, Inc.	7,949,274
157,700		Qualcomm, Inc.	6,431,006
204,100	@, L	Qwest Communications International, Inc.	1,353,183
85,400		Verizon Communications, Inc.	3,690,134

			32,298,447

		Toys/Games/Hobbies: 1.0%
7,200	@@	Nintendo Co., Ltd.	4,421,103

			4,421,103

		Total Common Stock (Cost $360,395,975)	403,836,046

SHORT-TERM INVESTMENTS: 11.8% Mutual Fund: 5.7%
24,325,000	**, S	ING Institutional Prime Money Market Fund	24,325,000

		Total Mutual Fund (Cost $24,325,000)	24,325,000

Principal
Amount		Value
	Repurchase Agreement: 0.3%

Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $1,245,467 to be received upon repurchase (Collateralized by $2,250,000 Resolution Funding Corporation, Discount Note, Market Value $1,271,768,

$1,245,000	due 07/15/20)	1,245,000

	Total Repurchase Agreement (Cost $1,245,000)	1,245,000

	Securities Lending Collateralcc: 5.8%
	Bank of New York Mellon Corp.
24,861,305	Institutional Cash Reserves	24,861,305
	Total Securities Lending Collateral (Cost $24,861,305)	24,861,305

	Total Short-Term Investments (Cost $50,431,305)	50,431,305

Total Investments in Securities (Cost $410,827,280)*	106.4%	$454,267,351
Other Assets and Liabilities - Net	(6.4)	(27,364,617)

Net Assets	100.0%	$426,902,734

@	Non-income producing security

@@	Foreign Issuer

ADR	American Depositary Receipt

#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

cc	Securities purchased with cash collateral for securities loaned.

W	When-issued or delayed delivery security

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

L	Loaned security, a portion or all of the security is on loan at November 30, 2007.

**	Investment in affiliate

*	Cost for federal income tax purposes is $413,690,348.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,164,490
Gross Unrealized Depreciation	(7,587,487)

Net Unrealized Appreciation	$40,577,003

ING Growth and Income Fund Open Futures Contracts on November 30, 2007

	Notional		Unrealized
Contract	Number of	Market	Expiration	Appreciation/
Description	Contracts	Value	Date	(Depreciation)
Long Contracts
S&P500	20	$7,418,500	12/20/07	$(63,842)
S&P500 E-Mini	100	7,418,500	12/21/07	116,734

				$52,892

ING Growth and Income Fund Written Options Outstanding on November 30, 2007:
Equity Options

Description/Name of		Exercise	Expiration	Number of	Premium
Issuer	Counterparty	Price	Date	Contracts	Received	Value
Call Option OTC - Precision Castparts Corp.	UBS AG	$140	12/21/07	2,200	$20,420	$(21,311)

					$20,420	$(21,311)

See Accompanying Notes to Financial Statements

70

ING 130/30 FUNDAMENTAL PORTFOLIO OF INVESTMENTS
RESEARCH FUND AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value
COMMON STOCK: 112.7%
		Aerospace/Defense: 1.9%
2,200	@	BE Aerospace, Inc.	$103,400
1,500		United Technologies Corp.	112,155

			215,555

		Agriculture: 2.4%
3,500		Altria Group, Inc.	271,460

			271,460

		Apparel: 0.5%
900		Nike, Inc.	59,085

			59,085

		Banks: 5.3%
4,300		Bank of America Corp.	198,359
1,500		PNC Financial Services Group, Inc.	109,815
1,700		State Street Corp.	135,813
4,900		US Bancorp.	162,141

			606,128

		Beverages: 2.1%
1,900		Coca-Cola Co.	117,990
1,600		PepsiCo, Inc.	123,488

			241,478

		Chemicals: 1.2%
1,400		Air Products & Chemicals, Inc.	138,656

			138,656

		Computers: 4.7%
800	@	Apple, Inc.	145,776
6,200	@	Dell, Inc.	152,148
2,400		Hewlett-Packard Co.	122,784
4,600		Seagate Technology, Inc.	118,634

			539,342

		Cosmetics/Personal Care: 1.6%
2,416		Procter & Gamble Co.	178,784

			178,784

		Diversified Financial Services: 8.0%
9,200	@@	Amvescap PLC	118,890
6,200		Citigroup, Inc.	206,460
1,400	@	Investment Technology Group, Inc.	63,952
4,700		JPMorgan Chase & Co.	214,414
2,700	@@	Lazard Ltd.	131,382
2,800		Lehman Brothers Holdings, Inc.	175,364

			910,462

		Electric: 5.3%
1,500	@	Mirant Corp.	57,885
6,800	@	NRG Energy, Inc.	288,252
3,300		NSTAR	115,500
3,000		PG&E Corp.	138,810

			600,447

		Environmental Control: 2.2%
7,400		Waste Management, Inc.	253,968

			253,968

		Food: 1.3%
4,368		Kraft Foods, Inc.	150,914

			150,914

Shares			Value
		Healthcare-Products: 3.5%
3,500		Johnson & Johnson	$237,090
4,000	@	St. Jude Medical, Inc.	159,000

			396,090

		Healthcare-Services: 2.4%
1,500	@, W	Covance, Inc.	130,995
2,900	@	Health Net, Inc.	140,882

			271,877

		Holding Companies-Diversified: 1.1%
3,300	@, @@	GEA Group AG	119,500

			119,500

		Home Furnishings: 1.5%
5,700		Tempur-Pedic International, Inc.	169,233

			169,233

		Household Products/Wares: 0.5%
800		Kimberly-Clark Corp.	55,848

			55,848

		Housewares: 0.9%
1,900		Toro Co.	105,735

			105,735

		Insurance: 5.2%
1,300		American International Group, Inc.	75,569
1,800		Assurant, Inc.	117,774
5,500		MBIA, Inc.	200,805
1,900		Principal Financial Group, Inc.	124,431
1,900		Protective Life Corp.	78,622

			597,201

		Internet: 2.5%
1,000	@, @@, #	Alibaba.com Ltd.	5,131
400	@	Google, Inc. — Class A	277,200

			282,331

		Investment Companies: 0.4%
2,600		KKR Private Equity Investors LP	46,540

			46,540

		Iron/Steel: 1.1%
1,300		Allegheny Technologies, Inc.	127,075

			127,075

		Media: 2.3%
6,900		News Corp. — Class A	145,383
3,300		Time Warner, Inc.	56,958
1,600		Walt Disney Co.	53,040

			255,381

		Metal Fabricate/Hardware: 1.0%
800		Precision Castparts Corp.	117,872

			117,872

		Mining: 2.0%
3,100		Alcoa, Inc.	112,747
1,100		Freeport-McMoRan Copper & Gold, Inc.	108,823

			221,570

See Accompanying Notes to Financial Statements

71

ING 130/30 FUNDAMENTAL PORTFOLIO OF INVESTMENTS
RESEARCH FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 4.7%
3,200		Cooper Industries Ltd.	$160,704
5,900		General Electric Co.	225,911
2,300		Roper Industries, Inc.	145,935

			532,550

		Oil & Gas: 11.3%
6,400	S	ExxonMobil Corp.	570,624
3,300		Hess Corp.	235,026
2,800		Occidental Petroleum Corp.	195,356
769	@	Transocean, Inc.	105,576
3,000		XTO Energy, Inc.	185,460

			1,292,042

		Oil & Gas Services: 0.7%
900	@	Cameron International Corp.	83,907

			83,907

		Pharmaceuticals: 5.8%
3,700		Abbott Laboratories	212,787
2,700	@	Hospira, Inc.	116,910
4,100		Merck & Co., Inc.	243,376
3,500		Omnicare, Inc.	89,180

			662,253

		Retail: 5.3%
4,500	@	Aeropostale, Inc.	114,975
2,900		CVS Caremark Corp.	116,261
2,600		Home Depot, Inc.	74,256
1,600	@	Kohl’s Corp.	78,848
4,200		Liz Claiborne, Inc.	105,378
1,100		McDonald’s Corp.	64,317
900		Target Corp.	54,054

			608,089

		Semiconductors: 6.9%
9,800		Intel Corp.	255,584
6,900	@, @@	Marvell Technology Group Ltd.	103,086
9,100		Maxim Integrated Products	211,029
21,501	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	213,290

			782,989

		Software: 7.0%
2,700	@	Adobe Systems, Inc.	113,778
10,700		Microsoft Corp.	359,520
16,300	@	Oracle Corp.	328,935

			802,233

		Telecommunications: 9.0%
6,600	@	Arris Group, Inc.	68,838
7,700		AT&T, Inc.	294,217
7,400	@	Cisco Systems, Inc.	207,348
6,300		Qualcomm, Inc.	256,914
4,900	@	Qwest Communications International, Inc.	32,487
3,900		Verizon Communications, Inc.	168,519

			1,028,323

		Toys/Games/Hobbies: 1.1%
200	@@	Nintendo Co., Ltd.	122,808

			122,808

		Total Common Stock (Cost $12,077,322)	12,847,726

Shares			Value
SHORT-TERM INVESTMENTS: 3.4% Mutual Fund: 2.2%
250,000	**	ING Institutional Prime Money Market Fund	$250,000
		Total Mutual Fund (Cost $250,000)	250,000

Principal
Amount		Value
	Repurchase Agreement: 1.2%
$131,000	Deutsche Bank Repurchase Agreement dated 11/30/07, 4.550%, due 12/03/07, $131,050 to be received upon repurchase (Collateralized by $129,000 FCSB, 4.950%, Market Value plus accrued interest $134,576, due 04/07/14)	131,000
	Total Repurchase Agreement (Cost $131,000)	131,000

	Total Short-Term Investments (Cost $381,000)	381,000

Total Investments in Securities (Cost $12,458,322)*	116.1%	$13,228,726
Other Assets and Liabilities — Net	(16.1)	(1,830,999)

Net Assets	100.0%	$11,397,727

@	Non-income producing security

@@	Foreign Issuer

ADR	American Depositary Receipt

#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

W	When-issued or delayed delivery security

S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

**	Investment in affiliate

*	Cost for federal income tax purposes is $12,492,788.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,257,545
Gross Unrealized Depreciation	(521,607)

Net Unrealized Appreciation	$735,938

See Accompanying Notes to Financial Statements

72

ING 130/30 FUNDAMENTAL PORTFOLIO OF INVESTMENTS
RESEARCH FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)
The following short positions were held by the ING 130/30 Fundamental Research Fund at November 30, 2007 :

		Market
Shares	Descriptions	Value
(8,300)	Advanced Micro Devices, Inc.	$(81,008)
(2,300)	Applied Materials, Inc.	(43,309)
(977)	ASML Holding NV	(33,951)
(3,300)	BJ Services Co.	(81,114)
(3,800)	Bulgari S.p.A.	(56,212)
(4,600)	Burberry Group PLC	(54,343)
(5,900)	Citizens Communications Co.	(76,582)
(2,600)	Eaton Vance Corp.	(113,776)
(3,200)	Equitable Resources, Inc.	(169,152)
(1,500)	FMC Technologies, Inc.	(83,370)
(2,100)	Industrial Select Sector SPDR Fund	(82,740)
(3,600)	Intersil Corp.	(89,784)
(1,000)	Lam Research Corp.	(45,850)
(1,400)	Mohawk Industries, Inc.	(112,616)
(2,600)	Murphy Oil Corp.	(185,952)
(3,000)	Nokia OYJ	(117,990)
(1,000)	Novellus Systems, Inc.	(26,010)
(2,800)	SAP AG	(143,416)
(12,100)	Sealy Corp.	(157,784)
(5,900)	Shuffle Master, Inc.	(78,883)
(2,900)	Telefonaktiebolaget LM Ericsson	(70,934)

	Total Short Positions (Proceeds $1,963,347)	$(1,904,776)

ING 130/30 Fundamental Research Fund Open Futures Contracts on November 30, 2007

		Notional
Contract	Number of	Market	Expiration	Unrealized
Description	Contracts	Value ($)	Date	Appreciation
Long Contracts
S&P500 E-Mini	3	222,555	12/21/07	$4,862

				$4,862

See Accompanying Notes to Financial Statements

73

     PORTFOLIO OF INVESTMENTS
ING GROWTH FUND AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 4.6%
9,600		Boeing Co.	$888,384
8,800		Lockheed Martin Corp.	973,896

			1,862,280

		Agriculture: 2.8%
14,600		Altria Group, Inc.	1,132,376

			1,132,376

		Banks: 3.7%
17,851		Bank of New York Mellon Corp.	856,134
8,300		State Street Corp.	663,087

			1,519,221

		Chemicals: 2.6%
10,690		Monsanto Co.	1,062,265

			1,062,265

		Commercial Services: 1.5%
9,300		McKesson Corp.	620,589

			620,589

		Computers: 9.6%
10,200	@	Apple, Inc.	1,858,644
26,200		Hewlett-Packard Co.	1,340,392
2,600	@, @@	Research In Motion Ltd.	295,932
15,800		Seagate Technology, Inc.	407,482

			3,902,450

		Diversified Financial Services: 5.	9%
12,600		American Express Co.	743,148
37,000		Charles Schwab Corp.	899,470
15,000	@, @@	Invesco PLC ADR	393,750
8,800	@	Nasdaq Stock Market, Inc.	381,568

			2,417,936

		Electric: 1.6%
15,900	@	NRG Energy, Inc.	674,001

			674,001

		Electronics: 1.2%
4,700	@@	Garmin Ltd.	504,545

			504,545

		Engineering & Construction: 1.2%
9,300	@	McDermott International, Inc.	486,390

			486,390

		Food: 1.8%
13,400		Kellogg Co.	724,136
			724,136

		Healthcare-Products: 8.9%
4,200	@@	Alcon, Inc.	584,388
23,200		Baxter International, Inc.	1,388,984
11,100	@	Hologic, Inc.	736,929
22,946	@	St. Jude Medical, Inc.	912,104

			3,622,405

		Healthcare-Services: 1.0%
6,600	@	DaVita, Inc.	408,936

			408,936

Shares			Value
		Household Products/Wares: 1.4%
8,600		Clorox Co.	$557,968

			557,968

		Insurance: 1.3%
8,000		Principal Financial Group, Inc.	523,920

			523,920

		Internet: 4.6%
18,900	@	eBay, Inc.	633,717
1,800	@	Google, Inc. — Class A	1,247,400

			1,881,117

		Mining: 1.8%
		Freeport-McMoRan Copper &
7,600		Gold, Inc.	751,868

			751,868

		Miscellaneous Manufacturing: 4.9%
15,014		Danaher Corp.	1,303,515
11,000		Roper Industries, Inc.	697,950

			2,001,465

		Oil & Gas: 3.9%
7,600		Hess Corp.	541,272
9,200		Occidental Petroleum Corp.	641,884
6,500		XTO Energy, Inc.	401,830

			1,584,986

		Oil & Gas Services: 1.1%
4,900	@	Cameron International Corp.	456,827

			456,827

		Pharmaceuticals: 8.4%
12,300		Abbott Laboratories	707,373
13,690	@	Gilead Sciences, Inc.	637,133
22,100		Merck & Co., Inc.	1,311,856
		Teva Pharmaceutical
17,700	@@	Industries Ltd. ADR	789,951

			3,446,313

		Retail: 10.4%
20,200		CVS Caremark Corp.	809,818
17,551	@	GameStop Corp.	1,008,305
11,900		Guess ?, Inc.	558,467
20,500		McDonald’s Corp.	1,198,635
22,100		TJX Cos., Inc.	648,414

			4,223,639

		Semiconductors: 2.8%
43,400		Intel Corp.	1,131,872

			1,131,872

		Software: 9.1%
12,100	@	Fiserv, Inc.	621,093
55,100		Microsoft Corp.	1,851,360
60,700	@	Oracle Corp.	1,224,926

			3,697,379

		Telecommunications: 3.6%
53,200	@	Cisco Systems, Inc.	1,490,664

			1,490,664

		Total Common Stock (Cost $33,447,514)	40,685,548

See Accompanying Notes to Financial Statements

74

PORTFOLIO OF INVESTMENTS
ING GROWTH FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
SHORT-TERM INVESTMENTS: 0.5%
		Mutual Fund: 0.2%
		ING Institutional Prime
100,000	**	Money Market Fund	$100,000

		Total Mutual Fund (Cost $100,000)	100,000

Principal
Amount		Value
	Repurchase Agreement: 0.3%
$101,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $101,038 to be received upon repurchase (Collateralized by $73,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $103,129, due 02/15/25)	101,000

	Total Repurchase Agreement (Cost $101,000)	101,000

	Total Short-Term Investments (Cost $201,000)	201,000

Total Investments in Securities (Cost $33,648,514)*	100.2%	$40,886,548
Other Assets and Liabilities — Net	(0.2)	(100,560)

Net Assets	100.0%	$40,785,988

@	Non-income producing security

@@	Foreign Issuer

ADR	American Depositary Receipt

**	Investment in affiliate

*	Cost for federal income tax purposes is $33,688,588.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,603,372
Gross Unrealized Depreciation	(405,412)

Net Unrealized Appreciation	$7,197,960

See Accompanying Notes to Financial Statements

75

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.1%
		Aerospace/Defense: 2.5%
15,900		DRS Technologies, Inc.	$941,439
21,600	@	Moog, Inc.	973,728
13,000	@	Teledyne Technologies, Inc.	704,860

			2,620,027

		Apparel: 0.9%
23,656	@, @@	Gildan Activewear, Inc.	902,240

			902,240

		Auto Parts & Equipment: 0.2%
18,200		ArvinMeritor, Inc.	184,002

			184,002

		Banks: 5.6%
93,659		Bank Mutual Corp.	947,829
		Boston Private Financial
25,100		Holdings, Inc.	691,254
20,000		Chittenden Corp.	700,600
40,300		FirstMerit Corp.	830,583
21,300		Prosperity Bancshares, Inc.	684,582
22,700	@	Signature Bank	841,035
12,350		UMB Financial Corp.	464,607
22,900		Whitney Holding Corp.	627,460

			5,787,950

		Biotechnology: 1.0%
99,100	@	Human Genome Sciences, Inc.	1,031,631

			1,031,631

		Building Materials: 0.2%
13,700		Gibraltar Industries, Inc.	191,526

			191,526

		Chemicals: 3.3%
21,700		Albemarle Corp.	957,838
11,500		Cytec Industries, Inc.	705,410
22,100		Hercules, Inc.	428,961
8,900	@	Terra Industries, Inc.	336,242
32,400		UAP Holding Corp.	969,084

			3,397,535

		Commercial Services: 3.1%
5,600	@	Advisory Board Co.	364,056
19,700		Arbitron, Inc.	785,045
8,800	@	Exponent, Inc.	245,080
11,700	@	FTI Consulting, Inc.	666,900
30,900	@	Geo Group, Inc.	786,714
22,000	@	Labor Ready, Inc.	331,100

			3,178,895

		Computers: 3.6%
17,100	@	CACI International, Inc.	776,169
42,600	@	Electronics for Imaging	977,244
19,000	@, @@	Logitech International	646,570
54,500	@	Mentor Graphics Corp.	593,505
7,100	@	Micros Systems, Inc.	512,194
15,300	@	Radisys Corp.	237,762

			3,743,444

		Distribution/Wholesale: 1.6%
44,260	@	Brightpoint, Inc.	735,159
23,600		Owens & Minor, Inc.	926,772

			1,661,931

Shares			Value
		Diversified Financial Services: 3.7%
6,600	@	GFI Group, Inc.	$642,708
11,200		Greenhill & Co., Inc.	809,648
21,100	@	Investment Technology Group, Inc.	963,848
15,309	@	Piper Jaffray Cos.	709,113
22,054		Waddell & Reed Financial, Inc.	753,806

			3,879,123

		Electric: 1.9%
14,100		Idacorp, Inc.	495,756
7,500		ITC Holdings Corp.	382,800
39,100		Portland General Electric Co.	1,046,707

			1,925,263

		Electrical Components & Equipment: 1.5%
24,200	@	Advanced Energy Industries, Inc.	351,142
13,200	W	Ametek, Inc.	580,800
31,700	@	Greatbatch, Inc.	652,386

			1,584,328

		Electronics: 2.9%
37,300	@	Benchmark Electronics, Inc.	669,535
16,100	@	Cymer, Inc.	661,227
33,500	@	NU Horizons Electronics Corp.	226,125
10,700	@	Thomas & Betts Corp.	581,652
12,400	@	Varian, Inc.	868,620

			3,007,159

		Entertainment: 1.1%
43,800	@	Macrovision Corp.	1,091,496

			1,091,496

		Environmental Control: 1.3%
5,700	@	Energy Solutions, Inc.	135,774
37,200	@	Waste Connections, Inc.	1,184,076

			1,319,850

		Food: 1.5%
25,800		Corn Products International, Inc.	1,014,714
20,500		Pilgrim’s Pride Corp.	534,640

			1,549,354

		Forest Products & Paper: 0.3%
13,400	@@	AbitibiBowater, Inc.	300,964

			300,964

		Gas: 2.6%
15,200		New Jersey Resources Corp.	766,840
34,900		Vectren Corp.	1,024,664
28,000		WGL Holdings, Inc.	925,120

			2,716,624

		Hand/Machine Tools: 0.7%
14,700		Regal-Beloit Corp.	692,076

			692,076

		Healthcare-Products: 2.6%
27,900	@	Accuray, Inc.	463,419
14,500		Cooper Cos., Inc.	623,935
17,039	@	Luminex Corp.	272,794
30,700	@	Micrus Endovascular Corp.	562,117
27,400	@	Spectranetics Corp.	415,658
27,525	@	Volcano Corp.	402,140

			2,740,063

See Accompanying Notes to Financial Statements

76

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Services: 3.5%
9,100	@	Healthways, Inc.	$531,167
24,000	@	Magellan Health Services, Inc.	1,090,800
27,200	@	Psychiatric Solutions, Inc.	993,616
20,400		Universal Health Services, Inc.	1,039,380

			3,654,963

		Household Products/Wares: 0.3%
13,026	@	Jarden Corp.	343,365

			343,365

		Housewares: 1.0%
18,900		Toro Co.	1,051,785

			1,051,785

		Insurance: 3.8%
30,921	@@	Aspen Insurance Holdings Ltd.	890,525
38,600	@	First Mercury Financial Corp.	819,092
20,400	@@	Platinum Underwriters Holdings Ltd.	740,928
11,700	@	ProAssurance Corp.	641,628
33,900		Selective Insurance Group	799,701

			3,891,874

		Internet: 1.2%
24,900	@	Cogent Communications Group, Inc.	517,422
48,200	@	Trizetto Group	743,726

			1,261,148

		Leisure Time: 0.6%
10,800	@	Life Time Fitness, Inc.	586,656

			586,656

		Machinery-Diversified: 3.2%
18,200	@	Gardner Denver, Inc.	602,602
29,289	@	Intermec, Inc.	628,835
18,100		Nordson Corp.	955,680
8,100		Tennant Co.	355,023
24,100		Wabtec Corp.	817,954

			3,360,094

		Media: 1.1%
42,200		Entercom Communications Corp.	687,438
47,100		GateHouse Media, Inc.	386,220
19,446	@, W	Radio One, Inc.	39,670

			1,113,328

		Metal Fabricate/Hardware: 0.7%
23,800		Commercial Metals Co.	735,658

			735,658

		Miscellaneous Manufacturing: 0.8%
27,600		Barnes Group, Inc.	854,496

			854,496

		Oil & Gas: 3.4%
21,200	@	Carrizo Oil & Gas, Inc.	1,027,140
11,200	@	Denbury Resources, Inc.	597,184
51,400	@	EXCO Resources, Inc.	718,572
36,600	@	Parallel Petroleum Corp.	700,890
9,900	@	Unit Corp.	442,728

			3,486,514

Shares			Value
		Oil & Gas Services: 1.7%
13,000	@	Cal Dive International, Inc.	$161,330
3,600	@	Core Laboratories NV	422,100
25,700	@	Global Industries Ltd.	569,769
38,600	@	Tetra Technologies, Inc.	610,266

			1,763,465

		Packaging & Containers: 1.7%
29,400	@	Crown Holdings, Inc.	754,404
18,300		Silgan Holdings, Inc.	981,429

			1,735,833

		Pharmaceuticals: 3.7%
34,700	@	Akorn, Inc.	265,108
32,500	@	BioMarin Pharmaceuticals, Inc.	893,750
17,400	@	Cubist Pharmaceuticals, Inc.	369,576
47,200	@	MannKind Corp.	443,680
44,600	@	Salix Pharmaceuticals Ltd.	506,656
35,500	@	Sciele Pharma, Inc.	792,360
13,800	@	USANA Health Sciences, Inc.	575,184

			3,846,314

		Retail: 7.1%
35,000		Casey’s General Stores, Inc.	1,015,000
27,400	@	Jack in the Box, Inc.	820,630
29,296	@	JOS A Bank Clothiers, Inc.	758,473
19,500		Longs Drug Stores Corp.	1,031,940
18,400	@	Pantry, Inc.	529,736
32,000	@	Papa John’s International, Inc.	753,600
14,700		Phillips-Van Heusen	623,574
29,300		Regis Corp.	861,127
54,150		Stage Stores, Inc.	916,218

			7,310,298

		Savings & Loans: 2.7%
64,105		First Niagara Financial Group, Inc.	796,825
71,174		NewAlliance Bancshares, Inc.	918,145
111,500		Westfield Financial, Inc.	1,077,090

			2,792,060

		Semiconductors: 5.9%
34,200	@	DSP Group, Inc.	462,726
26,100	@	Emulex Corp.	437,175
101,600	@	Entegris, Inc.	879,856
		Fairchild Semiconductor
25,400	@	International, Inc.	402,844
27,000	@	Formfactor, Inc.	1,024,380
37,900		Micrel, Inc.	338,068
96,800	@	ON Semiconductor Corp.	889,592
74,700	@	QLogic Corp.	1,009,944
27,900	@, @@	Verigy Ltd.	706,707

			6,151,292

		Software: 2.5%
17,200	@	Ansys, Inc.	668,392
42,500	@	Epicor Software Corp.	459,850
11,200	@	SPSS, Inc.	404,768
42,350	@	THQ, Inc.	1,035,458

			2,568,468

		Telecommunications: 4.0%
		Alaska Communications Systems
67,900		Group, Inc.	1,018,500
12,100	@	Anixter International, Inc.	780,450
See Accompanying Notes to Financial Statements

77

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications (continued)
9,700	@	CommScope, Inc.	$392,850
15,300		Otelco, Inc.	261,324
49,845	@	RCN Corp.	723,749
24,800	@	SBA Communications Corp.	928,512

			4,105,385

		Transportation: 2.1%
19,100		General Maritime Corp.	509,970
29,400		Heartland Express, Inc.	427,182
26,900		Horizon Lines, Inc.	535,579
20,500	@	HUB Group, Inc.	534,640
10,900	@@	Stealthgas, Inc.	177,779

			2,185,150

		Total Common Stock (Cost $92,517,286)	96,303,627

REAL ESTATE INVESTMENT TRUSTS: 3.3%
		Diversified: 1.5%
20,800		Digital Realty Trust, Inc.	793,728
43,500		Lexington Corporate Properties Trust	769,515

			1,563,243

		Health Care: 0.7%
23,600		Nationwide Health Properties, Inc.	738,208

			738,208

		Mortgage: 0.5%
26,500		Annaly Capital Management, Inc.	456,065

			456,065

		Office Property: 0.6%
28,000		BioMed Realty Trust, Inc.	632,240
			632,240

		Total Real Estate Investment Trusts (Cost $3,648,786)	3,389,756

EXCHANGE-TRADED FUNDS: 1.4%
		Exchange-Traded Funds: 1.4%
19,306		iShares Russell 2000 Index Fund	1,478,453
		Total Exchange-Traded Funds (Cost $1,557,665)	1,478,453

		Total Long-Term Investments (Cost $97,723,737)	101,171,836

Shares			Value
SHORT-TERM INVESTMENTS: 0.5%
		Mutual Fund: 0.4%
		ING Institutional Prime Money
450,000	**	Market Fund	$450,000

		Total Mutual Fund (Cost $450,000)	450,000

Principal
Amount		Value
	Repurchase Agreement: 0.1%
$125,000	Goldman Sachs Repurchase Agreement dated 11/30/07, 4.510%, due 12/03/07, $125,047 to be received upon repurchase (Collateralized by $91,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $128,558, due 02/15/25)	125,000

	Total Repurchase Agreement (Cost $125,000)	125,000

	Total Short-Term Investments (Cost $575,000)	575,000

Total Investments in Securities (Cost $98,298,737)*	98.3%	$101,746,836
Other Assets and Liabilities — Net	1.7	1,717,969

Net Assets	100.0%	$103,464,805

@	Non-income producing security

@@	Foreign Issuer

W	When-issued or delayed delivery security

**	Investment in affiliate

*	Cost for federal income tax purposes is $98,367,243.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,140,854
Gross Unrealized Depreciation	(6,761,261)

Net Unrealized Appreciation	$3,379,593

78

See Accompanying Notes to Financial Statements
SHAREHOLDER MEETING INFORMATION (UNAUDITED)
A special meeting of shareholders of ING Series, Fund, Inc. was held on October 30, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of the matter voted upon as well as the results are outlined below:
Matter:
1 To approve an Agreement and Plan of Reorganization by and among ING Growth Fund and ING Opportunistic Fund providing for the reorganization of ING Growth Fund with and into ING Opportunistic LargeCap Fund.
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING Growth Fund	1	933,161	23,007	24,505		980,673

*	The Shareholder Meeting for ING Growth Fund was adjourned to November 8, 2007.
A special meeting of shareholders of ING Series Fund, Inc. was held November 8, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
1 To approve an Agreement and Plan of Reorganization by and among ING Growth Fund and ING Opportunistic Fund providing for the reorganization of ING Growth Fund with and into ING Opportunistic LargeCap Fund.
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING Growth Fund	1	1,227,518	24,013	181,580	—	1,433,111

*	Proposal 1 passed at this meeting
A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3 To approve the following series of proposals to standardize the investment restrictions of the Fund:
3A to modify the fundamental investment restriction on concentration.
3B to modify the fundamental investment restriction on diversification.
3C to modify the fundamental investment restriction on borrowing.
3D to modify the fundamental investment restriction on lending.
3E to modify the fundamental investment restriction on underwriting.
3F to modify the fundamental investment restriction on real estate.
3G to modify the fundamental investment restriction on senior securities.
3H to modify the fundamental investment restriction on commodities.
4 To reclassify the investment objective of each Fund as non-fundamental; and
5 To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

79

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING Balanced Fund	3A	7,412,633	316,877	341,736	4,167,413	12,238,659
ING Balanced Fund	3B	7,437,923	318,135	315,188	4,167,413	12,238,659
ING Balanced Fund	3C	7,335,158	394,150	341,938	4,167,413	12,238,659
ING Balanced Fund	3D	7,387,509	361,008	322,728	4,167,413	12,238,659
ING Balanced Fund	3E	7,392,304	339,543	339,398	4,167,413	12,238,659
ING Balanced Fund	3F	7,403,112	343,956	324,178	4,167,413	12,238,659
ING Balanced Fund	3G	7,399,094	340,231	331,921	4,167,413	12,238,659
ING Balanced Fund	3H	7,402,840	338,919	329,487	4,167,413	12,238,659
ING Balanced Fund	4	7,371,914	380,795	318,536	4,167,413	12,238,659
ING Balanced Fund	5	7,317,434	457,601	296,210	4,167,413	12,238,659

*	The Shareholder Meeting for ING Balanced Fund was adjourned to December 17, 2007.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3 To approve the following series of proposals to standardize the investment restrictions of the Fund:
3A to modify the fundamental investment restriction on concentration.
3B to modify the fundamental investment restriction on diversification.
3C to modify the fundamental investment restriction on borrowing.
3D to modify the fundamental investment restriction on lending.
3E to modify the fundamental investment restriction on underwriting.
3F to modify the fundamental investment restriction on real estate.
3G to modify the fundamental investment restriction on senior securities.
3H to modify the fundamental investment restriction on commodities.
4 To reclassify the investment objective of each Fund as non-fundamental
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING Growth and Income Fund	3A	1,959,336	83,343	68,895	692,905	2,804,479
ING Growth and Income Fund	3B	1,955,735	81,786	74,053	692,905	2,804,479
ING Growth and Income Fund	3C	1,947,118	101,723	62,734	692,905	2,804,479
ING Growth and Income Fund	3D	1,956,686	83,699	71,189	692,905	2,804,479
ING Growth and Income Fund	3E	1,954,024	84,497	73,052	692,905	2,804,479
ING Growth and Income Fund	3F	1,954,402	83,773	73,399	692,905	2,804,479
ING Growth and Income Fund	3G	1,965,053	73,492	73,029	692,905	2,804,479
ING Growth and Income Fund	3H	1,966,033	71,064	74,477	692,905	2,804,479
ING Growth and Income Fund	4	1,959,644	76,076	75,854	692,905	2,804,479

*	The Shareholder Meeting for ING Growth and Income Fund was adjourned to December 17, 2007.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3 To approve the following series of proposals to standardize the investment restrictions of the Fund:
3D to modify the fundamental investment restriction on lending.
3E to modify the fundamental investment restriction on underwriting.

80

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING 130/30 Fundamental Research Fund	3D	1,002,977	—	—	22,375	1,025,352
ING 130/30 Fundamental Research Fund	3E	1,002,977	—	—	22,375	1,025,352

*	The Shareholder Meeting for ING 130/30 Fundamental Research Fund was adjourned to December 17, 2007.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3 To approve the following series of proposals to standardize the investment restrictions of the Fund:
3A to modify the fundamental investment restriction on concentration.
3B to modify the fundamental investment restriction on diversification.
3C to modify the fundamental investment restriction on borrowing.
3D to modify the fundamental investment restriction on lending.
3E to modify the fundamental investment restriction on underwriting.
3F to modify the fundamental investment restriction on real estate.
3G to modify the fundamental investment restriction on senior securities.
3H to modify the fundamental investment restriction on commodities.
4 To reclassify the investment objective of each Fund as non-fundamental; and
5 To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING Growth Fund	3A	755,532	18,195	25,886	242,344	1,041,958
ING Growth Fund	3B	756,969	16,826	25,818	242,344	1,041,958
ING Growth Fund	3C	710,451	63,793	25,369	242,344	1,041,958
ING Growth Fund	3D	755,997	20,595	23,022	242,344	1,041,958
ING Growth Fund	3E	748,762	25,316	25,535	242,344	1,041,958
ING Growth Fund	3F	760,359	18,023	21,232	242,344	1,041,958
ING Growth Fund	3G	759,949	15,535	24,130	242,344	1,041,958
ING Growth Fund	3H	754,429	21,863	23,322	242,344	1,041,958
ING Growth Fund	4	751,035	28,059	20,519	242,344	1,041,958
ING Growth Fund	5	743,001	34,428	22,185	242,344	1,041,958

*	The Shareholder Meeting for ING Growth Fund was adjourned to December 17, 2007.
A brief description of each matter voted upon as well as the results are outlined below:
Matters:
3 To approve the following series of proposals to standardize the investment restrictions of the Fund:
3A to modify the fundamental investment restriction on concentration.
3B to modify the fundamental investment restriction on diversification.
3C to modify the fundamental investment restriction on borrowing.
3D to modify the fundamental investment restriction on lending.
3E to modify the fundamental investment restriction on underwriting.
3F to modify the fundamental investment restriction on real estate.
3G to modify the fundamental investment restriction on senior securities.
3H to modify the fundamental investment restriction on commodities.
4 To reclassify the investment objective of each Fund as non-fundamental; and
5 To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

81

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)
Results:

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
ING Small Company Fund	3A	1,182,158	53,019	55,650	726,901	2,017,727
ING Small Company Fund	3B	1,178,148	50,196	62,482	726,901	2,017,727
ING Small Company Fund	3C	1,166,030	60,957	63,839	726,901	2,017,727
ING Small Company Fund	3D	1,172,836	59,766	58,225	726,901	2,017,727
ING Small Company Fund	3E	1,169,763	55,086	65,978	726,901	2,017,727
ING Small Company Fund	3F	1,167,019	58,171	65,637	726,901	2,017,727
ING Small Company Fund	3G	1,169,472	55,825	65,529	726,901	2,017,727
ING Small Company Fund	3H	1,169,994	56,542	64,291	726,901	2,017,727
ING Small Company Fund	4	1,173,314	60,377	57,135	726,901	2,017,727
ING Small Company Fund	5	1,152,382	79,586	58,859	726,901	2,017,727

*	The Shareholder Meeting for ING Small Company Fund was adjourned to December 17, 2007.
A special meeting of shareholders of ING Series, Fund, Inc. was held on November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.
A brief description of the matters voted upon as well as the results are outlined below:
Matter:
1 To elect a Board of Directors of ING Series Fund, Inc. (the “Company”);
2 To ratify the slection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008;
Results:
ING Series Fund, Inc. Registrant

			Shares voted
			against or	Shares	Broker	Total Shares
	Proposal	Shares voted for	withheld	abstained	non-vote	Voted
Albert E. DePrince, Jr.	1	553,197,091	9,435,045	—	—	562,632,137
Maria T. Fighetti	1	553,140,759	9,491,378	—	—	562,632,137
Sidney Koch	1	552,024,291	10,607,846	—	—	562,632,137
Corine T. Norgaard	1	552,843,470	9,788,667	—	—	562,632,137
Joseph E. Obermeyer	1	553,125,389	9,506,747	—	—	562,632,137
Edward T. O’Dell	1	551,984,870	10,647,267	—	—	562,632,137
Russell Jones	1	552,516,531	10,115,605	—	—	562,632,137
Shaun Mathews	1	552,092,911	10,539,226	—	—	562,632,137
Fredric (Rick) A. Nelson III	1	552,733,867	9,898,270	—	—	562,632,137
ING Series Fund, Inc. Registrant	2	549,100,175	5,018,945	8,513,017	—	562,632,137

*	The Shareholder Meeting for ING Series Fund, Inc. Registrant was adjourned to December 17, 2007.

82

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.
Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund
Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund
Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund
International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund
Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund
International Fund-of-Funds
ING Diversified International Fund
Loan Participation Fund
ING Senior Income Fund
Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund
Strategic Allocation Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286
Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109
For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
PRSAR-ADEABCIO (1107-012507)

Funds

Semi-Annual Report

November 30, 2007

Classes A, B, C, I, O and R

Domestic Equity Index Funds

• ING Index Plus LargeCap Fund
• ING Index Plus MidCap Fund
• ING Index Plus SmallCap Fund

Strategic Allocation Funds

• ING Strategic Allocation Conservative Fund
• ING Strategic Allocation Growth Fund
• ING Strategic Allocation Moderate Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
December 21, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2007

We started our new fiscal year knowing that the last one would be a hard act to follow, with the equity indices for most of the major regions returning more than 20% in local currencies. Few, however, could have expected the tumult of the first half of the reporting period. After nervous optimism persisted into July 2007, a credit crisis sent investors fleeing stock markets and into Treasuries. The U.S. Federal Reserve Board (the “Fed”) rate cuts provided some solace, but by the end of November 2007, these were no longer enough. For the six-month period ended November 30, 2007, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.4%. In currencies, the view that European interest rates would stay firmer than those in the U.S., supported the pound and euro for most of the period, while the yen continued to be dragged down by the “carry trade”, in which speculators borrow in yen at low interest rates and buy higher yielding securities in other currencies. But in the flight from risk, these trades were unwound and the yen rebounded. For the six months ended November 30, 2007, the dollar fell 9.1%, 4.5% and 9.5% against the euro (repeatedly making new lows), pound and yen, respectively.

The recession in the housing market had taken a new disturbing turn by the summer, as lax lending standards especially in the sub-prime mortgage loan sector were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the carry trade. In June 2007, the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds.

So far, few observers believed that the sub-prime mortgage problems might lead to recession. But from mid-July 2007, a series of shocks sent investors scurrying for cover. A large mortgage lender, Countrywide, reported that the sub-prime default crisis had spread to other classes of mortgage loans. Worse, by month-end, American Home Mortgage revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.

Confirmation that the global asset-backed commercial paper market was close to atrophy came on August 9, 2007 from an unlikely source when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other because no-one could be sure where the exposure to tainted securities ultimately lay.

Central banks responded by pouring billions into the inter-bank system. On August 17, 2007, the Fed cut the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%), followed on September 18, 2007, by an unexpectedly soothing 50 basis points (0.50%) federal funds rate reduction and another 50 basis points (0.50%) cut in the discount rate. Finally, on October 31, 2007, the Federal Open Market Committee (“FOMC”) cut both rates by an additional 0.25%.

Yet, as November 2007 wore on, many wondered how much further the FOMC could go, with consumer price inflation above 2%, and even whether rate cutting was the answer to what seemed like a different set of problems. Bank lending standards to businesses and consumers were tightening. The asset-backed commercial paper market continued to shrink. Financial institutions were writing down mortgage backed securities in billions of dollars at a time. Home prices were still falling.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, had at last breached their March 2000 record in May 2007 and the S&P 500® Index proceeded fitfully to its best level yet on July 19, 2007, reassured by better than expected corporate profits. But the prospect of continued takeover activity, that other great pillar of stock market support worldwide, vanished with the liquidity required to fund it, as the events described above played out. This and general risk aversion took the S&P 500® Index down about 9.5% in the next 19 trading sessions. Recovery was swift after rate cut expectations set in, with a rise of nearly 3% in response to the pleasant surprise on September 18, 2007, and a new all time record close on October 9, 2007. It didn’t last. The financials sector led third quarter S&P 500 earnings lower by about 9% year over year and with growing doubts that any real

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2007

progress out of the crisis was being made, the same sector dragged the S&P 500® Index down sharply in November 2007, leading to a return of (2.3)% for the six-month period ended November 30, 2007.

Internationally, the MSCI Japan® Index(3) fell 12.0% in the first half of the fiscal year. As the period started gross domestic product (“GDP”) was already contracting, while consumer prices and wages maintained a downward drift almost without interruption through November 2007. Additionally, the unwinding of carry trades boosted the yen and threatened exports. The MSCI Europe ex UK® Index(4) returned (4.9)% over the same period. A rally on continuing merger and acquisition activity and record low Eurozone unemployment, succumbed to nervousness in mid-July 2007, after another rate increase and turned into a rout as the sub-prime debacle unfolded. The MSCI UK® Index(5) retreated 2.1% after stocks initially surged into the summer, shrugging off a rate increase to a six-year high as a robust service sector and merger and acquisition activity bolstered sentiment. The August 2007 slide then was even more violent than in continental Europe.

(1) The MSCI World IndexSMis a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the U.K.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

PORTFOLIO MANAGERS’ REPORT
ING INDEX PLUS LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (3.84)% compared to the S&P 500® Index, which returned (2.33)%, for the same period.

Portfolio Specifics: The second half of 2007 was a difficult time for the Sub-Adviser’s quantitative managers. The third quarter was particularly difficult as many of our strategies experienced negative returns relative to their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During periods of transition, it is difficult for our models to adjust to relatively quick changes in market leadership. We believe that over longer periods of time, (i.e., six to nine months) momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.

The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and negative performance which was far away from our expected tracking error targets.

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

We believe this significant underperformance was due to the systematic unwinding of leveraged positions by quantitative hedge funds. In fact, much of our negative performance came from poorly ranked stocks that were underweighted in our portfolios, suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.

After a tough summer, performance bounced back in November, as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

The Fund’s underperformance was primarily due to security selection based on valuation factors, especially as it relates to the financials sector. Sector positions that detracted from performance include an overweight position in the consumer discretionary sector and an underweight position in the health care sector. These losses were partially offset by underweight positions in the telecommunication services and utilities sectors.

Security selection detracted from performance primarily in the health care, information technology and energy sectors. These losses were partially offset by security selection in the consumer staples and consumer discretionary sectors.

The greatest detractors from results included overweight positions in Coach, Inc., Washington Mutual and Marathon Oil Corp. Top contributors included underweight positions in Fannie Mae and Comcast (Class A) and an overweight position in Cisco Systems, Inc.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.4%

Chevron Corp.	2.5%

General Electric Co.	2.2%

Merck & Co., Inc.	2.1%

American International Group, Inc.	1.9%

Microsoft Corp.	1.8%

PepsiCo, Inc.	1.7%

Walt Disney Co.	1.7%

AT&T, Inc.	1.7%

JPMorgan Chase & Co.	1.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

We currently have a slight overweight in the consumer discretionary sector and slight underweights in the telecom services, healthcare and financials sectors.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS MIDCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.49)% compared to the S&P MidCap 400 Index, which returned (5.50)% for the same period.

Portfolio Specifics: The second half of 2007 was a difficult time for the Sub-Adviser’s quantitative managers. The third quarter was particularly difficult as many of our strategies experienced negative returns relative to their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During periods of transition, it is difficult for our models to adjust to relatively quick changes in market leadership. We believe that over longer periods of time, (i.e., six to nine months) momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced severe underperformance of all factors and negative performance which was far away from our expected tracking error targets.

We believe this significant underperformance was due to the systematic unwinding of leveraged positions by quantitative hedge funds. In fact, much of our negative performance came from poorly ranked stocks that were underweighted in our portfolios, suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.

The Fund’s underperformance was primarily due to security selection based on valuation factors. Sector positions that detracted from performance included underweight positions in the health care and industrials sectors. These losses were partially offset by an underweight position in the consumer discretionary sector.

Security selection in the industrials and energy sectors hurt performance. These losses were partially offset by security selection in the consumer staples and financials sectors. Top detractors for the period include overweight positions in the Colonial BancGroup, Inc., Sonoco Products Co. and Cabot Corp. Top contributors were underweight positions in PMI Group Inc., Fidelity National Financials Inc. and Trinity Industries.

Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

We currently have a slight overweight in the telecom services sector and an underweight in the materials sector.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

Cameron International Corp.	1.7%

Everest Re Group Ltd.	1.4%

Densply International, Inc.	1.4%

AMB Property Corp.	1.3%

Northeast Utilities	1.2%

Intuitive Surgical, Inc.	1.1%

GameStop Corp.	1.1%

Energen Corp.	1.1%

Lyondell Chemical Co.	1.0%

AGCO Corp.	1.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS SMALLCAP FUND

PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (13.22)% compared to the S&P SmallCap 600 Index, which returned (8.94)%, for the same period.

Portfolio Specifics: The second half of 2007 was a difficult time for the Sub-Adviser’s quantitative managers. The third quarter was particularly difficult as many of our strategies experienced negative returns relative to their benchmarks. In July and early August, a majority of our quantitative factors related to value, quality and momentum experienced significant underperformance. We believe that this underperformance was driven by a transition in market leadership from value to growth. During periods of transition, it is difficult for our models to adjust to relatively quick changes in market leadership. We believe that over longer periods of time, (i.e., six to nine months), momentum factors in our models will capture these changes in leadership and our models will adjust to the new market environment.

The effect of this change in market leadership was magnified by the sub-prime turmoil, resulting in a significant spike in volatility. In the past, we have experienced similar market transitions without dramatic increases in market volatility. However, on August 8 and August 9, we experienced

Industry Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

severe underperformance of all factors and negative performance which was far away from our expected tracking error targets.

We believe this significant underperformance was due to the systematic unwinding of leveraged positions by quantitative hedge funds. In fact, much of our negative performance came from poorly ranked stocks that were underweighted in our portfolios, suggesting that quantitative hedge fund managers were willing to sell their highly ranked stocks to cover their short positions.

The Fund’s underperformance was primarily due to security selection based on valuation factors. Sector positions that detracted from performance include an underweight position in the information technology sector and an overweight position in the financials sector.

Security selection hurt performance primarily in the industrials, information technology and financials sectors. Top detractors include overweight positions in ABM Industries Inc., FirstFed Financial Corp., LandAmerica Financial Group Inc. and BankUnited Financial Corp. Top contributors for the period were Tetra Technologies and Blue Nile, Inc.

Current Strategy and Outlook: Our research builds a structured fund of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

We currently have a slight overweight in the industrials sector and underweight in the health care sector.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

Shaw Group, Inc.	1.1%

Oceaneering International, Inc.	1.0%

Atwood Oceanics, Inc.	1.0%

Flir Systems, Inc.	0.9%

Helix Energy Solutions Group, Inc.	0.9%

Trimble Navigation Ltd.	0.8%

Micros Systems, Inc.	0.8%

Curtiss-Wright	0.8%

Varian Semiconductor Equipment Associates, Inc.	0.8%

Cleco Corp.	0.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

(1)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund (the “Fund”) seeks to provide total return consistent with preservation of capital. The Fund is managed by Paul Zemsky and Brian Gendreau, Ph.D., Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.99% compared to the Lehman Brothers Aggregate Bond Index(1) (“LBAB”) and the Strategic Allocation Conservative Composite Index(2), which returned 5.32% and 2.08%, respectively, during the same period.

Portfolio Specifics: Over the period, international equities and fixed-income markets performed positively, with negative net returns on the U.S. stock market. The Fund’s asset allocation added value, mainly due to its overweight in international equity. However, this was somewhat offset by a nominal overweight in smaller-capitalized stocks, the worst performing sub-asset class of the period within the Fund.

While some economic data such as job growth and improvement in net exports have been positive, uncertainties surrounding the extent of sub-prime-related losses in the financial sector have hurt stock market performance. Since the summer, credit tightening and persistent weakness in housing have caused hesitancy among investors in the security markets. We moved our asset allocation during the period, deciding to close down most of our risk exposures to avoid any aftershocks from the credit crisis. The Fund is currently underweighted in equity in favor of a marginal cash holding and neutral in fixed income; we remain overweight in the larger capitalized stocks.

Both the domestic and international equity portions of the Fund underperformed the Standard & Poor’s 500® Composite Stock Price Index and the MSCI EAFE® Index, respectively. On the domestic side, this was mainly due to adverse security selection, particularly in health care and information technology. In contrast, selection in consumer staples was beneficial. Security selection was weakest in small-cap stocks, with mid- and large-caps also act-

Investment Type Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ing as a drag. While growth and market recognition factors such as long term price momentum and earnings trend worked well, valuation factors detracted from performance, especially in relation to the financials sector. Quality factors were flat during the period. International stocks were hurt by negative selection effect in the materials and consumer staples sectors. Materials positive contribution by an overweight in emerging markets added value.

Stocks that added to performance included an underweight position in Fannie Mae and Comcast Corp. In contrast, overweight positions in Coach, Inc. and Washington Mutual negatively impacted performance.

The fixed income portion of the Fund underperformed the LBAB Index. This was a period characterized as a “credit crunch”, with all mortgage exposure detracting from fixed income performance. In particular, floating rate-notes were the largest detractor within the credit sector, and adjustable rate mortgages suffered a material negative impact. Both were hit hard by the forced liquidation of overleveraged buyers such as hedge funds. While our long duration stance helped performance, it was not enough to overcome the negative impact of our allocation to credit and mortgages.

Current Strategy and Outlook: Until recently, it was believed that the impact on the U.S. stock market from the problems in the sub-prime mortgage sector would be limited. With more data, it is now apparent that the sub-prime related losses at financial firms are larger than anticipated. At the same time, credit markets continue to suffer. Issuers of asset-backed commercial paper, for instance, are unable to rollover that paper as it matures, and spreads in the interbank loan market have not returned to earlier levels. The Federal Reserve has cut interest rates several times over the last six months, and federal fund futures markets are pricing in relatively high probabilities of further cuts in 2008.

In this economic environment, we prefer large-cap domestic stocks over their smaller counterparts. We believe their valuations are more attractive than those of small-caps, their balance sheets are stronger and less dependent on bank credit, and in our opinion they are better positioned to withstand any tightening of bank credit standards. We are neutral in international equity and in fixed income holdings.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.
(2)	The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

     U.S. Treasury Note,

3.375%, due 11/30/12	9.3%

     U.S. Treasury Note,

3.625%, due 10/31/09	5.3%
     Federal National Mortgage Corporation,

5.500%, due 01/15/20	3.4%
     U.S. Treasury Bond,

4.750%, due 02/15/37	2.5%
     Federal Home Loan Mortgage Corporation,

6.000%, due 01/15/36	2.0%
     Washington Mutual Mortgage Pass-through

Certificates, 5.703%, due 11/25/46	1.9%
     MASTR Reperforming Loan Trust,

5.149%, due 07/25/35	1.7%

ExxonMobil Corp.	1.3%
     DLJ Commercial Mortgage Corp.,

7.300%, due 06/10/32	1.0%
     Federal Home Loan Mortgage Corporation,

5.500%, due 01/11/37	0.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by Paul Zemsky and Brian Gendreau, Ph.D., Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.82)% compared to the Russell 3000 Index(1) and the Strategic Allocation Growth Composite Index(2), which returned (3.09)% and (0.80)%, respectively, during the same period.

Portfolio Specifics: Over the period, international equities and fixed-income markets performed positively, with negative net returns on the U.S. stock market. The Fund’s asset allocation added value, mainly due to its overweight in international equity. However, this was somewhat offset by a nominal overweight in smaller-capitalized stocks, the worst performing sub-asset class of the period within the Fund.

While some economic data such as job growth and improvement in net exports have been positive, uncertainties surrounding the extent of sub-prime-related losses in the financial sector have hurt stock market performance. Since the summer, credit tightening and persistent weakness in housing have caused hesitancy among investors in the security markets. We moved our asset allocation during the period, deciding to close down most of our risk exposures to avoid any aftershocks from the credit crisis. The Fund is currently neutral in the equity versus fixed income decision, neutral international stocks and overweight in the larger capitalized stocks.

Both the domestic and international equity portions of the Fund underperformed the Standard & Poor’s 500® Composite Stock Price Index and the MSCI EAFE® Index, respectively. On the domestic side, this was mainly due to adverse security selection, particularly in health care and information technology. In contrast, selection in consumer staples was beneficial. Security selection was weakest in small-cap stocks, with mid-

Investment Type Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

and large-caps also acting as a drag. While growth and market recognition factors such as long-term price momentum and earnings trend worked well, valuation factors detracted from performance, especially in relation to the financials sector. Quality factors were flat during the period. International stocks were hurt by negative selection effect in the materials and consumer staples sectors. Materials positive contribution by an overweight in emerging markets added value.

Stocks that added to performance included an underweight position in Fannie Mae and Comcast Corp. In contrast, overweight positions in Coach, Inc. and Washington Mutual hurt performance.

The fixed income portion of the Fund underperformed the Lehman Brothers Aggregate Bond Index. This was a period characterized as a “credit crunch”, with all mortgage exposure detracting from fixed income performance. In particular, floating rate-notes were the largest detractor within the credit sector, and adjustable rate mortgages suffered a material negative impact. Both were hit hard by the forced liquidation of overleveraged buyers such as hedge funds. While our long duration stance helped performance, it was not enough to overcome the negative impact of our allocation to credit and mortgages.

Current Strategy and Outlook: Until recently, it was believed that the impact on the U.S. stock market from the problems in the sub-prime mortgage sector would be limited. With more data, it is now apparent that the sub-prime related losses at financial firms are larger than anticipated. At the same time, credit markets continue to suffer. Issuers of asset-backed commercial paper, for instance, are unable to rollover that paper as it matures, and spreads in the interbank loan market have not returned to earlier levels. The Federal Reserve has cut interest rates several times over the last six months, and federal fund futures markets are pricing in relatively high probabilities of further cuts in 2008.

In this economic environment, we prefer large-cap domestic stocks over their smaller counterparts. Their valuations are more attractive than those of small caps, their balance sheets are stronger and less dependent on bank credit, and we believe they are better positioned to withstand any tightening of bank credit standards. We are neutral in international equity and in fixed income holdings.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)
     U.S. Treasury Note,

3.375%, due 11/30/12	3.9%

ExxonMobil Corp.	2.5%
     Federal Home Loan Mortgage Corporation,

5.500%, due 01/11/37	1.9%
     Federal Home Loan Mortgage Corporation,

6.500%, due 01/15/34	1.7%

Chevron Corp.	1.5%

Intel Corp.	1.3%

Merck & Co., Inc.	1.2%
     U.S. Treasury Note,

4.500%, due 05/15/10	1.1%

General Electric Co.	1.0%

Microsoft Corp.	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

(1)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(2)	The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION MODERATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Moderate Fund (the ”Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by Paul Zemsky and Brian Gendreau, Ph.D., Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.29)% compared to the Russell 3000® Index(1) and the Strategic Allocation Moderate Composite Index(2), which returned (3.09)% and 0.43%, respectively, during the same period.

Portfolio Specifics: Over the period, international equities and fixed-income markets performed positively, with negative net returns on the U.S. stock market. The Fund’s asset allocation detracted value, despite our overweight in international equity. Our average underweight position in fixed income negatively impacted performance.

While some economic data such as job growth and improvement in net exports have been positive, uncertainties surrounding the extent of sub-prime-related losses in the financial sector have hurt stock market performance. Since the summer, credit tightening and persistent weakness in housing have caused hesitancy among investors in the security markets. We moved our asset allocation during the period, deciding to close down most of our risk exposures to avoid any aftershocks from the credit crisis. The Fund is currently underweighted in equity in favor of a marginal cash holding and neutral in fixed income; we remain overweight in the larger capitalized stocks.

Both the domestic and international equity portions of the Fund underperformed the Standard & Poor’s 500® Composite Stock Price Index and the MSCI EAFE® Index, respectively. On the domestic side, this was mainly due to adverse security selection, particularly in health care and information technology. In contrast, selection in consumer staples was beneficial. Security selection was weakest in small-cap stocks, with mid-

Investment Type Allocation

as of November 30, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

and large-caps also acting as a drag. While growth and market recognition factors such as long-term price momentum and earnings trend worked well, valuation factors detracted from performance, particularly in the financials sector. Quality factors were flat during the period. International stocks were hurt by negative selection effect in the materials and consumer staples sectors. Materials positive contribution by an overweight in emerging markets added value.

Stocks that added to performance included an underweight position in Fannie Mae and Comcast Corp. In contrast, overweight positions in Coach, Inc. and Washington Mutual hurt performance.

The fixed income portion of the Fund underperformed the Lehman Brothers Aggregate Bond Index. This was a period characterized as a “credit crunch”, with all mortgage exposure detracting from fixed income performance. In particular, floating rate-notes were the largest detractor within the credit sector, and adjustable rate mortgages suffered a material negative impact. Both were hit hard by the forced liquidation of overleveraged buyers such as hedge funds. While our long duration stance helped performance, it was not enough to overcome the negative impact of our allocation to credit and mortgages.

Current Strategy and Outlook: Until recently, it was believed that the impact on the U.S. stock market from the problems in the sub-prime mortgage sector would be limited. With more data, it is now apparent that the sub-prime related losses at financial firms are larger than anticipated. At the same time, credit markets continue to suffer. Issuers of asset-backed commercial paper, for instance, are unable to rollover that paper as it matures, and spreads in the interbank loan market have not returned to earlier levels. The Federal Reserve has cut interest rates several times over the last six months, and federal fund futures markets are pricing in relatively high probabilities of further cuts in 2008.

In this economic environment, we prefer large-cap domestic stocks over their smaller counterparts. Their valuations are more attractive than those of small-caps, their balance sheets are strong and less dependent on bank credit, and we believe they are better positioned to withstand any tightening of bank credit standards. We are neutral in international equity and in fixed income holdings.

Top Ten Holdings*

as of November 30, 2007
(as a percent of net assets)

     U.S. Treasury Note,

3.375%, due 11/30/12	6.1%

     U.S. Treasury Note,

4.500%, due 05/15/10	2.8%
     Federal Home Loan Mortgage Corporation,

6.000%, due 01/15/36	2.8%

ExxonMobil Corp.	2.3%
     Federal National Mortgage Corporation,

5.500%, due 01/15/20	1.7%
     U.S. Treasury Bond,

4.750%, due 02/15/37	1.4%

Chevron Corp.	1.3%

Intel Corp.	1.2%

Merck & Co., Inc.	1.1%
     Federal Home Loan Mortgage Corporation,

6.500%, due 01/15/34	1.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

(1)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(2)	The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus LargeCap Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*

Actual Fund Return
Class A	$1,000.00	$961.60	0.95%	$4.66
Class B	1,000.00	957.80	1.70	8.32
Class C	1,000.00	959.10	1.45	7.10
Class I	1,000.00	962.90	0.70	3.44
Class O	1,000.00	961.70	0.95	4.66
Class R	1,000.00	960.30	1.20	6.86
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.25	0.95%	$4.80
Class B	1,000.00	1,016.50	1.70	8.57
Class C	1,000.00	1,017.75	1.45	7.31
Class I	1,000.00	1,021.50	0.70	3.54
Class O	1,000.00	1,020.25	0.95	4.80
Class R	1,000.00	1,019.00	1.20	6.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus MidCap Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*

Actual Fund Return
Class A	$1,000.00	$925.10	1.00%	$4.81
Class B	1,000.00	921.80	1.75	8.41
Class C	1,000.00	922.60	1.50	7.21
Class I	1,000.00	926.10	0.75	3.61
Class O	1,000.00	925.30	1.00	4.81
Class R	1,000.00	923.90	1.25	6.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.90	1.00%	$5.05
Class B	1,000.00	1,016.15	1.75	8.82
Class C	1,000.00	1,017.40	1.50	7.57
Class I	1,000.00	1,021.15	0.75	3.79
Class O	1,000.00	1,019.90	1.00	5.05
Class R	1,000.00	1,018.65	1.25	6.31

ING Index Plus SmallCap Fund

Actual Fund Return
Class A	$1,000.00	$867.80	1.00%	$4.67
Class B	1,000.00	864.40	1.75	8.16
Class C	1,000.00	866.00	1.50	7.00
Class I	1,000.00	868.60	0.75	3.50
Class O	1,000.00	867.80	1.00	4.67
Class R	1,000.00	866.50	1.25	5.83
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	1,018.75	1.25	6.31

ING Strategic Allocation Conservative Fund

Actual Fund Return
Class A	$1,000.00	$1,009.90	1.15%	$5.78
Class B	1,000.00	1,006.30	1.90	9.53
Class C	1,000.00	1,005.40	1.90	9.53
Class I	1,000.00	1,010.70	0.90	4.52
Class O	1,000.00	1,009.90	1.15	5.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90	9.57
Class C	1,000.00	1,015.50	1.90	9.57
Class I	1,000.00	1,020.15	0.90	4.55
Class O	1,000.00	1,019.25	1.15	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING Strategic Allocation Growth	Value	Value	Expense	Period Ended
Fund	June 1, 2007	November 30, 2007	Ratio	November 30, 2007*

Actual Fund Return
Class A	$1,000.00	$971.80	1.25%	$6.16
Class B	1,000.00	968.50	2.00	9.84
Class C	1,000.00	968.60	2.00	9.84
Class I	1,000.00	973.50	1.00	4.93
Class O	1,000.00	971.80	1.25	6.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$6.31
Class B	1,000.00	1,015.00	2.00	10.08
Class C	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,020.00	1.00	5.05
Class O	1,000.00	1,018.75	1.25	6.31

ING Strategic Allocation Moderate Fund

Actual Fund Return
Class A	$1,000.00	$987.10	1.20%	$5.96
Class B	1,000.00	983.90	1.95	9.67
Class C	1,000.00	984.10	1.95	9.67
Class I	1,000.00	988.80	0.95	4.72
Class O	1,000.00	987.80	1.20	5.96
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$6.06
Class B	1,000.00	1,015.25	1.95	9.82
Class C	1,000.00	1,015.25	1.95	9.82
Class I	1,000.00	1,020.25	0.95	4.80
Class O	1,000.00	1,019.00	1.20	6.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING
	Index	Index	Index
	Plus	Plus	Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$364,266,027	$308,151,737	$135,398,949
Short-term investments in affiliates at amortized cost	6,000	2,400,000	850,000
Short-term investments at amortized cost	31,321,762	24,680,751	24,715,069
Cash	2,795,559	1,337,426	131,174
Cash collateral for futures	31,500	144,000	55,500

Receivables:
Investment securities sold	3,085,041	8,332,254	952,548
Fund shares sold	396,664	322,817	233,941
Dividends and interest	770,832	352,892	45,782
Variation margin receivable	5,726	36,000	5,850
Prepaid expenses	36,929	30,220	29,742
Reimbursement due from manager	38,176	59,451	27,529

Total assets	402,754,216	345,847,548	162,446,084

LIABILITIES:
Payable for investment securities purchased	—	9,197,022	1,149,279
Payable for fund shares redeemed	985,398	657,489	511,811
Payable upon receipt of securities loaned	31,321,762	23,826,751	24,421,069
Payable to affiliates	248,539	220,392	97,620
Payable for directors fees	3,342	3,905	—
Other accrued expenses and liabilities	198,012	91,196	65,528

Total liabilities	32,757,053	33,996,755	26,245,307

NET ASSETS	$369,997,163	$311,850,793	$136,200,777

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$285,782,106	$222,343,189	$106,171,754
Undistributed net investment income (accumulated net investment loss)	4,039,951	1,354,167	(54,974)
Accumulated net realized gain on investments and futures	13,944,393	50,563,248	15,461,852
Net unrealized appreciation on investments and futures	66,230,713	37,590,189	14,622,145

NET ASSETS	$369,997,163	$311,850,793	$136,200,777

+ Including securities loaned at value	$30,913,851	$23,408,706	$23,877,696
* Cost of investments in securities	$298,045,812	$270,515,794	$120,769,894

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING	ING
	Index	Index	Index
	Plus	Plus	Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

Class A:
Net assets	$156,384,264	$136,083,789	$52,965,932
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,328,277	7,551,616	3,091,830
Net asset value and redemption price per share	$18.78	$18.02	$17.13
Maximum offering price per share (3.00%)(1)	$19.36	$18.58	$17.66

Class B:
Net assets	$23,025,051	$24,873,482	$9,989,319
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,237,742	1,454,847	626,953
Net asset value and redemption price per share(2)	$18.60	$17.10	$15.93
Maximum offering price per share	$18.60	$17.10	$15.93

Class C:
Net assets	$14,194,821	$17,969,353	$6,669,333
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	757,396	1,032,311	409,456
Net asset value and redemption price per share(2)	$18.74	$17.41	$16.29
Maximum offering price per share	$18.74	$17.41	$16.29

Class I:
Net assets	$63,276,858	$38,919,362	$14,633,624
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,339,796	2,127,369	831,782
Net asset value and redemption price per share	$18.95	$18.29	$17.59
Maximum offering price per share	$18.95	$18.29	$17.59

Class O:
Net assets	$87,991,337	$67,507,897	$37,938,087
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,673,347	3,732,306	2,197,819
Net asset value and redemption price per share	$18.83	$18.09	$17.26
Maximum offering price per share	$18.83	$18.09	$17.26

Class R:
Net assets	$25,124,832	$26,496,910	$14,004,482
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,348,218	1,484,144	823,590
Net asset value and redemption price per share	$18.64	$17.85	$17.00
Maximum offering price per share	$18.64	$17.85	$17.00

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$37,545,059	$87,799,516	$94,898,706
Short-term investments in affiliates at amortized cost	5,800,000	6,775,000	9,700,000
Short-term investments at amortized cost	9,138,762	14,160,415	18,352,652
Cash	—	—	8,445
Cash collateral for futures	53,905	71,135	90,289
Foreign currencies at value**	379	369	1,133

Receivables:
Investment securities sold	3,326,570	4,725,999	6,939,411
Fund shares sold	26,663	95,648	208,240
Dividends and interest	169,201	7,963	323,289
Variation margin receivable	4,915	9,348	10,198
Prepaid expenses	32,180	33,082	32,881
Reimbursement due from manager	33,726	52,962	45,559

Total assets	56,131,360	113,731,437	130,610,803

LIABILITIES:
Payable for investment securities purchased	6,105,020	8,615,768	13,210,961
Payable for fund shares redeemed	63,169	475,742	222,466
Payable for futures variation margin	2,874	2,104	3,172
Payable upon receipt of securities loaned	8,897,762	13,855,415	18,036,652
Payable to affiliates	41,074	93,604	100,118
Payable to custodian due to bank overdraft	13,085	4,745	—
Payable for directors fees	2,673	3,159	2,642
Other accrued expenses and liabilities	20,438	34,978	36,007

Total liabilities	15,146,095	23,085,515	31,612,018

NET ASSETS	$40,985,265	$90,645,922	$98,998,785

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$35,462,683	$70,677,403	$79,988,264
Undistributed net investment income	1,031,539	1,018,274	1,625,410
Accumulated net realized gain on investments, foreign currency related transactions, and futures	2,760,013	10,106,688	9,326,447
Net unrealized appreciation on investments, foreign currency related transactions, and futures	1,731,030	8,843,557	8,058,664

NET ASSETS	$40,985,265	$90,645,922	$98,998,785

+ Including securities loaned at value	$8,700,214	$13,588,633	$17,687,685
* Cost of investments in securities	$35,809,353	$78,934,868	$86,826,368
** Cost of foreign currencies	$372	$347	$1,119

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

Class A:
Net assets	$24,216,393	$43,297,870	$56,590,799
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,160,002	3,215,669	4,338,785
Net asset value and redemption price per share	$11.21	$13.46	$13.04
Maximum offering price per share (5.75%)(1)	$11.89	$14.28	$13.84

Class B:
Net assets	$5,370,246	$17,589,304	$17,248,556
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	482,685	1,331,525	1,344,014
Net asset value and redemption price per share(2)	$11.13	$13.21	$12.83
Maximum offering price per share	$11.13	$13.21	$12.83

Class C:
Net assets	$2,542,923	$3,150,017	$2,496,412
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	226,566	237,260	192,062
Net asset value and redemption price per share(2)	$11.22	$13.28	$13.00
Maximum offering price per share	$11.22	$13.28	$13.00

Class I:
Net assets	$3,631,633	$10,772,835	$11,864,770
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	319,710	792,008	898,733
Net asset value and redemption price per share	$11.36	$13.60	$13.20
Maximum offering price per share	$11.36	$13.60	$13.20

Class O:
Net assets	$5,224,070	$15,835,896	$10,798,248
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	466,992	1,179,901	830,586
Net asset value and redemption price per share	$11.19	$13.42	$13.00
Maximum offering price per share	$11.19	$13.42	$13.00

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING
	Index	Index	Index
	Plus	Plus	Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,073,821	$2,189,072	$627,818
Interest(1)	46,263	99,868	45,982
Securities lending income	24,990	85,367	112,616

Total investment income	4,145,074	2,374,307	786,416

EXPENSES:
Investment management fees	914,651	761,989	349,162

Distribution and service fees:
Class A	223,079	189,913	77,073
Class B	130,432	139,408	61,116
Class C	57,306	72,683	29,015
Class O	110,884	85,318	52,634
Class R	67,084	76,980	38,368
Transfer agent fees	268,120	267,900	145,755
Administrative service fees	162,605	135,465	62,074
Shareholder reporting expense	127,434	63,766	26,615
Registration fees	38,318	35,667	35,673
Professional fees	39,183	29,924	13,948
Custody and accounting expense	35,113	31,462	24,458
Directors fees	32,691	18,124	7,032
Miscellaneous expense	14,282	6,801	6,544
Interest expense	2,520	3,812	352

Total expenses	2,223,702	1,919,212	929,819
Net waived and reimbursed fees	(210,676)	(79,804)	(88,429)

Net expenses	2,013,026	1,839,408	841,390

Net investment income (loss)	2,132,048	534,899	(54,974)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:

Net realized gain (loss) on:
Investments	28,857,310	11,630,024	(940,126)
Futures	(22,956)	(546,226)	(52,005)

Net realized gain (loss) on investments and futures	28,834,354	11,083,798	(992,131)

Net change in unrealized appreciation or depreciation on:
Investments	(48,148,827)	(38,369,119)	(20,790,394)
Futures	(153,429)	(201,424)	(137,888)

Net change in unrealized appreciation or depreciation on investments and futures	(48,302,256)	(38,570,543)	(20,928,282)

Net realized and unrealized loss on investments and futures	(19,467,902)	(27,486,745)	(21,920,413)

Decrease in net assets resulting from operations	$(17,335,854)	$(26,951,846)	$(21,975,387)

* Foreign taxes withheld	$—	$—	$617
(1) Affiliated income	$25,197	$72,444	$33,778

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$130,354	$693,204	$630,761
Interest(1)	649,653	421,665	861,843
Securities lending income	12,781	21,736	31,290

Total investment income	792,788	1,136,605	1,523,894

EXPENSES:
Investment management fees	157,741	379,543	410,440

Distribution and service fees:
Class A	30,211	58,970	75,937
Class B	25,711	92,225	89,487
Class C	10,177	15,549	12,267
Class O	5,238	16,551	11,053
Transfer agent fees	22,512	60,254	49,135
Administrative service fees	15,774	37,955	41,044
Shareholder reporting expense	7,137	18,592	17,751
Registration fees	33,853	34,022	35,365
Professional fees	5,500	11,576	10,431
Custody and accounting expense	27,721	28,333	24,890
Directors fees	1,830	4,752	3,660
Miscellaneous expense	2,902	3,482	7,356

Total expenses	346,307	761,804	788,816
Net waived and reimbursed fees	(98,255)	(103,284)	(109,891)

Net expenses	248,052	658,520	678,925

Net investment income	544,736	478,085	844,969

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain on:
Investments	1,343,265	3,742,327	3,972,244
Foreign currency related transactions	985	5,382	5,306
Futures	205,468	250,657	287,475

Net realized gain on investments, foreign currency related transactions, and futures	1,549,718	3,998,366	4,265,025

Net change in unrealized appreciation or depreciation on:
Investments	(1,657,957)	(7,297,159)	(6,426,837)
Foreign currency related transactions	310	2,087	1,572
Futures	(24,861)	(108,832)	(98,801)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(1,682,508)	(7,403,904)	(6,524,066)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(132,790)	(3,405,538)	(2,259,041)

Increase (decrease) in net assets resulting from operations	$411,946	$(2,927,453)	$(1,414,072)

* Foreign taxes withheld	$1,223	$11,146	$8,199
(1) Affiliated income	$114,483	$130,847	$213,974

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income	$2,132,048	$4,139,930	$534,899	$1,681,477
Net realized gain on investments and futures	28,834,354	45,019,578	11,083,798	49,728,892
Net change in unrealized appreciation or depreciation on investments and futures	(48,302,256)	42,194,184	(38,570,543)	9,565,673

Increase (decrease) in net assets resulting from operations	(17,335,854)	91,353,692	(26,951,846)	60,976,042

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(2,053,450)	—	(452,897)
Class B	—	(32,995)	—	—
Class C	—	(69,578)	—	—
Class I	—	(1,111,833)	—	(172,142)
Class O	—	(701,245)	—	(146,805)
Class R	—	(196,114)	—	(20,120)

Net realized gains:
Class A	—	—	—	(13,211,680)
Class B	—	—	—	(2,464,127)
Class C	—	—	—	(1,590,853)
Class I	—	—	—	(2,740,815)
Class O	—	—	—	(3,961,483)
Class R	—	—	—	(2,192,769)

Total distributions	—	(4,165,215)	—	(26,953,691)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,722,349	107,757,410	33,617,538	92,322,317
Dividends reinvested	—	4,033,820	—	25,471,683

	51,722,349	111,791,230	33,617,538	117,794,000
Cost of shares redeemed	(141,143,455)	(164,668,573)	(66,064,742)	(132,335,238)

Net decrease in net assets resulting from capital share transactions	(89,421,106)	(52,877,343)	(32,447,204)	(14,541,238)

Net increase (decrease) in net assets	(106,756,960)	34,311,134	(59,399,050)	19,481,113

NET ASSETS:
Beginning of period	476,754,123	442,442,989	371,249,843	351,768,730

End of period	$369,997,163	$476,754,123	$311,850,793	$371,249,843

Undistributed net investment income at end of period	$4,039,951	$1,907,903	$1,354,167	$819,268

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Strategic Allocation
	ING Index Plus SmallCap Fund		Conservative Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income (loss)	$(54,974)	$(20,298)	$544,736	$1,209,289
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(992,131)	21,276,436	1,549,718	2,354,460
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(20,928,282)	1,418,059	(1,682,508)	1,090,653

Increase (decrease) in net assets resulting from operations	(21,975,387)	22,674,197	411,946	4,654,402

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	—	(807,221)
Class B	—	—	—	(122,021)
Class C	—	—	—	(30,634)
Class I	—	—	—	(257,629)
Class O	—	—	—	(11,459)

Net realized gains:
Class A	—	(5,821,842)	—	(706,752)
Class B	—	(1,416,874)	—	(136,905)
Class C	—	(743,643)	—	(32,376)
Class I	—	(1,413,946)	—	(206,272)
Class O	—	(3,372,579)	—	(9,199)
Class R	—	(1,251,590)	—	—

Total distributions	—	(14,020,474)	—	(2,320,468)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,407,802	47,483,748	9,454,271	19,759,241
Dividends reinvested	—	13,250,327	—	2,221,989

	15,407,802	60,734,075	9,454,271	21,981,230
Cost of shares redeemed	(26,930,534)	(62,091,095)	(8,019,355)	(30,244,976)

Net increase (decrease) in net assets resulting from capital share transactions	(11,522,732)	(1,357,020)	1,434,916	(8,263,746)

Net increase (decrease) in net assets	(33,498,119)	7,296,703	1,846,862	(5,929,812)

NET ASSETS:
Beginning of period	169,698,896	162,402,193	39,138,403	45,068,215

End of period	$136,200,777	$169,698,896	$40,985,265	$39,138,403

Undistributed net investment income (accumulated net investment loss) at end of period	$(54,974)	$—	$1,031,539	$486,803

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Growth Fund		ING Strategic Allocation Moderate Fund

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

FROM OPERATIONS:
Net investment income	$478,085	$1,133,106	$844,969	$1,772,351
Net realized gain on investments, foreign currency related transactions, and futures	3,998,366	9,321,480	4,265,025	8,168,582
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(7,403,904)	5,944,983	(6,524,066)	5,314,642

Increase (decrease) in net assets resulting from operations	(2,927,453)	16,399,569	(1,414,072)	15,255,575

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(712,892)	—	(1,209,770)
Class B	—	(132,565)	—	(220,591)
Class C	—	(19,570)	—	(30,403)
Class I	—	(325,016)	—	(320,399)
Class O	—	(15,363)	—	(7,354)

Net realized gains:
Class A	—	(2,286,405)	—	(2,199,321)
Class B	—	(790,084)	—	(622,973)
Class C	—	(97,976)	—	(74,546)
Class I	—	(868,024)	—	(509,442)
Class O	—	(41,072)	—	(11,739)

Total distributions	—	(5,288,967)	—	(5,206,538)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,013,112	36,030,179	12,881,459	35,966,962
Dividends reinvested	—	5,039,842	—	4,985,004

	15,013,112	41,070,021	12,881,459	40,951,966
Cost of shares redeemed	(21,444,486)	(50,988,092)	(18,979,490)	(47,772,182)

Net decrease in net assets resulting from capital share transactions	(6,431,374)	(9,918,071)	(6,098,031)	(6,820,216)

Net increase (decrease) in net assets	(9,358,827)	1,192,531	(7,512,103)	3,228,821

NET ASSETS:
Beginning of period	100,004,749	98,812,218	106,510,888	103,282,067

End of period	$90,645,922	$100,004,749	$98,998,785	$106,510,888

Undistributed net investment income at end of period	$1,018,274	$540,189	$1,625,410	$780,441

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.53	16.17		15.21		14.19	12.27	13.68

Income (loss) from investment operations:
Net investment income	$0.10 *	0.16	*	0.14	*	0.16	0.10	0.10
Net realized and unrealized gain (loss) on investments and futures	$(0.85)	3.36		0.95		1.02	1.91	(1.40)
Total from investment operations	$(0.75)	3.52		1.09		1.18	2.01	(1.30)

Less distributions from:
Net investment income	$—	0.16		0.13		0.16	0.09	0.11
Total distributions	$—	0.16		0.13		0.16	0.09	0.11
Net asset value, end of period	$18.78	19.53		16.17		15.21	14.19	12.27

Total Return(1)%	(3.84)	21.86		7.14		8.33	16.40	(9.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$156,384	207,710		217,766		259,323	265,436	207,230

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.05	0.98		0.95		0.93	0.93	0.97
Net expenses after expense reimbursement/recoupment(2)(3)%	0.95 †	0.95	†	0.95		0.93	0.94	0.95
Net investment income after expense reimbursement/recoupment(2)(3)%	1.08 †	0.93	†	0.89		1.08	0.76	0.88
Portfolio turnover rate %	62	109		133		78	79	112

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.42	16.07		15.12	14.11	12.21	13.59

Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	0.03	*	0.03	0.05	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and futures	$(0.85)	3.34		0.93	1.00	1.92	(1.40)
Total from investment operations	$(0.82)	3.37		0.96	1.05	1.91	(1.38)

Less distributions from:
Net investment income	$—	0.02		0.01	0.04	0.01	0.00 **
Total distributions	$—	0.02		0.01	0.04	0.01	0.00 **
Net asset value, end of period	$18.60	19.42		16.07	15.12	14.11	12.21

Total Return(1)%	(4.22)	20.97		6.33	7.45	15.61	(10.14)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,025	30,137		33,911	37,706	37,382	24,228

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.80	1.73		1.70	1.68	1.68	1.72
Net expenses after expense reimbursement/recoupment(2)(3)%	1.70 †	1.70	†	1.70	1.68	1.69	1.70
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.34 †	0.17	†	0.14	0.34	(0.01)	0.13
Portfolio turnover rate %	62	109		133	78	79	112

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.54	16.18	15.22	14.19	12.27	13.64

Income (loss) from investment operations:
Net investment income	$0.06 *	0.08	0.07	0.10	0.03	0.05
Net realized and unrealized gain (loss) on investments and futures	$(0.86)	3.36	0.93	1.00	1.91	(1.40)
Total from investment operations	$(0.80)	3.44	1.00	1.10	1.94	(1.35)

Less distributions from:
Net investment income	$—	0.08	0.04	0.07	0.02	0.02
Total distributions	$—	0.08	0.04	0.07	0.02	0.02
Net asset value, end of period	$18.74	19.54	16.18	15.22	14.19	12.27

Total Return(1)%	(4.09)	21.27	6.59	7.77	15.86	(9.88)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,195	16,607	15,113	17,146	18,846	16,434

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.55	1.48	1.45	1.43	1.43	1.45
Net expenses after expense reimbursement/recoupment(2)(3)%	1.45†	1.45†	1.45	1.43	1.44	1.45
Net investment income after expense reimbursement/recoupment(2)(3)%	0.61†	0.43†	0.39	0.58	0.25	0.37
Portfolio turnover rate %	62	109	133	78	79	112

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.68	16.29		15.34		14.31	12.37	13.78

Income (loss) from investment operations:
Net investment income	$0.12 *	0.21	*	0.18	*	0.21	0.15	0.14
Net realized and unrealized gain (loss) on investments and futures	$(0.85)	3.39		0.94		1.02	1.90	(1.41)
Total from investment operations	$(0.73)	3.60		1.12		1.23	2.05	(1.27)

Less distributions from:
Net investment income	$—	0.21		0.17		0.20	0.11	0.14
Total distributions	$—	0.21		0.17		0.20	0.11	0.14
Net asset value, end of period	$18.95	19.68		16.29		15.34	14.31	12.37

Total Return(1)%	(3.71)	22.17		7.29		8.62	16.69	(9.18)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$63,277	100,710		91,633		120,969	129,534	149,091

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	0.80	0.73		0.70		0.68	0.68	0.72
Net expenses after expense reimbursement/recoupment(2)(3)%	0.70†	0.70†		0.70		0.68	0.69	0.70
Net investment income after expense reimbursement/recoupment(2)(3)%	1.28†	1.17†		1.14		1.34	1.01	1.13
Portfolio turnover rate %	62	109		133		78	79	112

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.58	16.22		15.27	14.26	12.33	13.76

Income (loss) from investment operations:
Net investment income	$0.11	0.15		0.13	0.15	0.09	0.09
Net realized and unrealized gain (loss) on investments and futures	$(0.86)	3.38		0.96	1.03	1.94	(1.40)
Total from investment operations	$(0.75)	3.53		1.09	1.18	2.03	(1.31)

Less distributions from:
Net investment income	$—	0.17		0.14	0.17	0.10	0.12
Total distributions	$—	0.17		0.14	0.17	0.10	0.12
Net asset value, end of period	$18.83	19.58		16.22	15.27	14.26	12.33

Total Return(2)%	(3.83)	21.84		7.11	8.27	16.50	(9.46)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$87,991	90,279		59,536	37,242	20,068	4,854

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.05	0.98		0.95	0.93	0.93	0.97
Net expenses after expense reimbursement/recoupment(3)(4)%	0.95 †	0.95	†	0.95	0.93	0.94	0.95
Net investment income after expense reimbursement/recoupment(3)(4)%	1.14 †	0.95	†	0.89	1.06	0.75	0.91
Portfolio turnover rate %	62	109		133	78	79	112

	Class R

	Six Months					December 8,
	Ended	Year Ended May 31,				2003(1) to
	November 30,					May 31,
	2007	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$19.41	16.08		15.14	14.17	13.52

Income (loss) from investment operations:
Net investment income	$0.08 *	0.12		0.09	0.11	0.12
Net realized and unrealized gain (loss) on investments and futures	$(0.85)	3.34		0.95	1.02	0.64
Total from investment operations	$(0.77)	3.46		1.04	1.13	0.76

Less distributions from:
Net investment income	$—	0.13		0.10	0.16	0.11
Total distributions	$—	0.13		0.10	0.16	0.11
Net asset value, end of period	$18.64	19.41		16.08	15.14	14.17

Total Return(2)%	(3.97)	21.55		6.89	7.99	4.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,125	31,311		24,484	16,463	3,244

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.30	1.23		1.20	1.18	1.19
Net expenses after expense reimbursement/recoupment (3)(4)%	1.20 †	1.20	†	1.20	1.18	1.19
Net investment income after expense reimbursement/recoupment(3)(4)%	0.86 †	0.69	†	0.64	0.79	0.46
Portfolio turnover rate %	62	109		133	78	79

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

† Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.48	17.68		16.25	14.45	11.64	12.92

Income (loss) from investment operations and futures:
Net investment income	$0.04 *	0.11		0.05	0.04	0.03	0.02
Net realized and unrealized gain (loss) on investments and futures	$(1.50)	3.15		2.17	1.84	2.79	(1.20)
Total from investment operations	$(1.46)	3.26		2.22	1.88	2.82	(1.18)

Less distributions from:
Net investment income	$—	0.05		0.04	0.02	0.01	—
Net realized gains on investments	$—	1.41		0.75	0.06	—	0.10
Total distributions	$—	1.46		0.79	0.08	0.01	0.10
Net asset value, end of period	$18.02	19.48		17.68	16.25	14.45	11.64

Total Return(1)%	(7.49)	19.43		13.82	13.01	24.27	(9.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$136,084	175,465		187,657	155,222	120,295	55,636

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.05	1.02		0.98	0.99	1.11	1.38
Net expenses after expense reimbursement/ recoupment(2)(3)%	1.00 †	1.00	†	1.00	1.00	1.00	0.99
Net investment income after expense reimbursement/ recoupment(2)(3)%	0.40 †	0.59	†	0.29	0.28	0.30	0.26
Portfolio turnover rate %	71	92		111	93	112	128

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.55	16.98		15.71	14.07	11.40	12.76

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)		(0.08)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and futures	$(1.42)	3.01		2.10	1.77	2.72	(1.22)
Total from investment operations	$(1.45)	2.98		2.02	1.70	2.67	(1.26)

Less distributions from:
Net realized gains on investments	$—	1.41		0.75	0.06	—	0.10
Total distributions	$—	1.41		0.75	0.06	—	0.10
Net asset value, end of period	$17.10	18.55		16.98	15.71	14.07	11.40

Total Return(1)%	(7.82)	18.52		13.01	12.08	23.42	(9.84)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,873	31,260		33,369	27,500	20,839	7,733

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.80	1.77		1.73	1.74	1.86	2.13
Net expenses after expense reimbursement/recoupment(2)(3)%	1.75 †	1.75	†	1.75	1.75	1.75	1.74
Net investment loss after expense reimbursement/recoupment(2)(3)%	(0.35)†	(0.16	) †	(0.46)	(0.47)	(0.44)	(0.47)
Portfolio turnover rate %	71	92		111	93	112	128

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

 † Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.87	17.20		15.86	14.17	11.45	12.79

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.02		(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments and futures	$(1.45)	3.06		2.13	1.78	2.75	(1.22)
Total from investment operations	$(1.46)	3.08		2.09	1.75	2.72	(1.24)

Less distributions from:
Net realized gains on investments	$—	1.41		0.75	0.06	—	0.10
Total distributions	$—	1.41		0.75	0.06	—	0.10
Net asset value, end of period	$17.41	18.87		17.20	15.86	14.17	11.45

Total Return(1)%	(7.74)	18.88		13.33	12.35	23.76	(9.66)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,969	21,205		20,575	15,613	11,885	5,363

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.55	1.52		1.48	1.49	1.61	1.88
Net expenses after expense reimbursement/recoupment(2)(3)%	1.50 †	1.50	†	1.50	1.50	1.50	1.49
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	(0.10)†	0.09	†	(0.21)	(0.22)	(0.20)	(0.22)
Portfolio turnover rate %	71	92		111	93	112	128

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.75	17.90		16.43		14.60	11.74	13.00

Income (loss) from investment operations:
Net investment income	$0.06 *	0.15	*	0.10	*	0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments and futures	$(1.52)	3.20		2.19		1.87	2.83	(1.21)
Total from investment operations	$(1.46)	3.35		2.29		1.93	2.89	(1.16)

Less distributions from:
Net investment income	$—	0.09		0.07		0.04	0.03	—
Net realized gains on investments	$—	1.41		0.75		0.06	—	0.10
Total distributions	$—	1.50		0.82		0.10	0.03	0.10
Net asset value, end of period	$18.29	19.75		17.90		16.43	14.60	11.74

Total Return(1)%	(7.39)	19.72		14.13		13.23	24.61	(8.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,919	42,061		29,278		45,120	21,187	12,007

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	0.80	0.77		0.73		0.74	0.86	1.13
Net expenses after expense reimbursement/recoupment(2)(3)%	0.75 †	0.75	†	0.75		0.75	0.75	0.75
Net investment income after expense reimbursement/recoupment(2)(3)%	0.65 †	0.85	†	0.54		0.56	0.54	0.50
Portfolio turnover rate %	71	92		111		93	112	128

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.55	17.75		16.31	14.52	11.69	12.97

Income (loss) from investment operations:
Net investment income	$0.03	0.10		0.04	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments and futures	$(1.49)	3.16		2.19	1.83	2.83	(1.20)
Total from investment operations	$(1.46)	3.26		2.23	1.87	2.85	(1.18)

Less distributions from:
Net investment income	$—	0.05		0.04	0.02	0.02	—
Net realized gains on investments	$—	1.41		0.75	0.06	—	0.10
Total distributions	$—	1.46		0.79	0.08	0.02	0.10
Net asset value, end of period	$18.09	19.55		17.75	16.31	14.52	11.69

Total Return(2)%	(7.47)	19.37		13.85	12.91	24.38	(9.06)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$67,508	67,607		51,251	32,350	20,705	4,658

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.05	1.02		0.99	0.99	1.11	1.38
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00 †	1.00	†	1.00	1.00	1.00	0.99
Net investment income after expense reimbursement/recoupment(3)(4)%	0.41 †	0.59	†	0.29	0.29	0.33	0.29
Portfolio turnover rate %	71	92		111	93	112	128

	Class R

	Six Months						October 24,
	Ended	Year Ended May 31,					2003(1) to
	November 30,						May 31,
	2007	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$19.32	17.56		16.16		14.43	12.91

Income (loss) from investment operations:
Net investment income	$0.01 *	0.06		0.00	**	0.01	0.03
Net realized and unrealized gain (loss) on investments and futures	$(1.48)	3.12		2.17		1.81	1.52
Total from investment operations	$(1.47)	3.18		2.17		1.82	1.55

Less distributions from:
Net investment income	$—	0.01		0.02		0.03	0.03
Net realized gains on investments	$—	1.41		0.75		0.06	—
Total distributions	$—	1.42		0.77		0.09	0.03
Net asset value, end of period	$17.85	19.32		17.56		16.16	14.43

Total Return(2)%	(7.61)	19.09		13.60		12.64	12.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,497	33,651		29,639		14,785	5,489

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.30	1.27		1.24		1.24	1.36
Net expenses after expense reimbursement/recoupment(3)(4)%	1.25 †	1.25	†	1.25		1.25	1.25
Net investment income after expense reimbursement/recoupment(3)(4)%	0.14 †	0.34	†	0.04		0.08	0.16
Portfolio turnover rate %	71	92		111		93	112

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

** Amount is less than $0.005.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.74	18.78		16.46	14.72	11.41	12.78

Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	0.02		0.02	0.02	(0.01)	0.00 *
Net realized and unrealized gain (loss) on investments and futures	$(2.61)	2.61		2.67	2.25	3.32	(1.24)
Total from investment operations	$(2.61)	2.63		2.69	2.27	3.31	(1.24)

Less distributions from:
Net realized gains on investments	$—	1.67		0.37	0.53	—	0.13
Total distributions	$—	1.67		0.37	0.53	—	0.13
Net asset value, end of period	$17.13	19.74		18.78	16.46	14.72	11.41

Total Return(1)%	(13.22)	14.70		16.45	15.49	29.01	(9.64)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,966	67,193		71,251	53,323	39,803	18,016

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.12	1.08		1.07	1.12	1.39	2.37
Net expenses after expense reimbursement(2)(3)%	1.00 †	1.00	†	1.00	1.00	0.99	0.98
Net investment income (loss) after expense reimbursement(2)(3)%	0.01 †	0.08	†	0.10	0.14	(0.10)	0.00 *
Portfolio turnover rate %	80	93		109	83	126	129

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.43	17.76		15.71	14.17	11.06	12.50

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.13)		(0.11)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments and futures	$(2.43)	2.47		2.53	2.15	3.19	(1.25)
Total from investment operations	$(2.50)	2.34		2.42	2.07	3.11	(1.31)

Less distributions from:
Net realized gains on investments	$—	1.67		0.37	0.53	—	0.13
Total distributions	$—	1.67		0.37	0.53	—	0.13
Net asset value, end of period	$15.93	18.43		17.76	15.71	14.17	11.06

Total Return(1)%	(13.56)	13.88		15.51	14.67	28.12	(10.42)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,989	14,402		16,598	13,653	9,431	3,586

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.87	1.83		1.82	1.87	2.14	3.12
Net expenses after expense reimbursement(2)(3)%	1.75 †	1.75	†	1.75	1.75	1.74	1.73
Net investment loss after expense reimbursement (2)(3)%	(0.74)†	(0.68	) †	(0.64)	(0.62)	(0.83)	(0.75)
Portfolio turnover rate %	80	93		109	83	126	129

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.81	18.06		15.91	14.31	11.15	12.56

Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.07)		(0.06)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and futures	$(2.47)	2.49		2.58	2.18	3.23	(1.25)
Total from investment operations	$(2.52)	2.42		2.52	2.13	3.16	(1.28)

Less distributions from:
Net realized gains on investments	$—	1.67		0.37	0.53	—	0.13
Total distributions	$—	1.67		0.37	0.53	—	0.13
Net asset value, end of period	$16.29	18.81		18.06	15.91	14.31	11.15

Total Return(1)%	(13.40)	14.10		15.95	14.95	28.34	(10.13)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,669	8,621		7,965	6,050	4,970	2,202

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.62	1.58		1.57	1.62	1.89	2.87
Net expenses after expense reimbursement(2)(3)%	1.50 †	1.50	†	1.50	1.50	1.49	1.48
Net investment loss after expense reimbursement(2)(3)%	(0.49)†	(0.42	) †	(0.40)	(0.36)	(0.59)	(0.50)
Portfolio turnover rate %	80	93		109	83	126	129

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$20.25	19.17		16.75		14.94	11.55	12.90

Income (loss) from investment operations:
Net investment income	$0.03	0.06		0.04	*	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments and futures	$(2.69)	2.69		2.75		2.30	3.37	(1.23)
Total from investment operations	$(2.66)	2.75		2.79		2.34	3.39	(1.22)

Less distributions from:
Net realized gains on investments	$—	1.67		0.37		0.53	—	0.13
Total distributions	$—	1.67		0.37		0.53	—	0.13
Net asset value, end of period	$17.59	20.25		19.17		16.75	14.94	11.55

Total Return(1)%	(13.14)	15.04		16.77		15.74	29.35	(9.40)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,634	17,542		13,787		7,414	1,705	955

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.87	0.83		0.82		0.87	1.14	2.12
Net expenses after expense reimbursement(2)(3)%	0.75 †	0.75	†	0.75		0.75	0.74	0.73
Net investment income after expense reimbursement(2)(3)%	0.26 †	0.34	†	0.23		0.38	0.14	0.18
Portfolio turnover rate %	80	93		109		83	126	129

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.89	18.91		16.58	14.82	11.47		12.85

Income (loss) from investment operations:
Net investment income	$0.00 **	0.02		0.02	0.02	0.00	**	0.00 **
Net realized and unrealized gain (loss) on investments and futures	$(2.63)	2.63		2.68	2.27	3.35		(1.25)
Total from investment operations	$(2.63)	2.65		2.70	2.29	3.35		(1.25)

Less distributions from:
Net realized gains on investments	$—	1.67		0.37	0.53	—		0.13
Total distributions	$—	1.67		0.37	0.53	—		0.13
Net asset value, end of period	$17.26	19.89		18.91	16.58	14.82		11.47

Total Return(2)%	(13.22)	14.71		16.39	15.52	29.21		(9.67)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$37,938	45,242		40,479	28,992	17,369		2,333

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.12	1.08		1.07	1.12	1.39		2.37
Net expenses after expense reimbursement(3)(4)%	1.00 †	1.00	†	1.00	1.00	0.99		0.98
Net investment income (loss) after expense reimbursement(3)(4)%	0.01 †	0.09	†	0.10	0.13	(0.04)		(0.01)
Portfolio turnover rate %	80	93		109	83	126		129

	Class R

	Six Months						December 8,
	Ended	Year Ended May 31,					2003(1) to
	November 30,						May 31,
	2007	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$19.62	18.71		16.45		14.75	13.97

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.03)		(0.03	)*	(0.02)	0.00 **
Net realized and unrealized gain (loss) on investments and futures	$(2.60)	2.61		2.66		2.25	0.78
Total from investment operations	$(2.62)	2.58		2.63		2.23	0.78

Less distributions from:
Net realized gains on investments	$—	1.67		0.37		0.53	—
Total distributions	$—	1.67		0.37		0.53	—
Net asset value, end of period	$17.00	19.62		18.71		16.45	14.75

Total Return(2)%	(13.35)	14.48		16.09		15.19	5.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,004	16,698		12,321		3,742	1,256

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.37	1.33		1.32		1.37	1.60
Net Expenses after expense reimbursement/recoupment(3)(4)%	1.25 †	1.25	†	1.25		1.25	0.99
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.24)†	(0.16	) †	(0.17)		(0.14)	0.02
Portfolio turnover rate %	80	93		109		83	126

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.10	10.49		10.65	10.07	9.49	9.74

Income (loss) from investment operations:
Net investment income	$0.16 *	0.31	*	0.25	0.21	0.14	0.16
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.05)	0.88		0.15	0.57	0.55	(0.28)
Total from investment operations	$0.11	1.19		0.40	0.78	0.69	(0.12)

Less distributions from:
Net investment income	$—	0.31		0.22	0.20	0.11	0.13
Net realized gains on investments	$—	0.27		0.34	—	—	—
Total distributions	$—	0.58		0.56	0.20	0.11	0.13
Net asset value, end of period	$11.21	11.10		10.49	10.65	10.07	9.49

Total Return(1)%	0.99	11.55		3.82	7.77	7.30	(1.12)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,216	24,216		30,763	32,698	31,488	29,223

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.64	1.47		1.38	1.37	1.42	1.65
Net expenses after expense reimbursement(2)(3)%	1.15 †	1.15	†	1.15	1.15	1.15	1.15
Net investment income after expense reimbursement (2)(3)%	2.87 †	2.89	†	2.28	1.90	1.38	1.82
Portfolio turnover rate %	250	326		364	327	372	286

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.06	10.47		10.65		10.10	9.52	9.80

Income (loss) from investment operations:
Net investment income	$0.12 *	0.22		0.17	*	0.10	0.05	0.10
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.05)	0.88		0.16		0.59	0.57	(0.28)
Total from investment operations	$0.07	1.10		0.33		0.69	0.62	(0.18)

Less distributions from:
Net investment income	$—	0.24		0.17		0.14	0.04	0.10
Net realized gains on investments	$—	0.27		0.34		—	—	—
Total distributions	$—	0.51		0.51		0.14	0.04	0.10
Net asset value, end of period	$11.13	11.06		10.47		10.65	10.10	9.52

Total Return(1)%	0.63	10.69		3.13		6.89	6.52	(1.77)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,370	5,224		4,694		2,457	1,179	669

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.39	2.22		2.13		2.12	2.17	2.40
Net expenses after expense reimbursement(2)(3)%	1.90 †	1.90	†	1.90		1.90	1.90	1.90
Net investment income after expense reimbursement (2)(3)%	2.13 †	2.16	†	1.60		1.18	0.63	1.07
Portfolio turnover rate %	250	326		364		327	372	286

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.16	10.57		10.74		10.12	9.54	9.76

Income (loss) from investment operations:
Net investment income	$0.12 *	0.24	*	0.18	*	0.12	0.05	0.10
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.06)	0.88		0.14		0.58	0.56	(0.28)
Total from investment operations	$0.06	1.12		0.32		0.70	0.61	(0.18)

Less distributions from:
Net investment income	$—	0.26		0.15		0.08	0.03	0.04
Net realized gains on investments	$—	0.27		0.34		—	—	—
Total distributions	$—	0.53		0.49		0.08	0.03	0.04
Net asset value, end of period	$11.22	11.16		10.57		10.74	10.12	9.54

Total Return(1)%	0.54	10.73		3.04		6.96	6.45	(1.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,543	1,516		1,002		480	413	201

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.39	2.22		2.13		2.12	2.17	2.40
Net expenses after expense reimbursement(2)(3)%	1.90 †	1.90	†	1.90		1.90	1.90	1.90
Net investment income after expense reimbursement (2)(3)%	2.13 †	2.18	†	1.63		1.14	0.63	1.07
Portfolio turnover rate %	250	326		364		327	372	286

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.24	10.62		10.77		10.18	9.59	9.84

Income (loss) from investment operations:
Net investment income	$0.17 *	0.34		0.27	*	0.24	0.20	0.20
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.05)	0.89		0.17		0.57	0.52	(0.29)
Total from investment operations	$0.12	1.23		0.44		0.81	0.72	(0.09)

Less distributions from:
Net investment income	$—	0.34		0.25		0.22	0.13	0.16
Net realized gains on investments	$—	0.27		0.34		—	—	—
Total distributions	$—	0.61		0.59		0.22	0.13	0.16
Net asset value, end of period	$11.36	11.24		10.62		10.77	10.18	9.59

Total Return(1)%	1.07	11.79		4.13		8.05	7.57	(0.87)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,632	4,719		8,609		10,308	10,758	18,127

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.39	1.22		1.13		1.12	1.17	1.40
Net expenses after expense reimbursement(2)(3)%	0.90 †	0.90	†	0.90		0.90	0.90	0.90
Net investment income after expense reimbursement (2)(3)%	3.12 †	3.05	†	2.52		2.15	1.63	2.07
Portfolio turnover rate %	250	326		364		327	372	286

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months	November 15,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$11.08	11.08

Income (loss) from investment operations:
Net investment income	$0.16 *	0.19 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.05)	0.42
Total from investment operations	$0.11	0.61

Less distributions from:
Net investment income	$—	0.34
Net realized gains on investments	$—	0.27
Total distributions	$—	0.61
Net asset value, end of period	$11.19	11.08

Total Return(2)%	0.99	5.69

Ratios and Supplemental Data:
Net assets, end of period ($000)	$5,224	3,465

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.64	1.47
Net expenses after expense reimbursement(3)(4)%	1.15 †	1.15 †
Net investment income after expense reimbursement (3)(4)%	2.89 †	3.19 †
Portfolio turnover rate %	250	326

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.85	12.36		11.43	10.48	9.22	10.05

Income (loss) from investment operations:
Net investment income	$0.08 *	0.16	*	0.13	0.11	0.07	0.06
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.47)	2.05		0.90	0.95	1.28	(0.87)
Total from investment operations	$(0.39)	2.21		1.03	1.06	1.35	(0.81)

Less distributions from:
Net investment income	$—	0.17		0.10	0.11	0.09	0.02
Net realized gains on investments	$—	0.55		—	—	—	—
Total distributions	$—	0.72		0.10	0.11	0.09	0.02
Net asset value, end of period	$13.46	13.85		12.36	11.43	10.48	9.22

Total Return(1)%	(2.82)	18.35		9.04	10.17	14.71	(8.02)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,298	50,315		58,010	52,992	45,103	38,801

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.47	1.33		1.28	1.39	1.38	1.64
Net expenses after expense reimbursement(2)(3)%	1.25 †	1.25	†	1.25	1.25	1.25	1.25
Net investment income after expense reimbursement (2)(3)%	1.14 †	1.27	†	1.11	1.03	0.73	0.92
Portfolio turnover rate %	132	219		242	224	222	236

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.64	12.20		11.31		10.40	9.19		10.06

Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	0.06		0.05	*	0.02	(0.01	)*	0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.46)	2.02		0.89		0.95	1.29		(0.88)
Total from investment operations	$(0.43)	2.08		0.94		0.97	1.28		(0.87)

Less distributions from:
Net investment income	$—	0.09		0.05		0.06	0.07		—
Net realized gains on investments	$—	0.55		—		—	—		—
Total distributions	$—	0.64		0.05		0.06	0.07		—
Net asset value, end of period	$13.21	13.64		12.20		11.31	10.40		9.19

Total Return(1)%	(3.15)	17.46		8.29		9.29	13.98		(8.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,589	19,620		16,745		7,985	2,251		220

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.22	2.08		2.03		2.14	2.13		2.39
Net expenses after expense reimbursement(2)(3)%	2.00 †	2.00	†	2.00		2.00	2.00		2.00
Net investment income (loss) after expense reimbursement(2)(3)%	0.39 †	0.53	†	0.45		0.31	(0.02)		0.15
Portfolio turnover rate %	132	219		242		224	222		236

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.71	12.27		11.38		10.45	9.18		10.06

Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	0.07	*	0.05	*	0.02	(0.00	)**	0.05
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.46)	2.03		0.88		0.95	1.28		(0.93)
Total from investment operations	$(0.43)	2.10		0.93		0.97	1.28		(0.88)

Less distributions from:
Net investment income	$—	0.11		0.04		0.04	0.01		—
Net realized gains on investments	$—	0.55		—		—	—		—
Total distributions	$—	0.66		0.04		0.04	0.01		—
Net asset value, end of period	$13.28	13.71		12.27		11.38	10.45		9.18

Total Return(1)%	(3.14)	17.52		8.22		9.29	13.95		(8.75)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,150	3,038		1,569		935	572		444

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.22	2.08		2.03		2.14	2.13		2.39
Net expenses after expense reimbursement(2)(3)%	2.00 †	2.00	†	2.00		2.00	2.00		2.00
Net investment income (loss) after expense reimbursement(2)(3)%	0.41 †	0.57	†	0.40		0.29	(0.03)		0.08
Portfolio turnover rate %	132	219		242		224	222		236

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.97	12.46		11.52		10.57	9.29	10.12

Income (loss) from investment operations:
Net investment income	$0.09 *	0.19	*	0.16	*	0.15	0.11	0.10
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.46)	2.08		0.91		0.94	1.28	(0.89)
Total from investment operations	$(0.37)	2.27		1.07		1.09	1.39	(0.79)

Less distributions from:
Net investment income	$—	0.21		0.13		0.14	0.11	0.04
Net realized gains on investments	$—	0.55		—		—	—	—
Total distributions	$—	0.76		0.13		0.14	0.11	0.04
Net asset value, end of period	$13.60	13.97		12.46		11.52	10.57	9.29

Total Return(1)%	(2.65)	18.67		9.31		10.37	15.05	(7.73)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,773	16,647		22,489		20,998	22,092	24,707

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.22	1.08		1.03		1.14	1.13	1.39
Net expenses after expense reimbursement(2)(3)%	1.00 †	1.00	†	1.00		1.00	1.00	1.00
Net investment income after expense reimbursement (2)(3)%	1.36 †	1.47	†	1.34		1.27	0.98	1.14
Portfolio turnover rate %	132	219		242		224	222	236

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months	November 15,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$13.81	13.29

Income (loss) from investment operations:
Net investment income	$0.08 *	0.12 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.47)	1.16
Total from investment operations	$(0.39)	1.28

Less distributions from:
Net investment income	$—	0.21
Net realized gains on investments	$—	0.55
Total distributions	$—	0.76
Net asset value, end of period	$13.42	13.81

Total Return(2)%	(2.82)	10.04

Ratios and Supplemental Data:
Net assets, end of period ($000)	$15,836	10,384

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.47	1.33
Net expenses after expense reimbursement(3)(4)%	1.25 †	1.25 †
Net investment income after expense reimbursement (3)(4)%	1.20 †	1.73 †
Portfolio turnover rate %	132	219

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.21	11.99		11.44	10.63	9.66	10.24

Income (loss) from investment operations:
Net investment income	$0.13	0.22	*	0.18	0.15	0.11	0.11
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.30)	1.63		0.53	0.81	0.96	(0.59)
Total from investment operations	$(0.17)	1.85		0.71	0.96	1.07	(0.48)

Less distributions from:
Net investment income	$—	0.22		0.16	0.15	0.10	0.10
Net realized gains on investments	$—	0.41		—	—	—	—
Total distributions	$—	0.63		0.16	0.15	0.10	0.10
Net asset value, end of period	$13.04	13.21		11.99	11.44	10.63	9.66

Total Return(1)%	(1.29)	15.79		6.27	9.09	11.13	(4.59)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$56,591	63,329		67,701	65,955	58,366	51,521

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.42	1.34		1.29	1.29	1.33	1.50
Net expenses after expense reimbursement(2)(3)%	1.20 †	1.20	†	1.20	1.20	1.20	1.20
Net investment income after expense reimbursement (2)(3)%	1.76 †	1.81	†	1.56	1.37	1.04	1.21
Portfolio turnover rate %	170	246		290	275	288	277

	Class B

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.04	11.86		11.35		10.58	9.65	10.27

Income (loss) from investment operations:
Net investment income	$0.08	0.13		0.10	*	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.29)	1.60		0.52		0.81	0.96	(0.56)
Total from investment operations	$(0.21)	1.73		0.62		0.86	1.00	(0.54)

Less distributions from:
Net investment income	$—	0.14		0.11		0.09	0.07	0.08
Net realized gains on investments	$—	0.41		—		—	—	—
Total distributions	$—	0.55		0.11		0.09	0.07	0.08
Net asset value, end of period	$12.83	13.04		11.86		11.35	10.58	9.65

Total Return(1)%	(1.61)	14.88		5.47		8.17	10.42	(5.25)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,249	19,152		17,363		9,164	3,578	478

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.17	2.09		2.04		2.04	2.08	2.25
Net expenses after expense reimbursement(2)(3)%	1.95 †	1.95	†	1.95		1.95	1.95	1.95
Net investment income after expense reimbursement (2)(3)%	1.02 †	1.07	†	0.87		0.65	0.29	0.47
Portfolio turnover rate %	170	246		290		275	288	277

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.21	12.02		11.49		10.69	9.73	10.31

Income (loss) from investment operations:
Net investment income	$0.06	0.14	*	0.10	*	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.27)	1.63		0.53		0.81	0.98	(0.58)
Total from investment operations	$(0.21)	1.77		0.63		0.87	1.01	(0.55)

Less distributions from:
Net investment income	$—	0.17		0.10		0.07	0.05	0.03
Net realized gains on investments	$—	0.41		—		—	—	—
Total distributions	$—	0.58		0.10		0.07	0.05	0.03
Net asset value, end of period	$13.00	13.21		12.02		11.49	10.69	9.73

Total Return(1)%	(1.59)	14.97		5.52		8.14	10.43	(5.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,496	2,452		1,455		865	581	148

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.17	2.09		2.04		2.04	2.08	2.20
Net expenses after expense reimbursement(2)(3)%	1.95 †	1.95	†	1.95		1.95	1.95	1.90
Net investment income after expense reimbursement (2)(3)%	1.01 †	1.09	†	0.86		0.63	0.29	0.42
Portfolio turnover rate %	170	246		290		275	288	277

	Class I

	Six Months
	Ended	Year Ended May 31,
	November 30,
	2007	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.35	12.11		11.55		10.74	9.75	10.33

Income (loss) from investment operations:
Net investment income	$0.13 *	0.26		0.21	*	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$(0.28)	1.65		0.54		0.80	0.96	(0.59)
Total from investment operations	$(0.15)	1.91		0.75		0.99	1.11	(0.45)

Less distributions from:
Net investment income	$—	0.26		0.19		0.18	0.12	0.13
Net realized gains on investments	$—	0.41		—		—	—	—
Total distributions	$—	0.67		0.19		0.18	0.12	0.13
Net asset value, end of period	$13.20	13.35		12.11		11.55	10.74	9.75

Total Return(1)%	(1.12)	16.09		6.54		9.28	11.47	(4.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,865	14,612		16,763		28,050	27,303	34,672

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.17	1.09		1.04		1.04	1.08	1.25
Net expenses after expense reimbursement(2)(3)%	0.95 †	0.95	†	0.95		0.95	0.95	0.95
Net investment income after expense reimbursement (2)(3)%	2.01 †	2.03	†	1.73		1.62	1.29	1.44
Portfolio turnover rate %	170	246		290		275	288	277

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) Annualized for periods less than one year.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED) (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O

	Six Months	November 15,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$13.16	12.80

Income from investment operations:
Net investment income	$0.12 *	0.15 *
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$(0.28)	0.88
Total from investment operations	$(0.16)	1.03

Less distributions from:
Net investment income	$—	0.26
Net realized gains on investments	$—	0.41
Total distributions	$—	0.67
Net asset value, end of period	$13.00	13.16

Total Return(2)%	(1.22)	8.33

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,798	6,966

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.42	1.34
Net expenses after expense reimbursement(3)(4)%	1.20 †	1.20 †
Net investment income after expense reimbursement (3)(4)%	1.81 †	2.22 †
Portfolio turnover rate %	170	246

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

† Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate investment series which comprise the Company. The six series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”), ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (collectively, the “Index Plus Funds”), ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”), (collectively, the “Strategic Allocation Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The Index Plus Funds also offer Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. For the purpose of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the purposes of hedging only, each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral. The Index Plus Funds may only invest in repurchase agreements for temporary and defensive or cash management purposes.

I.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.	Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.	Illiquid and Restricted Securities. The Index Plus Funds may not invest more than 10% of their net assets in illiquid securities. The Strategic Allocation Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Strategic Allocation Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Index Plus Large Cap	$254,285,597	$344,301,834
Index Plus Mid Cap	238,949,097	266,941,273
Index Plus Small Cap	121,929,893	131,837,795
Strategic Allocation Conservative	14,274,822	18,629,227
Strategic Allocation Growth	58,516,185	74,780,864
Strategic Allocation Moderate	52,466,366	67,109,871

U.S. government securities not included above were as follows:

	Purchases	Sales

Strategic Allocation Conservative	$82,947,565	$81,208,848
Strategic Allocation Growth	63,739,629	55,939,935
Strategic Allocation Moderate	118,274,286	111,565,664

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for each of the Strategic Allocation Funds — 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of the Index Plus Funds and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of the Strategic Allocation Funds. For the six months ended November 30, 2007, ILIAC received $210,952, $114,039, $42,328, $49,088, $101,064 and $135,591 for Index Plus LargeCap, Index Plus MidCap, Index Plus SmallCap, Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate, respectively, for its services.

Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2007, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $384, $1,098 and $509 of such management fees, respectively. Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate waived $1,705, $1,951 and $3,198 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R

Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%	n/a
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%	n/a
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%	n/a

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Fees in connection with Class B and Class C shares. For the six months ended November 30, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	Shares	Shares

Index Plus LargeCap	$3,582	n/a
Index Plus MidCap	3,287	n/a
Index Plus SmallCap	1,900	n/a
Strategic Allocation Conservative	964	n/a
Strategic Allocation Growth	5,294	n/a
Strategic Allocation Moderate	5,465	n/a

	Class A	Class C
Contingent Deferred Sales Charges:	Shares	Shares

Index Plus LargeCap	$1,498	$—
Index Plus MidCap	993	736
Index Plus SmallCap	1,785	460
Strategic Allocation Conservative	n/a	604
Strategic Allocation Growth	n/a	85
Strategic Allocation Moderate	n/a	1,020

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Index Plus LargeCap	$136,246	$24,226	$88,067	$248,539
Index Plus MidCap	115,292	20,536	84,564	220,392
Index Plus SmallCap	51,092	9,089	37,439	97,620
Strategic Allocation Conservative	26,193	2,639	12,242	41,074
Strategic Allocation Growth	58,745	5,910	28,949	93,604
Strategic Allocation Moderate	63,995	6,440	29,683	100,118

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus LargeCap (10.41%); Index Plus MidCap (8.78%); Index Plus SmallCap (6.71%); Strategic Allocation Conservative (18.00%); Strategic Allocation Growth (16.34%) and Strategic Allocation Moderate (18.67%).

ING National Trust — Index Plus LargeCap (33.36%); Index Plus MidCap (20.06%); Index Plus SmallCap (20.22%); Strategic Allocation Conservative (33.46%); Strategic Allocation Growth (26.15%) and Strategic Allocation Moderate (35.52%).

Reliance Trust Company — Index Plus SmallCap (6.65%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Index Plus Funds and Strategic Allocation Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage and extraordinary (and acquired fund fees and expenses) expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R

Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic Allocation Conservative	1.15%	1.90%	1.90%	0.90%	1.15%	n/a
Strategic Allocation Growth	1.25%	2.00%	2.00%	1.00%	1.25%	n/a
Strategic Allocation Moderate	1.20%	1.95%	1.95%	0.95%	1.20%	n/a

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2007, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,

	2008	2009	2010	Total

Index Plus LargeCap	$—	$41,191	$307,361	$348,552
Index Plus MidCap	—	14,991	118,652	133,643
Index Plus SmallCap	116,052	111,021	166,342	393,415
Strategic Allocation Conservative	96,201	115,012	172,978	384,191
Strategic Allocation Growth	86,156	24,088	158,130	268,374
Strategic Allocation Moderate	100,102	110,737	185,989	396,828

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the six months ended November 30, 2007:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Index Plus LargeCap	2	$7,995,000	5.75%
Index Plus MidCap	8	3,225,000	5.39
Index Plus SmallCap	4	580,000	5.54

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus LargeCap (Number of Shares)
Shares sold	376,964	1,781,198	11,658	114,982
Dividends reinvested	—	109,479	—	1,595
Shares redeemed	(2,684,728)	(4,724,319)	(325,833)	(674,734)

Net decrease in shares outstanding	(2,307,764)	(2,833,642)	(314,175)	(558,157)

Index Plus LargeCap ($)
Shares sold	$7,177,894	$31,480,820	$221,570	$1,963,186
Dividends reinvested	—	1,977,171	—	28,742
Shares redeemed	(51,137,133)	(84,752,259)	(6,174,536)	(11,660,046)

Net decrease	$(43,959,239)	$(51,294,268)	$(5,952,966)	$(9,668,118)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus LargeCap (Number of Shares)
Shares sold	27,431	111,403	1,392,114	1,594,963
Dividends reinvested	—	3,309	—	60,950
Shares redeemed	(119,917)	(198,892)	(3,169,882)	(2,163,516)

Net decrease in shares outstanding	(92,486)	(84,180)	(1,777,768)	(507,603)

Index Plus LargeCap ($)
Shares sold	$508,551	$1,941,085	$27,424,750	$28,610,450
Dividends reinvested	—	59,950	—	1,108,097
Shares redeemed	(2,255,669)	(3,488,124)	(61,235,524)	(38,417,865)

Net decrease	$(1,747,118)	$(1,487,089)	$(33,810,774)	$(8,699,318)

	Class O		Class R

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus LargeCap (Number of Shares)
Shares sold	724,889	2,077,334	140,689	407,132
Dividends reinvested	—	36,649	—	10,913
Shares redeemed	(661,654)	(1,174,248)	(405,882)	(327,642)

Net increase (decrease) in shares outstanding	63,235	939,735	(265,193)	90,403

Index Plus LargeCap ($)
Shares sold	$13,774,308	$36,639,842	$2,615,276	$7,122,027
Dividends reinvested	—	663,746	—	196,114
Shares redeemed	(12,568,075)	(20,652,456)	(7,772,518)	(5,697,823)

Net increase (decrease)	$1,206,233	$16,651,132	$(5,157,242)	$1,620,318

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus MidCap (Number of Shares)
Shares sold	491,334	1,530,394	12,459	92,005
Dividends reinvested	—	752,690	—	124,661
Shares redeemed	(1,946,656)	(3,890,116)	(242,828)	(496,815)

Net decrease in shares outstanding	(1,455,322)	(1,607,032)	(230,369)	(280,149)

Index Plus MidCap ($)
Shares sold	$9,228,739	$27,097,877	$219,390	$1,544,124
Dividends reinvested	—	13,048,625	—	2,061,550
Shares redeemed	(36,472,335)	(69,353,592)	(4,273,207)	(8,450,565)

Net decrease	$(27,243,596)	$(29,207,090)	$(4,053,817)	$(4,844,891)

	Class C		Class I

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus MidCap (Number of Shares)
Shares sold	40,165	170,691	213,469	1,358,401
Dividends reinvested	—	75,185	—	165,796
Shares redeemed	(131,897)	(317,994)	(215,439)	(1,030,464)

Net increase (decrease) in shares outstanding	(91,732)	(72,118)	(1,970)	493,733

Index Plus MidCap ($)
Shares sold	$720,852	$2,906,900	$4,055,295	$24,920,479
Dividends reinvested	—	1,264,420	—	2,911,369
Shares redeemed	(2,365,463)	(5,470,567)	(4,078,109)	(18,388,839)

Net increase (decrease)	$(1,644,611)	$(1,299,247)	$(22,814)	$9,443,009

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class O		Class R

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus MidCap (Number of Shares)
Shares sold	856,406	1,401,517	178,030	605,637
Dividends reinvested	—	228,721	—	128,198
Shares redeemed	(581,495)	(1,060,868)	(435,279)	(680,466)

Net increase (decrease) in shares outstanding	274,911	569,370	(257,249)	53,369

Index Plus MidCap ($)
Shares sold	$16,084,493	$25,207,375	$3,308,769	$10,645,562
Dividends reinvested	—	3,979,426	—	2,206,293
Shares redeemed	(10,802,752)	(18,897,280)	(8,072,876)	(11,774,395)

Net increase (decrease)	$5,281,741	$10,289,521	$(4,764,107)	$1,077,460

	Class A		Class B

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus SmallCap (Number of Shares)
Shares sold	329,001	856,289	435	55,899
Dividends reinvested	—	300,595	—	69,417
Shares redeemed	(641,395)	(1,547,649)	(155,034)	(278,381)

Net decrease in shares outstanding	(312,394)	(390,765)	(154,599)	(153,065)

Index Plus SmallCap ($)
Shares sold	$6,245,819	$15,861,998	$7,684	$976,316
Dividends reinvested	—	5,506,887	—	1,191,219
Shares redeemed	(11,711,029)	(29,045,131)	(2,659,219)	(4,897,903)

Net decrease	$(5,465,210)	$(7,676,246)	$(2,651,535)	$(2,730,368)

	Class C		Class I

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus SmallCap (Number of Shares)
Shares sold	26,404	82,411	69,680	392,767
Dividends reinvested	—	36,507	—	75,330
Shares redeemed	(75,166)	(101,852)	(104,367)	(321,026)

Net increase (decrease) in shares outstanding	(48,762)	17,066	(34,687)	147,071

Index Plus SmallCap ($)
Shares sold	$461,183	$1,463,820	$1,312,475	$7,480,252
Dividends reinvested	—	638,879	—	1,413,942
Shares redeemed	(1,314,502)	(1,809,600)	(1,980,212)	(6,139,219)

Net increase (decrease)	$(853,319)	$293,099	$(667,737)	$2,754,975

	Class O		Class R

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2007	2007	2007	2007

Index Plus SmallCap (Number of Shares)
Shares sold	319,389	868,811	77,569	286,898
Dividends reinvested	—	176,594	—	67,997
Shares redeemed	(396,177)	(911,678)	(105,212)	(162,015)

Net increase (decrease) in shares outstanding	(76,788)	133,727	(27,643)	192,880

Index Plus SmallCap ($)
Shares sold	$5,959,777	$16,377,302	$1,420,864	$5,324,060
Dividends reinvested	—	3,259,819	—	1,239,581
Shares redeemed	(7,342,423)	(17,175,822)	(1,923,149)	(3,023,420)

Net increase (decrease)	$(1,382,646)	$2,461,299	$(502,285)	$3,540,221

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Six Months		Six Months
	Ended		Ended	Year Ended
	November 30,	Year Ended	November 30,	May 31,
	2007	May 31, 2007	2007	2007

Strategic Allocation Conservative (Number of Shares)
Shares sold	368,434	891,584	86,467	212,264
Dividends reinvested	—	141,243	—	17,003
Shares redeemed	(389,415)	(1,783,466)	(76,036)	(205,348)

Net increase (decrease) in shares outstanding	(20,981)	(750,639)	10,431	23,919

Strategic Allocation Conservative ($)
Shares sold	$4,076,039	$9,596,101	$947,887	$2,262,117
Dividends reinvested	—	1,505,653	—	181,079
Shares redeemed	(4,321,388)	(19,229,599)	(833,862)	(2,216,698)

Net increase (decrease)	$(245,349)	$(8,127,845)	$114,025	$226,498

	Class C		Class I

	Six Months		Six Months
	Ended		Ended	Year Ended
	November 30,	Year Ended	November 30,	May 31,
	2007	May 31, 2007	2007	2007

Strategic Allocation Conservative (Number of Shares)
Shares sold	126,797	73,265	35,238	295,805
Dividends reinvested	—	4,769	—	43,073
Shares redeemed	(36,053)	(37,003)	(135,481)	(729,907)

Net increase (decrease) in shares outstanding	90,744	41,031	(100,243)	(391,029)

Strategic Allocation Conservative ($)
Shares sold	$1,388,104	$794,307	$395,546	$3,242,696
Dividends reinvested	—	51,267	—	463,899
Shares redeemed	(398,661)	(401,267)	(1,519,420)	(7,890,356)

Net increase (decrease)	$989,443	$444,307	$(1,123,874)	$(4,183,761)

	Class O

	Six Months	November 15,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Strategic Allocation Conservative (Number of Shares)
Shares sold	240,076	357,544
Dividends reinvested	—	1,888
Shares redeemed	(85,769)	(46,747)

Net increase in shares outstanding	154,307	312,685

Strategic Allocation Conservative ($)
Shares sold	$2,646,695	$3,864,020
Dividends reinvested	—	20,091
Shares redeemed	(946,024)	(507,056)

Net increase	$1,700,671	$3,377,055

	Class A		Class B

	Six Months		Six Months
	Ended		Ended	Year Ended
	November 30,	Year Ended	November 30,	May 31,
	2007	May 31, 2007	2007	2007

Strategic Allocation Growth (Number of Shares)
Shares sold	273,662	1,048,307	71,936	278,859
Dividends reinvested	—	231,360	—	58,020
Shares redeemed	(691,130)	(2,340,609)	(179,142)	(271,105)

Net increase (decrease) in shares outstanding	(417,468)	(1,060,942)	(107,206)	65,774

Strategic Allocation Growth ($)
Shares sold	$3,687,068	$13,407,404	$960,253	$3,502,280
Dividends reinvested	—	2,975,235	—	736,855
Shares redeemed	(9,405,814)	(30,408,438)	(2,376,342)	(3,461,812)

Net increase (decrease)	$(5,718,746)	$(14,025,799)	$(1,416,089)	$777,323

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Six Months		Six Months
	Ended		Ended	Year Ended
	November 30,	Year Ended	November 30,	May 31,
	2007	May 31, 2007	2007	2007

Strategic Allocation Growth (Number of Shares)
Shares sold	38,575	128,448	103,363	505,343
Dividends reinvested	—	6,226	—	92,127
Shares redeemed	(22,955)	(40,889)	(503,059)	(1,210,267)

Net increase (decrease) in shares outstanding	15,620	93,785	(399,696)	(612,797)

Strategic Allocation Growth ($)
Shares sold	$519,075	$1,634,878	$1,410,479	$6,688,809
Dividends reinvested	—	79,509	—	1,193,038
Shares redeemed	(307,290)	(527,406)	(6,691,299)	(15,622,921)

Net increase (decrease)	$211,785	$1,186,981	$(5,280,820)	$(7,741,074)

	Class O

	Six Months	November 15,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Strategic Allocation Growth (Number of Shares)
Shares sold	625,791	821,535
Dividends reinvested	—	4,309
Shares redeemed	(197,863)	(73,871)

Net increase in shares outstanding	427,928	751,973

Strategic Allocation Growth ($)
Shares sold	$8,436,237	$10,796,808
Dividends reinvested	—	55,205
Shares redeemed	(2,663,741)	(967,515)

Net increase	$5,772,496	$9,884,498

	Class A		Class B

	Six Months		Six Months
	Ended		Ended	Year Ended
	November 30,	Year Ended	November 30,	May 31,
	2007	May 31, 2007	2007	2007

Strategic Allocation Moderate (Number of Shares)
Shares sold	343,796	1,223,782	73,173	354,232
Dividends reinvested	—	274,142	—	53,901
Shares redeemed	(800,695)	(2,350,065)	(197,626)	(403,741)

Net increase (decrease) in shares outstanding	(456,899)	(852,141)	(124,453)	4,392

Strategic Allocation Moderate ($)
Shares sold	$4,474,704	$15,043,577	$940,367	$4,323,749
Dividends reinvested	—	3,399,356	—	662,438
Shares redeemed	(10,443,720)	(29,307,970)	(2,534,896)	(4,987,540)

Net decrease	$(5,969,016)	$(10,865,037)	$(1,594,529)	$(1,353)

	Class C		Class I

	Six Months		Six Months
	Ended		Ended	Year Ended
	November 30,	Year Ended	November 30,	May 31,
	2007	May 31, 2007	2007	2007

Strategic Allocation Moderate (Number of Shares)
Shares sold	55,943	94,664	66,040	623,324
Dividends reinvested	—	6,038	—	66,228
Shares redeemed	(49,519)	(36,091)	(261,917)	(979,031)

Net increase (decrease) in shares outstanding	6,424	64,611	(195,877)	(289,479)

Strategic Allocation Moderate ($)
Shares sold	$726,213	$1,167,133	$870,679	$8,023,689
Dividends reinvested	—	75,172	—	829,839
Shares redeemed	(630,073)	(455,078)	(3,404,508)	(12,253,979)

Net increase (decrease)	$96,140	$787,227	$(2,533,829)	$(3,400,451)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class O

	Six Months	November 15,
	Ended	2006(1) to
	November 30,	May 31,
	2007	2007

Strategic Allocation Moderate (Number of Shares)
Shares sold	453,087	588,183
Dividends reinvested	—	1,471
Shares redeemed	(151,667)	(60,488)

Net increase in shares outstanding	301,420	529,166

Strategic Allocation Moderate ($)
Shares sold	$5,869,496	$7,408,814
Dividends reinvested	—	18,199
Shares redeemed	(1,966,293)	(767,615)

Net increase	$3,903,203	$6,659,398

(1)	Commencement of operations.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Fund currently limit investments in illiquid securities to 15% of its net assets. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Index Plus SmallCap	Alabama National Bancorp	3,950	09/25/07	$306,691	$305,296	0.2%
Strategic Allocation Conservative	Alabama National Bancorp	20	09/25/07	1,553	1,546	0.0%
Strategic Allocation Growth	Alabama National Bancorp	130	09/25/07	10,096	10,048	0.0%
Strategic Allocation Moderate	Alabama National Bancorp	90	09/25/07	6,989	6,956	0.0%

				$325,329	$323,846	0.2%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2007, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

Index Plus LargeCap	$30,913,851	$31,321,762
Index Plus MidCap	23,408,706	23,826,751
Index Plus SmallCap	23,877,696	24,421,069
Strategic Allocation Conservative	8,700,214	8,897,762
Strategic Allocation Growth	13,588,633	13,855,415
Strategic Allocation Moderate	17,687,685	18,036,652

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2007. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2007

	Ordinary	Long-Term
	Income	Capital Gains

Index Plus LargeCap	$4,165,215	$—
Index Plus MidCap	8,121,874	18,831,817
Index Plus SmallCap	5,692,753	8,327,721
Strategic Allocation Conservative	1,420,938	899,530
Strategic Allocation Growth	1,559,112	3,729,855
Strategic Allocation Moderate	2,012,196	3,194,342

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Currency
	Ordinary	Long Term	Appreciation/	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Carryforwards	Dates

Index Plus LargeCap	$1,907,903	$—	$107,406,038	$—	$(7,763,030)	2012
Index Plus MidCap	6,855,371	36,236,750	73,367,329	—	—	—
Index Plus SmallCap	3,221,683	14,575,473	34,207,254	—	—	—
Strategic Allocation Conservative	1,150,503	803,787	3,156,976	(630)	—	—
Strategic Allocation Growth	3,267,239	4,129,764	15,498,968	—	—	—
Strategic Allocation Moderate	3,175,581	3,489,124	13,761,556	(1,668)	—	—

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 13 — SUBSEQUENT EVENTS

On December 17, 2007, shareholders approved a proposal to convert each of the Strategic Allocation Funds to a fund-of-funds structure. It is expected that this will take place during the 1st quarter of 2008.

Dividends: Subsequent to November 30, 2007, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains	Payable Date	Record Date

Index Plus LargeCap

Class A	$0.2416	$—	$0.9867	December 20, 2007	December 17, 2007

Class B	$0.0698	$—	$0.9867	December 20, 2007	December 17, 2007

Class C	$0.1439	$—	$0.9867	December 20, 2007	December 17, 2007

Class I	$0.3005	$—	$0.9867	December 20, 2007	December 17, 2007

Class R	$0.1912	$—	$0.9867	December 20, 2007	December 17, 2007

Class O	$0.2547	$—	$0.9867	December 20, 2007	December 17, 2007

Index Plus MidCap

Class A	$0.0792	$0.3502	$2.8414	December 20, 2007	December 17, 2007

Class B	$—	$0.3502	$2.8414	December 20, 2007	December 17, 2007

Class C	$—	$0.3502	$2.8414	December 20, 2007	December 17, 2007

Class I	$0.1293	$0.3502	$2.8414	December 20, 2007	December 17, 2007

Class R	$0.0365	$0.3502	$2.8414	December 20, 2007	December 17, 2007

Class O	$0.0897	$0.3502	$2.8414	December 20, 2007	December 17, 2007

Index Plus SmallCap

Class A	$—	$0.4104	$1.8608	December 20, 2007	December 17, 2007

Class B	$—	$0.4104	$1.8608	December 20, 2007	December 17, 2007

Class C	$—	$0.4104	$1.8608	December 20, 2007	December 17, 2007

Class I	$—	$0.4104	$1.8608	December 20, 2007	December 17, 2007

Class R	$—	$0.4104	$1.8608	December 20, 2007	December 17, 2007

Class O	$—	$0.4104	$1.8608	December 20, 2007	December 17, 2007

Strategic Allocation Conservative

Class A	$0.3116	$0.2477	$0.4292	December 20, 2007	December 17, 2007

Class B	$0.2410	$0.2477	$0.4292	December 20, 2007	December 17, 2007

Class C	$0.2872	$0.2477	$0.4292	December 20, 2007	December 17, 2007

Class I	$0.3414	$0.2477	$0.4292	December 20, 2007	December 17, 2007

Class O	$0.3248	$0.2477	$0.4292	December 20, 2007	December 17, 2007

Strategic Allocation Growth

Class A	$0.1771	$0.4775	$1.0116	December 20, 2007	December 17, 2007

Class B	$0.0745	$0.4775	$1.0116	December 20, 2007	December 17, 2007

Class C	$0.0946	$0.4775	$1.0116	December 20, 2007	December 17, 2007

Class I	$0.2169	$0.4775	$1.0116	December 20, 2007	December 17, 2007

Class O	$0.1966	$0.4775	$1.0116	December 20, 2007	December 17, 2007

Strategic Allocation Moderate

Class A	$0.2429	$0.3946	$0.7823	December 20, 2007	December 17, 2007

Class B	$0.1431	$0.3946	$0.7823	December 20, 2007	December 17, 2007

Class C	$0.1539	$0.3946	$0.7823	December 20, 2007	December 17, 2007

Class I	$0.2796	$0.3946	$0.7823	December 20, 2007	December 17, 2007

Class O	$0.2605	$0.3946	$0.7823	December 20, 2007	December 17, 2007

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, the current NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.4%
		Advertising: 1.1%
81,700		Omnicom Group	$3,982,875

			3,982,875

		Aerospace/ Defense: 4.5%
11,800		Boeing Co.	1,091,972
15,000		General Dynamics Corp.	1,331,700
19,600		L-3 Communications Holdings, Inc.	2,168,740
26,500		Lockheed Martin Corp.	2,932,755
35,300		Northrop Grumman Corp.	2,781,287
42,600		Raytheon Co.	2,634,810
51,300		United Technologies Corp.	3,835,701

			16,776,965

		Agriculture: 1.7%
54,350		Altria Group, Inc.	4,215,386
9,400	L	Reynolds American, Inc.	658,188
23,400	L	UST, Inc.	1,354,860

			6,228,434

		Apparel: 1.4%
80,200		Nike, Inc.	5,265,130

			5,265,130

		Auto Manufacturers: 0.3%
22,100	L	Paccar, Inc.	1,118,481

			1,118,481

		Auto Parts & Equipment: 0.0%
4,700		Johnson Controls, Inc.	181,514

			181,514

		Banks: 3.7%
63,594		Bank of America Corp.	2,933,591
18,200		Comerica, Inc.	833,196
5,400		Commerce Bancorp., Inc.	215,028
26,500		Huntington Bancshares, Inc.	415,785
67,300		Regions Financial Corp.	1,778,739
95,043		Wachovia Corp.	4,086,849
106,100	L	Wells Fargo & Co.	3,440,823

			13,704,011

		Beverages: 3.5%
51,500		Anheuser-Busch Cos., Inc.	2,715,080
38,900		Coca-Cola Co.	2,415,690
35,150		Pepsi Bottling Group, Inc.	1,499,851
83,800		PepsiCo, Inc.	6,467,684

			13,098,305

		Biotechnology: 0.1%
3,500	@,L	Genzyme Corp.	262,255

			262,255

		Chemicals: 1.7%
2,100		Air Products & Chemicals, Inc.	207,984
15,100		Dow Chemical Co.	633,294
3,800		EI DuPont de Nemours & Co.	175,370
12,400	L	International Flavors & Fragrances, Inc.	621,736
29,500		Monsanto Co.	2,931,415
33,200		Sigma-Aldrich Corp.	1,747,980

			6,317,779

		Commercial Services: 0.5%
3,100	@,L	Apollo Group, Inc. — Class A	$237,212
17,050		McKesson Corp.	1,137,747
5,600	L	Robert Half International, Inc.	150,976
14,100		Western Union Co.	318,660

			1,844,595

		Computers: 6.0%
3,200	@	Affiliated Computer Services, Inc.	134,272
26,900	@	Apple, Inc.	4,901,718
5,100	@,L	Cognizant Technology Solutions Corp.	158,610
14,400	@,L	Computer Sciences Corp.	760,608
164,500	@	Dell, Inc.	4,036,830
43,100		Electronic Data Systems Corp.	873,206
45,200	@,L	EMC Corp.	871,004
85,909		Hewlett-Packard Co.	4,395,104
47,450	L	International Business Machines Corp.	4,990,791
11,400	@	Lexmark International, Inc.	397,632
23,000	@,L	Sandisk Corp.	861,120

			22,380,895

		Cosmetics/ Personal Care: 1.2%
10,000		Colgate-Palmolive Co.	800,800
47,220		Procter & Gamble Co.	3,494,280

			4,295,080

		Diversified Financial Services: 5.4%
9,700		Charles Schwab Corp.	235,807
62,750		Citigroup, Inc.	2,089,575
16,175		Discover Financial Services	280,960
7,500		Freddie Mac	263,025
22,600		Goldman Sachs Group, Inc.	5,122,064
136,000		JPMorgan Chase & Co.	6,204,320
9,300	L	Lehman Brothers Holdings, Inc.	582,459
40,750	L	Merrill Lynch & Co., Inc.	2,442,555
42,350		Morgan Stanley	2,232,692
13,200		SLM Corp.	502,656

			19,956,113

		Electric: 3.4%
17,500		Constellation Energy Group, Inc.	1,753,675
9,700		Duke Energy Corp.	191,963
33,500		Entergy Corp.	4,004,590
13,300		Exelon Corp.	1,078,231
18,500		FirstEnergy Corp.	1,268,360
6,500		FPL Group, Inc.	453,440
38,200		Public Service Enterprise Group, Inc.	3,657,268

			12,407,527

		Electrical Components & Equipment: 0.1%
3,900		Emerson Electric Co.	222,378

			222,378

		Electronics: 1.2%
45,300		Applera Corp. — Applied Biosystems Group	1,547,448
5,200	@	Thermo Electron Corp.	299,728
14,152	@@	Tyco Electronics Ltd.	529,143
25,300	@,L	Waters Corp.	1,974,412

			4,350,731

		Entertainment: 0.1%
5,400		International Game Technology	235,764

			235,764

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Food: 1.3%
45,750		General Mills, Inc.	$2,751,863
8,300		HJ Heinz Co.	392,590
41,700		Kroger Co.	1,198,875
10,000	L	WM Wrigley Jr. Co.	640,000

			4,983,328

		Forest Products & Paper: 0.3%
33,300		International Paper Co.	1,123,875

			1,123,875

		Hand/ Machine Tools: 0.7%
10,700		Black & Decker Corp.	884,355
16,000		Snap-On, Inc.	782,080
18,300		Stanley Works	954,345

			2,620,780

		Healthcare — Products: 1.2%
21,800		Baxter International, Inc.	1,305,166
37,650		Johnson & Johnson	2,550,411
3,900	@,L	St. Jude Medical, Inc.	155,025
4,000	L	Stryker Corp.	290,520

			4,301,122

		Healthcare — Services: 2.4%
24,900		Aetna, Inc.	1,391,412
26,500	@	Coventry Health Care, Inc.	1,533,820
25,650	@	Humana, Inc.	1,975,820
51,900		UnitedHealth Group, Inc.	2,854,500
15,500	@	WellPoint, Inc.	1,305,255

			9,060,807

		Household Products/ Wares: 0.2%
10,500		Kimberly-Clark Corp.	733,005

			733,005

		Insurance: 8.2%
55,500	@@	ACE Ltd.	3,320,565
3,300	L	Aflac, Inc.	206,712
32,800		Allstate Corp.	1,676,736
123,000		American International Group, Inc.	7,149,990
4,500		AON Corp.	224,865
23,900		Assurant, Inc.	1,563,777
95,300		Chubb Corp.	5,198,615
4,700		Cigna Corp.	251,967
16,232		Hartford Financial Services Group, Inc.	1,547,234
13,850	L	Metlife, Inc.	908,422
28,550		Prudential Financial, Inc.	2,687,697
102,400		Travelers Cos., Inc.	5,438,464

			30,175,044

		Internet: 1.9%
21,100	@,L	Amazon.com, Inc.	1,910,816
5,900	@,L	Expedia, Inc.	192,340
5,700	@	Google, Inc. — Class A	3,950,100
45,300	@	Symantec Corp.	806,340

			6,859,596

		Iron/ Steel: 0.2%
7,500		United States Steel Corp.	732,750

			732,750

		Lodging: 0.1%
5,900		Harrah’s Entertainment, Inc.	519,613

			519,613

		Machinery — Construction & Mining: 0.4%
21,100		Caterpillar, Inc.	$1,517,090

			1,517,090

		Machinery — Diversified: 0.7%
17,800		Cummins, Inc.	2,080,820
2,200		Deere & Co.	377,960

			2,458,780

		Media: 2.3%
15,900		Clear Channel Communications, Inc.	570,810
23,600	@,L	DIRECTV Group, Inc.	586,932
10,500	L	McGraw-Hill Cos., Inc.	515,340
10,000	@	Viacom - Class B	420,200
190,050		Walt Disney Co.	6,300,158

			8,393,440

		Mining: 1.2%
44,800		Freeport-McMoRan Copper & Gold, Inc.	4,432,064

			4,432,064

		Miscellaneous Manufacturing: 5.2%
15,000		3M Co.	1,248,900
12,000		Cooper Industries Ltd.	602,640
50,800		Dover Corp.	2,351,024
24,900		Eaton Corp.	2,223,819
213,350		General Electric Co.	8,169,167
5,300		Honeywell International, Inc.	300,086
13,000		Illinois Tool Works, Inc.	721,500
13,500		ITT Corp.	869,940
24,950		Parker Hannifin Corp.	1,981,779
15,252	@@	Tyco International Ltd.	612,063

			19,080,918

		Oil & Gas: 10.6%
106,034		Chevron Corp.	9,306,604
47,718		ConocoPhillips	3,819,349
2,900	L	Devon Energy Corp.	240,149
181,550	S	ExxonMobil Corp.	16,186,998
6,700		Hess Corp.	477,174
40,000		Marathon Oil Corp.	2,236,000
16,300		Murphy Oil Corp.	1,165,776
8,300	L	Noble Corp.	432,679
4,800		Noble Energy, Inc.	345,792
29,500		Occidental Petroleum Corp.	2,058,215
11,133	@	Transocean, Inc.	1,528,450
24,100		Valero Energy Corp.	1,568,187

			39,365,373

		Oil & Gas Services: 1.3%
56,359		Halliburton Co.	2,063,303
4,500	@,L	National Oilwell Varco, Inc.	306,675
28,000		Schlumberger Ltd.	2,616,600

			4,986,578

		Pharmaceuticals: 6.4%
3,000		Allergan, Inc.	201,120
30,500		AmerisourceBergen Corp.	1,383,785
71,600		Bristol-Myers Squibb Co.	2,121,508
79,300		Eli Lilly & Co.	4,198,935
3,600	@	Express Scripts, Inc.	243,900
21,900	@	Gilead Sciences, Inc.	1,019,226
5,500	@	Medco Health Solutions, Inc.	549,945
128,350		Merck & Co., Inc.	7,618,856
79,730		Pfizer, Inc.	1,894,385
119,000		Schering-Plough Corp.	3,724,700
26,400	@	Watson Pharmaceuticals, Inc.	773,784

			23,730,144

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Pipelines: 0.1%
6,900		Williams Cos., Inc.	$239,499

			239,499

		Retail: 4.9%
5,300	@,L	Autozone, Inc.	591,639
15,900	L	Best Buy Co., Inc.	811,695
28,100	@,L	Big Lots, Inc.	524,627
55,000	@	Coach, Inc.	2,042,700
33,800		Costco Wholesale Corp.	2,278,120
30,500		CVS Caremark Corp.	1,222,745
22,800	L	Family Dollar Stores, Inc.	536,940
56,700		Gap, Inc.	1,156,680
23,500		Lowe’s Cos., Inc.	573,635
55,450		McDonald’s Corp.	3,242,162
8,100		Polo Ralph Lauren Corp.	558,738
19,300	L	RadioShack Corp.	357,050
10,700	@,L	Starbucks Corp.	250,273
38,800		TJX Cos., Inc.	1,138,392
51,900		Wal-Mart Stores, Inc.	2,486,010
19,100	L	Wendy’s International, Inc.	535,373

			18,306,779

		Savings & Loans: 0.8%
134,700		Hudson City Bancorp., Inc.	2,050,134
55,500	L	Washington Mutual, Inc.	1,082,250

			3,132,384

		Semiconductors: 3.3%
21,700	L	Applied Materials, Inc.	408,611
223,600		Intel Corp.	5,831,488
4,200	@	MEMC Electronic Materials, Inc.	325,836
27,100	@	Novellus Systems, Inc.	704,871
130,650	@,L	Nvidia Corp.	4,120,701
25,900		Texas Instruments, Inc.	817,663

			12,209,170

		Software: 3.2%
18,100	@	Autodesk, Inc.	852,329
26,650	@	BMC Software, Inc.	881,582
54,500		CA, Inc.	1,334,705
201,950		Microsoft Corp.	6,785,520
29,400	@,L	Novell, Inc.	206,388
90,600	@	Oracle Corp.	1,828,308

			11,888,832

		Telecommunications: 5.3%
11,800	@,L	American Tower Corp.	537,372
163,914		AT&T, Inc.	6,263,154
10,600		CenturyTel, Inc.	451,878
147,450	@	Cisco Systems, Inc.	4,131,549
42,800		Corning, Inc.	1,039,612
17,500	@,L	Juniper Networks, Inc.	520,100
90,300		Qualcomm, Inc.	3,682,434
28,900		Sprint Nextel Corp.	448,528
58,700		Verizon Communications, Inc.	2,536,427

			19,611,054

		Transportation: 0.3%
6,400		CSX Corp.	268,800
7,600		Norfolk Southern Corp.	389,196
4,100		Union Pacific Corp.	517,174

			1,175,170

		Total Common Stock (Cost $298,045,812)	364,266,027

SHORT-TERM INVESTMENTS: 8.5%
		Mutual Fund: 0.0%
6,000	**	ING Institutional Prime Money Market Fund	$6,000

		Total Mutual Fund (Cost $6,000)	6,000

Principal
Amount		Value

	Securities Lending CollateralCC: 8.5%
$31,321,762	Bank of New York Mellon Corp. Institutional Cash Reserves	$31,321,762

	Total Securities Lending Collateral (Cost $31,321,762)	31,321,762

	Total Short-Term Investments (Cost $31,327,762)	31,327,762

Total Investments in Securities (Cost $329,373,574)*	106.9%	$395,593,789
Other Assets and Liabilities — Net	(6.9)	(25,596,626)

Net Assets	100.0%	$369,997,163

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $334,783,616.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$69,733,499
Gross Unrealized Depreciation	(8,923,326)

Net Unrealized Appreciation	$60,810,173

ING Index Plus LargeCap Fund Open Futures Contracts on November 30, 2007

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts
S&P 500	17	6,305,725	12/20/07	$10,498

				$10,498

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 96.2%
		Aerospace/ Defense: 0.4%
17,395		DRS Technologies, Inc.	$1,029,958
2,000	@	Sequa Corp.	349,900

			1,379,858

		Agriculture: 0.3%
17,100	L	Universal Corp.	917,928

			917,928

		Apparel: 0.5%
38,800	@	Warnaco Group, Inc.	1,431,720

			1,431,720

		Auto Manufacturers: 1.0%
65,100		Oshkosh Truck Corp.	3,130,659

			3,130,659

		Auto Parts & Equipment: 1.0%
19,800		BorgWarner, Inc.	1,912,878
40,200	@,L	Lear Corp.	1,183,488

			3,096,366

		Banks: 2.9%
63,091		Associated Banc-Corp.	1,716,706
63,005	L	Cathay General Bancorp.	1,825,885
181,211		Colonial BancGroup, Inc.	2,884,879
62,690		FirstMerit Corp.	1,292,041
7,800		TCF Financial Corp.	151,398
34,000		Webster Financial Corp.	1,145,460

			9,016,369

		Beverages: 1.0%
10,500	@,L	Hansen Natural Corp.	455,805
79,779		PepsiAmericas, Inc.	2,700,519

			3,156,324

		Biotechnology: 1.8%
9,500	@,L	Affymetrix, Inc.	198,075
5,800	@	Charles River Laboratories International, Inc.	368,474
19,777	@	Invitrogen Corp.	1,918,567
110,400	@,L	Millennium Pharmaceuticals, Inc.	1,627,296
42,950	@,L	PDL BioPharma, Inc.	760,645
29,400	@,L	Vertex Pharmaceuticals, Inc.	746,466

			5,619,523

		Chemicals: 4.5%
28,600		Airgas, Inc.	1,415,128
3,892		Albemarle Corp.	171,793
55,900		Cabot Corp.	1,924,078
13,400		CF Industries Holdings, Inc.	1,219,132
4,300		Cytec Industries, Inc.	263,762
26,722		Lubrizol Corp.	1,713,949
67,200		Lyondell Chemical Co.	3,171,840
19,400		Minerals Technologies, Inc.	1,297,860
73,608		Olin Corp.	1,541,352
37,600	@	Terra Industries, Inc.	1,420,528

			14,139,422

		Coal: 0.2%
13,200		Arch Coal, Inc.	499,752

			499,752

		Commercial Services: 4.2%
20,889	@	Alliance Data Systems Corp.	1,623,075
22,950	@,L	Career Education Corp.	659,354
27,050	@,W	ChoicePoint, Inc.	1,023,843
10,700	@	Corinthian Colleges, Inc.	186,822
6,800		Deluxe Corp.	214,812
24,100		DeVry, Inc.	1,325,018
25,700	@	Gartner, Inc.	485,473
12,363	@	ITT Educational Services, Inc.	1,398,750
32,287		Manpower, Inc.	1,972,736
38,273	@	MPS Group, Inc.	424,830
13,684		Rollins, Inc.	402,857
48,600		Sotheby’s	1,820,070
4,200		Strayer Education, Inc.	759,612
20,000	@	United Rentals, Inc.	465,400
39,500	@,L	Valassis Communications, Inc.	487,035

			13,249,687

		Computers: 3.3%
34,700	@	DST Systems, Inc.	2,940,825
72,600		Jack Henry & Associates, Inc.	1,942,776
31,800	@	NCR Corp.	761,292
42,468	@	SRA International, Inc.	1,161,075
58,270	@	Synopsys, Inc.	1,434,025
77,186	@,L	Western Digital Corp.	2,132,649

			10,372,642

		Cosmetics/ Personal Care: 0.5%
56,000		Alberto-Culver Co.	1,431,360

			1,431,360

		Distribution/ Wholesale: 0.7%
46,100	L	Fastenal Co.	1,827,404
23,783	@	Ingram Micro, Inc.	473,282

			2,300,686

		Diversified Financial Services: 2.2%
89,284	@,L	AmeriCredit Corp.	1,024,087
39,100		Eaton Vance Corp.	1,711,016
21,557	L	IndyMac Bancorp., Inc.	205,869
33,200		Jefferies Group, Inc.	848,592
88,438		Raymond James Financial, Inc.	2,872,466
7,600		Waddell & Reed Financial, Inc.	259,768

			6,921,798

		Electric: 3.7%
49,700		Alliant Energy Corp.	2,063,544
116,150	@	Aquila, Inc.	459,954
46,600		Energy East Corp.	1,288,024
8,864		MDU Resources Group, Inc.	241,899
122,063		Northeast Utilities	3,854,744
21,030		NSTAR	736,050
16,509		OGE Energy Corp.	587,720
31,946		Puget Energy, Inc.	896,724
4,700	W	SCANA Corp.	200,267
70,600		Sierra Pacific Resources	1,214,320
3,200		Wisconsin Energy Corp.	153,088

			11,696,334

		Electrical Components & Equipment: 1.1%
40,957	W	Ametek, Inc.	1,802,108
2,000	@,L	Energizer Holdings, Inc.	227,260
27,600		Hubbell, Inc.	1,516,068

			3,545,436

		Electronics: 3.9%
50,106		Amphenol Corp.	2,172,095
27,700	@	Arrow Electronics, Inc.	1,025,177
66,500	@	Avnet, Inc.	2,294,250
63,400		Gentex Corp.	1,256,588
46,710		National Instruments Corp.	1,558,713
38,187	@	Thomas & Betts Corp.	2,075,845
17,419	@	Varian, Inc.	1,220,201
47,171	@	Vishay Intertechnology, Inc.	589,166

			12,192,035

		Engineering & Construction: 1.5%
20,300	@	Dycom Industries, Inc.	571,242
30,100		Granite Construction, Inc.	1,234,702
59,500	@	KBR, Inc.	2,369,290

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Engineering & Construction (continued)
8,500	@	URS Corp.	$488,665

			4,663,899

		Entertainment: 0.4%
46,550	@	Macrovision Corp.	1,160,026
6,300	@	Scientific Games Corp.	204,057

			1,364,083

		Food: 1.2%
20,900		Corn Products International, Inc.	821,997
8,770		Hormel Foods Corp.	348,608
50,000		Ruddick Corp.	1,789,500
30,100	@	Smithfield Foods, Inc.	904,505

			3,864,610

		Forest Products & Paper: 0.3%
21,500		Potlatch Corp.	987,065

			987,065

		Gas: 2.4%
52,600		Energen Corp.	3,352,724
61,750		Vectren Corp.	1,812,980
66,400		WGL Holdings, Inc.	2,193,856

			7,359,560

		Hand/ Machine Tools: 0.2%
2,000		Kennametal, Inc.	156,100
5,800		Lincoln Electric Holdings, Inc.	404,666

			560,766

		Healthcare — Products: 5.4%
103,530		Densply International, Inc.	4,429,013
26,212	@,L	Edwards Lifesciences Corp.	1,296,183
20,764	@	Gen-Probe, Inc.	1,388,904
43,922	@	Henry Schein, Inc.	2,597,986
16,308	@	Hologic, Inc.	1,082,688
10,700	@	Intuitive Surgical, Inc.	3,506,176
18,800	@	Kinetic Concepts, Inc.	1,102,432
11,800	@,L	Techne Corp.	768,770
7,900	@	Ventana Medical Systems	701,678

			16,873,830

		Healthcare — Services: 1.8%
31,800	@,L	Apria Healthcare Group, Inc.	689,106
17,900	@,W	Covance, Inc.	1,563,207
46,100	@	Health Net, Inc.	2,239,538
24,463	@,L	Lincare Holdings, Inc.	836,390
5,700	@	WellCare Health Plans, Inc.	221,787

			5,550,028

		Home Builders: 1.4%
26,100	@,L	Hovnanian Enterprises, Inc.	197,316
32,500		MDC Holdings, Inc.	1,150,175
1,900	@,L	NVR, Inc.	934,800
46,550		Thor Industries, Inc.	1,640,888
15,700	@	Toll Brothers, Inc.	324,519

			4,247,698

		Household Products/ Wares: 1.1%
74,855	L	American Greetings Corp.	1,741,127
14,750		Blyth, Inc.	290,133
36,943		Tupperware Corp.	1,288,572

			3,319,832

		Insurance: 5.8%
68,656		American Financial Group, Inc.	2,006,128
63,552		Brown & Brown, Inc.	1,563,379
12,400		Commerce Group, Inc.	445,780
43,081	@@	Everest Re Group Ltd.	4,520,489
7,600		First American Corp.	259,768
24,525		Hanover Insurance Group, Inc.	1,106,078
77,353		HCC Insurance Holdings, Inc.	2,377,831
5,303		Mercury General Corp.	275,173
12,258		Protective Life Corp.	507,236
20,507	L	Radian Group, Inc.	232,549
21,735		Stancorp Financial Group, Inc.	1,132,176
28,453		Unitrin, Inc.	1,316,236
72,193		WR Berkley Corp.	2,207,662

			17,950,485

		Internet: 1.2%
24,400	@,L	Checkfree Corp.	1,161,440
52,550	@	McAfee, Inc.	2,046,823
12,000	@,L	NetFlix, Inc.	277,200
8,200	@,L	Valueclick, Inc.	193,848

			3,679,311

		Iron/ Steel: 1.0%
11,700		Cleveland-Cliffs, Inc.	1,055,340
22,600		Reliance Steel & Aluminum Co.	1,165,934
17,754		Steel Dynamics, Inc.	893,204

			3,114,478

		Leisure Time: 0.6%
67,900		Callaway Golf Co.	1,158,374
15,900	@,L	Life Time Fitness, Inc.	863,688

			2,022,062

		Machinery — Construction & Mining: 0.8%
41,700		Joy Global, Inc.	2,418,600

			2,418,600

		Machinery — Diversified: 2.4%
45,900	@	AGCO Corp.	3,164,346
9,800		Flowserve Corp.	922,082
5,200		Graco, Inc.	193,648
23,800		IDEX Corp.	849,660
19,747		Nordson Corp.	1,042,642
13,300		Wabtec Corp.	451,402
21,300	@	Zebra Technologies Corp.	821,541

			7,445,321

		Media: 0.8%
26,300		John Wiley & Sons, Inc.	1,108,545
22,700	@	Scholastic Corp.	799,948
787		Washington Post	634,716

			2,543,209

		Metal Fabricate/ Hardware: 0.3%
39,600	L	Worthington Industries	839,124

			839,124

		Miscellaneous Manufacturing: 2.6%
19,900		Carlisle Cos., Inc.	792,219
42,818		Crane Co.	1,924,241
6,000		Harsco Corp.	360,420
5,500		Matthews International Corp. — Class A	242,770
38,348		Pentair, Inc.	1,300,764
20,500		Roper Industries, Inc.	1,300,725
8,900		SPX Corp.	905,664
21,756		Teleflex, Inc.	1,312,539

			8,139,342

		Office Furnishings: 0.8%
37,903		Herman Miller, Inc.	1,040,437
39,251	L	HNI, Corp.	1,433,839

			2,474,276

		Oil & Gas: 4.1%
3,900	@,L	Bill Barrett Corp.	150,540
35,200	@	Denbury Resources, Inc.	1,876,864

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas (continued)
17,800	@,L	Forest Oil Corp.	$838,024
58,200		Frontier Oil Corp.	2,572,440
26,118		Helmerich & Payne, Inc.	902,377
4,450	@	Newfield Exploration Co.	221,833
34,500		Patterson-UTI Energy, Inc.	650,325
3,200		Pioneer Natural Resources Co.	142,624
35,997	@	Plains Exploration & Production Co.	1,814,609
44,100	@	Pride International, Inc.	1,453,977
5,700	@	Quicksilver Resources, Inc.	288,420
34,900	@	Southwestern Energy Co.	1,736,973

			12,649,006

		Oil & Gas Services: 4.0%
56,400	@,S	Cameron International Corp.	5,258,172
15,700	@	Exterran Holdings, Inc.	1,256,628
53,000	@	FMC Technologies, Inc.	2,945,740
51,050	@	Grant Prideco, Inc.	2,455,505
14,900	@	Superior Energy Services	520,010

			12,436,055

		Packaging & Containers: 0.8%
12,300		Packaging Corp. of America	347,967
66,041		Sonoco Products Co.	2,006,326

			2,354,293

		Pharmaceuticals: 2.6%
6,474	@	Cephalon, Inc.	485,032
48,800	@	Endo Pharmaceuticals Holdings, Inc.	1,337,608
25,700	L	Medicis Pharmaceutical Corp.	691,330
25,300	@	NBTY, Inc.	755,711
66,700		Perrigo Co.	2,061,030
60,800	@,L	Sepracor, Inc.	1,613,024
29,817	@,L	VCA Antech, Inc.	1,223,392

			8,167,127

		Pipelines: 1.7%
4,700		Equitable Resources, Inc.	248,442
48,900		National Fuel Gas Co.	2,330,085
58,100		Oneok, Inc.	2,701,650

			5,280,177

		Real Estate: 0.3%
10,700		Jones Lang LaSalle, Inc.	899,549

			899,549

		Retail: 6.3%
43,950	@	Aeropostale, Inc.	1,122,923
32,500		American Eagle Outfitters	743,925
18,350		Barnes & Noble, Inc.	705,558
5,100	@	BJ’s Wholesale Club, Inc.	190,995
4,907		CBRL Group, Inc.	164,188
12,400	@,L	Chipotle Mexican Grill, Inc.	1,651,060
15,900	@	Copart, Inc.	594,024
37,120	@,L	Dick’s Sporting Goods, Inc.	1,160,371
53,243	@	Dollar Tree Stores, Inc.	1,525,944
60,100	@	GameStop Corp.	3,452,745
28,000		Guess ?, Inc.	1,314,040
46,600	@	Hanesbrands, Inc.	1,315,518
46,900		MSC Industrial Direct Co.	2,027,018
6,500	@	O’Reilly Automotive, Inc.	213,590
26,800		Phillips-Van Heusen	1,136,856
33,065		Ross Stores, Inc.	872,255
54,600	@	Urban Outfitters, Inc.	1,430,520

			19,621,530

		Savings & Loans: 0.6%
51,100		Astoria Financial Corp.	1,279,544
44,218		First Niagara Financial Group, Inc.	549,630

			1,829,174

		Semiconductors: 2.0%
14,800	@	Cypress Semiconductor Corp.	491,656
47,300	@	Fairchild Semiconductor International, Inc.	750,178
10,920	@	Integrated Device Technology, Inc.	132,460
22,200	@,L	International Rectifier Corp.	721,944
52,800		Intersil Corp.	1,316,832
44,961	@	Lam Research Corp.	2,061,462
52,100	@	Semtech Corp.	795,046

			6,269,578

		Software: 3.0%
90,700	@	Activision, Inc.	2,009,005
3,700	@,L	Advent Software, Inc.	187,812
64,400		Broadridge Financial Solutions ADR	1,466,388
16,200	@	Cerner Corp.	967,950
13,017	@,L	CSG Systems International	215,692
25,638		Dun & Bradstreet Corp.	2,287,679
7,100		Global Payments, Inc.	306,862
23,900	@	Metavante Technologies, inc.	544,442
59,331	@	Sybase, Inc.	1,521,247

			9,507,077

		Telecommunications: 4.0%
105,791	@	3Com Corp.	455,959
35,100	@	ADC Telecommunications, Inc.	581,256
45,600	@	Andrew Corp.	668,496
184,705	@	Cincinnati Bell, Inc.	879,196
20,866	@,L	CommScope, Inc.	845,073
46,231		Harris Corp.	2,901,920
52,700	@	NeuStar, Inc.	1,674,279
21,000		Plantronics, Inc.	563,850
221,900	@,L	RF Micro Devices, Inc.	1,282,582
41,523		Telephone & Data Systems, Inc.	2,584,807

			12,437,418

		Textiles: 0.5%
19,243	@,L	Mohawk Industries, Inc.	1,547,907

			1,547,907

		Transportation: 1.1%
31,680		Con-way, Inc.	1,339,430
39,200		Tidewater, Inc.	1,916,488
9,100	@,L	YRC Worldwide, Inc.	161,161

			3,417,079

		Total Common Stock (Cost $262,459,904)	299,931,448

REAL ESTATE INVESTMENT TRUSTS: 2.6%
		Apartments: 0.1%
9,100		Camden Property Trust	478,751

			478,751

		Hotels: 0.4%
33,000		Hospitality Properties Trust	1,205,820

			1,205,820

		Regional Malls: 0.6%
23,000		Macerich Co.	1,785,950

			1,785,950

		Single Tenant: 0.2%
27,600		Realty Income Corp.	786,600

			786,600

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Warehouse/ Industrial: 1.3%
64,800		AMB Property Corp.	$3,963,168

			3,963,168

		Total Real Estate Investment Trusts (Cost $8,055,890)	8,220,289

		Total Long-Term Investments (Cost $270,515,794)	308,151,737

SHORT-TERM INVESTMENTS: 8.7%
		Mutual Fund: 0.8%
2,400,000	**	ING Institutional Prime Money Market Fund 2,400,000
			$2,400,000

		Total Mutual Fund (Cost $2,400,000)	2,400,000

Principal
Amount		Value

	Repurchase Agreement: 0.3%
$854,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $854,320 to be received upon repurchase (Collateralized by $1,545,000 Resolution Funding Corporation, Discount Note, Market Value $873,280, due 07/15/20)	$854,000

	Total Repurchase Agreement (Cost $854,000)	854,000

	Securities Lending CollateralCC: 7.6%
23,826,751	Bank of New York Mellon Corp. Institutional Cash Reserves
		23,826,751

	Total Securities Lending Collateral (Cost $23,826,751)	23,826,751

	Total Short-Term Investments (Cost $27,080,751)	27,080,751

Total Investments in Securities (Cost $297,596,545)*	107.5%	$335,232,488
Other Assets and Liabilities-Net	(7.5)	(23,381,695)

Net Assets	100.0%	$311,850,793

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $299,897,327.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,504,867
Gross Unrealized Depreciation	(11,169,706)

Net Unrealized Appreciation	$35,335,161

ING Index Plus MidCap Fund Open Futures Contracts on November 30, 2007

	Number of	Notional	Expiration	Unrealized
Contract Description	Contracts	Market Value ($)	Date	Depreciation

Long Contracts
MidCap 400	9	3,882,150	12/20/07	$(45,754)

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 97.5%
		Advertising: 0.2%
7,952	@	inVentiv Health, Inc.	$232,039

			232,039

		Aerospace/ Defense: 2.0%
20,800		Curtiss-Wright Corp.	1,121,952
4,650	L	EDO Corp.	259,563
5,350	@	Esterline Technologies Corp.	279,377
6,800	@	Moog, Inc.	306,544
10,400	@	Teledyne Technologies, Inc.	563,888
2,050		Triumph Group, Inc.	166,583

			2,697,907

		Agriculture: 0.1%
29,550	@	Alliance One International, Inc.	122,042

			122,042

		Airlines: 0.5%
11,700	@	Frontier Airlines Holdings, Inc.	71,370
23,817		Skywest, Inc.	626,625

			697,995

		Apparel: 2.6%
23,270	@,L	CROCS, Inc.	908,228
5,100	@	Deckers Outdoor Corp.	735,267
30,950	@,L	Iconix Brand Group, Inc.	705,351
6,111		Kellwood Co.	91,604
4,100	@,L	Maidenform Brands, Inc.	53,587
12,650	@	Skechers USA, Inc.	286,523
7,400	@,L	Volcom, Inc.	199,578
25,423		Wolverine World Wide, Inc.	629,728

			3,609,866

		Auto Manufacturers: 0.0%
5,650		Wabash National Corp.	39,042

			39,042

		Auto Parts & Equipment: 0.1%
5,750	L	Superior Industries International	106,490

			106,490

		Banks: 5.8%
3,950	I	Alabama National Bancorp	305,296
35,200		Boston Private Financial Holdings, Inc.	969,408
10,500	L	Cascade Bancorp	182,070
12,980		Central Pacific Financial Corp.	262,326
12,750		Chittenden Corp.	446,633
7,000		Community Bank System, Inc.	141,190
16,900	L	Corus Bankshares, Inc.	160,381
28,441		East-West Bancorp., Inc.	766,485
15,745	@@,L	First Bancorp	102,972
3,438		First Indiana Corp.	109,500
16,511	L	Fremont General Corp.	41,443
46,080	L	Frontier Financial Corp.	882,893
3,100	L	Glacier Bancorp., Inc.	61,721
23,833		Hanmi Financial Corp.	228,558
6,800	L	Independent Bank Corp.	65,008
8,790	L	Nara Bancorp., Inc.	117,259
11,176		Provident Bankshares Corp.	262,077
8,050	@	Signature Bank	298,253
46,900		South Financial Group, Inc.	840,448
6,550	L	Sterling Bancshares, Inc.	80,827
12,966	L	Susquehanna Bancshares, Inc.	257,894
41,079		UCBH Holdings, Inc.	660,550
7,350	L	Umpqua Holdings Corp.	118,629
5,201		United Bankshares, Inc.	161,647
4,000	L	United Community Banks, Inc.	75,840
2,559		Whitney Holding Corp.	70,117
10,950		Wilshire Bancorp., Inc.	102,054
3,400		Wintrust Financial Corp.	120,088

			7,891,567

		Biotechnology: 0.9%
11,660	@	Arqule, Inc.	75,673
20,400	@	CryoLife, Inc.	146,472
11,400	@,L	Enzo Biochem, Inc.	124,944
7,250	@	Lifecell Corp.	293,988
10,400	@,L	Martek Biosciences Corp.	268,944
11,903	@	Regeneron Pharmaceuticals, Inc.	259,247

			1,169,268

		Building Materials: 1.5%
21,150		Apogee Enterprises, Inc.	469,953
7,150	@	Drew Industries, Inc.	195,338
5,074		Gibraltar Industries, Inc.	70,935
22,592		Lennox International, Inc.	764,513
7,250	@,L	NCI Building Systems, Inc.	248,893
3,800	L	Texas Industries, Inc.	263,644
2,664		Universal Forest Products, Inc.	76,217

			2,089,493

		Chemicals: 1.2%
14,616		HB Fuller Co.	369,639
10,000	@	OM Group, Inc.	562,900
2,170		Penford Corp.	52,514
3,896		Quaker Chemical Corp.	84,855
14,100		Schulman A, Inc.	303,996
14,300		Tronox, Inc.	115,830
7,860	@	Zep, Inc.	103,202

			1,592,936

		Coal: 0.9%
29,400		Massey Energy Co.	998,130
6,800	@	Patriot Coal Corp.	229,908

			1,228,038

		Commercial Services: 4.4%
7,700		Aaron Rents, Inc.	154,847
4,750		ABM Industries, Inc.	96,900
7,439		Administaff, Inc.	243,107
11,590		Arbitron, Inc.	461,862
5,350	@,L	Bankrate, Inc.	209,399
9,580		Bowne & Co., Inc.	173,015
6,450	@	Bright Horizons Family Solutions, Inc.	243,746
6,300		CDI Corp.	168,021
10,141		Chemed Corp.	549,135
1,466	@	Consolidated Graphics, Inc.	75,836
2,968		CPI Corp.	82,392
10,350		Healthcare Services Group	226,665
4,376		Heidrick & Struggles International, Inc.	158,718
2,005	@	Kendle International, Inc.	86,556
15,066	@	Labor Ready, Inc.	226,743
13,552	@	Live Nation, Inc.	181,868
13,600		MAXIMUS, Inc.	530,400
6,550	@	Midas, Inc.	107,289
6,900	@	Parexel International Corp.	305,325
2,850	@	Pharmanet Development Group	112,575
4,912	@,L	Pre-Paid Legal Services, Inc.	245,649
35,935	@	Spherion Corp.	279,574
6,660	@	Volt Information Sciences, Inc.	84,715
13,864		Watson Wyatt Worldwide, Inc.	638,437
10,200	@	Wright Express Corp.	387,090

			6,029,864

		Computers: 3.1%
2,650	@	Ansoft Corp.	76,877
10,964	@	CACI International, Inc.	497,656
24,506	@	Ciber, Inc.	167,131
10,736		Factset Research Systems, Inc.	672,932
4,650	@	Hutchinson Technology, Inc.	122,342

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Computers (continued)
6,857	@	Manhattan Associates, Inc.	$186,030
9,600	@,L	Mercury Computer Systems, Inc.	140,736
15,710	@	Micros Systems, Inc.	1,133,319
11,800	@	Radiant Systems, Inc.	188,446
2,150	@	SI International, Inc.	55,814
14,300	@,L	Stratasys, Inc.	357,357
13,500	@	SYKES Enterprises, Inc.	249,210
5,650	@	Synaptics, Inc.	313,801

			4,161,651

		Cosmetics/ Personal Care: 0.4%
8,700	@,L	Chattem, Inc.	616,917

			616,917

		Distribution/ Wholesale: 1.5%
22,850	@	Brightpoint, Inc.	379,539
20,750	@	LKQ Corp.	823,983
2,050		Owens & Minor, Inc.	80,504
8,250	@,L	Scansource, Inc.	291,060
5,200	@	United Stationers, Inc.	263,432
4,150		Watsco, Inc.	150,438

			1,988,956

		Diversified Financial Services: 2.0%
17,670	L	Financial Federal Corp.	390,330
17,161	@	Investment Technology Group, Inc.	783,914
27,049	@,L	LaBranche & Co., Inc.	143,630
19,100		OptionsXpress Holdings, Inc.	580,831
4,987	@	Piper Jaffray Cos	230,998
2,850	@,L	Portfolio Recovery Associates, Inc.	114,798
27,471		SWS Group, Inc.	372,507
5,550	@,L	TradeStation Group, Inc.	66,212
1,678	@,L	World Acceptance, Corp.	52,974

			2,736,194

		Electric: 1.1%
2,640		Central Vermont Public Service Corp.	73,022
39,600		Cleco Corp.	1,106,424
11,609	@	El Paso Electric Co.	298,467

			1,477,913

		Electrical Components & Equipment: 1.1%
7,150	@	Advanced Energy Industries, Inc.	103,747
17,500		Belden Cdt, Inc.	805,875
14,300	@	C&D Technologies, Inc.	75,647
13,174	@,L	Greatbatch, Inc.	271,121
7,155	@	Littelfuse, Inc.	238,619

			1,495,009

		Electronics: 6.7%
4,000		Analogic Corp.	215,280
21,650	@,L	Benchmark Electronics, Inc.	388,618
14,300		Brady Corp.	572,429
12,414	@,L	Checkpoint Systems, Inc.	294,957
9,795	@	Coherent, Inc.	281,802
12,182		Cubic Corp.	480,945
7,332	@	Cymer, Inc.	301,125
8,635	@,L	Dionex Corp.	729,398
16,100	@,L	Electro Scientific Industries, Inc.	326,025
11,400	@	Faro Technologies, Inc.	308,028
7,600	@,L	FEI Co.	189,316
17,800	@	Flir Systems, Inc.	1,223,394
4,840	@,L	Itron, Inc.	375,342
4,940		Keithley Instruments, Inc.	46,930
9,250	@	LoJack Corp.	161,968
20,988		Methode Electronics, Inc.	252,905
7,712		Park Electrochemical Corp.	227,118
8,620	@,L	Planar Systems, Inc.	48,962
9,400	@	Plexus Corp.	279,744
2,850	@,L	Rogers Corp.	125,571
18,250		Technitrol, Inc.	488,553
30,976	@	Trimble Navigation Ltd.	1,148,280
14,350	@	TTM Technologies, Inc.	173,492
7,104		Woodward Governor Co.	486,908

			9,127,090

		Energy — Alternate Sources: 0.3%
34,723	@,L	Headwaters, Inc.	416,676

			416,676

		Engineering & Construction: 1.8%
38,494	@	EMCOR Group, Inc.	1,025,480
23,650	@,S	Shaw Group, Inc.	1,499,883

			2,525,363

		Entertainment: 0.2%
4,761	@,L	Pinnacle Entertainment, Inc.	130,689
12,100	@,L	Shuffle Master, Inc.	161,777

			292,466

		Environmental Control: 0.7%
5,600	@	Tetra Tech, Inc.	116,032
24,682	@	Waste Connections, Inc.	785,628

			901,660

		Food: 1.6%
24,228		Flowers Foods, Inc.	562,816
3,500	@,L	Great Atlantic & Pacific Tea Co.	105,175
11,466	@,L	Hain Celestial Group, Inc.	379,295
4,200	L	Nash Finch Co.	149,898
2,850	@	Performance Food Group Co.	78,917
4,262	@	Ralcorp Holdings, Inc.	261,644
2,150	L	Sanderson Farms, Inc.	66,779
3,750		Spartan Stores, Inc.	84,375
14,062	@,L	TreeHouse Foods, Inc.	331,441
4,000	@	United Natural Foods, Inc.	117,160

			2,137,500

		Forest Products & Paper: 1.1%
36,842	@	Buckeye Technologies, Inc.	526,104
6,350		Neenah Paper, Inc.	191,643
23,930		Rock-Tenn Co.	631,273
3,257		Schweitzer-Mauduit International, Inc.	86,962
13,553		Wausau Paper Corp.	127,805

			1,563,787

		Gas: 3.3%
7,407		Atmos Energy Corp.	193,989
12,956		New Jersey Resources Corp.	653,630
20,411		Northwest Natural Gas Co.	979,116
30,300	L	Piedmont Natural Gas Co.	789,012
6,150		South Jersey Industries, Inc.	226,935
22,450	S	Southern Union Co.	670,133
38,308		UGI Corp.	1,012,864

			4,525,679

		Hand/ Machine Tools: 0.8%
24,850		Baldor Electric Co.	838,688
4,450		Regal-Beloit Corp.	209,506

			1,048,194

		Healthcare — Products: 3.9%
13,400	@,L	American Medical Systems Holdings, Inc.	183,178
6,900	@	Arthrocare Corp.	373,497
7,950	L	Cooper Cos., Inc.	342,089
9,900	@	Cyberonics	135,036
8,450	@	Haemonetics Corp.	490,185
5,350	@,L	ICU Medical, Inc.	198,592
12,878	@	Idexx Laboratories, Inc.	779,119

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Healthcare — Products (continued)
16,759	@	Immucor, Inc.	$555,896
3,050	L	Invacare Corp.	79,300
11,590		LCA-Vision, Inc.	188,453
4,280	L	Mentor Corp.	160,885
6,200		Meridian Bioscience, Inc.	191,270
8,450	@	Merit Medical Systems, Inc.	122,779
9,607	@	Osteotech, Inc.	78,970
3,850	@,L	Palomar Medical Technologies, Inc.	67,529
19,950	@,L	PSS World Medical, Inc.	382,641
15,658	@	Respironics, Inc.	771,313
1,380	@,L	SurModics, Inc.	71,263
4,850	@	Symmetry Medical, Inc.	81,674

			5,253,669

		Healthcare — Services: 3.4%
4,650	@	Amedisys, Inc.	198,369
19,423	@	AMERIGROUP Corp.	667,569
13,831	@	Amsurg Corp.	357,670
12,311	@	Centene Corp.	307,775
6,625	@,L	Gentiva Health Services, Inc.	119,648
10,440	@,L	Healthways, Inc.	609,383
4,400	@,L	Matria Healthcare, Inc.	99,968
6,894	@	Medcath Corp.	175,245
8,800	@,L	Molina Healthcare, Inc.	329,912
13,130	@	Pediatrix Medical Group, Inc.	848,986
4,100	@	RehabCare Group, Inc.	94,710
15,350	@	Sierra Health Services, Inc.	640,863
8,166	@	Sunrise Senior Living, Inc.	256,331

			4,706,429

		Home Builders: 0.6%
40,631	@,L	Champion Enterprises, Inc.	366,492
14,350	L	M/ I Homes, Inc.	143,931
4,200		Skyline Corp.	142,380
6,790	L	Winnebago Industries	146,121

			798,924

		Home Furnishings: 0.4%
12,135	L	Ethan Allen Interiors, Inc.	346,576
4,050	@	Universal Electronics, Inc.	149,648

			496,224

		Household Products/ Wares: 0.8%
14,550	@,L	Central Garden and Pet Co.	76,388
18,200	@,L	Fossil, Inc.	788,788
24,800	@	Spectrum Brands, Inc.	128,216
2,050		WD-40 Co.	81,324

			1,074,716

		Housewares: 0.5%
11,815		Toro Co.	657,505

			657,505

		Insurance: 4.8%
19,217		Delphi Financial Group	738,701
1,585		Hilb Rogal & Hobbs Co.	67,759
1,620		Infinity Property & Casualty Corp.	63,326
5,830		Landamerica Financial Group, Inc.	153,446
23,077	@	Philadelphia Consolidated Holding Co.	982,619
9,681		Presidential Life Corp.	166,900
19,999	@,L	ProAssurance Corp.	1,096,745
16,384		RLI Corp.	976,978
9,994		Safety Insurance Group, Inc.	364,881
28,110		Selective Insurance Group	663,115
4,300		Tower Group, Inc.	139,406
16,850		United Fire & Casualty Co.	519,317
13,540		Zenith National Insurance Corp.	569,086

			6,502,279

		Internet: 2.7%
8,940	@	Blue Coat Systems, Inc.	323,717
7,800	@,L	Blue Nile, Inc.	575,718
31,145	@,L	Cybersource Corp.	455,028
6,850	@	DealerTrack Holdings, Inc.	291,399
10,050	@	Infospace, Inc.	178,991
19,220	@,L	j2 Global Communications, Inc.	467,430
6,550	@	Knot, Inc.	86,460
23,550	@	Napster, Inc.	65,469
9,885	@	PC-Tel, Inc.	74,039
18,800	@	Perficient, Inc.	315,276
17,679	@,L	Secure Computing Corp.	160,349
5,761	@,L	Stamps.com, Inc.	73,165
18,334		United Online, Inc.	275,743
17,430	@,L	Websense, Inc.	284,806

			3,627,590

		Iron/ Steel: 0.0%
6,020	@	Material Sciences Corp.	49,785

			49,785

		Leisure Time: 0.9%
17,000	L	Polaris Industries, Inc.	774,520
12,550	@,L	WMS Industries, Inc.	419,170

			1,193,690

		Lodging: 0.0%
2,600	@	Monarch Casino & Resort, Inc.	66,508

			66,508

		Machinery — Construction & Mining: 0.1%
4,850	@,L	Astec Industries, Inc.	182,166

			182,166

		Machinery — Diversified: 1.7%
16,271		Applied Industrial Technologies, Inc.	491,547
8,250		Briggs & Stratton Corp.	188,100
3,300		Cascade Corp.	199,089
12,900		Cognex Corp.	261,483
18,193	@	Gardner Denver, Inc.	602,370
5,450	@	Intevac, Inc.	85,565
2,950		Lindsay Manufacturing Co.	156,114
4,059		Robbins & Myers, Inc.	278,042

			2,262,310

		Metal Fabricate/ Hardware: 1.4%
5,380		AM Castle & Co.	135,038
5,550		Kaydon Corp.	280,886
1,707		Lawson Products	57,748
18,100		Mueller Industries, Inc.	547,163
10,815		Quanex Corp.	541,183
4,550		Valmont Industries, Inc.	357,130

			1,919,148

		Mining: 0.7%
6,100		Amcol International Corp.	231,678
5,350	@	Brush Engineered Materials, Inc.	239,306
4,600	@,L	Century Aluminum Co.	263,764
2,550	@	RTI International Metals, Inc.	187,272

			922,020

		Miscellaneous Manufacturing: 2.6%
15,721		Acuity Brands, Inc.	620,822
6,175		AO Smith Corp.	218,533
18,918		Aptargroup, Inc.	798,529
10,750		Barnes Group, Inc.	332,820
9,095	@	Ceradyne, Inc.	449,657
14,450		Clarcor, Inc.	514,565
7,600	@	EnPro Industries, Inc.	232,560
7,930	@	Lydall, Inc.	76,842
6,650		Myers Industries, Inc.	132,734

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Miscellaneous Manufacturing (continued)
23,420	@,L	Sturm Ruger & Co., Inc.	$216,635

			3,593,697

		Office Furnishings: 0.1%
11,125		Interface, Inc.	194,020

			194,020

		Oil & Gas: 2.6%
14,900	@	Atwood Oceanics, Inc.	1,300,025
13,452		Cabot Oil & Gas Corp.	463,018
1,500		Penn Virginia Corp.	62,430
21,000		St. Mary Land & Exploration Co.	825,300
13,500	@	Stone Energy Corp.	610,200
2,197	@,L	Swift Energy Co.	89,000
3,442	@	Unit Corp.	153,926

			3,503,899

		Oil & Gas Services: 3.9%
7,988	@	Dril-Quip, Inc.	450,683
29,503	@	Helix Energy Solutions Group, Inc.	1,197,500
7,600	@,L	Hornbeck Offshore Services, Inc.	312,892
18,200	@	ION Geophysical Corp.	280,826
6,739		Lufkin Industries, Inc.	350,495
7,800	@,L	Matrix Service Co.	203,502
4,300	@	NATCO Group, Inc.	204,422
21,020	@	Oceaneering International, Inc.	1,341,286
6,249	@,L	SEACOR Holdings, Inc.	565,972
3,550	@	Superior Well Services, Inc.	68,835
6,190	@	W-H Energy Services, Inc.	312,595

			5,289,008

		Packaging & Containers: 0.0%
10,200		Chesapeake Corp.	62,220

			62,220

		Pharmaceuticals: 1.2%
6,350	@,L	Alpharma, Inc.	133,350
4,030	@,L	Bradley Pharmaceuticals, Inc.	79,351
7,450	@,L	HealthExtras, Inc.	197,947
17,282	@	MGI Pharma, Inc.	598,130
4,450	@	PetMed Express, Inc.	56,693
9,540	@,L	Sciele Pharma, Inc.	212,933
17,410	@	Theragenics Corp.	68,421
3,988	@,L	USANA Health Sciences, Inc.	166,220
20,950	@,L	Viropharma, Inc.	187,293

			1,700,338

		Retail: 6.9%
16,100		Big 5 Sporting Goods Corp.	264,523
11,813		Brown Shoe Co., Inc.	200,467
6,800	@,L	Buffalo Wild Wings, Inc.	196,588
4,200	@	California Pizza Kitchen, Inc.	66,822
26,916		Casey’s General Stores, Inc.	780,564
8,020		Cash America International, Inc.	288,560
10,958		Cato Corp.	165,027
9,289	@,L	CEC Entertainment, Inc.	264,737
23,350		Christopher & Banks Corp.	376,402
11,096	@,L	Dress Barn, Inc.	156,897
5,450	@,L	Genesco, Inc.	168,950
8,778	@	Gymboree Corp.	292,834
7,404	@,L	Hibbett Sporting Goods, Inc.	158,594
17,910	@,L	HOT Topic, Inc.	113,012
5,190	L	IHOP Corp.	263,341
21,990	@	Jack in the Box, Inc.	658,601
8,500	@,L	Jo-Ann Stores, Inc.	139,910
13,600	@,L	JOS A Bank Clothiers, Inc.	352,104
5,100		Longs Drug Stores Corp.	269,892
22,256		Men’s Wearhouse, Inc.	768,277
2,550		Movado Group, Inc.	70,635
10,230	@,L	Panera Bread Co.	409,916
3,530	@	Papa John’s International, Inc.	83,132
37,400	@,L	Quiksilver, Inc.	396,440
6,800	@,L	Red Robin Gourmet Burgers, Inc.	269,008
9,408	@,L	School Specialty, Inc.	335,772
11,651	@,L	Select Comfort Corp.	123,967
28,432	@,L	Sonic Corp.	693,741
13,200	@,L	Texas Roadhouse, Inc.	166,188
6,550	@,L	Tractor Supply Co.	268,681
10,691	@,L	Tween Brands, Inc.	269,199
2,500		World Fuel Services Corp.	79,100
8,650	@,L	Zumiez, Inc.	240,470

			9,352,351

		Savings & Loans: 1.1%
7,550	L	Anchor Bancorp. Wisconsin, Inc.	191,921
32,250		BankAtlantic Bancorp., Inc.	124,163
39,991	L	Bankunited Financial Corp.	319,128
11,800		Dime Community Bancshares	160,126
17,571	@,L	FirstFed Financial Corp.	615,336
5,750	L	Flagstar Bancorp., Inc.	36,225

			1,446,899

		Semiconductors: 2.9%
7,509	@	Actel Corp.	82,299
15,900	@	AMIS Holdings, Inc.	121,953
4,850	@	ATMI, Inc.	145,937
5,500	@,L	Cabot Microelectronics Corp.	205,700
5,750		Cohu, Inc.	89,988
10,750	@,L	Diodes, Inc.	316,265
37,700	@,L	Kulicke & Soffa Industries, Inc.	266,916
5,750	@,L	Microsemi Corp.	131,560
5,350	@	MKS Instruments, Inc.	97,210
24,771	@	Pericom Semiconductor Corp.	410,455
63,295	@,L	Skyworks Solutions, Inc.	574,719
10,850	@	Standard Microsystems Corp.	382,680
2,050	@,L	Supertex, Inc.	69,598
26,875	@	Varian Semiconductor Equipment Associates, Inc.	1,115,581

			4,010,861

		Software: 2.8%
12,550	@,L	Allscripts Healthcare Solutions, Inc.	222,010
24,332	@	Ansys, Inc.	945,542
26,077	@	Captaris, Inc.	105,873
8,350	@	Concur Technologies, Inc.	313,626
27,250	@,L	Informatica Corp.	467,338
3,616	@	JDA Software Group, Inc.	75,719
5,790	@	Mantech International Corp.	224,015
11,450	@	Omnicell, Inc.	301,937
19,200	@	Phase Forward, Inc.	468,480
13,005	@	Progress Software Corp.	411,348
7,100	@,L	Smith Micro Software, Inc.	56,871
5,958	@	SPSS, Inc.	215,322
2,700	@	THQ, Inc.	66,015

			3,874,096

		Telecommunications: 2.4%
20,500	@	Adaptec, Inc.	68,675
10,700	@,L	Anixter International, Inc.	690,150
19,200	@,L	Arris Group, Inc.	200,256
9,720	@	C-COR, Inc.	119,362
7,600	@	Comtech Telecommunications	377,416
27,055	@	Harmonic, Inc.	280,560
17,200	@	Netgear, Inc.	582,908
20,410	@	Network Equipment Technologies, Inc.	253,900
20,150	@,L	Novatel Wireless, Inc.	313,131
20,400	@,L	Symmetricom, Inc.	87,924
6,150	@	Tollgrade Communications, Inc.	48,831

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Telecommunications (continued)
7,750	@	Viasat, Inc.	$258,463

			3,281,576

		Textiles: 0.7%
17,885		G&K Services, Inc.	727,383
7,150		Unifirst Corp.	267,196

			994,579

		Toys/ Games/ Hobbies: 0.2%
7,275	@	Jakks Pacific, Inc.	183,621
2,200	@	RC2 Corp.	63,976

			247,597

		Transportation: 2.0%
6,100	@,L	Bristow Group, Inc.	335,500
13,142	@	HUB Group, Inc.	342,743
27,700	@,L	Kansas City Southern	953,711
16,650	@	Kirby Corp.	800,366
5,350		Landstar System, Inc.	212,823
3,602	@	Old Dominion Freight Line	81,153

			2,726,296

		Water: 0.3%
8,450		American States Water Co.	351,943

			351,943

		Total Common Stock (Cost $118,326,475)	132,863,945

REAL ESTATE INVESTMENT TRUSTS: 1.9%
		Apartments: 0.5%
2,575		Essex Property Trust, Inc.	267,131
9,950		Mid-America Apartment Communities, Inc.	480,486

			747,617

		Diversified: 0.1%
3,550		Entertainment Properties Trust	189,180

			189,180

		Health Care: 0.5%
12,750		LTC Properties, Inc.	300,135
11,600	L	Medical Properties Trust, Inc.	130,152
9,150		Senior Housing Properties Trust	202,124

			632,411

		Hotels: 0.3%
24,500		DiamondRock Hospitality Co.	424,340

			424,340

		Office Property: 0.2%
4,550		Kilroy Realty Corp.	254,300

			254,300

		Single Tenant: 0.2%
8,900		National Retail Properties, Inc.	217,961

			217,961

		Warehouse/ Industrial: 0.1%
1,500		EastGroup Properties, Inc.	69,195

			69,195

		Total Real Estate Investment Trusts (Cost $2,443,419)	2,535,004

		Total Long-Term Investments (Cost $120,769,894)	135,398,949

SHORT-TERM INVESTMENTS: 18.8%
		Mutual Fund: 0.6%
850,000	**	ING Institutional Prime Money Market Fund	$850,000

		Total Mutual Fund (Cost $850,000)	850,000

Principal
Amount		Value

294,000
Repurchase Agreement: 0.2%
Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $294,110 to be received upon repurchase (Collateralized by $535,000 Resolution Funding Corporation, Discount Note, Market $294,000 Value $302,398, due 07/15/20)

		$294,000

	Total Repurchase Agreement (Cost $294,000)	294,000

24,421,069	Securities Lending CollateralCC: 18.0% 24,421,069 Bank of New York Mellon Corp. Institutional Cash Reserves	24,421,069

	Total Securities Lending Collateral (Cost $24,421,069)	24,421,069

	Total Short-Term Investments (Cost $25,565,069)	25,565,069

Total Investments in Securities (Cost $146,334,963)*	118.2%	$160,964,018
Other Assets and Liabilities-Net	(18.2)	(24,763,241)

Net Assets	100.0%	$136,200,777

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $147,954,779.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,544,638
Gross Unrealized Depreciation	(7,535,399)

Net Unrealized Appreciation	$13,009,239

ING Index Plus SmallCap Fund Open Futures Contracts on November 30, 2007

	Number	Notional	Expiration	Unrealized
Contract Description	of Contracts	Market Value ($)	Date	Depreciation

Long Contracts
Russell 2000	3	1,154,100	12/20/07	$(6,910)

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 34.4%
		Advertising: 0.3%
40	@,L	inVentiv Health, Inc.	$1,167
2,300		Omnicom Group	112,125

			113,292

		Aerospace/ Defense: 1.4%
160		Curtiss-Wright Corp.	8,629
60		DRS Technologies, Inc.	3,553
30	@,L	Esterline Technologies Corp.	1,567
900		General Dynamics Corp.	79,902
900		L-3 Communications Holdings, Inc.	99,585
900		Lockheed Martin Corp.	99,603
40	@	Moog, Inc.	1,803
2,000		Northrop Grumman Corp.	157,580
10	@	Sequa Corp.	1,750
40	@	Teledyne Technologies, Inc.	2,169
20		Triumph Group, Inc.	1,625
1,620		United Technologies Corp.	121,127

			578,893

		Agriculture: 0.5%
150	@	Alliance One International, Inc.	620
1,740		Altria Group, Inc.	134,954
985	@@	British American Tobacco PLC	38,256
60	L	Universal Corp.	3,221
700	L	UST, Inc.	40,530

			217,581

		Airlines: 0.0%
2,480	@,@@	British Airways PLC	17,382
100	@,L	Frontier Airlines Holdings, Inc.	610
106		Skywest, Inc.	2,789

			20,781

		Apparel: 0.5%
110	@,L	CROCS, Inc.	4,293
20	@,L	Deckers Outdoor Corp.	2,883
200	@,L	Iconix Brand Group, Inc.	4,558
30	L	Kellwood Co.	450
30	@,L	Maidenform Brands, Inc.	392
2,700		Nike, Inc.	177,255
40	@	Skechers USA, Inc.	906
30	@,L	Volcom, Inc.	809
140	@,L	Warnaco Group, Inc.	5,166
200		Wolverine World Wide, Inc.	4,954

			201,666

		Auto Manufacturers: 0.1%
4,000	@@	Fuji Heavy Industries Ltd.	19,964
1,900	@@	Nissan Motor Co., Ltd.	21,785
210	L	Oshkosh Truck Corp.	10,099
30		Wabash National Corp.	207

			52,055

		Auto Parts & Equipment: 0.0%
30	L	BorgWarner, Inc.	2,898
170	@,L	Lear Corp.	5,005
30	L	Superior Industries International	556

			8,459

		Banks: 1.9%
20	I	Alabama National Bancorp	1,546
230	L	Associated Banc-Corp.	6,258
1,399	@@	Banco Bilbao Vizcaya Argentaria SA	34,789
1,230		Bank of America Corp.	56,740
1,000	@@	Bank of Ireland — Dublin Exchange	15,873
300	@@	Bank of Ireland — London Exchange	4,760
2,000	@@	Bank of Yokohama Ltd.	15,651
2,275	@@	Barclays PLC	26,296
220	L	Boston Private Financial Holdings, Inc.	6,059
30	L	Cascade Bancorp	520
220		Cathay General Bancorp	6,376
40	L	Central Pacific Financial Corp.	808
40	L	Chittenden Corp.	1,401
690	L	Colonial BancGroup, Inc.	10,985
200		Commerce Bancorp., Inc.	7,964
90	L	Corus Bankshares, Inc.	854
210	@@	Deutsche Bank AG	27,646
212	L	East-West Bancorp., Inc.	5,713
90	@@,L	First Bancorp	589
20		First Indiana Corp.	637
240	L	FirstMerit Corp.	4,946
912	@@	Fortis	24,355
70	L	Fremont General Corp.	176
310	L	Frontier Financial Corp.	5,940
20	L	Glacier Bancorp., Inc.	398
130	L	Hanmi Financial Corp.	1,247
2,508	@@	HSBC Holdings PLC	42,882
10	L	Independent Bank Corp.	96
600		Marshall & Ilsley Corp.	18,882
3,000	@@	Mitsubishi UFJ Financial Group, Inc.	29,626
40	L	Nara Bancorp., Inc.	534
800	@@	National Australia Bank Ltd.	27,143
90	L	Provident Bankshares Corp.	2,111
2,000		Regions Financial Corp.	52,860
30	@	Signature Bank	1,112
123	@@	Societe Generale	18,946
250	L	South Financial Group, Inc.	4,480
30	L	Sterling Bancshares, Inc.	370
3,000	@@	Sumitomo Trust & Banking Co., Ltd.	24,977
70	L	Susquehanna Bancshares, Inc.	1,392
30		TCF Financial Corp.	582
280		UCBH Holdings, Inc.	4,502
200	@@,L	Uniao de Bancos Brasileiros SA GDR	29,944
5,500	@@	UniCredito Italiano S.p.A.	46,740
20		United Bankshares, Inc.	622
20	L	United Community Banks, Inc.	379
1,760		Wachovia Corp.	75,680
110	L	Webster Financial Corp.	3,706
4,100	L	Wells Fargo & Co.	132,963
40		Whitney Holding Corp.	1,096
60		Wilshire Bancorp., Inc.	559
20		Wintrust Financial Corp.	706

			791,417

		Beverages: 1.0%
2,500		Anheuser-Busch Cos., Inc.	131,800
1,628	@@	C&C Group PLC	8,748
1,000		Coca-Cola Co.	62,100
413	@@	Fomento Economico Mexicano SA de CV ADR	13,381
60	@,L	Hansen Natural Corp.	2,605
1,000		Pepsi Bottling Group, Inc.	42,670
340		PepsiAmericas, Inc.	11,509
1,600		PepsiCo, Inc.	123,488

			396,301

		Biotechnology: 0.1%
30	@,L	Affymetrix, Inc.	626
50	@,L	Arqule, Inc.	325
20	@,L	Charles River Laboratories International, Inc.	1,271
100	@	CryoLife, Inc.	718
70	@,L	Enzo Biochem, Inc.	767

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Biotechnology (continued)
70	@	Invitrogen Corp.	$6,791
40	@,L	Lifecell Corp.	1,622
40	@,L	Martek Biosciences Corp.	1,034
450	@,L	Millennium Pharmaceuticals, Inc.	6,633
180	@,L	PDL BioPharma, Inc.	3,188
100	@,L	Regeneron Pharmaceuticals, Inc.	2,178
100	@,L	Vertex Pharmaceuticals, Inc.	2,539

			27,692

		Building Materials: 0.1%
150		Apogee Enterprises, Inc.	3,333
40	@,L	Drew Industries, Inc.	1,093
30		Gibraltar Industries, Inc.	419
533	@@	Italcementi S.p.A.	11,054
110	L	Lennox International, Inc.	3,722
30	@,L	NCI Building Systems, Inc.	1,030
40	L	Texas Industries, Inc.	2,775
40		Universal Forest Products, Inc.	1,144

			24,570

		Chemicals: 0.7%
100		Air Products & Chemicals, Inc.	9,904
150		Airgas, Inc.	7,422
10		Albemarle Corp.	441
170		Cabot Corp.	5,851
100		CF Industries Holdings, Inc.	9,098
2,032	@@	Croda International	24,308
20		Cytec Industries, Inc.	1,227
100		Ecolab, Inc.	4,790
110	L	HB Fuller Co.	2,782
100		Lubrizol Corp.	6,414
260		Lyondell Chemical Co.	12,272
90	L	Minerals Technologies, Inc.	6,021
900		Monsanto Co.	89,433
280		Olin Corp.	5,863
40	@	OM Group, Inc.	2,252
10		Penford Corp.	242
100		PPG Industries, Inc.	6,864
100		Praxair, Inc.	8,538
20		Quaker Chemical Corp.	436
120	L	Schulman A, Inc.	2,587
900		Sigma-Aldrich Corp.	47,385
3,000	@@	Sumitomo Chemical Co., Ltd.	25,630
100	@,L	Terra Industries, Inc.	3,778
70		Tronox, Inc.	567
40	@,L	Zep, Inc.	525

			284,630

		Coal: 0.0%
80		Arch Coal, Inc.	3,029
140		Massey Energy Co.	4,753

			7,782

		Commercial Services: 0.4%
50		Aaron Rents, Inc.	1,006
60	L	ABM Industries, Inc.	1,224
30		Administaff, Inc.	980
80	@,L	Alliance Data Systems Corp.	6,216
100	@	Apollo Group, Inc. — Class A	7,652
50		Arbitron, Inc.	1,993
10	@	Bankrate, Inc.	391
50	L	Bowne & Co., Inc.	903
1,559	@@	Brambles Ltd.	17,101
40	@,L	Bright Horizons Family Solutions, Inc.	1,512
90	@,L	Career Education Corp.	2,586
40		Chemed Corp.	2,166
80	@,W,L	ChoicePoint, Inc.	3,028
10	@,L	Consolidated Graphics, Inc.	517
40	@,L	Corinthian Colleges, Inc.	698
10		CPI Corp.	278
20	L	Deluxe Corp.	632
80		DeVry, Inc.	4,398
120	@,L	Gartner, Inc.	2,267
60	L	Healthcare Services Group	1,314
30	L	Heidrick & Struggles International, Inc.	1,088
50	@,L	ITT Educational Services, Inc.	5,657
20	@,L	Kendle International, Inc.	863
90	@,L	Labor Ready, Inc.	1,355
80	@,L	Live Nation, Inc.	1,074
120		Manpower, Inc.	7,332
40	L	MAXIMUS, Inc.	1,560
460		McKesson Corp.	30,696
40	@,L	Midas, Inc.	655
170	@,L	MPS Group, Inc.	1,887
30	@	Parexel International Corp.	1,328
20	@,L	Pharmanet Development Group	790
30	@	Pre-Paid Legal Services, Inc.	1,500
200		Robert Half International, Inc.	5,392
40		Rollins, Inc.	1,178
210		Sotheby’s	7,865
240	@,L	Spherion Corp.	1,867
10		Strayer Education, Inc.	1,809
60	@	United Rentals, Inc.	1,396
425	@@	USG People NV	11,661
130	@,L	Valassis Communications, Inc.	1,603
35	@,L	Volt Information Sciences, Inc.	445
70		Watson Wyatt Worldwide, Inc.	3,224
50	@,L	Wright Express Corp.	1,898

			150,985

		Computers: 1.8%
100	@	Affiliated Computer Services, Inc.	4,196
20	@,L	Ansoft Corp.	580
800	@	Apple, Inc.	145,776
54	@,L	CACI International, Inc.	2,451
400	@@	Capgemini SA	23,249
140	@,L	Ciber, Inc.	955
200	@,L	Cognizant Technology Solutions Corp.	6,220
500	@	Computer Sciences Corp.	26,410
5,800	@	Dell, Inc.	142,332
100	@,L	DST Systems, Inc.	8,475
1,400	@	EMC Corp.	26,978
40		Factset Research Systems, Inc.	2,507
2,530		Hewlett-Packard Co.	129,435
30	@,L	Hutchinson Technology, Inc.	789
1,410	L	International Business Machines Corp.	148,304
270		Jack Henry & Associates, Inc.	7,225
40	@,L	Manhattan Associates, Inc.	1,085
40	@,L	Mercury Computer Systems, Inc.	586
65	@,L	Micros Systems, Inc.	4,689
100	@	NCR Corp.	2,394
30	@,L	Radiant Systems, Inc.	479
700	@	Sandisk Corp.	26,208
10	@	SI International, Inc.	260
140	@,L	SRA International, Inc.	3,828
40	@,L	Stratasys, Inc.	1,000
50	@,L	SYKES Enterprises, Inc.	923
30	@,L	Synaptics, Inc.	1,666
220	@	Synopsys, Inc.	5,414
270	@	Western Digital Corp.	7,460

			731,874

		Cosmetics/ Personal Care: 0.3%
190	L	Alberto-Culver Co.	4,856
30	@,L	Chattem, Inc.	2,127
300		Colgate-Palmolive Co.	24,024
1,050		Procter & Gamble Co.	77,700

			108,707

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Distribution/ Wholesale: 0.1%
170	@,L	Brightpoint, Inc.	$2,824
180	L	Fastenal Co.	7,135
110	@	Ingram Micro, Inc.	2,189
80	@,L	LKQ Corp.	3,177
40		Owens & Minor, Inc.	1,571
20	@,L	Scansource, Inc.	706
1,000	@@	Sumitomo Corp.	15,080
20	@,L	United Stationers, Inc.	1,013
40	L	Watsco, Inc.	1,450

			35,145

		Diversified Financial Services: 1.4%
310	@,L	AmeriCredit Corp.	3,556
300		Charles Schwab Corp.	7,293
1,070		Citigroup, Inc.	35,631
140		Eaton Vance Corp.	6,126
90	L	Financial Federal Corp.	1,988
600		Goldman Sachs Group, Inc.	135,984
70	L	IndyMac Bancorp., Inc.	669
70	@,L	Investment Technology Group, Inc.	3,198
170		Jefferies Group, Inc.	4,345
4,040		JPMorgan Chase & Co.	184,305
160	@,L	LaBranche & Co., Inc.	850
300		Lehman Brothers Holdings, Inc.	18,789
739		Merrill Lynch & Co., Inc.	44,296
1,310		Morgan Stanley	69,063
160	L	OptionsXpress Holdings, Inc.	4,866
40	@,L	Piper Jaffray Cos	1,853
20	@,L	Portfolio Recovery Associates, Inc.	806
300		Raymond James Financial, Inc.	9,744
110	@@	SFCG Co., Ltd.	16,634
300		SLM Corp.	11,424
140		SWS Group, Inc.	1,898
30	@,L	TradeStation Group, Inc.	358
30	L	Waddell & Reed Financial, Inc.	1,025
10	@	World Acceptance, Corp.	316

			565,017

		Electric: 1.1%
240	L	Alliant Energy Corp.	9,965
320	@	Aquila, Inc.	1,267
10		Central Vermont Public Service Corp.	277
220	L	Cleco Corp.	6,147
800		Constellation Energy Group, Inc.	80,168
300		Duke Energy Corp.	5,937
80	@,L	El Paso Electric Co.	2,057
150		Energy East Corp.	4,146
1,100		Entergy Corp.	131,494
60		MDU Resources Group, Inc.	1,637
430		Northeast Utilities	13,579
70		NSTAR	2,450
70	L	OGE Energy Corp.	2,492
1,100		Public Service Enterprise Group, Inc.	105,314
110		Puget Energy, Inc.	3,088
300	@@	RWE AG	40,913
20	W	SCANA Corp.	852
966	@@	Scottish & Southern Energy PLC	31,571
230		Sierra Pacific Resources	3,956
30		Wisconsin Energy Corp.	1,435

			448,745

		Electrical Components & Equipment: 0.1%
40	@,L	Advanced Energy Industries, Inc.	580
150	W	Ametek, Inc.	6,600
60		Belden Cdt, Inc.	2,763
100	@	C&D Technologies, Inc.	529
30	@,L	Energizer Holdings, Inc.	3,409
40	@,L	Greatbatch, Inc.	823
100		Hubbell, Inc.	5,493
40	@	Littelfuse, Inc.	1,334
271	@@	Schneider Electric SA	37,616

			59,147

		Electronics: 0.6%
170		Amphenol Corp.	7,370
10	L	Analogic Corp.	538
1,300		Applera Corp. — Applied Biosystems Group	44,408
140	@	Arrow Electronics, Inc.	5,181
270	@	Avnet, Inc.	9,315
110	@,L	Benchmark Electronics, Inc.	1,975
70		Brady Corp.	2,802
70	@,L	Checkpoint Systems, Inc.	1,663
57	@,L	Coherent, Inc.	1,640
40	L	Cubic Corp.	1,579
40	@,L	Cymer, Inc.	1,643
30	@,L	Dionex Corp.	2,534
120	@,L	Electro Scientific Industries, Inc.	2,430
30	@,L	Faro Technologies, Inc.	811
40	@,L	FEI Co.	996
90	@,L	Flir Systems, Inc.	6,186
210	L	Gentex Corp.	4,162
40	@,L	Itron, Inc.	3,102
30		Keithley Instruments, Inc.	285
764	@@	Koninklijke Philips Electronics NV	31,803
20	@	LoJack Corp.	350
80		Methode Electronics, Inc.	964
180		National Instruments Corp.	6,007
300	@@	Nidec Corp.	22,760
30		Park Electrochemical Corp.	884
50	@	Planar Systems, Inc.	284
50	@,L	Plexus Corp.	1,488
30	@,L	Rogers Corp.	1,322
160	L	Technitrol, Inc.	4,283
100	@	Thermo Electron Corp.	5,764
130	@	Thomas & Betts Corp.	7,067
158	@,L	Trimble Navigation Ltd.	5,857
70	@,L	TTM Technologies, Inc.	846
60	@	Varian, Inc.	4,203
150	@	Vishay Intertechnology, Inc.	1,874
700	@	Waters Corp.	54,628
40		Woodward Governor Co.	2,742

			251,746

		Energy — Alternate Sources: 0.0%
170	@,L	Headwaters, Inc.	2,040

			2,040

		Engineering & Construction: 0.1%
70	@	Dycom Industries, Inc.	1,970
220	@	EMCOR Group, Inc.	5,861
70		Granite Construction, Inc.	2,871
201	@	KBR, Inc.	8,004
110	@	Shaw Group, Inc.	6,976
80	@,L	URS Corp.	4,599

			30,281

		Entertainment: 0.0%
200		International Game Technology	8,732
180	@,L	Macrovision Corp.	4,486
70	@,L	Pinnacle Entertainment, Inc.	1,922
60	@,L	Shuffle Master, Inc.	802

			15,942

		Environmental Control: 0.0%
70	@,L	Tetra Tech, Inc.	1,450
115	@,L	Waste Connections, Inc.	3,660

			5,110

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Food: 0.6%
15,000	@@	China Yurun Food Group Ltd.	$24,712
70		Corn Products International, Inc.	2,753
180		Flowers Foods, Inc.	4,181
1,554		General Mills, Inc.	93,473
20	@,L	Great Atlantic & Pacific Tea Co.	601
60	@,L	Hain Celestial Group, Inc.	1,985
400		HJ Heinz Co.	18,920
33		Hormel Foods Corp.	1,312
20	L	Nash Finch Co.	714
122	@@	Nestle SA	58,658
30	@	Performance Food Group Co.	831
40	@	Ralcorp Holdings, Inc.	2,456
180		Ruddick Corp.	6,442
30	L	Sanderson Farms, Inc.	932
100	@,L	Smithfield Foods, Inc.	3,005
20		Spartan Stores, Inc.	450
1,846	@@	Tate & Lyle PLC	17,096
60	@	TreeHouse Foods, Inc.	1,414
50	@,L	United Natural Foods, Inc.	1,465
154	@@	Wimm-Bill-Dann Foods OJSC ADR	17,644

			259,044

		Forest Products & Paper: 0.1%
210	@	Buckeye Technologies, Inc.	2,999
40		Neenah Paper, Inc.	1,207
120	L	Potlatch Corp.	5,509
180		Rock-Tenn Co.	4,748
20		Schweitzer-Mauduit International, Inc.	534
997	@,@@	Smurfit Kappa PLC	17,352
70		Wausau Paper Corp.	660

			33,009

		Gas: 0.1%
40		Atmos Energy Corp.	1,048
170		Energen Corp.	10,836
40		New Jersey Resources Corp.	2,018
90		Northwest Natural Gas Co.	4,317
220		Piedmont Natural Gas Co.	5,729
10		South Jersey Industries, Inc.	369
170		Southern Union Co.	5,075
186		UGI Corp.	4,918
260	L	Vectren Corp.	7,634
240		WGL Holdings, Inc.	7,930

			49,874

		Hand/ Machine Tools: 0.1%
150		Baldor Electric Co.	5,063
400		Black & Decker Corp.	33,060
10	L	Kennametal, Inc.	781
20		Lincoln Electric Holdings, Inc.	1,395
30		Regal-Beloit Corp.	1,412
400		Snap-On, Inc.	19,552

			61,263

		Healthcare — Products: 0.5%
80	@,L	American Medical Systems Holdings, Inc.	1,094
30	@,L	Arthrocare Corp.	1,624
400		Baxter International, Inc.	23,948
60	L	Cooper Cos., Inc.	2,582
20	@	Cyberonics	273
388		Densply International, Inc.	16,599
100	@,L	Edwards Lifesciences Corp.	4,945
70	@	Gen-Probe, Inc.	4,682
40	@,L	Haemonetics Corp.	2,320
140	@	Henry Schein, Inc.	8,281
57	@,L	Hologic, Inc.	3,784
30	@,L	ICU Medical, Inc.	1,114
82	@,L	Idexx Laboratories, Inc.	4,961
80	@	Immucor, Inc.	2,654
40	@,L	Intuitive Surgical, Inc.	13,107
20	L	Invacare Corp.	520
800		Johnson & Johnson	54,192
50	@,L	Kinetic Concepts, Inc.	2,932
30		LCA-Vision, Inc.	488
60	L	Mentor Corp.	2,255
40		Meridian Bioscience, Inc.	1,234
50	@	Merit Medical Systems, Inc.	727
50	@	Osteotech, Inc.	411
20	@,L	Palomar Medical Technologies, Inc.	351
110	@,L	PSS World Medical, Inc.	2,110
96	@	Respironics, Inc.	4,729
200	@	St. Jude Medical, Inc.	7,950
100		Stryker Corp.	7,263
30	@,L	SurModics, Inc.	1,549
30	@,L	Symmetry Medical, Inc.	505
90	@,L	Techne Corp.	5,864
30	@,L	Ventana Medical Systems	2,665

			187,713

		Healthcare — Services: 1.0%
1,560		Aetna, Inc.	87,173
30	@,L	Amedisys, Inc.	1,280
80	@	AMERIGROUP Corp.	2,750
40	@	Amsurg Corp.	1,034
130	@,L	Apria Healthcare Group, Inc.	2,817
70	@,L	Centene Corp.	1,750
70	@,W	Covance, Inc.	6,113
1,030	@	Coventry Health Care, Inc.	59,616
400	@@	Fresenius Medical Care AG & Co. KGaA	22,372
40	@	Gentiva Health Services, Inc.	722
150	@	Health Net, Inc.	7,287
50	@,L	Healthways, Inc.	2,919
1,240	@	Humana, Inc.	95,517
90	@,L	Lincare Holdings, Inc.	3,077
30	@,L	Matria Healthcare, Inc.	682
20	@,L	Medcath Corp.	508
100	@,L	Molina Healthcare, Inc.	3,749
70	@	Pediatrix Medical Group, Inc.	4,526
80	@,L	Sierra Health Services, Inc.	3,340
50	@,L	Sunrise Senior Living, Inc.	1,570
1,430		UnitedHealth Group, Inc.	78,650
20	@	WellCare Health Plans, Inc.	778
390	@	WellPoint, Inc.	32,842

			421,072

		Holding Companies — Diversified: 0.1%
191	@@	LVMH Moet Hennessy Louis Vuitton SA	23,120

			23,120

		Home Builders: 0.1%
240	@,L	Champion Enterprises, Inc.	2,165
5,500	@,@@	Haseko Corp.	10,979
100	@,L	Hovnanian Enterprises, Inc.	756
80	L	M/ I Homes, Inc.	802
110	L	MDC Holdings, Inc.	3,893
10	@,L	NVR, Inc.	4,920
30		Skyline Corp.	1,017
166		Thor Industries, Inc.	5,852
110	@,L	Toll Brothers, Inc.	2,274
60	L	Winnebago Industries	1,291

			33,949

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Home Furnishings: 0.1%
60	L	Ethan Allen Interiors, Inc.	$1,714
1,000	@@	Matsushita Electric Industrial Co., Ltd.	20,335
10	@,L	Universal Electronics, Inc.	370

			22,419

		Household Products/ Wares: 0.1%
260	L	American Greetings Corp.	6,048
50		Blyth, Inc.	984
70	@,L	Central Garden and Pet Co.	368
70	@,L	Fossil, Inc.	3,034
300		Kimberly-Clark Corp.	20,943
200	@	Spectrum Brands, Inc.	1,034
100		Tupperware Corp.	3,488

			35,899

		Housewares: 0.0%
50	L	Toro Co.	2,783

			2,783

		Insurance: 2.5%
600	@@	ACE Ltd.	35,898
1,300		Allstate Corp.	66,456
257		American Financial Group, Inc.	7,510
3,300		American International Group, Inc.	191,829
200		Brown & Brown, Inc.	4,920
2,740		Chubb Corp.	149,467
400		Cigna Corp.	21,444
50	L	Commerce Group, Inc.	1,798
90		Delphi Financial Group	3,460
120	@@	Everest Re Group Ltd.	12,592
40	L	First American Corp.	1,367
100		Hanover Insurance Group, Inc.	4,510
591		Hartford Financial Services Group, Inc.	56,334
320		HCC Insurance Holdings, Inc.	9,837
50		Hilb Rogal & Hobbs Co.	2,138
10		Infinity Property & Casualty Corp.	391
34		Landamerica Financial Group, Inc.	895
11,055	@@	Legal & General Group PLC	29,470
1,350		Metlife, Inc.	88,547
95	@	Philadelphia Consolidated Holding Co.	4,045
60		Presidential Life Corp.	1,034
80	@,L	ProAssurance Corp.	4,387
50		Protective Life Corp.	2,069
830		Prudential Financial, Inc.	78,136
30	L	Radian Group, Inc.	340
140		RLI Corp.	8,348
30		Safety Insurance Group, Inc.	1,095
136		Selective Insurance Group	3,208
4	@,@@	Sony Financial Holdings, Inc.	15,119
70		Stancorp Financial Group, Inc.	3,646
20		Tower Group, Inc.	648
3,400		Travelers Cos., Inc.	180,574
130		United Fire & Casualty Co.	4,007
100	L	Unitrin, Inc.	4,626
272		WR Berkley Corp.	8,318
70	L	Zenith National Insurance Corp.	2,942
100	@@	Zurich Financial Services AG	29,144

			1,040,549

		Internet: 0.6%
500	@	Amazon.com, Inc.	45,280
40	@	Blue Coat Systems, Inc.	1,448
30	@,L	Blue Nile, Inc.	2,214
80	@,L	Checkfree Corp.	3,808
175	@,L	Cybersource Corp.	2,557
40	@,L	DealerTrack Holdings, Inc.	1,702
100	@,L	Expedia, Inc.	3,260
200	@	Google, Inc. — Class A	138,600
50	@,L	Infospace, Inc.	891
70	@,L	j2 Global Communications, Inc.	1,702
40	@,L	Knot, Inc.	528
201	@	McAfee, Inc.	7,829
120	@	Napster, Inc.	334
50	@,L	NetFlix, Inc.	1,155
50	@	PC-Tel, Inc.	375
150	@,L	Perficient, Inc.	2,516
90	@,L	Secure Computing Corp.	816
30	@	Stamps.com, Inc.	381
1,400	@	Symantec Corp.	24,920
90	L	United Online, Inc.	1,354
60	@	Websense, Inc.	980

			242,650

		Iron/ Steel: 0.1%
40	L	Cleveland-Cliffs, Inc.	3,608
30	@	Material Sciences Corp.	248
60		Reliance Steel & Aluminum Co.	3,095
60		Steel Dynamics, Inc.	3,019
5,000	@@	Sumitomo Metal Industries Ltd.	22,304
200		United States Steel Corp.	19,540

			51,814

		Leisure Time: 0.1%
310	L	Callaway Golf Co.	5,289
30	@,L	Life Time Fitness, Inc.	1,630
153	L	Polaris Industries, Inc.	6,971
2,999	@,@@	TUI Travel PLC	16,940
60	@	WMS Industries, Inc.	2,004

			32,834

		Lodging: 0.0%
100		Harrah’s Entertainment, Inc.	8,807
20	@,L	Monarch Casino & Resort, Inc.	512

			9,319

		Machinery — Construction & Mining: 0.2%
30	@,L	Astec Industries, Inc.	1,127
1,354	@@	Atlas Copco AB — Class B	18,545
300		Caterpillar, Inc.	21,570
800	@@	Hitachi Construction Machinery Co., Ltd.	28,898
145		Joy Global, Inc.	8,410

			78,550

		Machinery — Diversified: 0.3%
140	@,L	AGCO Corp.	9,652
70	L	Applied Industrial Technologies, Inc.	2,115
70		Briggs & Stratton Corp.	1,596
20		Cascade Corp.	1,207
70		Cognex Corp.	1,419
700		Cummins, Inc.	81,830
40		Flowserve Corp.	3,764
80	@	Gardner Denver, Inc.	2,649
20		Graco, Inc.	745
80	L	IDEX Corp.	2,856
30	@,L	Intevac, Inc.	471
20	L	Lindsay Manufacturing Co.	1,058
90	L	Nordson Corp.	4,752
20		Robbins & Myers, Inc.	1,370
100		Wabtec Corp.	3,394
130	@	Zebra Technologies Corp.	5,014

			123,892

		Media: 0.6%
400		Clear Channel Communications, Inc.	14,360
100	L	Dow Jones & Co., Inc.	5,975

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Media (continued)
50	L	John Wiley & Sons, Inc.	$2,108
250		McGraw-Hill Cos., Inc.	12,270
100	@,L	Scholastic Corp.	3,524
200	@	Viacom — Class B	8,404
798	@@	Vivendi	36,594
4,460		Walt Disney Co.	147,849

			231,084

		Metal Fabricate/ Hardware: 0.0%
30	L	AM Castle & Co.	753
30		Kaydon Corp.	1,518
10		Lawson Products	338
70		Mueller Industries, Inc.	2,116
59	L	Quanex Corp.	2,952
20	L	Valmont Industries, Inc.	1,570
120	L	Worthington Industries	2,543

			11,790

		Mining: 0.6%
30		Amcol International Corp.	1,139
1,270	@@	BHP Billiton Ltd.	48,412
30	@	Brush Engineered Materials, Inc.	1,342
40	@,L	Century Aluminum Co.	2,294
1,600		Freeport-McMoRan Copper & Gold, Inc.	158,288
30	@	RTI International Metals, Inc.	2,203
1,000	@@	Sumitomo Metal Mining Co., Ltd.	20,862

			234,540

		Miscellaneous Manufacturing: 1.9%
400		3M Co.	33,304
80	L	Acuity Brands, Inc.	3,159
30	L	AO Smith Corp.	1,062
86	L	Aptargroup, Inc.	3,630
50		Barnes Group, Inc.	1,548
100		Carlisle Cos., Inc.	3,981
40	@,L	Ceradyne, Inc.	1,978
70	L	Clarcor, Inc.	2,493
150		Crane Co.	6,741
1,600		Danaher Corp.	138,912
1,400		Dover Corp.	64,792
600		Eaton Corp.	53,586
40	@,L	EnPro Industries, Inc.	1,224
5,510		General Electric Co.	210,978
50		Harsco Corp.	3,004
200		Honeywell International, Inc.	11,324
100		Illinois Tool Works, Inc.	5,550
300		ITT Corp.	19,332
1,500	@@	Konica Minolta Holdings, Inc.	28,634
40	@	Lydall, Inc.	388
20		Matthews International Corp. — Class A	883
40		Myers Industries, Inc.	798
800		Parker Hannifin Corp.	63,544
150	L	Pentair, Inc.	5,088
80		Roper Industries, Inc.	5,076
434	@@	Siemens AG	65,970
30		SPX Corp.	3,053
160	@,L	Sturm Ruger & Co., Inc.	1,480
116		Teleflex, Inc.	6,998
406	@@	Tyco International Ltd.	16,293

			764,803

		Office Furnishings: 0.0%
128		Herman Miller, Inc.	3,514
180	L	HNI, Corp.	6,575
60	L	Interface, Inc.	1,046

			11,135

		Oil & Gas: 3.5%
50	@,L	Atwood Oceanics, Inc.	4,363
30	@,L	Bill Barrett Corp.	1,158
120		Cabot Oil & Gas Corp.	4,130
3,466		Chevron Corp.	304,211
1,700		ConocoPhillips	136,068
170	@	Denbury Resources, Inc.	9,064
100		Devon Energy Corp.	8,281
100		ENSCO International, Inc.	5,385
800	@@	ERG S.p.A.	16,281
5,890		ExxonMobil Corp.	525,152
50	@	Forest Oil Corp.	2,354
250		Frontier Oil Corp.	11,050
136	L	Helmerich & Payne, Inc.	4,699
100		Hess Corp.	7,122
1,300		Marathon Oil Corp.	72,670
40	@	Newfield Exploration Co.	1,994
1,900		Noble Corp.	99,047
700		Occidental Petroleum Corp.	48,839
130	L	Patterson-UTI Energy, Inc.	2,451
30	L	Penn Virginia Corp.	1,249
342	@@	Petroleo Brasileiro SA ADR	32,935
121	@	Plains Exploration & Production Co.	6,100
150	@	Pride International, Inc.	4,946
20	@	Quicksilver Resources, Inc.	1,012
920	@@	Royal Dutch Shell PLC — Class B	36,984
150	@,L	Southwestern Energy Co.	7,466
90		St. Mary Land & Exploration Co.	3,537
40	@,L	Stone Energy Corp.	1,808
40	@,L	Swift Energy Co.	1,620
500	@@	Total SA	40,434
209	@	Transocean, Inc.	28,694
40	@	Unit Corp.	1,789

			1,432,893

		Oil & Gas Services: 0.5%
240	@,L	Cameron International Corp.	22,375
40	@	Dril-Quip, Inc.	2,257
80	@,L	Exterran Holdings, Inc.	6,403
230	@,L	FMC Technologies, Inc.	12,783
190	@	Grant Prideco, Inc.	9,139
1,602		Halliburton Co.	58,649
130	@,L	Helix Energy Solutions Group, Inc.	5,277
40	@,L	Hornbeck Offshore Services, Inc.	1,647
100	@,L	ION Geophysical Corp.	1,543
20		Lufkin Industries, Inc.	1,040
40	@,L	Matrix Service Co.	1,044
20	@,L	NATCO Group, Inc.	951
300	@	National Oilwell Varco, Inc.	20,445
90	@	Oceaneering International, Inc.	5,743
1,050	@,@@	Petroleum Geo-Services ASA	30,084
30	@,L	SEACOR Holdings, Inc.	2,717
50	@	Superior Energy Services	1,745
50	@	W-H Energy Services, Inc.	2,525

			186,367

		Packaging & Containers: 0.0%
100		Chesapeake Corp.	610
50		Packaging Corp. of America	1,415
250		Sonoco Products Co.	7,595

			9,620

		Pharmaceuticals: 1.9%
40	@,L	Alpharma, Inc.	840
520	@@	AstraZeneca PLC	24,660
20	@,L	Bradley Pharmaceuticals, Inc.	394
1,900		Bristol-Myers Squibb Co.	56,297
2,300		Eli Lilly & Co.	121,785
180	@	Endo Pharmaceuticals Holdings, Inc.	4,934
600	@	Gilead Sciences, Inc.	27,924

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
1,100	@@	GlaxoSmithKline PLC	$29,064
40	@,L	HealthExtras, Inc.	1,063
100	@	Medco Health Solutions, Inc.	9,999
100	L	Medicis Pharmaceutical Corp.	2,690
4,200		Merck & Co., Inc.	249,312
200	@@	Merck KGaA	25,980
100	@,L	MGI Pharma, Inc.	3,461
80	@	NBTY, Inc.	2,390
200	@@	Omega Pharma SA	13,927
300		Perrigo Co.	9,270
20	@	PetMed Express, Inc.	255
1,200		Pfizer, Inc.	28,512
200	@@	Roche Holding AG	38,194
3,800		Schering-Plough Corp.	118,940
50	@,L	Sciele Pharma, Inc.	1,116
220	@,L	Sepracor, Inc.	5,837
110	@	Theragenics Corp.	432
20	@,L	USANA Health Sciences, Inc.	834
90	@,L	VCA Antech, Inc.	3,693
100	@,L	Viropharma, Inc.	894

			782,697

		Pipelines: 0.1%
210	L	National Fuel Gas Co.	10,007
220		Oneok, Inc.	10,230
200		Williams Cos., Inc.	6,942

			27,179

		Real Estate: 0.1%
1,000	@@	Cheung Kong Holdings Ltd.	18,987
40	L	Jones Lang LaSalle, Inc.	3,363
1,000	@@	Mitsui Fudosan Co., Ltd.	25,818

			48,168

		Retail: 1.6%
150	@	Aeropostale, Inc.	3,833
161		American Eagle Outfitters	3,685
200	@	Autozone, Inc.	22,326
120		Barnes & Noble, Inc.	4,614
300	L	Best Buy Co., Inc.	15,315
120		Big 5 Sporting Goods Corp.	1,972
800	@,L	Big Lots, Inc.	14,936
20	@,L	BJ’s Wholesale Club, Inc.	749
72	L	Brown Shoe Co., Inc.	1,222
20	@,L	Buffalo Wild Wings, Inc.	578
30	@,L	California Pizza Kitchen, Inc.	477
160		Casey’s General Stores, Inc.	4,640
50	L	Cash America International, Inc.	1,799
60		Cato Corp.	904
10	L	CBRL Group, Inc.	335
50	@	CEC Entertainment, Inc.	1,425
110	L	Christopher & Banks Corp.	1,773
2,710	@	Coach, Inc.	100,649
40	@	Copart, Inc.	1,494
1,100		Costco Wholesale Corp.	74,140
900		CVS Caremark Corp.	36,081
120	@,L	Dick’s Sporting Goods, Inc.	3,751
160	@	Dollar Tree Stores, Inc.	4,586
800	@@	Don Quijote Co., Ltd.	17,094
60	@,L	Dress Barn, Inc.	848
190	@	GameStop Corp.	10,916
30	@,L	Genesco, Inc.	930
150	L	Guess ?, Inc.	7,040
50	@	Gymboree Corp.	1,668
170	@	Hanesbrands, Inc.	4,799
40	@,L	Hibbett Sporting Goods, Inc.	857
90	@,L	HOT Topic, Inc.	568
30	L	IHOP Corp.	1,522
100	@,L	Jack in the Box, Inc.	2,995
50	@,L	Jo-Ann Stores, Inc.	823
40	@,L	JOS A Bank Clothiers, Inc.	1,036
30	L	Longs Drug Stores Corp.	1,588
1,900		McDonald’s Corp.	111,093
93		Men’s Wearhouse, Inc.	3,210
10	L	Movado Group, Inc.	277
200		MSC Industrial Direct Co.	8,644
60	@	O’Reilly Automotive, Inc.	1,972
55	@,L	Panera Bread Co.	2,204
20	@	Papa John’s International, Inc.	471
100		Phillips-Van Heusen	4,242
300		Polo Ralph Lauren Corp.	20,694
797	@@	Punch Taverns PLC	13,453
180	@,L	Quiksilver, Inc.	1,908
700	L	RadioShack Corp.	12,950
20	@,L	Red Robin Gourmet Burgers, Inc.	791
110		Ross Stores, Inc.	2,902
30	@	School Specialty, Inc.	1,071
76	@,L	Select Comfort Corp.	809
900	@@	Seven & I Holdings Co., Ltd.	22,585
138	@,L	Sonic Corp.	3,367
70	@,L	Texas Roadhouse, Inc.	881
1,600		TJX Cos., Inc.	46,944
40	@,L	Tractor Supply Co.	1,641
67	@,L	Tween Brands, Inc.	1,687
170	@,L	Urban Outfitters, Inc.	4,454
300		Wal-Mart Stores, Inc.	14,370
600		Wendy’s International, Inc.	16,818
40	L	World Fuel Services Corp.	1,266
30	@,L	Zumiez, Inc.	834

			655,506

		Savings & Loans: 0.3%
190		Astoria Financial Corp.	4,758
190	L	BankAtlantic Bancorp., Inc.	732
220	L	Bankunited Financial Corp.	1,756
100		Dime Community Bancshares	1,357
140	L	First Niagara Financial Group, Inc.	1,740
140	@,L	FirstFed Financial Corp.	4,903
30	L	Flagstar Bancorp., Inc.	189
3,800		Hudson City Bancorp., Inc.	57,836
1,800	L	Washington Mutual, Inc.	35,100

			108,371

		Semiconductors: 1.2%
10	@,L	Actel Corp.	110
80	@	AMIS Holdings, Inc.	614
30	@	ATMI, Inc.	903
20	@,L	Cabot Microelectronics Corp.	748
30		Cohu, Inc.	470
100	@,L	Cypress Semiconductor Corp.	3,322
40	@,L	Diodes, Inc.	1,177
300	@,@@	Elpida Memory, Inc.	10,158
180	@	Fairchild Semiconductor International, Inc.	2,855
30	@	Integrated Device Technology, Inc.	364
10,500		Intel Corp.	273,802
70	@	International Rectifier Corp.	2,276
190		Intersil Corp.	4,739
210	@,L	Kulicke & Soffa Industries, Inc.	1,487
161	@,L	Lam Research Corp.	7,382
30	@,L	MKS Instruments, Inc.	545
3,200	@	Nvidia Corp.	100,928
170	@	Pericom Semiconductor Corp.	2,817
170	@,L	Semtech Corp.	2,594
450	@,L	Skyworks Solutions, Inc.	4,086
30	@,L	Standard Microsystems Corp.	1,058
10	@	Supertex, Inc.	340
1,310	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,995
700		Texas Instruments, Inc.	22,099

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Semiconductors (continued)
300	@@	Tokyo Electron Ltd.	$18,488
122	@	Varian Semiconductor Equipment Associates, Inc.	5,064

			481,421

		Software: 1.0%
360	@	Activision, Inc.	7,974
10	@	Advent Software, Inc.	508
70	@,L	Allscripts Healthcare Solutions, Inc.	1,238
104	@,L	Ansys, Inc.	4,041
500	@	Autodesk, Inc.	23,545
1,200	@	BMC Software, Inc.	39,696
210		Broadridge Financial Solutions ADR	4,782
1,800		CA, Inc.	44,082
50	@	Captaris, Inc.	203
60	@	Cerner Corp.	3,585
50	@,L	Concur Technologies, Inc.	1,878
50	@,L	CSG Systems International	829
137		Dun & Bradstreet Corp.	12,225
40		Global Payments, Inc.	1,729
140	@,L	Informatica Corp.	2,401
40	@	JDA Software Group, Inc.	838
30	@	Mantech International Corp.	1,161
100	@	Metavante Technologies, inc	2,278
5,690		Microsoft Corp.	191,184
1,400	@	Novell, Inc.	9,828
50	@,L	Omnicell, Inc.	1,319
2,600	@	Oracle Corp.	52,468
70	@,L	Phase Forward, Inc.	1,708
60	@,L	Progress Software Corp.	1,898
50	@,L	Smith Micro Software, Inc.	401
30	@	SPSS, Inc.	1,084
195	@,L	Sybase, Inc.	5,000
251	@,@@	Tele Atlas NV	10,347

			428,230

		Telecommunications: 1.7%
440	@	3Com Corp.	1,896
120	@	Adaptec, Inc.	402
110	@,L	ADC Telecommunications, Inc.	1,822
1,762	@@	Alcatel SA	14,270
330	@	American Tower Corp.	15,028
150	@,L	Andrew Corp.	2,199
40	@,L	Anixter International, Inc.	2,580
150	@,L	Arris Group, Inc.	1,565
4,282		AT&T, Inc.	163,615
60	@,L	C-COR, Inc.	737
700		CenturyTel, Inc.	29,841
690	@,L	Cincinnati Bell, Inc.	3,284
1,410	@	Cisco Systems, Inc.	39,508
50	@	CommScope, Inc.	2,025
40	@,L	Comtech Telecommunications	1,986
1,100		Corning, Inc.	26,719
190	@	Harmonic, Inc.	1,970
178		Harris Corp.	11,173
400	@	Juniper Networks, Inc.	11,888
150	@,L	Netgear, Inc.	5,084
140	@,L	Network Equipment Technologies, Inc.	1,742
220	@,L	NeuStar, Inc.	6,989
160	@,L	Novatel Wireless, Inc.	2,486
242	@@	Orascom Telecom GDR	18,378
120		Plantronics, Inc.	3,222
3,400		Qualcomm, Inc.	138,652
860	@,L	RF Micro Devices, Inc.	4,971
1,638	@@	Royal KPN NV	30,116
800		Sprint Nextel Corp.	12,416
110	@	Symmetricom, Inc.	474
13,252	@@	Telecom Italia S.p.A. RNC	33,130
140		Telephone & Data Systems, Inc.	8,715
40	@	Tollgrade Communications, Inc.	318
1,700		Verizon Communications, Inc.	73,457
10	@	Viasat, Inc.	334
6,987	@@	Vodafone Group PLC	26,146

			699,138

		Textiles: 0.0%
130		G&K Services, Inc.	5,287
100	@,L	Mohawk Industries, Inc.	8,044
20		Unifirst Corp.	747

			14,078

		Toys/ Games/ Hobbies: 0.0%
40	@,L	Jakks Pacific, Inc.	1,010
10	@,L	RC2 Corp.	291

			1,301

		Transportation: 0.2%
20	@,L	Bristow Group, Inc.	1,100
110		Con-way, Inc.	4,651
200		CSX Corp.	8,400
3	@@	East Japan Railway Co.	24,832
60	@,L	HUB Group, Inc.	1,565
190	@,L	Kansas City Southern	6,542
60	@,L	Kirby Corp.	2,884
80		Landstar System, Inc.	3,182
100		Norfolk Southern Corp.	5,121
60	@,L	Old Dominion Freight Line	1,352
130		Tidewater, Inc.	6,356
100		Union Pacific Corp.	12,614
70	@,L	YRC Worldwide, Inc.	1,240

			79,839

		Water: 0.1%
10	L	American States Water Co.	417
389	@@	Veolia Environnement	35,981

			36,398

		Total Common Stock (Cost $12,289,689)	14,084,169

REAL ESTATE INVESTMENT TRUSTS: 0.1%
		Apartments: 0.0%
30		Camden Property Trust	1,578
35	L	Essex Property Trust, Inc.	3,631
20		Mid-America Apartment Communities, Inc.	966

			6,175

		Diversified: 0.0%
20	L	Entertainment Properties Trust	1,066

			1,066

		Health Care: 0.0%
70		LTC Properties, Inc.	1,648
70		Medical Properties Trust, Inc.	785
100		Senior Housing Properties Trust	2,209

			4,642

		Hotels: 0.0%
130	L	DiamondRock Hospitality Co.	2,252
120		Hospitality Properties Trust	4,385

			6,637

		Office Property: 0.0%
30		Kilroy Realty Corp.	1,677

			1,677

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Regional Malls: 0.0%
90		Macerich Co.	$6,989

			6,989

		Single Tenant: 0.0%
50	L	National Retail Properties, Inc.	1,225
100		Realty Income Corp.	2,850

			4,075

		Warehouse/ Industrial: 0.1%
230	L	AMB Property Corp.	14,067
10	L	EastGroup Properties, Inc.	461

			14,528

		Total Real Estate Investment Trusts (Cost $44,783)	45,789

EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
470	L	iShares S&P SmallCap 600 Index Fund	30,973
300	L	Midcap SPDR Trust Series 1	47,058

			78,031

		Total Exchange-Traded Funds (Cost $77,213)	78,031

PREFERRED STOCK: 0.6%
		Diversified Financial Services: 0.1%
2,775	P,L	Merrill Lynch & Co., Inc.	51,504

			51,504

		Household Products/ Wares: 0.1%
400	@@	Henkel KGaA — Vorzug	22,128

			22,128

		Insurance: 0.4%
3,025	@@,P	Aegon NV	61,408
1,000	@@,P	Aegon NV — Series 1	19,440
3,525	P	Metlife, Inc.	80,194

			161,042

		Media: 0.0%
586	@@	ProSieben SAT.1 Media AG	15,781

			15,781

		Total Preferred Stock (Cost $289,002)	250,455

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 8.7%
		Banks: 3.4%
$70,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	$57,058
57,000	@@,#, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	57,551
45,000		Bank of America Corp., 5.750%, due 12/01/17	45,076
30,000	@@,C	Bank of Ireland, 5.500%, due 12/29/49	26,004
10,000	@@,C	Bank of Scotland, 5.125%, due 12/31/49	8,179
19,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	19,754
20,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	16,100
65,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	64,826
50,000	@@,C	BNP Paribas, 5.238%, due 12/31/49	42,453
36,000	@@,#, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	33,058
10,000	@@,C	Den Norske Bank ASA, 5.375%, due 11/29/49	8,050
44,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	45,250
36,000	@@,#, C	HBOS PLC, 5.375%, due 11/29/49	32,977
110,000	@@,C	HSBC Bank PLC, 5.538%, due 06/29/49	80,850
60,000	@@,C	HSBC Bank PLC, 5.625%, due 06/29/49	48,300
10,000	@@,C	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	7,950
70,000	@@,C	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	56,350
45,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	45,930
10,000	@@,C	National Westminster Bank PLC, 6.250%, due 11/29/49	8,088
44,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	42,274
19,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	17,982
13,000	C	RBS Capital Trust I, 5.512%, due 12/31/49	11,804
50,000	@@,#, C	Resona Bank Ltd., 5.850%, due 12/31/49	47,335
110,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	86,350
40,000	@@,C	Societe Generale, 4.981%, due 11/29/49	33,187
90,000	@@,C	Standard Chartered PLC, 4.916%, due 07/29/49	64,800
130,000	@@,C	Standard Chartered PLC, 5.125%, due 11/29/49	94,900
10,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	7,200
49,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	50,153
61,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	57,179
61,000	C	USB Capital IX, 6.189%, due 03/29/49	58,857
44,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	42,360
30,000	@@,C	Westpac Banking Corp., 5.306%, due 09/30/49	24,755
57,000	@@,#, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	50,132

			1,393,072

		Beverages: 0.1%
49,000	@@,C	Diageo Capital PLC, 5.750%, due 10/23/17	49,694

			49,694

		Chemicals: 0.1%
10,000	Z	Stauffer Chemical, 4.130%, due 04/15/10	9,085
10,000	Z	Stauffer Chemical, 5.450%, due 04/15/18	5,770
30,000	Z	Stauffer Chemical, 6.680%, due 04/15/17	18,355

			33,210

		Diversified Financial Services: 1.6%
123,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	114,372
72,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	74,609

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Diversified Financial Services (continued)
$25,000	@@,C	Financiere CSFB NV, 5.375%, due 03/29/49	$20,125
51,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	52,220
51,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	56,887
86,000	#,C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	82,874
30,000	@@,C	Paribas, 5.375%, due 12/31/49	25,354
16,500	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	16,467
70,667	@@,#, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	71,257
44,000	C	Residential Capital, LLC, 8.000%, due 04/17/13	28,710
260,403	#,Z	Toll Road Investors Partnership II LP, 15.780%, due 02/15/45	37,416
55,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	56,286

			636,577

		Electric: 0.8%
105,000	C	Commonwealth Edison, 6.150%, due 03/15/12	109,425
44,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	41,653
56,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	57,356
12,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	13,899
19,000	C	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	18,978
43,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	45,341
53,000	C	NorthWestern Corp., 5.875%, due 11/01/14	53,241

			339,893

		Food: 0.3%
101,000		Kraft Foods, Inc., 7.000%, due 08/11/37	107,802

			107,802

		Insurance: 0.2%
72,000	@@,C	Aegon NV, 5.399%, due 12/31/49	52,200
22,000		Prudential Financial, Inc., 6.000%, due 12/01/17	21,813
18,000		Prudential Financial, Inc., 6.625%, due 12/01/37	17,907

			91,920

		Miscellaneous Manufacturing: 0.1%
61,000		General Electric Co., 5.250%, due 12/06/17	61,296

			61,296

		Multi-National: 0.1%
28,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	27,245

			27,245

		Oil & Gas: 0.4%
40,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	38,802
8,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	8,654
18,000	@@,C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	19,198
68,000	@@,#	Pemex Project Funding Master Trust, 6.994%, due 06/15/10	68,850
41,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	40,191

			175,695

		Pharmaceuticals: 0.1%
56,000	C	Merck & Co., Inc., 5.750%, due 11/15/36	56,116

			56,116

		Pipelines: 0.1%
30,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	30,234

			30,234

		Real Estate: 0.2%
14,000	C	Liberty Property LP, 6.375%, due 08/15/12	14,655
48,000	C	Liberty Property LP, 7.750%, due 04/15/09	49,503

			64,158

		Retail: 0.7%
84,000	C	McDonald’s Corp., 6.300%, due 10/15/37	87,415
20,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	20,263
13,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	13,174
100,000	C	Target Corp., 6.500%, due 10/15/37	97,354
15,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	13,096
68,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	69,949

			301,251

		Telecommunications: 0.4%
77,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	80,044
38,000	C	Embarq Corp., 7.995%, due 06/01/36	40,279
32,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	30,520

			150,843

		Water: 0.1%
24,000	#,C	American Water Capital Corp., 6.085%, due 10/15/17	25,140
24,000	#,C	American Water Capital Corp., 6.593%, due 10/15/37	25,598

			50,738

		Total Corporate Bonds/ Notes (Cost $3,680,004)	3,569,744

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.8%
		Federal Home Loan Mortgage Corporation: 5.7%
136,548	C	4.500%, due 12/15/16	135,866
153,000	Z	4.890%, due 03/15/31	49,608
113,856	C	5.000%, due 08/15/16	114,319
150,000	C,S	5.000%, due 05/15/20	150,327
46,000	C	5.000%, due 09/15/31	45,277
18,000	C	5.000%, due 02/15/32	17,546
43,000	C	5.000%, due 04/15/32	42,716
181,868	C,S	5.002%, due 05/15/33	178,996
117,000	C	5.250%, due 03/15/12	118,211
27,000	C	5.500%, due 12/15/20	27,350
16,000	C	5.500%, due 10/15/32	16,184
14,000	C	5.500%, due 11/15/32	14,142
46,000	C	5.500%, due 07/15/33	46,393

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Federal Home Loan Mortgage Corporation (continued)
$364,000	W	5.500%, due 01/11/37	$364,128
33,747		6.000%, due 12/01/28	34,511
137,802	C	6.000%, due 01/15/29	141,261
793,000		6.000%, due 01/15/36	805,019
49,287		7.000%, due 11/01/31	51,684

			2,353,538

		Federal National Mortgage Corporation: 7.8%
63,000	W	4.500%, due 01/15/19	62,035
118,000	L	4.750%, due 11/19/12	121,832
192,000	W	5.000%, due 01/12/36	188,190
304,269	S	5.000%, due 08/01/37	293,747
60,000	C	5.400%, due 03/26/12	60,286
91,539		5.500%, due 02/01/18	92,627
1,370,000	W	5.500%, due 01/15/20	1,386,055
294,000	S	5.500%, due 05/25/30	290,688
73,680		5.500%, due 01/25/36	72,998
102,429		5.500%, due 12/25/36	101,719
96,000	C	5.550%, due 03/29/10	96,106
90,388		6.000%, due 08/01/16	92,622
27,507		6.000%, due 10/01/18	28,135
14,000	W	6.000%, due 01/15/19	14,313
96,852		6.000%, due 04/25/31	100,242
64,008		6.500%, due 04/01/37	65,845
116,608		6.500%, due 05/01/37	119,955
13,579		7.000%, due 03/01/32	14,277
4,596		7.500%, due 09/01/31	4,903

			3,206,575

		Government National Mortgage Association: 0.3%
5,802		6.500%, due 02/15/26	6,038
16,378		6.500%, due 02/15/29	17,052
19,677		6.500%, due 01/15/32	20,473
32,198		7.000%, due 02/15/28	34,164
23,715		7.500%, due 12/15/23	25,267

			102,994

		Total U.S. Government Agency Obligations (Cost $5,596,666)	5,663,107

U.S. TREASURY OBLIGATIONS: 19.6%
		U.S. Treasury Bonds: 2.9%
96,000	L	4.250%, due 11/15/17	98,235
54,000	L	4.750%, due 05/15/14	57,459
965,000	L	4.750%, due 02/15/37	1,019,206

			1,174,900

		U.S. Treasury Notes: 15.3%
3,824,000	L	3.375%, due 11/30/12	3,818,325
2,164,000	L	3.625%, due 10/31/09	2,187,163
258,000	L	4.500%, due 05/15/10	267,071

			6,272,559

		Treasury Inflation Indexed Protected Securities: 1.4%
109,242		2.375%, due 04/15/11	113,944
109,588	L	2.375%, due 01/15/17	116,523
122,108	L	2.375%, due 01/15/25	118,852
225,017	L	3.875%, due 01/15/09	232,646

			581,965

		Total U.S. Treasury Obligations (Cost $7,918,214)	8,029,424

ASSET-BACKED SECURITIES: 0.7%
		Automobile Asset-Backed Securities: 0.0%
4,782	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	4,772

			4,772

		Credit Card Asset-Backed Securities: 0.1%
45,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	44,942

			44,942

		Home Equity Asset-Backed Securities: 0.2%
89,000	C	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	88,220

			88,220

		Other Asset-Backed Securities: 0.4%
459	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	459
35,877	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	35,580
408	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	407
25,000	C	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	23,554
36,000	C	Equity One, Inc., 5.050%, due 09/25/33	34,949
25,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,781
1,570	C	Popular Mortgage Pass-through Trust, 4.596%, due 11/25/35	1,563
32,000	C	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	31,664

			152,957

		Total Asset-Backed Securities (Cost $294,983)	290,891

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.1%
245,317	C,S	American Home Mortgage Assets, 5.653%, due 02/25/47	219,022
87,916	C	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	91,207
21,049	C	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	21,031
12,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	11,808
10,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,960
10,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	9,980
44,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	44,017
10,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,416
97,939	C	Banc of America Funding Corp., 5.652%, due 06/20/37	98,722
84,750	C	Banc of America Funding Corp., 5.844%, due 05/20/36	83,783
33,236	C	Banc of America Funding Corp., 7.000%, due 10/25/37	33,339

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

$31,270	C	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	$31,225
36,574	C	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	36,228
52,584	C	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	53,079
39,948	C	Chaseflex Trust, 6.500%, due 02/25/37	40,755
38,064	C	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	38,562
185,423	C	Countrywide Alternative Loan Trust, 5.413%, due 10/25/35	185,069
134,595	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	130,031
781	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	777
31,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.794%, due 04/15/62	33,072
158,015	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	158,679
387,323	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	397,860
57,930	C	GMAC Mortgage Corp. Loan Trust, 4.584%, due 10/19/33	56,447
35,159	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	35,186
37,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	37,266
18,350	#,C	GSMPS 2005-RP1 1AF, 5.139%, due 01/25/35	18,138
4,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,951
8,027	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	8,149
54,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	55,604
10,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	9,847
104,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	102,855
54,204	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	54,245
20,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	20,148
67,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	70,105
308,428	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	307,217
696,840	C,S	MASTR Reperforming Loan Trust, 5.149%, due 07/25/35	687,476
51,329	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	50,006
57,121	C	RAAC Series, 5.250%, due 09/25/34	56,445
27,891	C	Thornburg Mortgage Securities Trust, 5.159%, due 09/25/44	27,834
52,824	C	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	52,471
31,015	C	Washington Mutual Mortgage Pass-through Certificates, 5.563%, due 02/25/47	30,301
144,262	C	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 07/25/47	141,305
23,177	C	Washington Mutual Mortgage Pass-through Certificates, 5.684%, due 06/25/37	23,110
133,288	C	Washington Mutual Mortgage Pass-through Certificates, 5.702%, due 06/25/37	131,937
791,138	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.703%, due 11/25/46	776,426
107,699	C	Washington Mutual Mortgage Pass-through Certificates, 5.750%, due 02/25/36	107,532
191,784	C	Washington Mutual Mortgage Pass-through Certificates, 5.820%, due 06/25/37	188,228
59,254	C	Washington Mutual Mortgage Pass-through Certificates, 5.877%, due 07/25/37	59,274
196,670	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.363%, due 11/25/46	191,133
25,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.497%, due 06/25/35	24,817
29,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.792%, due 07/25/34	28,511
148,929	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	145,943
132,526	C	Wells Fargo Mortgage-Backed Securities Trust, 5.647%, due 12/25/36	130,208

		Total Collateralized Mortgage Obligations (Cost $5,457,036)	5,370,737

MUNICIPAL BONDS: 0.4%
		California: 0.1%
52,000	C	City of San Diego, 7.125%, due 06/01/32	53,098

			53,098

		Michigan: 0.3%
110,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	109,614

			109,614

		Total Municipal Bonds (Cost $161,763)	162,712

		Total Long-Term Investments (Cost $35,809,353)	37,545,059

Shares			Value

SHORT-TERM INVESTMENTS: 36.5%
		Mutual Fund: 14.2%
5,800,000	**	ING Institutional Prime Money Market Fund	$5,800,000

		Total Mutual Fund (Cost $5,800,000)	5,800,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION CONSERVATIVE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

	Repurchase Agreement: 0.6%
$241,000	Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $241,090 to be received upon repurchase (Collateralized by $435,000 Resolution Funding Corporation, Discount Note, Market Value $245,875, due 07/15/20)	$241,000

	Total Repurchase Agreement (Cost $241,000)	241,000

	Securities Lending CollateralCC: 21.7%
8,897,762	Bank of New York Mellon Corp. Institutional Cash Reserves	8,897,762

	Total Securities Lending Collateral (Cost $8,897,762)	8,897,762

	Total Short-Term Investments (Cost $14,938,762)	14,938,762

Total Investments in Securities (Cost $50,748,115)*	128.1%	$52,483,821
Other Assets and Liabilities-Net	(28.1)	(11,498,556)

Net Assets	100.0%	$40,985,265

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $50,898,653.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,359,104
Gross Unrealized Depreciation	(773,936)

Net Unrealized Appreciation	$1,585,168

ING Strategic Allocation Conservative Fund Open Futures Contracts on November 30, 2007

	Number			Unrealized
	of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts
90-Day Eurodollar	11	2,635,325	03/17/08	$16,753
90-Day Eurodollar	18	4,342,275	09/15/08	24,316
S&P 500 E-Mini	6	445,110	12/21/07	1,537
U.S. Treasury 5-Year Note	11	1,211,203	03/31/08	(973)
U.S. Treasury 10-Year Note	6	679,219	03/19/08	(807)

				$40,826

Short Contracts
90-Day Eurodollar	18	(4,333,275)	09/14/09	$(27,014)
Fed Fund 30-Day	2	(800,939)	03/31/08	(4,371)
Fed Fund 30-Day	2	(801,731)	04/30/08	(5,122)
Fed Fund 30-Day	3	(1,204,596)	05/30/08	(9,595)
U.S. Treasury 2-Year Note	1	(210,109)	03/31/08	(2)

				$(46,104)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 77.6%
		Advertising: 0.6%
260	@,L	inVentiv Health, Inc.	$7,587
10,500		Omnicom Group	511,875

			519,462

		Aerospace/ Defense: 2.8%
630		Curtiss-Wright Corp.	33,982
400		DRS Technologies, Inc.	23,684
100	L	EDO Corp.	5,582
180	@,L	Esterline Technologies Corp.	9,400
3,900		General Dynamics Corp.	346,242
3,900		L-3 Communications Holdings, Inc.	431,535
3,800		Lockheed Martin Corp.	420,546
220	@	Moog, Inc.	9,918
9,100		Northrop Grumman Corp.	716,989
350	@,L	Teledyne Technologies, Inc.	18,977
100		Triumph Group, Inc.	8,126
7,150		United Technologies Corp.	534,606

			2,559,587

		Agriculture: 1.2%
970	@	Alliance One International, Inc.	4,006
7,600		Altria Group, Inc.	589,456
6,815	@@	British American Tobacco PLC	264,688
400	L	Universal Corp.	21,472
3,300	L	UST, Inc.	191,070

			1,070,692

		Airlines: 0.2%
19,268	@,@@	British Airways PLC	135,049
400	@,L	Frontier Airlines Holdings, Inc.	2,440
725		Skywest, Inc.	19,075

			156,564

		Apparel: 1.0%
660	@,L	CROCS, Inc.	25,760
120	@,L	Deckers Outdoor Corp.	17,300
980	@,L	Iconix Brand Group, Inc.	22,334
200	L	Kellwood Co.	2,998
140	@,L	Maidenform Brands, Inc.	1,830
11,900		Nike, Inc.	781,235
350	@	Skechers USA, Inc.	7,928
250	@,L	Volcom, Inc.	6,743
900	@,L	Warnaco Group, Inc.	33,210
780	L	Wolverine World Wide, Inc.	19,321

			918,659

		Auto Manufacturers: 0.4%
25,000	@@	Fuji Heavy Industries Ltd.	124,776
13,800	@@	Nissan Motor Co., Ltd.	158,228
1,500	L	Oshkosh Truck Corp.	72,135
190	L	Wabash National Corp.	1,313

			356,452

		Auto Parts & Equipment: 0.1%
500	L	BorgWarner, Inc.	48,305
900	@,L	Lear Corp.	26,496
190	L	Superior Industries International	3,519

			78,320

		Banks: 5.0%
130	I	Alabama National Bancorp.	10,048
1,400	L	Associated Banc-Corp.	38,094
10,233	@@	Banco Bilbao Vizcaya Argentaria SA	254,462
5,500		Bank of America Corp.	253,715
4,800	@@	Bank of Ireland — Dublin Exchange	76,192
3,900	@@	Bank of Ireland — London Exchange	61,885
14,000	@@	Bank of Yokohama Ltd.	109,555
16,806	@@	Barclays PLC	194,253
1,030	L	Boston Private Financial Holdings, Inc.	28,366
370	L	Cascade Bancorp	6,416
1,400	L	Cathay General Bancorp	40,572
440	L	Central Pacific Financial Corp.	8,892
440	L	Chittenden Corp.	15,413
4,100	L	Colonial BancGroup, Inc.	65,272
700		Commerce Bancorp., Inc.	27,874
200		Community Bank System, Inc.	4,034
560	L	Corus Bankshares, Inc.	5,314
1,551	@@	Deutsche Bank AG	204,186
828	L	East-West Bancorp., Inc.	22,315
530	@@,L	First Bancorp.	3,466
110		First Indiana Corp.	3,504
1,400	L	FirstMerit Corp.	28,854
6,157	@@	Fortis	164,422
590	L	Fremont General Corp.	1,481
1,440	L	Frontier Financial Corp.	27,590
100	L	Glacier Bancorp., Inc.	1,991
760	L	Hanmi Financial Corp.	7,288
18,513	@@	HSBC Holdings PLC	316,534
220	L	Independent Bank Corp.	2,103
2,600		Marshall & Ilsley Corp.	81,822
19,000	@@	Mitsubishi UFJ Financial Group, Inc.	187,632
370	L	Nara Bancorp., Inc.	4,936
5,900	@@	National Australia Bank Ltd.	200,181
240	L	Provident Bankshares Corp.	5,628
8,900		Regions Financial Corp.	235,227
250	@,L	Signature Bank	9,263
1,097	@@	Societe Generale	168,976
1,390	L	South Financial Group, Inc.	24,909
210	L	Sterling Bancshares, Inc.	2,591
14,000	@@	Sumitomo Trust & Banking Co., Ltd.	116,559
420	L	Susquehanna Bancshares, Inc.	8,354
200	L	TCF Financial Corp.	3,882
1,260	L	UCBH Holdings, Inc.	20,261
170	L	Umpqua Holdings Corp.	2,744
1,100	@@	Uniao de Bancos Brasileiros SA GDR	164,692
38,500	@@	UniCredito Italiano S.p.A.	327,177
130	L	United Bankshares, Inc.	4,040
130	L	United Community Banks, Inc.	2,465
7,650		Wachovia Corp.	328,950
800	L	Webster Financial Corp.	26,952
18,400	L	Wells Fargo & Co.	596,712
90		Whitney Holding Corp.	2,466
350	L	Wilshire Bancorp., Inc.	3,262
110	L	Wintrust Financial Corp.	3,885

			4,517,657

		Beverages: 2.0%
11,100		Anheuser-Busch Cos., Inc.	585,192
12,763	@@	C&C Group PLC	68,578
4,400		Coca-Cola Co.	273,240
2,643	@@	Fomento Economico Mexicano SA de CV ADR	85,633
200	@,L	Hansen Natural Corp.	8,682
4,550		Pepsi Bottling Group, Inc.	194,149
1,800		PepsiAmericas, Inc.	60,930
7,000		PepsiCo, Inc.	540,260

			1,816,664

		Biotechnology: 0.2%
200	@,L	Affymetrix, Inc.	4,170
350	@,L	Arqule, Inc.	2,272

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Biotechnology (continued)
100	@,L	Charles River Laboratories International, Inc.	$6,353
630	@,L	CryoLife, Inc.	4,523
380	@,L	Enzo Biochem, Inc.	4,165
500	@,L	Invitrogen Corp.	48,505
230	@,L	Lifecell Corp.	9,327
340	@,L	Martek Biosciences Corp.	8,792
2,500	@,L	Millennium Pharmaceuticals, Inc.	36,850
1,000	@,L	PDL BioPharma, Inc.	17,710
370	@,L	Regeneron Pharmaceuticals, Inc.	8,059
600	@,L	Vertex Pharmaceuticals, Inc.	15,234

			165,960

		Building Materials: 0.2%
670	L	Apogee Enterprises, Inc.	14,887
240	@,L	Drew Industries, Inc.	6,557
150	L	Gibraltar Industries, Inc.	2,097
4,294	@@	Italcementi S.p.A.	89,058
720	L	Lennox International, Inc.	24,365
180	@,L	NCI Building Systems, Inc.	6,179
110	L	Texas Industries, Inc.	7,632
40		Universal Forest Products, Inc.	1,144

			151,919

		Chemicals: 1.6%
300		Air Products & Chemicals, Inc.	29,712
700		Airgas, Inc.	34,636
100		Albemarle Corp.	4,414
1,300		Cabot Corp.	44,746
300	L	CF Industries Holdings, Inc.	27,294
14,077	@@	Croda International	168,397
100		Cytec Industries, Inc.	6,134
600	L	Ecolab, Inc.	28,740
440	L	HB Fuller Co.	11,128
600		Lubrizol Corp.	38,484
1,600		Lyondell Chemical Co.	75,520
450	L	Minerals Technologies, Inc.	30,105
4,200		Monsanto Co.	417,354
1,700		Olin Corp.	35,598
300	@,L	OM Group, Inc.	16,887
70	L	Penford Corp.	1,694
500		PPG Industries, Inc.	34,320
300		Praxair, Inc.	25,614
147		Quaker Chemical Corp.	3,202
410	L	Schulman A, Inc.	8,840
4,200		Sigma-Aldrich Corp.	221,130
19,000	@@	Sumitomo Chemical Co., Ltd.	162,323
900	@,L	Terra Industries, Inc.	34,002
460		Tronox, Inc.	3,726
220	@,L	Zep, Inc.	2,889

			1,466,889

		Coal: 0.1%
300		Arch Coal, Inc.	11,358
900		Massey Energy Co.	30,555
200	@	Patriot Coal Corp.	6,762

			48,675

		Commercial Services: 1.0%
250		Aaron Rents, Inc.	5,028
130	L	ABM Industries, Inc.	2,652
190		Administaff, Inc.	6,209
500	@,L	Alliance Data Systems Corp.	38,850
400	@	Apollo Group, Inc. — Class A	30,608
310		Arbitron, Inc.	12,354
170	@,L	Bankrate, Inc.	6,654
280	L	Bowne & Co., Inc.	5,057
12,190	@@	Brambles Ltd.	133,717
210	@,L	Bright Horizons Family Solutions, Inc.	7,936
500	@,L	Career Education Corp.	14,365
200	L	CDI Corp.	5,334
320		Chemed Corp.	17,328
600	@,W, L	ChoicePoint, Inc.	22,710
50	@,L	Consolidated Graphics, Inc.	2,587
200	@,L	Corinthian Colleges, Inc.	3,492
80		CPI Corp.	2,221
200	L	Deluxe Corp.	6,318
500		DeVry, Inc.	27,490
600	@,L	Gartner, Inc.	11,334
330	L	Healthcare Services Group	7,227
150	L	Heidrick & Struggles International, Inc.	5,441
300	@,L	ITT Educational Services, Inc.	33,942
70	@,L	Kendle International, Inc.	3,022
500	@,L	Labor Ready, Inc.	7,525
480	@,L	Live Nation, Inc.	6,442
800		Manpower, Inc.	48,880
400	L	MAXIMUS, Inc.	15,600
2,350		McKesson Corp.	156,816
210	@,L	Midas, Inc.	3,440
900	@,L	MPS Group, Inc.	9,990
200	@	Parexel International Corp.	8,850
90	@,L	Pharmanet Development Group	3,555
160	@,L	Pre-Paid Legal Services, Inc.	8,002
700		Robert Half International, Inc.	18,872
300	L	Rollins, Inc.	8,832
1,100		Sotheby’s	41,195
1,140	@,L	Spherion Corp.	8,869
100		Strayer Education, Inc.	18,086
500	@	United Rentals, Inc.	11,635
3,073	@@	USG People NV	84,313
900	@,L	Valassis Communications, Inc.	11,097
215	@,L	Volt Information Sciences, Inc.	2,735
400	L	Watson Wyatt Worldwide, Inc.	18,420
310	@,L	Wright Express Corp.	11,765

			916,795

		Computers: 3.8%
400	@	Affiliated Computer Services, Inc.	16,784
90	@,L	Ansoft Corp.	2,611
3,500	@	Apple, Inc.	637,770
410	@,L	CACI International, Inc.	18,610
3,000	@@	Capgemini SA	174,367
820	@,L	Ciber, Inc.	5,592
800	@,L	Cognizant Technology Solutions Corp.	24,880
2,600	@,L	Computer Sciences Corp.	137,332
26,000	@	Dell, Inc.	638,040
800	@,L	DST Systems, Inc.	67,800
6,900	@	EMC Corp.	132,963
350		Factset Research Systems, Inc.	21,938
11,250		Hewlett-Packard Co.	575,550
150	@,L	Hutchinson Technology, Inc.	3,947
6,300		International Business Machines Corp.	662,634
1,700		Jack Henry & Associates, Inc.	45,492
130	@,L	Manhattan Associates, Inc.	3,527
230	@,L	Mercury Computer Systems, Inc.	3,372
467	@,L	Micros Systems, Inc.	33,689
700	@,L	NCR Corp.	16,758
360	@,L	Radiant Systems, Inc.	5,749
3,000	@,L	Sandisk Corp.	112,320
70	@,L	SI International, Inc.	1,817
1,000	@,L	SRA International, Inc.	27,340
400	@,L	Stratasys, Inc.	9,996
400	@,L	SYKES Enterprises, Inc.	7,384
190	@,L	Synaptics, Inc.	10,553
1,400	@	Synopsys, Inc.	34,454

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Computers (continued)
1,800	@	Western Digital Corp.	$49,734

			3,483,003

		Cosmetics/ Personal Care: 0.6%
1,300	L	Alberto-Culver Co.	33,228
250	@,L	Chattem, Inc.	17,728
1,500		Colgate-Palmolive Co.	120,120
4,550		Procter & Gamble Co.	336,700

			507,776

		Distribution/ Wholesale: 0.2%
730	@,L	Brightpoint, Inc.	12,125
1,100	L	Fastenal Co.	43,604
500	@	Ingram Micro, Inc.	9,950
670	@,L	LKQ Corp.	26,606
100		Owens & Minor, Inc.	3,927
220	@,L	Scansource, Inc.	7,762
7,000	@@	Sumitomo Corp.	105,563
110	@,L	United Stationers, Inc.	5,573
110	L	Watsco, Inc.	3,988

			219,098

		Diversified Financial Services: 2.9%
2,000	@,L	AmeriCredit Corp.	22,940
1,300		Charles Schwab Corp.	31,603
4,800		Citigroup, Inc.	159,840
900	L	Eaton Vance Corp.	39,384
510	L	Financial Federal Corp.	11,266
2,850		Goldman Sachs Group, Inc.	645,924
500	L	IndyMac Bancorp., Inc.	4,775
520	@,L	Investment Technology Group, Inc.	23,754
800		Jefferies Group, Inc.	20,448
17,750		JPMorgan Chase & Co.	809,755
910	@,L	LaBranche & Co., Inc.	4,832
1,300		Lehman Brothers Holdings, Inc.	81,419
3,050		Merrill Lynch & Co., Inc.	182,817
6,000		Morgan Stanley	316,320
550	L	OptionsXpress Holdings, Inc.	16,726
120	@,L	Piper Jaffray Cos.	5,558
100	@,L	Portfolio Recovery Associates, Inc.	4,028
2,000		Raymond James Financial, Inc.	64,960
900	@@	SFCG Co., Ltd.	136,100
1,400		SLM Corp.	53,312
810		SWS Group, Inc.	10,984
210	@,L	TradeStation Group, Inc.	2,505
200	L	Waddell & Reed Financial, Inc.	6,836
60	@,L	World Acceptance, Corp.	1,894

			2,657,980

		Electric: 2.5%
1,100		Alliant Energy Corp.	45,672
2,400	@	Aquila, Inc.	9,504
80	L	Central Vermont Public Service Corp.	2,213
1,240	L	Cleco Corp.	34,646
3,700		Constellation Energy Group, Inc.	370,777
1,300		Duke Energy Corp.	25,727
360	@	El Paso Electric Co.	9,256
1,000		Energy East Corp.	27,640
5,000		Entergy Corp.	597,700
200		MDU Resources Group, Inc.	5,458
2,800		Northeast Utilities	88,424
500	L	NSTAR	17,500
400	L	OGE Energy Corp.	14,240
4,800		Public Service Enterprise Group, Inc.	459,552
700		Puget Energy, Inc.	19,649
2,000	@@	RWE AG	272,757
100	W	SCANA Corp.	4,261
6,543	@@	Scottish & Southern Energy PLC	213,841
1,600		Sierra Pacific Resources	27,520
100		Wisconsin Energy Corp.	4,784

			2,251,121

		Electrical Components & Equipment: 0.4%
240	@,L	Advanced Energy Industries, Inc.	3,482
900	W	Ametek, Inc.	39,600
550		Belden Cdt, Inc.	25,328
400	@	C&D Technologies, Inc.	2,116
420	@,L	Greatbatch, Inc.	8,644
600		Hubbell, Inc.	32,958
240	@	Littelfuse, Inc.	8,004
1,776	@@	Schneider Electric SA	246,519

			366,651

		Electronics: 1.5%
1,100		Amphenol Corp.	47,685
90	L	Analogic Corp.	4,844
5,700		Applera Corp. — Applied Biosystems Group	194,712
600	@	Arrow Electronics, Inc.	22,206
1,500	@	Avnet, Inc.	51,750
610	@,L	Benchmark Electronics, Inc.	10,950
500	L	Brady Corp.	20,015
410	@,L	Checkpoint Systems, Inc.	9,742
328	@,L	Coherent, Inc.	9,437
420	L	Cubic Corp.	16,582
250	@,L	Cymer, Inc.	10,268
250	@,L	Dionex Corp.	21,118
500	@,L	Electro Scientific Industries, Inc.	10,125
370	@,L	Faro Technologies, Inc.	9,997
260	@,L	FEI Co.	6,477
530	@,L	Flir Systems, Inc.	36,427
1,400	L	Gentex Corp.	27,748
140	@,L	Itron, Inc.	10,857
190		Keithley Instruments, Inc.	1,805
5,179	@@	Koninklijke Philips Electronics NV	215,584
320	@,L	LoJack Corp.	5,603
500		Methode Electronics, Inc.	6,025
1,100		National Instruments Corp.	36,707
2,100	@@	Nidec Corp.	159,319
240		Park Electrochemical Corp.	7,068
330	@	Planar Systems, Inc.	1,874
300	@,L	Plexus Corp.	8,928
60	@,L	Rogers Corp.	2,644
520	L	Technitrol, Inc.	13,920
500	@	Thermo Electron Corp.	28,820
880	@	Thomas & Betts Corp.	47,837
918	@,L	Trimble Navigation Ltd.	34,030
460	@,L	TTM Technologies, Inc.	5,561
400	@	Varian, Inc.	28,020
1,000	@,L	Vishay Intertechnology, Inc.	12,490
3,200	@	Waters Corp.	249,728
240	L	Woodward Governor Co.	16,450

			1,403,353

		Energy — Alternate Sources: 0.0%
1,050	@,L	Headwaters, Inc.	12,600

			12,600

		Engineering & Construction: 0.2%
500	@	Dycom Industries, Inc.	14,070
1,190	@	EMCOR Group, Inc.	31,702
700		Granite Construction, Inc.	28,714
1,400	@	KBR, Inc.	55,748
720	@	Shaw Group, Inc.	45,662

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Engineering & Construction (continued)
210	@	URS Corp.	$12,073

			187,969

		Entertainment: 0.1%
700		International Game Technology	30,562
1,100	@,L	Macrovision Corp.	27,412
120	@,L	Pinnacle Entertainment, Inc.	3,294
100	@,L	Scientific Games Corp.	3,239
400	@,L	Shuffle Master, Inc.	5,348

			69,855

		Environmental Control: 0.0%
170	@,L	Tetra Tech, Inc.	3,522
700	@,L	Waste Connections, Inc.	22,281

			25,803

		Food: 1.6%
104,000	@@	China Yurun Food Group Ltd.	171,335
500		Corn Products International, Inc.	19,665
765		Flowers Foods, Inc.	17,771
6,715		General Mills, Inc.	403,907
120	@,L	Great Atlantic & Pacific Tea Co.	3,606
320	@,L	Hain Celestial Group, Inc.	10,586
1,900		HJ Heinz Co.	89,870
185	L	Hormel Foods Corp.	7,354
140	L	Nash Finch Co.	4,997
869	@@	Nestle SA	417,820
70	@	Performance Food Group Co.	1,938
150	@,L	Ralcorp Holdings, Inc.	9,209
1,100		Ruddick Corp.	39,369
80	L	Sanderson Farms, Inc.	2,485
700	@,L	Smithfield Foods, Inc.	21,035
170		Spartan Stores, Inc.	3,825
13,638	@@	Tate & Lyle PLC	126,305
360	@,L	TreeHouse Foods, Inc.	8,485
90	@,L	United Natural Foods, Inc.	2,636
1,127	@@,L	Wimm-Bill-Dann Foods OJSC ADR	129,120

			1,491,318

		Forest Products & Paper: 0.2%
1,110	@,L	Buckeye Technologies, Inc.	15,851
210		Neenah Paper, Inc.	6,338
500	L	Potlatch Corp.	22,955
770		Rock-Tenn Co.	20,313
80		Schweitzer-Mauduit International, Inc.	2,136
7,657	@,@@	Smurfit Kappa PLC	133,263
440	L	Wausau Paper Corp.	4,149

			205,005

		Gas: 0.3%
240		Atmos Energy Corp.	6,286
1,240		Energen Corp.	79,038
430		New Jersey Resources Corp.	21,694
640		Northwest Natural Gas Co.	30,701
890	L	Piedmont Natural Gas Co.	23,176
170		South Jersey Industries, Inc.	6,273
660		Southern Union Co.	19,701
1,082		UGI Corp.	28,608
1,400		Vectren Corp.	41,104
1,500		WGL Holdings, Inc.	49,560

			306,141

		Hand/ Machine Tools: 0.3%
720		Baldor Electric Co.	24,300
1,800		Black & Decker Corp.	148,770
100		Lincoln Electric Holdings, Inc.	6,977
150	L	Regal-Beloit Corp.	7,062
2,000		Snap-On, Inc.	97,760

			284,869

		Healthcare — Products: 1.0%
450	@,L	American Medical Systems Holdings, Inc.	6,152
180	@,L	Arthrocare Corp.	9,743
1,800		Baxter International, Inc.	107,766
240	L	Cooper Cos., Inc.	10,327
340	@	Cyberonics	4,638
2,368		Densply International, Inc.	101,303
600	@,L	Edwards Lifesciences Corp.	29,670
500	@	Gen-Probe, Inc.	33,445
240	@,L	Haemonetics Corp.	13,922
1,000	@	Henry Schein, Inc.	59,150
464	@,L	Hologic, Inc.	30,805
180	@,L	ICU Medical, Inc.	6,682
378	@,L	Idexx Laboratories, Inc.	22,869
470	@,L	Immucor, Inc.	15,590
200	@,L	Intuitive Surgical, Inc.	65,536
140	L	Invacare Corp.	3,640
3,300		Johnson & Johnson	223,542
430	@,L	Kinetic Concepts, Inc.	25,215
370		LCA-Vision, Inc.	6,016
160	L	Mentor Corp.	6,014
200		Meridian Bioscience, Inc.	6,170
250	@	Merit Medical Systems, Inc.	3,633
420	@	Osteotech, Inc.	3,452
230	@,L	Palomar Medical Technologies, Inc.	4,034
590	@,L	PSS World Medical, Inc.	11,316
460	@	Respironics, Inc.	22,660
800	@	St. Jude Medical, Inc.	31,800
500		Stryker Corp.	36,315
70	@,L	SurModics, Inc.	3,615
160	@	Symmetry Medical, Inc.	2,694
300	@,L	Techne Corp.	19,545
200	@,L	Ventana Medical Systems	17,764

			945,023

		Healthcare — Services: 2.2%
6,900		Aetna, Inc.	385,572
160	@,L	Amedisys, Inc.	6,826
570	@,L	AMERIGROUP Corp.	19,591
440	@,L	Amsurg Corp.	11,378
700	@,L	Apria Healthcare Group, Inc.	15,169
470	@,L	Centene Corp.	11,750
400	@,W	Covance, Inc.	34,932
4,600	@	Coventry Health Care, Inc.	266,248
2,500	@@	Fresenius Medical Care AG & Co. KGaA	139,827
220	@,L	Gentiva Health Services, Inc.	3,973
1,100	@	Health Net, Inc.	53,438
320	@,L	Healthways, Inc.	18,678
5,250	@	Humana, Inc.	404,408
500	@,L	Lincare Holdings, Inc.	17,095
140	@,L	Matria Healthcare, Inc.	3,181
190	@,L	Medcath Corp.	4,830
300	@,L	Molina Healthcare, Inc.	11,247
410	@	Pediatrix Medical Group, Inc.	26,511
100	@	RehabCare Group, Inc.	2,310
440	@,L	Sierra Health Services, Inc.	18,370
270	@,L	Sunrise Senior Living, Inc.	8,475
6,149		UnitedHealth Group, Inc.	338,195
100	@,L	WellCare Health Plans, Inc.	3,891
2,050	@	WellPoint, Inc.	172,631

			1,978,526

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Holding Companies — Diversified: 0.2%
1,231	@@	LVMH Moet Hennessy Louis Vuitton SA	$149,007

			149,007

		Home Builders: 0.2%
1,280	@,L	Champion Enterprises, Inc.	11,546
37,500	@,@@	Haseko Corp.	74,857
600	@,L	Hovnanian Enterprises, Inc.	4,536
480	L	M/ I Homes, Inc.	4,814
700	L	MDC Holdings, Inc.	24,773
140	L	Skyline Corp.	4,746
1,091	L	Thor Industries, Inc.	38,458
400	@,L	Toll Brothers, Inc.	8,268
240	L	Winnebago Industries	5,165

			177,163

		Home Furnishings: 0.2%
340	L	Ethan Allen Interiors, Inc.	9,710
7,000	@@	Matsushita Electric Industrial Co., Ltd.	142,348
170	@,L	Universal Electronics, Inc.	6,282

			158,340

		Household Products/ Wares: 0.2%
1,700	L	American Greetings Corp.	39,542
300	L	Blyth, Inc.	5,901
470	@,L	Central Garden and Pet Co.	2,468
600	@,L	Fossil, Inc.	26,004
1,600		Kimberly-Clark Corp.	111,696
800	@	Spectrum Brands, Inc.	4,136
800		Tupperware Corp.	27,904
100		WD-40 Co.	3,967

			221,618

		Housewares: 0.0%
390	L	Toro Co.	21,704

			21,704

		Insurance: 5.4%
2,900	@@	ACE Ltd.	173,507
5,500		Allstate Corp.	281,160
1,617		American Financial Group, Inc.	47,249
14,500		American International Group, Inc.	842,885
1,500		Brown & Brown, Inc.	36,900
12,050		Chubb Corp.	657,328
1,700		Cigna Corp.	91,137
300	L	Commerce Group, Inc.	10,785
540		Delphi Financial Group	20,758
1,000	@@	Everest Re Group Ltd.	104,930
300	L	First American Corp.	10,254
600	L	Hanover Insurance Group, Inc.	27,060
2,747		Hartford Financial Services Group, Inc.	261,844
1,800		HCC Insurance Holdings, Inc.	55,332
50		Hilb Rogal & Hobbs Co.	2,138
50		Infinity Property & Casualty Corp.	1,955
193		Landamerica Financial Group, Inc.	5,080
81,719	@@	Legal & General Group PLC	217,840
100		Mercury General Corp.	5,189
5,700		Metlife, Inc.	373,863
765	@	Philadelphia Consolidated Holding Co.	32,574
370		Presidential Life Corp.	6,379
570	@,L	ProAssurance Corp.	31,259
300		Protective Life Corp.	12,414
3,678		Prudential Financial, Inc.	346,247
460	L	Radian Group, Inc.	5,216
540	L	RLI Corp.	32,200
290		Safety Insurance Group, Inc.	10,588
800		Selective Insurance Group	18,872
25	@,@@	Sony Financial Holdings, Inc.	94,497
400		Stancorp Financial Group, Inc.	20,836
90		Tower Group, Inc.	2,918
14,700		Travelers Cos., Inc.	780,717
480		United Fire & Casualty Co.	14,794
600	L	Unitrin, Inc.	27,756
1,715		WR Berkley Corp.	52,445
380	L	Zenith National Insurance Corp.	15,971
700	@@	Zurich Financial Services AG	204,009

			4,936,886

		Internet: 1.1%
2,000	@,L	Amazon.com, Inc.	181,120
360	@,L	Blue Coat Systems, Inc.	13,036
260	@,L	Blue Nile, Inc.	19,191
500	@,L	Checkfree Corp.	23,800
954	@,L	Cybersource Corp.	13,938
230	@,L	DealerTrack Holdings, Inc.	9,784
700	@,L	Expedia, Inc.	22,820
700	@	Google, Inc. — Class A	485,100
260	@,L	Infospace, Inc.	4,631
580	@,L	j2 Global Communications, Inc.	14,106
220	@,L	Knot, Inc.	2,904
1,250	@	McAfee, Inc.	48,688
760	@	Napster, Inc.	2,113
300	@,L	NetFlix, Inc.	6,930
310	@	PC-Tel, Inc.	2,322
570	@,L	Perficient, Inc.	9,559
380	@,L	Secure Computing Corp.	3,447
190	@,L	Stamps.com, Inc.	2,413
6,700	@	Symantec Corp.	119,260
560	L	United Online, Inc.	8,422
200	@,L	Valueclick, Inc.	4,728
470	@,L	Websense, Inc.	7,680

			1,005,992

		Iron/ Steel: 0.3%
250	L	Cleveland-Cliffs, Inc.	22,550
190	@	Material Sciences Corp.	1,571
500		Reliance Steel & Aluminum Co.	25,795
400		Steel Dynamics, Inc.	20,124
33,000	@@	Sumitomo Metal Industries Ltd.	147,206
1,000	L	United States Steel Corp.	97,700

			314,946

		Leisure Time: 0.2%
1,600	L	Callaway Golf Co.	27,296
400	@,L	Life Time Fitness, Inc.	21,728
517	L	Polaris Industries, Inc.	23,555
23,458	@,@@	TUI Travel PLC	132,506
360	@	WMS Industries, Inc.	12,024

			217,109

		Lodging: 0.1%
800		Harrah’s Entertainment, Inc.	70,456
90	@,L	Monarch Casino & Resort, Inc.	2,302

			72,758

		Machinery — Construction & Mining: 0.6%
160	@,L	Astec Industries, Inc.	6,010
9,112	@@	Atlas Copco AB — Class B	124,800
1,600		Caterpillar, Inc.	115,040
5,800	@@	Hitachi Construction Machinery Co., Ltd.	209,508
1,020		Joy Global, Inc.	59,160

			514,518

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Machinery — Diversified: 0.7%
1,100	@,L	AGCO Corp.	$75,834
500	L	Applied Industrial Technologies, Inc.	15,105
230		Briggs & Stratton Corp.	5,244
110	L	Cascade Corp.	6,636
410		Cognex Corp.	8,311
3,200		Cummins, Inc.	374,080
200		Deere & Co.	34,360
200		Flowserve Corp.	18,818
540	@	Gardner Denver, Inc.	17,879
100	L	Graco, Inc.	3,724
500	L	IDEX Corp.	17,850
170	@,L	Intevac, Inc.	2,669
100	L	Lindsay Manufacturing Co.	5,292
500	L	Nordson Corp.	26,400
130		Robbins & Myers, Inc.	8,905
300		Wabtec Corp.	10,182
500	@,L	Zebra Technologies Corp.	19,285

			650,574

		Media: 1.3%
2,000		Clear Channel Communications, Inc.	71,800
500	L	John Wiley & Sons, Inc.	21,075
1,350		McGraw-Hill Cos., Inc.	66,258
500	@,L	Scholastic Corp.	17,620
1,000	@	Viacom — Class B	42,020
5,394	@@	Vivendi	247,352
20,100		Walt Disney Co.	666,315

			1,132,440

		Metal Fabricate/ Hardware: 0.1%
180	L	AM Castle & Co.	4,518
190		Kaydon Corp.	9,616
60	L	Lawson Products	2,030
520		Mueller Industries, Inc.	15,720
350	L	Quanex Corp.	17,514
130	L	Valmont Industries, Inc.	10,204
900	L	Worthington Industries	19,071

			78,673

		Mining: 1.3%
250		Amcol International Corp.	9,495
8,829	@@	BHP Billiton Ltd.	336,561
180	@,L	Brush Engineered Materials, Inc.	8,051
110	@,L	Century Aluminum Co.	6,307
7,100		Freeport-McMoRan Copper & Gold, Inc.	702,403
60	@	RTI International Metals, Inc.	4,406
7,000	@@	Sumitomo Metal Mining Co., Ltd.	146,034

			1,213,257

		Miscellaneous Manufacturing: 4.1%
1,700		3M Co.	141,542
440	L	Acuity Brands, Inc.	17,376
190	L	AO Smith Corp.	6,724
572	L	Aptargroup, Inc.	24,144
310		Barnes Group, Inc.	9,598
500		Carlisle Cos., Inc.	19,905
310	@,L	Ceradyne, Inc.	15,326
410	L	Clarcor, Inc.	14,600
1,000		Crane Co.	44,940
6,800		Danaher Corp.	590,376
6,500		Dover Corp.	300,820
2,700		Eaton Corp.	241,137
250	@,L	EnPro Industries, Inc.	7,650
23,800		General Electric Co.	911,302
100		Harsco Corp.	6,007
900		Honeywell International, Inc.	50,958
500		Illinois Tool Works, Inc.	27,750
1,400		ITT Corp.	90,216
11,000	@@	Konica Minolta Holdings, Inc.	209,981
260	@	Lydall, Inc.	2,519
100		Matthews International Corp. — Class A	4,414
220	L	Myers Industries, Inc.	4,391
3,750		Parker Hannifin Corp.	297,863
900	L	Pentair, Inc.	30,528
500	L	Roper Industries, Inc.	31,725
2,885	@@	Siemens AG	438,536
200		SPX Corp.	20,352
690	@,L	Sturm Ruger & Co., Inc.	6,383
514		Teleflex, Inc.	31,010
1,975	@@	Tyco International Ltd.	79,257

			3,677,330

		Office Furnishings: 0.1%
703		Herman Miller, Inc.	19,297
900	L	HNI, Corp.	32,877
370	L	Interface, Inc.	6,453

			58,627

		Oil & Gas: 7.3%
490	@,L	Atwood Oceanics, Inc.	42,753
110	@,L	Bill Barrett Corp.	4,246
420		Cabot Oil & Gas Corp.	14,456
15,111		Chevron Corp.	1,326,292
7,400		ConocoPhillips	592,296
800	@,L	Denbury Resources, Inc.	42,656
300		Devon Energy Corp.	24,843
400		ENSCO International, Inc.	21,540
5,900	@@	ERG S.p.A.	120,075
25,800		ExxonMobil Corp.	2,300,328
400	@,L	Forest Oil Corp.	18,832
1,300		Frontier Oil Corp.	57,460
570		Helmerich & Payne, Inc.	19,694
400		Hess Corp.	28,488
5,600		Marathon Oil Corp.	313,040
100	@	Newfield Exploration Co.	4,985
8,300	L	Noble Corp.	432,679
3,000		Occidental Petroleum Corp.	209,310
800	L	Patterson-UTI Energy, Inc.	15,080
40	L	Penn Virginia Corp.	1,665
2,134	@@	Petroleo Brasileiro SA ADR	205,504
100	L	Pioneer Natural Resources Co.	4,457
804	@,L	Plains Exploration & Production Co.	40,530
1,000	@,L	Pride International, Inc.	32,970
100	@,L	Quicksilver Resources, Inc.	5,060
6,733	@@	Royal Dutch Shell PLC — Class B	270,665
800	@,L	Southwestern Energy Co.	39,816
620		St. Mary Land & Exploration Co.	24,366
400	@,L	Stone Energy Corp.	18,080
40	@,L	Swift Energy Co.	1,620
3,300	@@	Total SA	266,868
909	@	Transocean, Inc.	124,797
140	@	Unit Corp.	6,261

			6,631,712

		Oil & Gas Services: 1.1%
1,300	@,L	Cameron International Corp.	121,199
210	@	Dril-Quip, Inc.	11,848
310	@,L	Exterran Holdings, Inc.	24,812
1,200	@,L	FMC Technologies, Inc.	66,696
1,200	@,L	Grant Prideco, Inc.	57,720
7,372		Halliburton Co.	269,889
950	@,L	Helix Energy Solutions Group, Inc.	38,561
260	@,L	Hornbeck Offshore Services, Inc.	10,704
530	@,L	ION Geophysical Corp.	8,178

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas Services (continued)
220		Lufkin Industries, Inc.	$11,442
250	@,L	Matrix Service Co.	6,523
140	@,L	NATCO Group, Inc.	6,656
1,300	@	National Oilwell Varco, Inc.	88,595
620	@	Oceaneering International, Inc.	39,562
7,200	@,@@	Petroleum Geo-Services ASA	206,292
180	@,L	SEACOR Holdings, Inc.	16,303
300	@	Superior Energy Services	10,470
100	@,L	Superior Well Services, Inc.	1,939
160	@	W-H Energy Services, Inc.	8,080

			1,005,469

		Packaging & Containers: 0.1%
300		Chesapeake Corp.	1,830
300		Packaging Corp. of America	8,487
1,500		Sonoco Products Co.	45,570

			55,887

		Pharmaceuticals: 4.3%
230	@,L	Alpharma, Inc.	4,830
3,839	@@	AstraZeneca PLC	182,060
130	@,L	Bradley Pharmaceuticals, Inc.	2,560
8,500		Bristol-Myers Squibb Co.	251,855
100	@,L	Cephalon, Inc.	7,492
10,500		Eli Lilly & Co.	555,975
1,100	@	Endo Pharmaceuticals Holdings, Inc.	30,151
2,800	@	Gilead Sciences, Inc.	130,312
7,700	@@	GlaxoSmithKline PLC	203,447
240	@,L	HealthExtras, Inc.	6,377
400	@	Medco Health Solutions, Inc.	39,996
700	L	Medicis Pharmaceutical Corp.	18,830
18,300		Merck & Co., Inc.	1,086,288
1,300	@@	Merck KGaA	168,871
570	@,L	MGI Pharma, Inc.	19,728
600	@	NBTY, Inc.	17,922
1,566	@@	Omega Pharma SA	109,047
1,500		Perrigo Co.	46,350
150	@,L	PetMed Express, Inc.	1,911
5,200		Pfizer, Inc.	123,552
1,430	@@	Roche Holding AG	273,087
17,100		Schering-Plough Corp.	535,230
310	@,L	Sciele Pharma, Inc.	6,919
1,400	@,L	Sepracor, Inc.	37,142
670	@	Theragenics Corp.	2,633
130	@,L	USANA Health Sciences, Inc.	5,418
700	@,L	VCA Antech, Inc.	28,721
730	@,L	Viropharma, Inc.	6,526

			3,903,230

		Pipelines: 0.2%
100	L	Equitable Resources, Inc.	5,286
1,100	L	National Fuel Gas Co.	52,415
1,300		Oneok, Inc.	60,450
800		Williams Cos., Inc.	27,768

			145,919

		Real Estate: 0.4%
9,000	@@	Cheung Kong Holdings Ltd.	170,881
230	L	Jones Lang LaSalle, Inc.	19,336
5,000	@@	Mitsui Fudosan Co., Ltd.	129,089

			319,306

		Retail: 3.7%
1,100	@,L	Aeropostale, Inc.	28,105
702	L	American Eagle Outfitters	16,069
900	@,L	Autozone, Inc.	100,467
400		Barnes & Noble, Inc.	15,380
1,500	L	Best Buy Co., Inc.	76,575
530		Big 5 Sporting Goods Corp.	8,708
3,600	@,L	Big Lots, Inc.	67,212
100	@,L	BJ’s Wholesale Club, Inc.	3,745
287	L	Brown Shoe Co., Inc.	4,870
220	@,L	Buffalo Wild Wings, Inc.	6,360
140	@,L	California Pizza Kitchen, Inc.	2,227
850	L	Casey’s General Stores, Inc.	24,650
270	L	Cash America International, Inc.	9,715
350	L	Cato Corp.	5,271
100	L	CBRL Group, Inc.	3,346
310	@,L	CEC Entertainment, Inc.	8,835
300	@,L	Chipotle Mexican Grill, Inc.	39,945
640	L	Christopher & Banks Corp.	10,317
11,950	@	Coach, Inc.	443,823
400	@	Copart, Inc.	14,944
5,000		Costco Wholesale Corp.	337,000
4,300		CVS Caremark Corp.	172,387
900	@,L	Dick’s Sporting Goods, Inc.	28,134
1,200	@	Dollar Tree Stores, Inc.	34,392
6,300	@@	Don Quijote Co., Ltd.	134,617
370	@,L	Dress Barn, Inc.	5,232
1,400	@	GameStop Corp.	80,430
180	@	Genesco, Inc.	5,580
640	L	Guess ?, Inc.	30,035
290	@,L	Gymboree Corp.	9,674
1,000	@,L	Hanesbrands, Inc.	28,230
150	@,L	Hibbett Sporting Goods, Inc.	3,213
590	@,L	HOT Topic, Inc.	3,723
170	L	IHOP Corp.	8,626
600	@,L	Jack in the Box, Inc.	17,970
280	@,L	Jo-Ann Stores, Inc.	4,609
410	@,L	JOS A Bank Clothiers, Inc.	10,615
170	L	Longs Drug Stores Corp.	8,996
8,200		McDonald’s Corp.	479,454
717		Men’s Wearhouse, Inc.	24,751
80	L	Movado Group, Inc.	2,216
1,100		MSC Industrial Direct Co.	47,542
200	@,L	O’Reilly Automotive, Inc.	6,572
290	@,L	Panera Bread Co.	11,620
110	@,L	Papa John’s International, Inc.	2,591
600		Phillips-Van Heusen	25,452
1,500		Polo Ralph Lauren Corp.	103,470
5,808	@@	Punch Taverns PLC	98,033
1,060	@,L	Quiksilver, Inc.	11,236
3,100	L	RadioShack Corp.	57,350
220	@,L	Red Robin Gourmet Burgers, Inc.	8,703
710		Ross Stores, Inc.	18,730
280	@,L	School Specialty, Inc.	9,993
370	@,L	Select Comfort Corp.	3,937
6,200	@@	Seven & I Holdings Co., Ltd.	155,582
821	@,L	Sonic Corp.	20,032
430	@,L	Texas Roadhouse, Inc.	5,414
7,000		TJX Cos., Inc.	205,380
220	@,L	Tractor Supply Co.	9,024
283	@,L	Tween Brands, Inc.	7,126
1,300	@,L	Urban Outfitters, Inc.	34,060
1,200		Wal-Mart Stores, Inc.	57,480
3,000		Wendy’s International, Inc.	84,090
120	L	World Fuel Services Corp.	3,797
250	@,L	Zumiez, Inc.	6,950

			3,314,612

		Savings & Loans: ?0+?.6%
200	L	Anchor Bancorp. Wisconsin, Inc.	5,084
1,100		Astoria Financial Corp.	27,544
1,090	L	BankAtlantic Bancorp., Inc.	4,197
1,263	L	Bankunited Financial Corp.	10,079
400		Dime Community Bancshares	5,428
900		First Niagara Financial Group, Inc.	11,187
550	@,L	FirstFed Financial Corp.	19,261
190	L	Flagstar Bancorp., Inc.	1,197

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Savings & Loans (continued)
17,000		Hudson City Bancorp., Inc.	$258,740
8,000	L	Washington Mutual, Inc.	156,000

			498,717

		Semiconductors: 2.5%
190	@,L	Actel Corp.	2,082
530	@,L	AMIS Holdings, Inc.	4,065
160	@,L	ATMI, Inc.	4,814
130	@,L	Cabot Microelectronics Corp.	4,862
170		Cohu, Inc.	2,661
300	@,L	Cypress Semiconductor Corp.	9,966
300	@,L	Diodes, Inc.	8,826
2,200	@,@@	Elpida Memory, Inc.	74,493
1,200	@	Fairchild Semiconductor International, Inc.	19,032
200	@	Integrated Device Technology, Inc.	2,426
45,900		Intel Corp.	1,197,038
500	@,L	International Rectifier Corp.	16,260
1,200		Intersil Corp.	29,928
1,190	@,L	Kulicke & Soffa Industries, Inc.	8,425
990	@,L	Lam Research Corp.	45,392
180	@,L	Microsemi Corp.	4,118
180	@,L	MKS Instruments, Inc.	3,271
13,900	@	Nvidia Corp.	438,406
780	@,L	Pericom Semiconductor Corp.	12,925
1,200	@,L	Semtech Corp.	18,312
2,050	@,L	Skyworks Solutions, Inc.	18,614
280	@,L	Standard Microsystems Corp.	9,876
70	@,L	Supertex, Inc.	2,377
9,169	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	90,956
3,300		Texas Instruments, Inc.	104,181
2,200	@@	Tokyo Electron Ltd.	135,579
785	@,L	Varian Semiconductor Equipment Associates, Inc.	32,585

			2,301,470

		Software: 2.3%
2,100	@	Activision, Inc.	46,515
100	@,L	Advent Software, Inc.	5,076
320	@,L	Allscripts Healthcare Solutions, Inc.	5,661
710	@,L	Ansys, Inc.	27,591
2,600	@	Autodesk, Inc.	122,434
5,600	@	BMC Software, Inc.	185,248
1,400		Broadridge Financial Solutions ADR	31,878
8,400		CA, Inc.	205,716
480	@	Captaris, Inc.	1,949
400	@,L	Cerner Corp.	23,900
280	@,L	Concur Technologies, Inc.	10,517
310	@,L	CSG Systems International	5,137
556		Dun & Bradstreet Corp.	49,612
200		Global Payments, Inc.	8,644
790	@,L	Informatica Corp.	13,549
160	@	JDA Software Group, Inc.	3,350
190	@	Mantech International Corp.	7,351
500	@	Metavante Technologies, Inc.	11,390
25,650		Microsoft Corp.	861,840
5,500	@	Novell, Inc.	38,610
310	@,L	Omnicell, Inc.	8,175
11,600	@	Oracle Corp.	234,088
590	@	Phase Forward, Inc.	14,396
370	@,L	Progress Software Corp.	11,703
280	@,L	Smith Micro Software, Inc.	2,243
200	@,L	SPSS, Inc.	7,228
1,290	@,L	Sybase, Inc.	33,076
1,776	@,@@	Tele Atlas NV	73,210
80	@,L	THQ, Inc.	1,956

			2,052,043

		Telecommunications: 3.9%
2,300	@	3Com Corp.	9,913
690	@	Adaptec, Inc.	2,312
800	@,L	ADC Telecommunications, Inc.	13,248
12,989	@@	Alcatel SA	105,198
1,500	@,L	American Tower Corp.	68,310
1,000	@,L	Andrew Corp.	14,660
350	@,L	Anixter International, Inc.	22,575
550	@,L	Arris Group, Inc.	5,737
19,733		AT&T, Inc.	753,998
330	@,L	C-COR, Inc.	4,052
3,300		CenturyTel, Inc.	140,679
4,000	@,L	Cincinnati Bell, Inc.	19,040
5,950	@	Cisco Systems, Inc.	166,719
500	@,L	CommScope, Inc.	20,250
210	@,L	Comtech Telecommunications	10,429
5,500		Corning, Inc.	133,595
800	@,L	Harmonic, Inc.	8,296
1,112		Harris Corp.	69,800
2,000	@,L	Juniper Networks, Inc.	59,440
500	@,L	Netgear, Inc.	16,945
640	@,L	Network Equipment Technologies, Inc.	7,962
1,200	@,L	NeuStar, Inc.	38,124
660	@,L	Novatel Wireless, Inc.	10,256
1,369	@@	Orascom Telecom GDR	103,967
500		Plantronics, Inc.	13,425
15,100		Qualcomm, Inc.	615,778
5,100	@,L	RF Micro Devices, Inc.	29,478
11,936	@@	Royal KPN NV	219,455
3,700		Sprint Nextel Corp.	57,424
680	@	Symmetricom, Inc.	2,931
97,934	@@	Telecom Italia S.p.A. RNC	244,833
920		Telephone & Data Systems, Inc.	57,270
280	@	Tollgrade Communications, Inc.	2,223
7,400		Verizon Communications, Inc.	319,754
280	@,L	Viasat, Inc.	9,338
51,800	@@	Vodafone Group PLC	193,843

			3,571,257

		Textiles: 0.1%
570	L	G&K Services, Inc.	23,182
400	@,L	Mohawk Industries, Inc.	32,176
220		Unifirst Corp.	8,221

			63,579

		Toys/ Games/ Hobbies: 0.0%
250	@,L	Jakks Pacific, Inc.	6,310
80	@,L	RC2 Corp.	2,326

			8,636

		Transportation: 0.5%
200	@,L	Bristow Group, Inc.	11,000
700	L	Con-way, Inc.	29,596
700		CSX Corp.	29,400
21	@@	East Japan Railway Co.	173,827
370	@,L	HUB Group, Inc.	9,650
800	@,L	Kansas City Southern	27,544
530	@,L	Kirby Corp.	25,477
150		Landstar System, Inc.	5,967
700		Norfolk Southern Corp.	35,847
130	@,L	Old Dominion Freight Line	2,929
960		Tidewater, Inc.	46,934
400		Union Pacific Corp.	50,456
200	@,L	YRC Worldwide, Inc.	3,542

			452,169

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Water: 0.3%
270	L	American States Water Co.	$11,246
2,481	@@	Veolia Environnement	229,484

			240,730

		Total Common Stock (Cost $61,505,053)	70,306,064

REAL ESTATE INVESTMENT TRUSTS: 0.3%
		Apartments: 0.0%
210		Camden Property Trust	11,048
120	L	Essex Property Trust, Inc.	12,449
290	L	Mid-America Apartment Communities, Inc.	14,004

			37,501

		Diversified: 0.0%
120	L	Entertainment Properties Trust	6,395

			6,395

		Health Care: 0.0%
410		LTC Properties, Inc.	9,651
390	L	Medical Properties Trust, Inc.	4,376
240	L	Senior Housing Properties Trust	5,302

			19,329

		Hotels: 0.1%
750	L	DiamondRock Hospitality Co.	12,990
800	L	Hospitality Properties Trust	29,232

			42,222

		Office Property: 0.0%
150	L	Kilroy Realty Corp.	8,384

			8,384

		Regional Malls: 0.1%
500		Macerich Co.	38,825

			38,825

		Single Tenant: 0.0%
300	L	National Retail Properties, Inc.	7,347
600		Realty Income Corp.	17,100

			24,447

		Warehouse/ Industrial: 0.1%
1,500	L	AMB Property Corp.	91,740
60	L	EastGroup Properties, Inc.	2,768

			94,508

		Total Real Estate Investment Trusts (Cost $266,255)	271,611

EXCHANGE-TRADED FUNDS: 0.3%
		Exchange-Traded Funds: 0.3%
1,700	L	iShares S&P SmallCap 600 Index Fund	112,030
1,200	L	Midcap SPDR Trust Series 1	188,232

			300,262

		Total Exchange-Traded Funds (Cost $289,852)	300,262

PREFERRED STOCK: 0.5%
		Diversified Financial Services: 0.1%
2,025	P, L	Merrill Lynch & Co., Inc.	37,584

			37,584

		Household Products/ Wares: 0.2%
3,000	@@	Henkel KGaA — Vorzug	165,962

			165,962

		Insurance: 0.1%
2,025	@@,P	Aegon NV	41,108
472	@@,P	Aegon NV — Series 1	9,176
1,875	P	Metlife, Inc.	42,656

			92,940

		Media: 0.1%
4,331	@@	ProSieben SAT.1 Media AG	116,633

			116,633

		Total Preferred Stock (Cost $397,982)	413,119

Principal Amount			Value

CORPORATE BONDS/ NOTES: 2.5%
		Banks: 1.0%
$40,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	$32,604
41,000	@@,#, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	41,396
30,000		Bank of America Corp., 5.750%, due 12/01/17	30,051
20,000	@@,C	Bank of Ireland, 5.500%, due 12/29/49	17,336
10,000	@@,C	Bank of Scotland, 5.125%, due 12/31/49	8,179
13,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	13,516
10,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	8,050
46,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	45,877
30,000	@@,C	BNP Paribas, 5.238%, due 12/31/49	25,472
18,000	@@,#, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	16,529
24,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	24,682
20,000	@@,#, C	HBOS PLC, 5.375%, due 11/29/49	18,321
80,000	@@,C	HSBC Bank PLC, 5.538%, due 06/29/49	58,800
40,000	@@,C	HSBC Bank PLC, 5.625%, due 06/29/49	32,200
50,000	@@,C	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	40,250
20,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	20,413
30,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	28,823
10,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	9,464
8,000	C	RBS Capital Trust I, 5.512%, due 12/31/49	7,264
35,000	@@,#, C	Resona Bank Ltd., 5.850%, due 12/31/49	33,134
80,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	62,800
20,000	@@,C	Societe Generale, 4.981%, due 11/29/49	16,594
60,000	@@,C	Standard Chartered PLC, 4.916%, due 07/29/49	43,200
90,000	@@,C	Standard Chartered PLC, 5.125%, due 11/29/49	65,700
10,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	7,200
19,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	19,447

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Banks (continued)
$42,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	$39,369
42,000	C	USB Capital IX, 6.189%, due 03/29/49	40,524
24,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	23,106
20,000	@@,C	Westpac Banking Corp., 5.306%, due 09/30/49	16,503
39,000	@@,#, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	34,301

			881,105

		Beverages: 0.0%
35,000	@@,C	Diageo Capital PLC, 5.750%, due 10/23/17	35,496

			35,496

		Chemicals: 0.0%
10,000	Z	Stauffer Chemical, 4.130%, due 04/15/10	9,085
20,000	Z	Stauffer Chemical, 5.450%, due 04/15/18	11,540

			20,625

		Diversified Financial Services: 0.4%
116,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	107,863
26,000	#, C	Corestates Capital Trust I, 8.000%, due 12/15/26	26,942
15,000	@@,C	Financiere CSFB NV, 5.375%, due 03/29/49	12,075
31,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	31,742
35,000	#, C	HVB Funding Trust III, 9.000%, due 10/22/31	39,040
59,000	#, C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	56,855
15,000	@@,C	Paribas, 5.375%, due 12/31/49	12,677
7,333	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	7,319
32,519	@@,#, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	32,791
24,000	C	Residential Capital, LLC, 8.000%, due 04/17/13	15,660
190,094	#, Z	Toll Road Investors Partnership II LP, 15.780%, due 02/15/45	27,314
29,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	29,678

			399,956

		Electric: 0.2%
43,000	C	Commonwealth Edison, 6.150%, due 03/15/12	44,812
29,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	27,453
27,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	27,654
8,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	9,266
11,000	C	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	10,987
29,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	30,579
25,000	C	NorthWestern Corp., 5.875%, due 11/01/14	25,114

			175,865

		Food: 0.1%
73,000		Kraft Foods, Inc., 7.000%, due 08/11/37	77,916

			77,916

		Insurance: 0.1%
32,000	@@,C	Aegon NV, 5.399%, due 12/31/49	23,200
16,000		Prudential Financial, Inc., 6.000%, due 12/01/17	15,864
12,000		Prudential Financial, Inc., 6.625%, due 12/01/37	11,938

			51,002

		Miscellaneous Manufacturing: 0.1%
43,000		General Electric Co., 5.250%, due 12/06/17	43,209

			43,209

		Multi-National: 0.0%
19,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	18,488

			18,488

		Oil & Gas: 0.1%
21,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	20,371
4,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	4,327
10,000	@@,C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	10,665
30,000	@@,#	Pemex Project Funding Master Trust, 6.994%, due 06/15/10	30,375
28,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	27,447

			93,185

		Pharmaceuticals: 0.0%
40,000	C	Merck & Co., Inc., 5.750%, due 11/15/36	40,083

			40,083

		Pipelines: 0.0%
21,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	21,164

			21,164

		Real Estate: 0.1%
7,000	C	Liberty Property LP, 6.375%, due 08/15/12	7,328
33,000	C	Liberty Property LP, 7.750%, due 04/15/09	34,033

			41,361

		Retail: 0.3%
60,000	C	McDonald’s Corp., 6.300%, due 10/15/37	62,439
14,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	14,184
9,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	9,120
100,000	C	Target Corp., 6.500%, due 10/15/37	97,354
8,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	6,984
32,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	32,917

			222,998

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Telecommunications: 0.1%
$52,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	$54,055
22,000	C	Embarq Corp., 7.995%, due 06/01/36	23,319
23,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	21,936

			99,310

		Water: 0.0%
17,000	#, C	American Water Capital Corp., 6.085%, due 10/15/17	17,808
17,000	#, C	American Water Capital Corp., 6.593%, due 10/15/37	18,132

			35,940

		Total Corporate Bonds/ Notes (Cost $2,317,838)	2,257,703

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.0%
		Federal Home Loan Mortgage Corporation: 4.5%
41,243	C, S	4.500%, due 12/15/16	41,037
85,000	Z	4.890%, due 03/15/31	27,560
66,137	C, S	5.000%, due 08/15/16	66,406
73,000	C, S	5.000%, due 05/15/20	73,159
31,000	C, S	5.000%, due 04/15/32	30,795
166,000	W	5.000%, due 01/15/35	162,913
101,275	C, S	5.002%, due 05/15/33	99,676
66,000	C	5.250%, due 03/15/12	66,683
34,000	C, S	5.500%, due 07/15/33	34,291
1,681,000	W	5.500%, due 01/11/37	1,681,591
51,805	C, S	6.000%, due 01/15/29	53,106
158,000		6.000%, due 01/15/36	160,395
52,454	S	6.500%, due 01/01/24	54,391
1,512,000		6.500%, due 01/15/34	1,552,281

			4,104,284

		Federal National Mortgage Corporation: 1.5%
31,000	W	4.500%, due 01/15/19	30,525
84,000		4.750%, due 11/19/12	86,728
320,000	W	5.000%, due 01/12/36	313,650
214,078	S	5.000%, due 08/01/37	206,676
33,110	S	5.500%, due 02/01/18	33,504
143,000	S	5.500%, due 05/25/30	141,389
34,036	S	5.500%, due 01/25/36	33,721
50,402	S	5.500%, due 12/25/36	50,052
54,000	C	5.550%, due 03/29/10	54,060
32,447	S	6.000%, due 08/01/16	33,249
16,570	S	6.000%, due 07/01/17	16,976
32,000	W	6.000%, due 01/15/19	32,715
37,092	S	6.000%, due 04/25/31	38,391
19,000		6.000%, due 01/11/37	19,312
12,002	S	6.500%, due 12/01/33	12,400
124,000	W	6.500%, due 01/15/35	127,508
30,355	S	6.500%, due 05/01/37	31,227
63,896	S	7.000%, due 12/01/27	67,221

			1,329,304

		Government National Mortgage Association: 0.1%
6,409	S	6.500%, due 01/15/29	6,673
23,789	S	7.000%, due 02/15/28	25,242

			31,915

		Total U.S. Government Agency Obligations (Cost $5,393,605)	5,465,503

U.S. TREASURY OBLIGATIONS: 6.8%
		U.S. Treasury Bonds: 0.9%
279,000	L	4.250%, due 11/15/17	285,496
21,000	L	4.750%, due 05/15/14	22,345
500,000	L	4.750%, due 02/15/37	528,086

			835,927

		U.S. Treasury Notes: 5.5%
3,574,000	L	3.375%, due 11/30/12	3,568,696
323,000	L	3.625%, due 10/31/09	326,457
1,003,000	L	4.500%, due 05/15/10	1,038,262

			4,933,415

		Treasury Inflation Indexed Protected Securities: 0.4%
60,923	L	2.375%, due 04/15/11	63,546
56,862	L	2.375%, due 01/15/17	60,460
85,168	L	2.375%, due 01/15/25	82,373
163,995	L	3.875%, due 01/15/09	169,556

			375,935

		Total U.S. Treasury Obligations (Cost $6,079,794)	6,145,277

ASSET-BACKED SECURITIES: 0.1%
		Credit Card Asset-Backed Securities: 0.0%
15,000	C, S	Bank One Issuance Trust, 4.540%, due 09/15/10	14,981

			14,981

		Home Equity Asset-Backed Securities: 0.0%
45,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	44,606

			44,606

		Other Asset-Backed Securities: 0.1%
8,497	C, S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	8,427
1,633	C, S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	1,626
25,000	C, S	Equity One, Inc., 5.050%, due 09/25/33	24,270
25,000	C, S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,781
7,064	C, S	Popular Mortgage Pass-through Trust, 4.596%, due 11/25/35	7,032

			66,136

		Total Asset-Backed Securities (Cost $126,862)	125,723

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
301,722	C, S	American Home Mortgage Assets, 5.653%, due 02/25/47	269,381
43,531	C, S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	45,161
15,558	C, S	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	15,545
16,000	C, S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	15,745
19,000	C, S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	18,923
11,000	C, S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	10,978

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

$19,000	C, S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	$19,007
39,832	C, S	Banc of America Funding Corp., 5.844%, due 05/20/36	39,378
17,596	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	17,650
10,423	C, S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	10,408
14,747	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	14,608
72,809	C, S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	73,494
33,593	C, S	Chaseflex Trust, 6.500%, due 02/25/37	34,271
13,278	C, S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	13,452
89,514	C, S	Countrywide Alternative Loan Trust, 5.413%, due 10/25/35	89,344
21,440	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	20,713
10,939	C, S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	10,882
16,216	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	15,770
11,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 7.794%, due 04/15/62	11,735
53,911	C, S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	54,138
133,889	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	137,532
19,193	C, S	GMAC Mortgage Corp. Loan Trust, 4.584%, due 10/19/33	18,701
17,580	C, S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	17,593
25,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	25,180
8,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	7,901
16,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	16,471
8,027	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	8,149
48,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	49,426
13,000	C, S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	12,801
78,000	C, S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	77,141
45,305	C, S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	45,339
15,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	15,111
56,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	58,595
86,821	C, S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	86,480
110,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	109,923
91,252	C, S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	88,900
247,936	C, S	Prime Mortgage Trust, 5.289%, due 02/25/35	245,282
25,704	C, S	RAAC Series, 5.250%, due 09/25/34	25,400
9,297	C, S	Thornburg Mortgage Securities Trust, 5.159%, due 09/25/44	9,278
30,814	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	30,608
10,610	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.563%, due 02/25/47	10,366
206,824	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 07/25/47	202,846
79,806	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.750%, due 02/25/36	79,682
50,000	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.823%, due 10/25/36	50,490
24,689	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.877%, due 07/25/37	24,698
25,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 3.497%, due 06/25/35	24,817
70,503	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	69,090
65,861	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.647%, due 12/25/36	64,709

		Total Collateralized Mortgage Obligations (Cost $2,457,911)	2,413,092

MUNICIPAL BONDS: 0.1%
		California: 0.0%
21,000	C	City of San Diego, 7.125%, due 06/01/32	21,443

			21,443

		Michigan: 0.1%
80,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	79,719

			79,719

		Total Municipal Bonds (Cost $99,716)	101,162

		Total Long-Term Investments (Cost $78,934,868)	87,799,516

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

SHORT-TERM INVESTMENTS: 23.1%
		Mutual Fund: 7.5%
6,775,000	**, S	ING Institutional Prime Money Market Fund	$6,775,000

		Total Mutual Fund (Cost $6,775,000)	6,775,000

Principal Amount			Value

		Repurchase Agreement: 0.3%
$305,000		Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $305,114 to be received upon repurchase (Collateralized by $555,000 Resolution Funding Corporation Discount Note, Market Value $313,703, due 07/15/20)	$305,000

		Total Repurchase Agreement (Cost $305,000)	305,000

		Securities Lending CollateralCC: 15.3%
13,855,415		Bank of New York Mellon Corp. Institutional Cash Reserves	13,855,415

		Total Securities Lending Collateral (Cost $13,855,415)	13,855,415

		Total Short-Term Investments (Cost $20,935,415)	20,935,415

Total Investments in Securities (Cost $99,870,283) *	120.0%	$108,734,931
Other Assets and Liabilities — Net	(20.0)	(18,089,009)

Net Assets	100.0%	$90,645,922

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $100,417,010.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,032,771
Gross Unrealized Depreciation	(2,714,850)

Net Unrealized Appreciation	$8,317,921

Open Futures Contracts on November 30, 2007

				Unrealized
	Number of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts
90-Day Eurodollar	8	1,916,600	03/17/08	$12,054
90-Day Eurodollar	9	2,171,138	09/15/08	12,158
S&P 500 E-Mini	14	1,038,590	12/21/07	(1,150)
U.S. Treasury 10-Year Note	1	113,203	03/19/08	(20,134)
U.S. Treasury Long Bond	2	234,375	03/19/08	(1,255)

				$1,673

Short Contracts
90-Day Eurodollar	9	(2,166,638)	09/14/09	$(13,507)
Fed Fund 30-Day	2	(800,939)	03/31/08	(4,371)
Fed Fund 30-Day	2	(801,731)	04/30/08	(5,122)
Fed Fund 30-Day	1	(401,532)	05/30/08	(3,199)

				$(26,199)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 62.1%
		Advertising: 0.5%
160	@,L	inVentiv Health, Inc.	$4,669
9,900		Omnicom Group	482,625

			487,294

		Aerospace/ Defense: 2.5%
410		Curtiss-Wright Corp.	22,116
240		DRS Technologies, Inc.	14,210
100	L	EDO Corp.	5,582
120	@,L	Esterline Technologies Corp.	6,266
3,800		General Dynamics Corp.	337,364
3,800		L-3 Communications Holdings, Inc.	420,470
3,800		Lockheed Martin Corp.	420,546
140	@	Moog, Inc.	6,311
8,600		Northrop Grumman Corp.	677,594
30	@,L	Sequa Corp.	5,249
270	@,L	Teledyne Technologies, Inc.	14,639
70		Triumph Group, Inc.	5,688
6,950		United Technologies Corp.	519,652

			2,455,687

		Agriculture: 1.0%
620	@	Alliance One International, Inc.	2,561
7,600		Altria Group, Inc.	589,456
4,813	@@	British American Tobacco PLC	186,932
240	L	Universal Corp.	12,883
3,300	L	UST, Inc.	191,070

			982,902

		Airlines: 0.1%
13,042	@,@@	British Airways PLC	91,411
200	@,L	Frontier Airlines Holdings, Inc.	1,220
493		Skywest, Inc.	12,971

			105,602

		Apparel: 0.9%
440	@,L	CROCS, Inc.	17,173
80	@,L	Deckers Outdoor Corp.	11,534
580	@,L	Iconix Brand Group, Inc.	13,218
130	L	Kellwood Co.	1,949
90	@,L	Maidenform Brands, Inc.	1,176
11,600		Nike, Inc.	761,540
270	@	Skechers USA, Inc.	6,116
200	@,L	Volcom, Inc.	5,394
600	@,L	Warnaco Group, Inc.	22,140
490	L	Wolverine World Wide, Inc.	12,137

			852,377

		Auto Manufacturers: 0.3%
18,000	@@	Fuji Heavy Industries Ltd.	89,839
9,800	@@	Nissan Motor Co., Ltd.	112,365
970	L	Oshkosh Truck Corp.	46,647
130	L	Wabash National Corp.	898

			249,749

		Auto Parts & Equipment: 0.1%
340	L	BorgWarner, Inc.	32,847
630	@,L	Lear Corp.	18,547
130	L	Superior Industries International	2,408

			53,802

		Banks: 3.7%
90	I	Alabama National Bancorp	6,956
970	L	Associated Banc-Corp.	26,394
7,245	@@	Banco Bilbao Vizcaya Argentaria SA	180,160
5,350		Bank of America Corp.	246,796
800	@@	Bank of Ireland — Dublin Exchange	12,699
5,300	@@	Bank of Ireland — London Exchange	84,100
10,000	@@	Bank of Yokohama Ltd.	78,254
11,898	@@	Barclays PLC	137,524
690	L	Boston Private Financial Holdings, Inc.	19,003
210	L	Cascade Bancorp	3,641
1,000	L	Cathay General Bancorp	28,980
260	L	Central Pacific Financial Corp.	5,255
250	L	Chittenden Corp.	8,758
2,740	L	Colonial BancGroup, Inc.	43,621
700		Commerce Bancorp., Inc.	27,874
100		Community Bank System, Inc.	2,017
350	L	Corus Bankshares, Inc.	3,322
1,102	@@	Deutsche Bank AG	145,076
617	L	East-West Bancorp., Inc.	16,628
350	@@,L	First Bancorp	2,289
70		First Indiana Corp.	2,230
980	L	FirstMerit Corp.	20,198
4,389	@@	Fortis	117,208
340	L	Fremont General Corp.	853
910	L	Frontier Financial Corp.	17,436
70	L	Glacier Bancorp., Inc.	1,394
500	L	Hanmi Financial Corp.	4,795
13,115	@@	HSBC Holdings PLC	224,239
160	L	Independent Bank Corp.	1,530
2,500		Marshall & Ilsley Corp.	78,675
13,500	@@	Mitsubishi UFJ Financial Group, Inc.	133,318
210	L	Nara Bancorp., Inc.	2,801
4,100	@@	National Australia Bank Ltd.	139,109
160	L	Provident Bankshares Corp.	3,752
8,800		Regions Financial Corp.	232,584
190	@,L	Signature Bank	7,040
786	@@	Societe Generale	121,071
910	L	South Financial Group, Inc.	16,307
140	L	Sterling Bancshares, Inc.	1,728
10,000	@@	Sumitomo Trust & Banking Co., Ltd.	83,257
270	L	Susquehanna Bancshares, Inc.	5,370
120	L	TCF Financial Corp.	2,329
790	L	UCBH Holdings, Inc.	12,703
180	L	Umpqua Holdings Corp.	2,905
800	@@	Uniao de Bancos Brasileiros SA GDR	119,776
28,500	@@	UniCredito Italiano S.p.A.	242,196
80	L	United Bankshares, Inc.	2,486
90	L	United Community Banks, Inc.	1,706
7,850		Wachovia Corp.	337,550
520	L	Webster Financial Corp.	17,519
17,800	L	Wells Fargo & Co.	577,254
50		Whitney Holding Corp.	1,370
230	L	Wilshire Bancorp., Inc.	2,144
70	L	Wintrust Financial Corp.	2,472

			3,616,652

		Beverages: 1.7%
10,600		Anheuser-Busch Cos., Inc.	558,832
8,480	@@	C&C Group PLC	45,564
4,300		Coca-Cola Co.	267,030
1,862	@@	Fomento Economico Mexicano SA de CV ADR	60,329
200	@,L	Hansen Natural Corp.	8,682
4,300		Pepsi Bottling Group, Inc.	183,481
1,190		PepsiAmericas, Inc.	40,282
6,900		PepsiCo, Inc.	532,542

			1,696,742

		Biotechnology: 0.1%
140	@,L	Affymetrix, Inc.	2,919
220	@,L	Arqule, Inc.	1,428
90	@,L	Charles River Laboratories International, Inc.	5,718
410	@,L	CryoLife, Inc.	2,944
250	@,L	Enzo Biochem, Inc.	2,740
280	@	Invitrogen Corp.	27,163
150	@,L	Lifecell Corp.	6,083
260	@,L	Martek Biosciences Corp.	6,724

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Biotechnology (continued)
1,640	@,L	Millennium Pharmaceuticals, Inc.	$24,174
670	@,L	PDL BioPharma, Inc.	11,866
190	@,L	Regeneron Pharmaceuticals, Inc.	4,138
440	@,L	Vertex Pharmaceuticals, Inc.	11,172

			107,069

		Building Materials: 0.1%
380	L	Apogee Enterprises, Inc.	8,444
160	@,L	Drew Industries, Inc.	4,371
90	L	Gibraltar Industries, Inc.	1,258
3,034	@@	Italcementi S.p.A.	62,925
510	L	Lennox International, Inc.	17,258
120	@,L	NCI Building Systems, Inc.	4,120
40	L	Texas Industries, Inc.	2,775
70		Universal Forest Products, Inc.	2,003

			103,154

		Chemicals: 1.2%
300		Air Products & Chemicals, Inc.	29,712
420		Airgas, Inc.	20,782
60		Albemarle Corp.	2,648
900		Cabot Corp.	30,978
200	L	CF Industries Holdings, Inc.	18,196
9,951	@@	Croda International	119,040
60		Cytec Industries, Inc.	3,680
600	L	Ecolab, Inc.	28,740
310	L	HB Fuller Co.	7,840
430		Lubrizol Corp.	27,580
990		Lyondell Chemical Co.	46,728
270	L	Minerals Technologies, Inc.	18,063
4,100		Monsanto Co.	407,417
1,150		Olin Corp.	24,081
230	@,L	OM Group, Inc.	12,947
50	L	Penford Corp.	1,210
500		PPG Industries, Inc.	34,320
300		Praxair, Inc.	25,614
107		Quaker Chemical Corp.	2,330
270	L	Schulman A, Inc.	5,821
4,100		Sigma-Aldrich Corp.	215,865
13,000	@@	Sumitomo Chemical Co., Ltd.	111,063
600	@,L	Terra Industries, Inc.	22,668
290		Tronox, Inc.	2,349
140	@,L	Zep, Inc.	1,838

			1,221,510

		Coal: 0.0%
180		Arch Coal, Inc.	6,815
630		Massey Energy Co.	21,389
100	@,L	Patriot Coal Corp.	3,381

			31,585

		Commercial Services: 0.7%
160		Aaron Rents, Inc.	3,218
120	L	ABM Industries, Inc.	2,448
130		Administaff, Inc.	4,248
340	@,L	Alliance Data Systems Corp.	26,418
400	@,L	Apollo Group, Inc. — Class A	30,608
210		Arbitron, Inc.	8,369
140	@,L	Bankrate, Inc.	5,480
190	L	Bowne & Co., Inc.	3,431
8,272	@@	Brambles Ltd.	90,739
130	@,L	Bright Horizons Family Solutions, Inc.	4,913
310	@,L	Career Education Corp.	8,906
100	L	CDI Corp.	2,667
240	L	Chemed Corp.	12,996
380	@,W, L	ChoicePoint, Inc.	14,383
30	@,L	Consolidated Graphics, Inc.	1,552
160	@,L	Corinthian Colleges, Inc.	2,794
60		CPI Corp.	1,666
100	L	Deluxe Corp.	3,159
360		DeVry, Inc.	19,793
420	@,L	Gartner, Inc.	7,934
210	L	Healthcare Services Group	4,599
100	L	Heidrick & Struggles International, Inc.	3,627
190	@,L	ITT Educational Services, Inc.	21,497
60	@,L	Kendle International, Inc.	2,590
310	@,L	Labor Ready, Inc.	4,666
320	@,L	Live Nation, Inc.	4,294
510		Manpower, Inc.	31,161
230	L	MAXIMUS, Inc.	8,970
2,200		McKesson Corp.	146,806
130	@,L	Midas, Inc.	2,129
620	@,L	MPS Group, Inc.	6,882
130	@	Parexel International Corp.	5,753
60	@,L	Pharmanet Development Group	2,370
100	@,L	Pre-Paid Legal Services, Inc.	5,001
700		Robert Half International, Inc.	18,872
200	L	Rollins, Inc.	5,888
760		Sotheby’s	28,462
760	@,L	Spherion Corp.	5,913
60		Strayer Education, Inc.	10,852
300	@	United Rentals, Inc.	6,981
2,157	@@	USG People NV	59,181
580	@,L	Valassis Communications, Inc.	7,151
135	@,L	Volt Information Sciences, Inc.	1,717
260	L	Watson Wyatt Worldwide, Inc.	11,973
200	@,L	Wright Express Corp.	7,590

			670,647

		Computers: 3.2%
400	@	Affiliated Computer Services, Inc.	16,784
60	@,L	Ansoft Corp.	1,741
3,400	@	Apple, Inc.	619,548
203	@,L	CACI International, Inc.	9,214
2,100	@@	Capgemini SA	122,057
550	@,L	Ciber, Inc.	3,751
800	@,L	Cognizant Technology Solutions Corp.	24,880
2,400	@,L	Computer Sciences Corp.	126,768
24,700	@	Dell, Inc.	606,138
510	@	DST Systems, Inc.	43,223
6,500	@	EMC Corp.	125,255
260		Factset Research Systems, Inc.	16,297
10,850		Hewlett-Packard Co.	555,086
100	@,L	Hutchinson Technology, Inc.	2,631
6,200		International Business Machines Corp.	652,116
1,110		Jack Henry & Associates, Inc.	29,704
150	@,L	Manhattan Associates, Inc.	4,070
190	@,L	Mercury Computer Systems, Inc.	2,785
353	@,L	Micros Systems, Inc.	25,465
500	@,L	NCR Corp.	11,970
200	@,L	Radiant Systems, Inc.	3,194
3,200	@,L	Sandisk Corp.	119,808
50	@,L	SI International, Inc.	1,298
640	@,L	SRA International, Inc.	17,498
240	@,L	Stratasys, Inc.	5,998
300	@,L	SYKES Enterprises, Inc.	5,538
130	@,L	Synaptics, Inc.	7,220
910	@	Synopsys, Inc.	22,395
1,210	@,L	Western Digital Corp.	33,432

			3,215,864

		Cosmetics/ Personal Care: 0.5%
830	L	Alberto-Culver Co.	21,215
200	@,L	Chattem, Inc.	14,182
1,400		Colgate-Palmolive Co.	112,112
4,450		Procter & Gamble Co.	329,300

			476,809

		Distribution/ Wholesale: 0.1%
480	@,L	Brightpoint, Inc.	7,973
740	L	Fastenal Co.	29,334
380	@	Ingram Micro, Inc.	7,562
410	@,L	LKQ Corp.	16,281
30		Owens & Minor, Inc.	1,178

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Distribution/ Wholesale (continued)
180	@,L	Scansource, Inc.	$6,350
5,000	@@	Sumitomo Corp.	75,402
70	@,L	United Stationers, Inc.	3,546
40	L	Watsco, Inc.	1,450

			149,076

		Diversified Financial Services: 2.5%
1,380	@,L	AmeriCredit Corp.	15,829
1,200		Charles Schwab Corp.	29,172
4,650		Citigroup, Inc.	154,845
580	L	Eaton Vance Corp.	25,381
320	L	Financial Federal Corp.	7,069
2,750		Goldman Sachs Group, Inc.	623,260
290	L	IndyMac Bancorp., Inc.	2,770
380	@,L	Investment Technology Group, Inc.	17,358
540		Jefferies Group, Inc.	13,802
17,400		JPMorgan Chase & Co.	793,788
600	@,L	LaBranche & Co., Inc.	3,186
1,300		Lehman Brothers Holdings, Inc.	81,419
3,150		Merrill Lynch & Co., Inc.	188,811
5,950		Morgan Stanley	313,684
430	L	OptionsXpress Holdings, Inc.	13,076
50	@,L	Piper Jaffray Cos	2,316
60	@,L	Portfolio Recovery Associates, Inc.	2,417
1,340		Raymond James Financial, Inc.	43,523
630	@@	SFCG Co., Ltd.	95,270
1,300		SLM Corp.	49,504
535		SWS Group, Inc.	7,255
130	@,L	TradeStation Group, Inc.	1,551
120	L	Waddell & Reed Financial, Inc.	4,102
40	@,L	World Acceptance, Corp.	1,263

			2,490,651

		Electric: 2.0%
760		Alliant Energy Corp.	31,555
1,550	@	Aquila, Inc.	6,138
50	L	Central Vermont Public Service Corp.	1,383
790	L	Cleco Corp.	22,073
3,700		Constellation Energy Group, Inc.	370,777
1,200		Duke Energy Corp.	23,748
210	@	El Paso Electric Co.	5,399
680		Energy East Corp.	18,795
5,000		Entergy Corp.	597,700
100		MDU Resources Group, Inc.	2,729
1,870		Northeast Utilities	59,055
310	L	NSTAR	10,850
240		OGE Energy Corp.	8,544
4,700		Public Service Enterprise Group, Inc.	449,978
510		Puget Energy, Inc.	14,316
1,400	@@	RWE AG	190,930
70	W	SCANA Corp.	2,983
4,636	@@	Scottish & Southern Energy PLC	151,516
1,050	L	Sierra Pacific Resources	18,060
30		Wisconsin Energy Corp.	1,435

			1,987,964

		Electrical Components & Equipment: 0.3%
190	@,L	Advanced Energy Industries, Inc.	2,757
630	W	Ametek, Inc.	27,720
330		Belden Cdt, Inc.	15,197
300	@	C&D Technologies, Inc.	1,587
20	@,L	Energizer Holdings, Inc.	2,273
250	@,L	Greatbatch, Inc.	5,145
400		Hubbell, Inc.	21,972
150	@	Littelfuse, Inc.	5,003
1,211	@@	Schneider Electric SA	168,094

			249,748

		Electronics: 1.1%
730		Amphenol Corp.	31,646
60	L	Analogic Corp.	3,229
5,500		Applera Corp. — Applied Biosystems Group	187,880
420	@	Arrow Electronics, Inc.	15,544
1,020	@	Avnet, Inc.	35,190
410	@,L	Benchmark Electronics, Inc.	7,360
270	L	Brady Corp.	10,808
260	@,L	Checkpoint Systems, Inc.	6,178
220	@,L	Coherent, Inc.	6,329
240	L	Cubic Corp.	9,475
160	@,L	Cymer, Inc.	6,571
200	@,L	Dionex Corp.	16,894
370	@,L	Electro Scientific Industries, Inc.	7,493
220	@,L	Faro Technologies, Inc.	5,944
170	@,L	FEI Co.	4,235
350	@,L	Flir Systems, Inc.	24,056
960	L	Gentex Corp.	19,027
60	@,L	Itron, Inc.	4,653
120		Keithley Instruments, Inc.	1,140
3,658	@@	Koninklijke Philips Electronics NV	152,270
180	@,L	LoJack Corp.	3,152
410		Methode Electronics, Inc.	4,941
740		National Instruments Corp.	24,694
1,500	@@	Nidec Corp.	113,799
190		Park Electrochemical Corp.	5,596
210	@	Planar Systems, Inc.	1,193
190	@,L	Plexus Corp.	5,654
100	@,L	Rogers Corp.	4,406
410	L	Technitrol, Inc.	10,976
400	@	Thermo Electron Corp.	23,056
620	@	Thomas & Betts Corp.	33,703
610	@,L	Trimble Navigation Ltd.	22,613
300	@,L	TTM Technologies, Inc.	3,627
260	@,L	Varian, Inc.	18,213
690	@,L	Vishay Intertechnology, Inc.	8,618
3,100	@	Waters Corp.	241,924
150	L	Woodward Governor Co.	10,281

			1,092,368

		Energy — Alternate Sources: 0.0%
680	@,L	Headwaters, Inc.	8,160

			8,160

		Engineering & Construction: 0.1%
320	@	Dycom Industries, Inc.	9,005
760	@	EMCOR Group, Inc.	20,246
490		Granite Construction, Inc.	20,100
940	@	KBR, Inc.	37,431
510	@	Shaw Group, Inc.	32,344
140	@	URS Corp.	8,049

			127,175

		Entertainment: 0.1%
700		International Game Technology	30,562
660	@,L	Macrovision Corp.	16,447
70	@,L	Pinnacle Entertainment, Inc.	1,922
140	@,L	Scientific Games Corp.	4,535
250	@,L	Shuffle Master, Inc.	3,343

			56,809

		Environmental Control: 0.0%
130	@,L	Tetra Tech, Inc.	2,694
460	@,L	Waste Connections, Inc.	14,642

			17,336

		Food: 1.2%
73,000	@@	China Yurun Food Group Ltd.	120,264
300		Corn Products International, Inc.	11,799
525		Flowers Foods, Inc.	12,196
6,705		General Mills, Inc.	403,306
80	@,L	Great Atlantic & Pacific Tea Co.	2,404

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Food (continued)
210	@,L	Hain Celestial Group, Inc.	$6,947
1,800		HJ Heinz Co.	85,140
133	L	Hormel Foods Corp.	5,287
90	L	Nash Finch Co.	3,212
639	@@	Nestle SA	307,235
10	@	Performance Food Group Co.	277
70	@,L	Ralcorp Holdings, Inc.	4,297
740		Ruddick Corp.	26,485
20	L	Sanderson Farms, Inc.	621
440	@,L	Smithfield Foods, Inc.	13,222
80		Spartan Stores, Inc.	1,800
9,655	@@	Tate & Lyle PLC	89,418
230	@,L	TreeHouse Foods, Inc.	5,421
90	@,L	United Natural Foods, Inc.	2,636
791	@@	Wimm-Bill-Dann Foods OJSC ADR	90,625

			1,192,592

		Forest Products & Paper: 0.1%
710	@,L	Buckeye Technologies, Inc.	10,139
130		Neenah Paper, Inc.	3,923
300	L	Potlatch Corp.	13,773
490	L	Rock-Tenn Co.	12,926
70		Schweitzer-Mauduit International, Inc.	1,869
5,419	@,@@	Smurfit Kappa PLC	94,313
280	L	Wausau Paper Corp.	2,640

			139,583

		Gas: 0.2%
150		Atmos Energy Corp.	3,929
800		Energen Corp.	50,992
250		New Jersey Resources Corp.	12,613
460		Northwest Natural Gas Co.	22,066
560	L	Piedmont Natural Gas Co.	14,582
140		South Jersey Industries, Inc.	5,166
440		Southern Union Co.	13,134
712		UGI Corp.	18,825
970		Vectren Corp.	28,479
1,040		WGL Holdings, Inc.	34,362

			204,148

		Hand/ Machine Tools: 0.3%
510		Baldor Electric Co.	17,213
1,600	L	Black & Decker Corp.	132,240
30	L	Kennametal, Inc.	2,342
90		Lincoln Electric Holdings, Inc.	6,279
90	L	Regal-Beloit Corp.	4,237
1,900		Snap-On, Inc.	92,872

			255,183

		Healthcare — Products: 0.8%
180	@,L	American Medical Systems Holdings, Inc.	2,461
130	@,L	Arthrocare Corp.	7,037
1,800		Baxter International, Inc.	107,766
130	L	Cooper Cos., Inc.	5,594
190	@	Cyberonics	2,592
1,528		Densply International, Inc.	65,368
410	@,L	Edwards Lifesciences Corp.	20,275
320	@	Gen-Probe, Inc.	21,405
160	@,L	Haemonetics Corp.	9,282
710	@	Henry Schein, Inc.	41,997
260	@,L	Hologic, Inc.	17,261
100	@,L	ICU Medical, Inc.	3,712
216	@,L	Idexx Laboratories, Inc.	13,068
300	@,L	Immucor, Inc.	9,951
160	@,L	Intuitive Surgical, Inc.	52,429
90	L	Invacare Corp.	2,340
3,200		Johnson & Johnson	216,768
320	@,L	Kinetic Concepts, Inc.	18,765
220		LCA-Vision, Inc.	3,577
40	L	Mentor Corp.	1,504
130		Meridian Bioscience, Inc.	4,011
150	@	Merit Medical Systems, Inc.	2,180
260	@	Osteotech, Inc.	2,137
90	@,L	Palomar Medical Technologies, Inc.	1,579
440	@,L	PSS World Medical, Inc.	8,439
364	@	Respironics, Inc.	17,931
800	@	St. Jude Medical, Inc.	31,800
500	L	Stryker Corp.	36,315
10	@,L	SurModics, Inc.	516
100	@,L	Symmetry Medical, Inc.	1,684
180	@,L	Techne Corp.	11,727
140	@,L	Ventana Medical Systems	12,435

			753,906

		Healthcare — Services: 1.8%
6,750		Aetna, Inc.	377,190
100	@,L	Amedisys, Inc.	4,266
410	@,L	AMERIGROUP Corp.	14,092
260	@,L	Amsurg Corp.	6,724
520	@,L	Apria Healthcare Group, Inc.	11,268
270	@,L	Centene Corp.	6,750
290	@,W	Covance, Inc.	25,326
4,450	@	Coventry Health Care, Inc.	257,566
1,700	@@	Fresenius Medical Care AG & Co. KGaA	95,082
150	@,L	Gentiva Health Services, Inc.	2,709
750	@	Health Net, Inc.	36,435
210	@,L	Healthways, Inc.	12,258
5,100	@	Humana, Inc.	392,853
380	@,L	Lincare Holdings, Inc.	12,992
90	@,L	Matria Healthcare, Inc.	2,045
160	@,L	Medcath Corp.	4,067
200	@,L	Molina Healthcare, Inc.	7,498
270	@	Pediatrix Medical Group, Inc.	17,458
100	@	RehabCare Group, Inc.	2,310
280	@,L	Sierra Health Services, Inc.	11,690
170	@,L	Sunrise Senior Living, Inc.	5,336
6,100		UnitedHealth Group, Inc.	335,500
110	@,L	WellCare Health Plans, Inc.	4,280
1,950	@	WellPoint, Inc.	164,210

			1,809,905

		Holding Companies — Diversified: 0.1%
954	@@	LVMH Moet Hennessy Louis Vuitton SA	115,477

			115,477

		Home Builders: 0.1%
800	@,L	Champion Enterprises, Inc.	7,216
27,000	@,@@	Haseko Corp.	53,897
410	@,L	Hovnanian Enterprises, Inc.	3,100
320	L	M/ I Homes, Inc.	3,210
490	L	MDC Holdings, Inc.	17,341
30	@,L	NVR, Inc.	14,760
100	L	Skyline Corp.	3,390
703	L	Thor Industries, Inc.	24,781
280	@,L	Toll Brothers, Inc.	5,788
110	L	Winnebago Industries	2,367

			135,850

		Home Furnishings: 0.1%
230	L	Ethan Allen Interiors, Inc.	6,569
5,000	@@	Matsushita Electric Industrial Co., Ltd.	101,677
40	@,L	Universal Electronics, Inc.	1,478

			109,724

		Household Products/ Wares: 0.2%
1,120	L	American Greetings Corp.	26,051
230	L	Blyth, Inc.	4,524
300	@,L	Central Garden and Pet Co.	1,575
360	@,L	Fossil, Inc.	15,602
1,500		Kimberly-Clark Corp.	104,715
500	@	Spectrum Brands, Inc.	2,585

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Household Products/ Wares (continued)
560		Tupperware Corp.	$19,533

			174,585

		Housewares: 0.0%
190	L	Toro Co.	10,574

			10,574

		Insurance: 4.5%
2,700	@@	ACE Ltd.	161,541
5,600		Allstate Corp.	286,272
1,029		American Financial Group, Inc.	30,067
13,850		American International Group, Inc.	805,101
940		Brown & Brown, Inc.	23,124
11,750		Chubb Corp.	640,963
1,500		Cigna Corp.	80,415
190	L	Commerce Group, Inc.	6,831
360		Delphi Financial Group	13,838
700	@@	Everest Re Group Ltd.	73,451
170	L	First American Corp.	5,811
410	L	Hanover Insurance Group, Inc.	18,491
2,638		Hartford Financial Services Group, Inc.	251,454
1,200		HCC Insurance Holdings, Inc.	36,888
70		Hilb Rogal & Hobbs Co.	2,993
40		Infinity Property & Casualty Corp.	1,564
139		Landamerica Financial Group, Inc.	3,658
57,807	@@	Legal & General Group PLC	154,097
90		Mercury General Corp.	4,670
5,500	L	Metlife, Inc.	360,745
472	@	Philadelphia Consolidated Holding Co.	20,098
220		Presidential Life Corp.	3,793
410	@,L	ProAssurance Corp.	22,484
220		Protective Life Corp.	9,104
3,759		Prudential Financial, Inc.	353,872
330	L	Radian Group, Inc.	3,742
360	L	RLI Corp.	21,467
220		Safety Insurance Group, Inc.	8,032
530	L	Selective Insurance Group	12,503
18	@,@@	Sony Financial Holdings, Inc.	68,038
310		Stancorp Financial Group, Inc.	16,148
60		Tower Group, Inc.	1,945
14,400		Travelers Cos., Inc.	764,784
310		United Fire & Casualty Co.	9,554
420	L	Unitrin, Inc.	19,429
1,157		WR Berkley Corp.	35,381
260	L	Zenith National Insurance Corp.	10,928
486	@@	Zurich Financial Services AG	141,641

			4,484,917

		Internet: 0.9%
2,000	@,L	Amazon.com, Inc.	181,120
160	@	Blue Coat Systems, Inc.	5,794
110	@	Blue Nile, Inc.	8,119
370	@,L	Checkfree Corp.	17,612
592	@,L	Cybersource Corp.	8,649
150	@,L	DealerTrack Holdings, Inc.	6,381
700	@,L	Expedia, Inc.	22,820
700	@	Google, Inc. — Class A	485,100
230	@,L	Infospace, Inc.	4,096
350	@,L	j2 Global Communications, Inc.	8,512
140	@,L	Knot, Inc.	1,848
840	@	McAfee, Inc.	32,718
480	@	Napster, Inc.	1,334
250	@,L	NetFlix, Inc.	5,775
200	@	PC-Tel, Inc.	1,498
380	@,L	Perficient, Inc.	6,373
370	@,L	Secure Computing Corp.	3,356
220	@,L	Stamps.com, Inc.	2,794
6,400	@	Symantec Corp.	113,920
420	L	United Online, Inc.	6,317
140	@,L	Valueclick, Inc.	3,310
330	@,L	Websense, Inc.	5,392

			932,838

		Iron/ Steel: 0.3%
170	L	Cleveland-Cliffs, Inc.	15,334
120	@	Material Sciences Corp.	992
350		Reliance Steel & Aluminum Co.	18,057
270	L	Steel Dynamics, Inc.	13,584
23,000	@@	Sumitomo Metal Industries Ltd.	102,598
1,100	L	United States Steel Corp.	107,470

			258,035

		Leisure Time: 0.1%
1,080	L	Callaway Golf Co.	18,425
240	@,L	Life Time Fitness, Inc.	13,037
316	L	Polaris Industries, Inc.	14,397
15,691	@,@@	TUI Travel PLC	88,633
240	@,L	WMS Industries, Inc.	8,016

			142,508

		Lodging: 0.1%
700		Harrah’s Entertainment, Inc.	61,649
60	@,L	Monarch Casino & Resort, Inc.	1,535

			63,184

		Machinery — Construction & Mining: 0.4%
100	@,L	Astec Industries, Inc.	3,756
6,536	@@	Atlas Copco AB — Class B	89,518
1,500		Caterpillar, Inc.	107,850
4,100	@@	Hitachi Construction Machinery Co., Ltd.	148,100
710		Joy Global, Inc.	41,180

			390,404

		Machinery — Diversified: 0.6%
680	@,L	AGCO Corp.	46,879
360	L	Applied Industrial Technologies, Inc.	10,876
190		Briggs & Stratton Corp.	4,332
70	L	Cascade Corp.	4,223
270		Cognex Corp.	5,473
3,100		Cummins, Inc.	362,390
200		Deere & Co.	34,360
150		Flowserve Corp.	14,114
390	@,L	Gardner Denver, Inc.	12,913
80		Graco, Inc.	2,979
350		IDEX Corp.	12,495
110	@,L	Intevac, Inc.	1,727
70	L	Lindsay Manufacturing Co.	3,704
260	L	Nordson Corp.	13,728
80		Robbins & Myers, Inc.	5,480
200		Wabtec Corp.	6,788
370	@,L	Zebra Technologies Corp.	14,271

			556,732

		Media: 1.0%
2,000		Clear Channel Communications, Inc.	71,800
320	L	John Wiley & Sons, Inc.	13,488
1,250		McGraw-Hill Cos., Inc.	61,350
400	@,L	Scholastic Corp.	14,096
1,000	@	Viacom — Class B	42,020
3,870	@@	Vivendi	177,466
19,650		Walt Disney Co.	651,398
10		Washington Post	8,065

			1,039,683

		Metal Fabricate/ Hardware: 0.1%
120	L	AM Castle & Co.	3,012
130		Kaydon Corp.	6,579
40	L	Lawson Products	1,353
380		Mueller Industries, Inc.	11,487
237	L	Quanex Corp.	11,859
90	L	Valmont Industries, Inc.	7,064

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Metal Fabricate/ Hardware (continued)
610	L	Worthington Industries	$12,926

			54,280

		Mining: 1.1%
100		Amcol International Corp.	3,798
6,250	@@	BHP Billiton Ltd.	238,250
120	@,L	Brush Engineered Materials, Inc.	5,368
140	@,L	Century Aluminum Co.	8,028
6,900		Freeport-McMoRan Copper & Gold, Inc.	682,617
10	@	RTI International Metals, Inc.	734
5,000	@@	Sumitomo Metal Mining Co., Ltd.	104,310

			1,043,105

		Miscellaneous Manufacturing: 3.4%
1,600		3M Co.	133,216
280	L	Acuity Brands, Inc.	11,057
120	L	AO Smith Corp.	4,247
410	L	Aptargroup, Inc.	17,306
200		Barnes Group, Inc.	6,192
300		Carlisle Cos., Inc.	11,943
140	@,L	Ceradyne, Inc.	6,922
270	L	Clarcor, Inc.	9,615
690		Crane Co.	31,009
6,600		Danaher Corp.	573,012
6,400		Dover Corp.	296,192
2,600		Eaton Corp.	232,206
160	@,L	EnPro Industries, Inc.	4,896
23,239		General Electric Co.	889,821
90		Harsco Corp.	5,406
900		Honeywell International, Inc.	50,958
400		Illinois Tool Works, Inc.	22,200
1,300		ITT Corp.	83,772
8,000	@@	Konica Minolta Holdings, Inc.	152,714
160	@	Lydall, Inc.	1,550
90		Matthews International Corp. — Class A	3,973
130	L	Myers Industries, Inc.	2,595
3,750		Parker Hannifin Corp.	297,863
540	L	Pentair, Inc.	18,317
340	L	Roper Industries, Inc.	21,573
2,112	@@	Siemens AG	321,036
110		SPX Corp.	11,194
490	@,L	Sturm Ruger & Co., Inc.	4,533
289		Teleflex, Inc.	17,435
1,926	@@	Tyco International Ltd.	77,290

			3,320,043

		Office Furnishings: 0.0%
575		Herman Miller, Inc.	15,784
550	L	HNI, Corp.	20,092
230	L	Interface, Inc.	4,011

			39,887

		Oil & Gas: 6.2%
290	@,L	Atwood Oceanics, Inc.	25,303
40	@,L	Bill Barrett Corp.	1,544
280		Cabot Oil & Gas Corp.	9,638
14,703		Chevron Corp.	1,290,482
7,200		ConocoPhillips	576,288
500	@,L	Denbury Resources, Inc.	26,660
300		Devon Energy Corp.	24,843
400		ENSCO International, Inc.	21,540
4,200	@@	ERG S.p.A.	85,477
25,200		ExxonMobil Corp.	2,246,832
250	@,L	Forest Oil Corp.	11,770
920		Frontier Oil Corp.	40,664
450		Helmerich & Payne, Inc.	15,548
400		Hess Corp.	28,488
5,400		Marathon Oil Corp.	301,860
70	@	Newfield Exploration Co.	3,490
8,100		Noble Corp.	422,253
3,200		Occidental Petroleum Corp.	223,264
540	L	Patterson-UTI Energy, Inc.	10,179
1,448	@@	Petroleo Brasileiro SA ADR	139,442
526	@,L	Plains Exploration & Production Co.	26,516
690	@,L	Pride International, Inc.	22,749
90	@,L	Quicksilver Resources, Inc.	4,554
4,766	@@	Royal Dutch Shell PLC — Class B	191,592
520	@,L	Southwestern Energy Co.	25,880
440		St. Mary Land & Exploration Co.	17,292
240	@,L	Stone Energy Corp.	10,848
50	@,L	Swift Energy Co.	2,026
2,300	@@	Total SA	185,999
909	@	Transocean, Inc.	124,797
60	@	Unit Corp.	2,683

			6,120,501

		Oil & Gas Services: 0.8%
810	@,L	Cameron International Corp.	75,516
150	@,L	Dril-Quip, Inc.	8,463
240	@,L	Exterran Holdings, Inc.	19,210
760	@,L	FMC Technologies, Inc.	42,241
810	@,L	Grant Prideco, Inc.	38,961
7,369		Halliburton Co.	269,779
600	@,L	Helix Energy Solutions Group, Inc.	24,354
170	@,L	Hornbeck Offshore Services, Inc.	6,999
350	@,L	ION Geophysical Corp.	5,401
180		Lufkin Industries, Inc.	9,362
160	@,L	Matrix Service Co.	4,174
90	@,L	NATCO Group, Inc.	4,279
1,200	@,L	National Oilwell Varco, Inc.	81,780
450	@	Oceaneering International, Inc.	28,715
5,200	@,@@	Petroleum Geo-Services ASA	148,989
120	@,L	SEACOR Holdings, Inc.	10,868
220	@,L	Superior Energy Services	7,678
100	@,L	Superior Well Services, Inc.	1,939
170	@,L	W-H Energy Services, Inc.	8,585

			797,293

		Packaging & Containers: 0.0%
200		Chesapeake Corp.	1,220
190		Packaging Corp. of America	5,375
1,060		Sonoco Products Co.	32,203

			38,798

		Pharmaceuticals: 3.5%
150	@,L	Alpharma, Inc.	3,150
2,717	@@	AstraZeneca PLC	128,851
80	@,L	Bradley Pharmaceuticals, Inc.	1,575
8,500		Bristol-Myers Squibb Co.	251,855
130	@,L	Cephalon, Inc.	9,740
10,200		Eli Lilly & Co.	540,090
760	@	Endo Pharmaceuticals Holdings, Inc.	20,832
2,700	@	Gilead Sciences, Inc.	125,658
5,600	@@	GlaxoSmithKline PLC	147,962
150	@,L	HealthExtras, Inc.	3,986
400	@	Medco Health Solutions, Inc.	39,996
370	L	Medicis Pharmaceutical Corp.	9,953
17,900		Merck & Co., Inc.	1,062,544
1,000	@@	Merck KGaA	129,901
380	@,L	MGI Pharma, Inc.	13,152
370	@	NBTY, Inc.	11,052
1,106	@@	Omega Pharma SA	77,016
1,000		Perrigo Co.	30,900
200	@,L	PetMed Express, Inc.	2,548
5,100		Pfizer, Inc.	121,176
1,010	@@	Roche Holding AG	192,880
16,700		Schering-Plough Corp.	522,710
200	@,L	Sciele Pharma, Inc.	4,464
970	@,L	Sepracor, Inc.	25,734
410	@	Theragenics Corp.	1,611
80	@,L	USANA Health Sciences, Inc.	3,334
500	@,L	VCA Antech, Inc.	20,515
420	@,L	Viropharma, Inc.	3,755

			3,506,940

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Pipelines: 0.1%
100	L	Equitable Resources, Inc.	$5,286
700	L	National Fuel Gas Co.	33,355
930		Oneok, Inc.	43,245
700		Williams Cos., Inc.	24,297

			106,183

		Real Estate: 0.2%
6,000	@@	Cheung Kong Holdings Ltd.	113,921
170	L	Jones Lang LaSalle, Inc.	14,292
4,000	@@	Mitsui Fudosan Co., Ltd.	103,271

			231,484

		Retail: 2.9%
760	@,L	Aeropostale, Inc.	19,418
472	L	American Eagle Outfitters	10,804
1,000	@,L	Autozone, Inc.	111,630
270		Barnes & Noble, Inc.	10,382
1,400	L	Best Buy Co., Inc.	71,470
280		Big 5 Sporting Goods Corp.	4,600
3,600	@,L	Big Lots, Inc.	67,212
80	@,L	BJ’s Wholesale Club, Inc.	2,996
140	L	Brown Shoe Co., Inc.	2,376
180	@,L	Buffalo Wild Wings, Inc.	5,204
90	@,L	California Pizza Kitchen, Inc.	1,432
530	L	Casey’s General Stores, Inc.	15,370
190	L	Cash America International, Inc.	6,836
220	L	Cato Corp.	3,313
70	L	CBRL Group, Inc.	2,342
210	@,L	CEC Entertainment, Inc.	5,985
200	@,L	Chipotle Mexican Grill, Inc.	26,630
420	L	Christopher & Banks Corp.	6,770
11,250	@	Coach, Inc.	417,825
260	@	Copart, Inc.	9,714
5,100		Costco Wholesale Corp.	343,740
3,800		CVS Caremark Corp.	152,342
600	@,L	Dick’s Sporting Goods, Inc.	18,756
820	@,L	Dollar Tree Stores, Inc.	23,501
4,300	@@	Don Quijote Co., Ltd.	91,881
250	@,L	Dress Barn, Inc.	3,535
890	@	GameStop Corp.	51,131
110	@,L	Genesco, Inc.	3,410
430	L	Guess ?, Inc.	20,180
200	@,L	Gymboree Corp.	6,672
700	@,L	Hanesbrands, Inc.	19,761
160	@,L	Hibbett Sporting Goods, Inc.	3,427
370	@,L	HOT Topic, Inc.	2,335
110	L	IHOP Corp.	5,581
380	@,L	Jack in the Box, Inc.	11,381
180	@,L	Jo-Ann Stores, Inc.	2,963
230	@,L	JOS A Bank Clothiers, Inc.	5,955
120	L	Longs Drug Stores Corp.	6,350
7,900		McDonald’s Corp.	461,913
442		Men’s Wearhouse, Inc.	15,258
50	L	Movado Group, Inc.	1,385
720		MSC Industrial Direct Co.	31,118
150	@,L	O’Reilly Automotive, Inc.	4,929
190	@,L	Panera Bread Co.	7,613
70	@	Papa John’s International, Inc.	1,649
400		Phillips-Van Heusen	16,968
1,300		Polo Ralph Lauren Corp.	89,674
4,258	@@	Punch Taverns PLC	71,870
700	@,L	Quiksilver, Inc.	7,420
3,000	L	RadioShack Corp.	55,500
180	@,L	Red Robin Gourmet Burgers, Inc.	7,121
480		Ross Stores, Inc.	12,662
220	@,L	School Specialty, Inc.	7,852
262	@	Select Comfort Corp.	2,788
4,400	@@	Seven & I Holdings Co., Ltd.	110,413
548	@,L	Sonic Corp.	13,371
270	@,L	Texas Roadhouse, Inc.	3,399
7,000		TJX Cos., Inc.	205,380
140	@,L	Tractor Supply Co.	5,743
254	@,L	Tween Brands, Inc.	6,396
800	@,L	Urban Outfitters, Inc.	20,960
1,200		Wal-Mart Stores, Inc.	57,480
2,800		Wendy’s International, Inc.	78,484
50	L	World Fuel Services Corp.	1,582
200	@,L	Zumiez, Inc.	5,560

			2,879,698

		Savings & Loans: 0.5%
100	L	Anchor Bancorp. Wisconsin, Inc.	2,542
800		Astoria Financial Corp.	20,032
720	L	BankAtlantic Bancorp., Inc.	2,772
840	L	Bankunited Financial Corp.	6,703
200		Dime Community Bancshares	2,714
620	L	First Niagara Financial Group, Inc.	7,707
370	@,L	FirstFed Financial Corp.	12,957
120	L	Flagstar Bancorp., Inc.	756
16,700		Hudson City Bancorp., Inc.	254,174
8,000	L	Washington Mutual, Inc.	156,000

			466,357

		Semiconductors: 2.1%
140	@,L	Actel Corp.	1,534
340	@,L	AMIS Holdings, Inc.	2,608
100	@,L	ATMI, Inc.	3,009
80	@,L	Cabot Microelectronics Corp.	2,992
110		Cohu, Inc.	1,722
230	@,L	Cypress Semiconductor Corp.	7,641
250	@,L	Diodes, Inc.	7,355
1,500	@,@@	Elpida Memory, Inc.	50,791
810	@	Fairchild Semiconductor International, Inc.	12,847
160	@,L	Integrated Device Technology, Inc.	1,941
44,800		Intel Corp.	1,168,345
310	@,L	International Rectifier Corp.	10,081
790		Intersil Corp.	19,703
740	@,L	Kulicke & Soffa Industries, Inc.	5,239
671	@,L	Lam Research Corp.	30,765
90	@,L	Microsemi Corp.	2,059
110	@,L	MKS Instruments, Inc.	1,999
13,650	@	Nvidia Corp.	430,521
450	@	Pericom Semiconductor Corp.	7,457
770	@,L	Semtech Corp.	11,750
1,350	@,L	Skyworks Solutions, Inc.	12,258
220	@,L	Standard Microsystems Corp.	7,759
40	@,L	Supertex, Inc.	1,358
6,555	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	65,026
3,100		Texas Instruments, Inc.	97,867
1,500	@@	Tokyo Electron Ltd.	92,440
552	@,L	Varian Semiconductor Equipment Associates, Inc.	22,914

			2,079,981

		Software: 1.9%
1,400	@	Activision, Inc.	31,010
60	@,L	Advent Software, Inc.	3,046
180	@,L	Allscripts Healthcare Solutions, Inc.	3,184
510	@,L	Ansys, Inc.	19,819
2,500	@	Autodesk, Inc.	117,725
5,400	@	BMC Software, Inc.	178,632
950		Broadridge Financial Solutions ADR	21,632
8,100		CA, Inc.	198,369
280	@	Captaris, Inc.	1,137
250	@,L	Cerner Corp.	14,938
190	@,L	Concur Technologies, Inc.	7,136
200	@,L	CSG Systems International	3,314
440		Dun & Bradstreet Corp.	39,261
60		Global Payments, Inc.	2,593
510	@,L	Informatica Corp.	8,747
60	@	JDA Software Group, Inc.	1,256
120	@	Mantech International Corp.	4,643
400	@	Metavante Technologies, inc	9,112
24,550		Microsoft Corp.	824,880

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Software (continued)
5,200	@	Novell, Inc.	$36,504
210	@,L	Omnicell, Inc.	5,538
11,400	@	Oracle Corp.	230,052
360	@,L	Phase Forward, Inc.	8,784
240	@,L	Progress Software Corp.	7,591
190	@,L	Smith Micro Software, Inc.	1,522
120	@,L	SPSS, Inc.	4,337
900	@,L	Sybase, Inc.	23,076
1,302	@,@@	Tele Atlas NV	53,671
40	@,L	THQ, Inc.	978

			1,862,487

		Telecommunications: 3.2%
1,540	@	3Com Corp.	6,637
460	@	Adaptec, Inc.	1,541
510	@,L	ADC Telecommunications, Inc.	8,446
9,118	@@	Alcatel SA	73,847
1,400	@,L	American Tower Corp.	63,756
660	@,L	Andrew Corp.	9,676
170	@,L	Anixter International, Inc.	10,965
410	@,L	Arris Group, Inc.	4,276
18,816		AT&T, Inc.	718,959
220	@,L	C-COR, Inc.	2,702
3,400		CenturyTel, Inc.	144,942
2,690	@,L	Cincinnati Bell, Inc.	12,804
5,850	@	Cisco Systems, Inc.	163,917
310	@,L	CommScope, Inc.	12,555
130	@,L	Comtech Telecommunications	6,456
5,200		Corning, Inc.	126,308
530	@,L	Harmonic, Inc.	5,496
744		Harris Corp.	46,701
1,900	@,L	Juniper Networks, Inc.	56,468
300	@,L	Netgear, Inc.	10,167
460	@,L	Network Equipment Technologies, Inc.	5,722
820	@,L	NeuStar, Inc.	26,051
440	@,L	Novatel Wireless, Inc.	6,838
947	@@	Orascom Telecom GDR	71,919
290	L	Plantronics, Inc.	7,787
14,800		Qualcomm, Inc.	603,544
3,350	@,L	RF Micro Devices, Inc.	19,363
8,483	@@	Royal KPN NV	155,968
3,700		Sprint Nextel Corp.	57,424
430	@	Symmetricom, Inc.	1,853
73,202	@@	Telecom Italia S.p.A. RNC	183,003
604		Telephone & Data Systems, Inc.	37,599
180	@	Tollgrade Communications, Inc.	1,429
7,400		Verizon Communications, Inc.	319,754
150	@,L	Viasat, Inc.	5,003
36,650	@@	Vodafone Group PLC	137,150

			3,127,026

		Textiles: 0.0%
310	L	G&K Services, Inc.	12,608
330	@,L	Mohawk Industries, Inc.	26,545
180		Unifirst Corp.	6,727

			45,880

		Toys/ Games/ Hobbies: 0.0%
160	@,L	Jakks Pacific, Inc.	4,038
50	@,L	RC2 Corp.	1,454

			5,492

		Transportation: 0.3%
170	@,L	Bristow Group, Inc.	9,350
480	L	Con-way, Inc.	20,294
700		CSX Corp.	29,400
14	@@	East Japan Railway Co.	115,885
260	@,L	HUB Group, Inc.	6,781
530	@,L	Kansas City Southern	18,248
310	@,L	Kirby Corp.	14,902
110		Landstar System, Inc.	4,376
600		Norfolk Southern Corp.	30,726
110	@,L	Old Dominion Freight Line	2,478
620		Tidewater, Inc.	30,312
400		Union Pacific Corp.	50,456
130	@,L	YRC Worldwide, Inc.	2,302

			335,510

		Water: 0.2%
150	L	American States Water Co.	6,248
1,716	@@	Veolia Environnement	158,724

			164,972

		Total Common Stock (Cost $53,537,488)	61,502,477

REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Apartments: 0.0%
140		Camden Property Trust	7,365
25	L	Essex Property Trust, Inc.	2,594
160	L	Mid-America Apartment Communities, Inc.	7,726

			17,685

		Diversified: 0.0%
80	L	Entertainment Properties Trust	4,263

			4,263

		Health Care: 0.0%
280		LTC Properties, Inc.	6,591
260	L	Medical Properties Trust, Inc.	2,917
160	L	Senior Housing Properties Trust	3,534

			13,042

		Hotels: 0.0%
490	L	DiamondRock Hospitality Co.	8,487
530	L	Hospitality Properties Trust	19,366

			27,853

		Office Property: 0.0%
100	L	Kilroy Realty Corp.	5,589

			5,589

		Regional Malls: 0.1%
370		Macerich Co.	28,731

			28,731

		Single Tenant: 0.0%
200	L	National Retail Properties, Inc.	4,898
400		Realty Income Corp.	11,400

			16,298

		Warehouse/ Industrial: 0.1%
940	L	AMB Property Corp.	57,490
40	L	EastGroup Properties, Inc.	1,845

			59,335

		Total Real Estate Investment Trusts (Cost $171,077)	172,796

EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
800	L	iShares S&P SmallCap 600 Index Fund	52,720
900	L	Midcap SPDR Trust Series 1	141,174

			193,894

		Total Exchange-Traded Funds (Cost $189,556)	193,894

PREFERRED STOCK: 0.5%
		Diversified Financial Services: 0.1%
3,775	P,L	Merrill Lynch & Co., Inc.	70,064

			70,064

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Household Products/ Wares: 0.1%
2,100	@@	Henkel KGaA — Vorzug	$116,174

			116,174

		Insurance: 0.2%
3,025	@@,P	Aegon NV	61,408
1,275	@@,P	Aegon NV — Series 1	24,786
3,575	P	Metlife, Inc.	81,331

			167,525

		Media: 0.1%
3,066	@@	ProSieben SAT.1 Media AG	82,567

			82,567

		Sovereign: 0.0%
1,000	P	Fannie Mae	23,500

			23,500

		Total Preferred Stock (Cost $482,947)	459,830

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 4.4%
		Banks: 1.7%
$80,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	$65,209
81,000	@@,#, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	81,783
60,000		Bank of America Corp., 5.750%, due 12/01/17	60,102
40,000	@@,C	Bank of Ireland, 5.500%, due 12/29/49	34,672
10,000	@@,C	Bank of Scotland, 5.125%, due 12/31/49	8,179
22,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	22,873
20,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	16,100
91,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	91,173
50,000	@@,C	BNP Paribas, 5.238%, due 12/31/49	42,453
41,000	@@,#, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	37,649
10,000	@@,C	Den Norske Bank ASA, 5.375%, due 11/29/49	8,050
45,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	46,278
47,000	@@,#, C	HBOS PLC, 5.375%, due 11/29/49	43,053
120,000	@@,C	HSBC Bank PLC, 5.538%, due 06/29/49	88,200
60,000	@@,C	HSBC Bank PLC, 5.625%, due 06/29/49	48,300
10,000	@@,C	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	7,950
80,000	@@,C	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	64,400
50,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	51,033
10,000	@@,C	National Westminster Bank PLC, 6.250%, due 11/29/49	8,088
50,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	48,038
21,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	19,875
15,000	C	RBS Capital Trust I, 5.512%, due 12/31/49	13,620
58,000	@@,#, C	Resona Bank Ltd., 5.850%, due 12/31/49	54,908
130,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	102,050
40,000	@@,C	Societe Generale, 4.981%, due 11/29/49	33,187
100,000	@@,C	Standard Chartered PLC, 4.916%, due 07/29/49	72,000
150,000	@@,C	Standard Chartered PLC, 5.125%, due 11/29/49	109,500
20,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	14,400
55,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	56,294
85,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	79,676
85,000	C	USB Capital IX, 6.189%, due 03/29/49	82,014
51,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	49,099
30,000	@@,C	Westpac Banking Corp., 5.306%, due 09/30/49	24,755
65,000	@@,#, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	57,168

			1,642,129

		Beverages: 0.1%
70,000	@@,C	Diageo Capital PLC, 5.750%, due 10/23/17	70,992

			70,992

		Chemicals: 0.0%
20,000	Z	Stauffer Chemical, 4.130%, due 04/15/10	18,166
20,000	Z	Stauffer Chemical, 5.450%, due 04/15/18	11,534
30,000	Z	Stauffer Chemical, 6.680%, due 04/15/17	18,343

			48,043

		Diversified Financial Services: 0.7%
127,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	118,091
93,000	#, C	Corestates Capital Trust I, 8.000%, due 12/15/26	96,370
25,000	@@,C	Financiere CSFB NV, 5.375%, due 03/29/49	20,125
53,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	54,268
59,000	#, C	HVB Funding Trust III, 9.000%, due 10/22/31	65,811
97,000	#, C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	93,474
33,000	@@,C	Paribas, 5.375%, due 12/31/49	27,889
22,000	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	21,956
92,555	@@,#, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	93,328
59,000	C	Residential Capital, LLC, 8.000%, due 04/17/13	38,498
347,204	#, Z	Toll Road Investors Partnership II LP, 15.780%, due 02/15/45	49,888
56,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	57,309

			737,007

		Electric: 0.4%
125,000	C	Commonwealth Edison, 6.150%, due 03/15/12	130,268
56,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	53,012
57,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	58,381
15,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	17,374
26,000	C, L	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	25,969
55,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	57,994

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Electric (continued)
$54,000	C	NorthWestern Corp., 5.875%, due 11/01/14	$54,246

			397,244

		Food: 0.2%
147,000		Kraft Foods, Inc., 7.000%, due 08/11/37	156,900

			156,900

		Insurance: 0.1%
85,000	@@,C	Aegon NV, 5.399%, due 12/31/49	61,625
31,000		Prudential Financial, Inc., 6.000%, due 12/01/17	30,736
25,000		Prudential Financial, Inc., 6.625%, due 12/01/37	24,870

			117,231

		Miscellaneous Manufacturing: 0.1%
84,000		General Electric Co., 5.250%, due 12/06/17	84,408

			84,408

		Multi-National: 0.0%
32,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	31,137

			31,137

		Oil & Gas: 0.2%
41,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	39,772
10,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	10,817
24,000	@@,C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	25,597
94,000	@@,#	Pemex Project Funding Master Trust, 6.994%, due 06/15/10	95,175
46,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	45,092

			216,453

		Pharmaceuticals: 0.1%
68,000	C	Merck & Co., Inc., 5.750%, due 11/15/36	68,140

			68,140

		Pipelines: 0.0%
43,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	43,335

			43,335

		Real Estate: 0.1%
15,000	C	Liberty Property LP, 6.375%, due 08/15/12	15,702
55,000	C	Liberty Property LP, 7.750%, due 04/15/09	56,722

			72,424

		Retail: 0.4%
122,000	C	McDonald’s Corp., 6.300%, due 10/15/37	126,959
28,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	28,368
18,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	18,240
100,000	C	Target Corp., 6.500%, due 10/15/37	97,354
19,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	16,588
88,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	90,522

			378,031

		Telecommunications: 0.2%
93,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	96,676
52,000	C	Embarq Corp., 7.995%, due 06/01/36	55,118
42,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	40,057

			191,851

		Water: 0.1%
35,000	#,C	American Water Capital Corp., 6.085%, due 10/15/17	36,663
35,000	#,C	American Water Capital Corp., 6.593%, due 10/15/37	37,331

			73,994

		Total Corporate Bonds/ Notes (Cost $4,443,794)	4,329,319

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.6%
		Federal Home Loan Mortgage Corporation: 5.7%
146,858	C,S	4.500%, due 12/15/16	146,125
201,000	Z	4.890%, due 03/15/31	65,171
143,995	C,S	5.000%, due 08/15/16	144,580
218,000	C,S	5.000%, due 05/15/20	218,476
47,000	C	5.000%, due 09/15/31	46,261
18,000	C	5.000%, due 02/15/32	17,546
58,000	C	5.000%, due 04/15/32	57,616
242,491	C,S	5.002%, due 05/15/33	238,661
156,000	C	5.250%, due 03/15/12	157,614
34,000	C	5.500%, due 12/15/20	34,440
20,000	C	5.500%, due 10/15/32	20,230
18,000	C	5.500%, due 11/15/32	18,183
63,000	C,S	5.500%, due 07/15/33	63,539
423,000	W	5.500%, due 01/11/37	423,149
43,874		6.000%, due 01/01/29	44,867
157,488	C,S	6.000%, due 01/15/29	161,441
2,723,000		6.000%, due 01/15/36	2,764,270
925,000		6.500%, due 01/15/34	949,643
26,052		7.000%, due 11/01/31	27,319
28,145		7.000%, due 03/01/32	29,468

			5,628,599

		Federal National Mortgage Corporation: 3.8%
250,000	W	4.500%, due 01/15/19	246,172
169,000		4.750%, due 11/19/12	174,488
429,148	S	5.000%, due 08/01/37	414,308
80,000	C	5.400%, due 03/26/12	80,382
99,330	S	5.500%, due 02/01/18	100,511
1,615,000	W	5.500%, due 01/15/20	1,633,926
426,000	S	5.500%, due 05/25/30	421,201
76,220	S	5.500%, due 01/25/36	75,515
110,558	S	5.500%, due 12/25/36	109,792
128,000	C	5.550%, due 03/29/10	128,142
9,481		6.000%, due 10/01/08	9,524
99,658	S	6.000%, due 08/01/16	102,122
111,276	S	6.000%, due 04/25/31	115,172
53,000		6.000%, due 01/11/37	53,870
18,910		6.500%, due 02/01/28	19,625
12,002		6.500%, due 12/01/33	12,399
35,000	W	6.500%, due 01/15/35	35,990
30,765		7.000%, due 10/01/31	32,347
22,981		7.500%, due 09/01/31	24,513

			3,789,999

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

		Government National Mortgage Association: 0.0%
$34,670		6.500%, due 10/15/31	$36,077
16,529		6.500%, due 01/15/32	17,197
7,426		7.000%, due 01/15/28	7,880

			61,154

		Total U.S. Government Agency Obligations (Cost $9,377,396)	9,479,752

U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bonds: 1.9%
353,000	L	4.250%, due 11/15/17	361,219
64,000	L	4.750%, due 05/15/14	68,100
1,351,000	L	4.750%, due 02/15/37	1,426,888

			1,856,207

		U.S. Treasury Notes: 9.3%
6,036,000	L	3.375%, due 11/30/12	6,027,043
381,000	L	3.625%, due 10/31/09	385,078
2,699,000	L	4.500%, due 05/15/10	2,793,889

			9,206,010

		Treasury Inflation Indexed Protected Securities: 0.8%
144,955	L	2.375%, due 04/15/11	151,195
139,570	L	2.375%, due 01/15/17	148,402
170,912	L	2.375%, due 01/15/25	165,923
327,990	L	3.875%, due 01/15/09	339,111

			804,631

		Total U.S. Treasury Obligations (Cost $11,666,791)	11,866,848

ASSET-BACKED SECURITIES: 0.4%
		Automobile Asset-Backed Securities: 0.0%
4,782	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	4,772

			4,772

		Credit Card Asset-Backed Securities: 0.1%
50,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	49,935

			49,935

		Home Equity Asset-Backed Securities: 0.2%
218,000	C,S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	216,090
17,082	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	16,774

			232,864

		Other Asset-Backed Securities: 0.1%
172	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	172
41,070	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	40,730
2,585	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,575
25,000	C	Equity One, Inc., 5.050%, due 09/25/33	24,270
25,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	24,781
10,988	C	Popular Mortgage Pass-through Trust, 4.596%, due 11/25/35	10,939

			103,467

		Total Asset-Backed Securities (Cost $394,625)	391,038

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.3%
93,647	C,S	American Home Mortgage Assets, 5.783%, due 11/25/46	90,838
96,451	C,S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	100,062
28,371	C	Banc of America Alternative Loan Trust, 6.493%, due 04/25/37	28,346
34,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	33,457
10,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,960
23,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,953
67,115	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	67,023
57,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	57,022
90,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	89,433
10,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,416
197,797	C,S	Banc of America Funding Corp., 5.652%, due 06/20/37	199,538
108,480	C,S	Banc of America Funding Corp., 5.844%, due 05/20/36	107,243
43,012	C	Banc of America Funding Corp., 7.000%, due 10/25/37	43,192
38,218	C	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	38,164
38,933	C	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	38,566
52,584	C	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	53,079
71,725	C,S	Chaseflex Trust, 6.500%, due 02/25/37	73,174
46,916	C	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	47,530
133,472	C,S	Countrywide Alternative Loan Trust, 5.413%, due 10/25/35	133,218
120,302	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	116,222
3,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.794%, due 04/15/62	3,201
171,957	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	172,680
425,577	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	437,155
3,645	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	3,686
67,486	C,S	GMAC Mortgage Corp. Loan Trust, 4.584%, due 10/19/33	65,758
38,779	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	38,808
31,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	31,223
22,937	#,C	GSMPS 2005-RP1 1AF, 5.139%, due 01/25/35	22,672
43,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	42,468

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount			Value

$10,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	$10,294
60,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	61,782
22,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	21,664
152,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	150,326
59,867	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	59,912
10,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	9,245
25,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	25,185
74,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	77,429
320,571	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	319,312
696,840	C,S	MASTR Reperforming Loan Trust, 5.149%, due 07/25/35	687,476
140,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	139,903
79,846	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	77,787
59,263	C, S	RAAC Series, 5.250%, due 09/25/34	58,562
34,303	C	Thornburg Mortgage Securities Trust, 5.159%, due 09/25/44	34,232
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	10,090
21,032	C	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	20,891
16,324	C	Washington Mutual Mortgage Pass-through Certificates, 5.563%, due 02/25/47	15,948
464,645	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 07/25/47	456,377
39,455	C	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 07/25/47	38,256
23,177	C	Washington Mutual Mortgage Pass-through Certificates, 5.684%, due 06/25/37	23,110
144,879	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.702%, due 06/25/37	143,410
171,234	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.750%, due 02/25/36	170,968
276,912	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.820%, due 06/25/37	271,778
133,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.823%, due 10/25/36	134,302
72,092	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.877%, due 07/25/37	72,117
641,315	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.363%, due 11/25/46	623,259
25,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.497%, due 06/25/35	24,817
37,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.792%, due 07/25/34	36,376
190,914	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	187,086
144,574	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.647%, due 12/25/36	142,045

			6,281,026

		Total Collateralized Mortgage Obligations (Cost $6,342,877)	6,281,026

MUNICIPAL BONDS: 0.2%
		California: 0.1%
61,000	C	City of San Diego, 7.125%, due 06/01/32	62,288

			62,288

		Michigan: 0.1%
160,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	159,438

			159,438

		Total Municipal Bonds (Cost $219,817)	221,726

		Total Long-Term Investments (Cost $86,826,368)	94,898,706

Shares			Value

SHORT-TERM INVESTMENTS: 28.3%
		Mutual Fund: 9.8%
9,700,000	**	ING Institutional Prime Money Market Fund	$9,700,000

		Total Mutual Fund (Cost $9,700,000)	9,700,000

Principal
Amount		Value

	Repurchase Agreement: 0.3%
$316,000
Morgan Stanley Repurchase Agreement dated 11/30/07, 4.500%, due 12/03/07, $316,119 to be received upon repurchase (Collateralized by $575,000 Resolution Funding Corporation, Discount Note, Market Value $325,007, due 07/15/20)

		$316,000

	Total Repurchase Agreement (Cost $316,000)	316,000

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION MODERATE FUND
AS OF NOVEMBER 30, 2007 (UNAUDITED) (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 18.2%
$18,036,652	Bank of New York Mellon Corp. Institutional Cash Reserves	$18,036,652

	Total Securities Lending Collateral (Cost $18,036,652)	18,036,652

	Total Short-Term Investments (Cost $28,052,652)	28,052,652

Total Investments in Securities (Cost $114,879,020)*	124.2%	$122,951,358
Other Assets and Liabilities-Net	(24.2)	(23,952,573)

Net Assets	100.0%	$98,998,785

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at November 30, 2007.
**	Investment in affiliate
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $115,383,723.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,951,118
Gross Unrealized Depreciation	(2,383,483)

Net Unrealized Appreciation	$7,567,635

ING Strategic Allocation Moderate Fund Open Futures Contracts on November 30, 2007

				Unrealized
	Number of	Notional Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts
90-Day Eurodollar	16	3,833,200	03/17/08	$24,268
90-Day Eurodollar	21	5,065,988	09/15/08	28,368
S&P 500 E-Mini	14	1,038,590	12/21/07	(8,067)
U.S. Treasury 10-Year Note	11	1,245,234	03/19/08	(1,479)
U.S. Treasury Long Bond	1	117,188	03/19/08	(627)

				$42,463

Short Contracts
90-Day Eurodollar	21	(5,055,488)	09/14/09	$(31,516)
Fed Fund 30-Day	3	(1,201,409)	03/31/08	(6,665)
Fed Fund 30-Day	3	(1,202,596)	04/30/08	(7,578)
Fed Fund 30-Day	4	(1,606,128)	05/30/08	(12,794)
U.S. Treasury 2-Year Note	1	(210,109)	03/31/08	(2)

				$(58,555)

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Series, Fund, Inc. was held on November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matters voted upon as well as the results are outlined below:

Matter:

1	To elect a Board of Directors of ING Series Fund, Inc. (the “Company”);

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008;

Results:

ING Series Fund, Inc. Registrant

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

Albert E. DePrince, Jr.	1	553,197,091	9,435,045	—	—	562,632,137
Maria T. Fighetti	1	553,140,759	9,491,378	—	—	562,632,137
Sidney Koch	1	552,024,291	10,607,846	—	—	562,632,137
Corine T. Norgaard	1	552,843,470	9,788,667	—	—	562,632,137
Joseph E. Obermeyer	1	553,125,389	9,506,747	—	—	562,632,137
Edward T. O’Dell	1	551,984,870	10,647,267	—	—	562,632,137
Russell Jones	1	552,516,531	10,115,605	—	—	562,632,137
Shaun Mathews	1	552,092,911	10,539,226	—	—	562,632,137
Fredric (Rick) A. Nelson III	1	552,733,867	9,898,270	—	—	562,632,137
ING Series Fund, Inc. Registrant	2	549,100,175	5,018,945	8,513,017	—	562,632,137

*	The Shareholder Meeting for ING Series Fund, Inc. Registrant was adjourned to December 17, 2007.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING SmallCap Value Multi-Manager Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-ADEABCIOR (1107-012308)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 7, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 7, 2008